As filed with the Securities and Exchange Commission on April 28, 2025
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	[ ]
Post-Effective Amendment No. 15 (File No. 333-227507)	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	[ ]
Amendment No. 107 (File No. 811-05213)	[X]
(Check appropriate box or boxes)

Exact Name of Registrant:
RiverSource of New York Account 8

Name of Depositor:
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
Address of Depositor’s Principal Executive Offices, Zip Code
Depositor’s Telephone Number, including Area Code:

20 Madison Avenue Extension Albany, NY 12203
(800) 541-2251
Name and Address of Agent for Service:
Nicole D. Wood, Esq.
5229 Ameriprise Financial Center
Minneapolis, MN 55474

Approximate Date of Proposed Public Offering N/A
It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on May 1, 2025 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on [date] pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A: PROSPECTUS

Prospectus
May 1, 2025
RiverSource®
RiverSource® Variable Universal Life 6 Insurance
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

Issued by:	RiverSource Life Insurance Co. of New York (RiverSource Life of NY)
20 Madison Avenue Extension Albany, NY 12203 Telephone: 1-800-541-2251 Website address: riversource.com/lifeinsurance RiverSource of New York Account 8
Service Center:	RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-541-2251 Website address: riversource.com/lifeinsurance
This prospectus contains information that you should know about the life insurance policy before investing in RiverSource Variable Universal Life 6 Insurance (VUL 6 – NY).
The purpose of the policy is to provide life insurance protection on the life of the Insured and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the Insured’s death. You may direct your Net Premiums or transfers to:
•
A Fixed Account to which we credit interest.
  •  Indexed Accounts to which we credit interest.
•
Subaccounts that invest in underlying Funds.
Prospectuses are available for the Funds that are investment options under the policy. Please read all prospectuses carefully and keep them for future reference.
RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the policy other than those contained in this prospectus or the Fund prospectuses. Do not rely on any such information or representations.
Please note that your investments in a policy and its underlying Funds:
•
Are NOT deposits or obligations of a bank or financial institution;
•
Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and
•
Are subject to risks including loss of the amount you invested and the policy ending without value.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested. Before you invest, be sure to ask your sales representative about the policy’s features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may or may not be authorized to offer you several different variable life insurance policies in addition to the policy described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 1

If you are a new investor in the policy, you may cancel your policy within 10 days of receiving it without paying penalties (if the policy is intended to replace an existing policy, this cancellation period is extended to 60 days). In some states, this cancellation period may be longer. Upon cancellation, you will receive a full refund of all premiums paid, including any policy fees or other charges, less Indebtedness. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
For your convenience, we have defined certain words and phrases used in this prospectus in the “Key Terms” section.

2 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 3

4 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Key Terms
These terms can help you understand details about your policy.
Accumulation Unit: An accounting unit used to calculate the value of the Subaccounts.
Attained Insurance Age: The Insured's Insurance Age plus the number of Policy Anniversaries since the Policy Date. Attained Insurance Age changes only on a Policy Anniversary.
Beneficiary: The person(s) or entity(ies) designated to receive the death benefit Proceeds.
Cash Surrender Value: Proceeds received if you surrender the policy in full. The Cash Surrender Value equals the Policy Value minus Indebtedness and any applicable Surrender Charges.
Close of Business: The time the New York Stock Exchange (NYSE) closes, 4 p.m. Eastern time unless the NYSE closes earlier.
Code: The Internal Revenue Code of 1986, as amended.
Death Benefit Valuation Date: The date of the Insured’s death when death occurs on a Valuation Date. If the Insured does not die on a Valuation Date, then the Death Benefit Valuation Date is the next Valuation Date following the date of the Insured’s death.
Duration: The number of years a policy is in force. For example, Duration 1 is the first year the policy is in force and Duration 15 is the 15th year the policy is in force.
Fixed Account: The portion of the Policy Value that earns interest at a fixed rate not less than the guaranteed interest rate as shown under Policy Data.
Fixed Account Value: The portion of the Policy Value that you allocate to the Fixed Account, including Indebtedness.
Full Surrender: The withdrawal of the full Cash Surrender Value and termination of the policy.
Funds: Mutual funds or portfolios, each with a different investment objective. (See “The Variable Account and the Funds.”) Each of the Subaccounts of the Variable Account invests in a specific one of these Funds.
Good Order: We cannot process your transaction request relating to the policy until we have received the request in Good Order at our Service Center. “Good Order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “Good Order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the policy number; the transaction amount (in dollars); the names of and allocations to and/or from the Subaccounts, the Indexed Accounts and the Fixed Account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and
any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all policy Owners for the request to be in Good Order. With respect to purchase requests, “Good Order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.
Indexed Account: The portion of the Policy Value that has the ability to earn interest based on a change in the value of one or more designated indexes.
Insurance Age: The age of the Insured, based upon his or her nearest birthday on the date of the application.
Insured: The person whose life is insured by the policy.
Lapse: The policy ends without value and no death benefit is paid.
Minimum Initial Premium: The premium amount used to determine if the Minimum Initial Premium Guarantee is in effect. The Minimum Initial Premium is shown under Policy Data and depends on the Insured’s Insurance Age, sex (unless unisex rates are required by law), Risk Classification, optional insurance benefits added by rider, the initial Specified amount and death benefit option.
Minimum Initial Premium Guarantee(MIPG): A feature of the policy guaranteeing that the policy will remain in force over the Minimum Initial Premium Guarantee Period as long as the Policy Value minus Indebtedness equals or exceeds the monthly deduction. This feature is in effect as long as certain premium payment requirements are met.
Minimum Initial Premium Period: The maximum duration the Minimum Initial Premium Guarantee can be in effect if all requirements are met. The Minimum Initial Premium Period is shown under Policy Data.
Monthly Date: The same day each month as the Policy Date. If there is no Monthly Date in a calendar month, the Monthly Date is the first day of the next calendar month.
Net Amount at Risk: A portion of the death benefit equal to the current death benefit divided by the guaranteed interest rate factor shown under Policy Data minus the Policy Value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.
Net Premium: The premium paid minus the premium expense charge.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 5

No-Lapse Guarantee (NLG): A feature of the policy guaranteeing that the policy will remain in force over the No-Lapse Guarantee Period even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is in effect as long as certain premium payment requirements are met.
No-Lapse Guarantee Period: The maximum duration the NLG can be in effect if the premium payment requirements are met. The No-Lapse Guarantee Period for the NLG is shown under Policy Data and depends on the Insured’s Insurance Age.
No-Lapse Guarantee Premium: The premium amount used to determine if the NLG is in effect. The NLG Premium is shown under Policy Data and depends on the Insured’s Insurance Age, sex (unless unisex rates are required by law), Risk Classification, optional insurance benefits added by rider, the initial Specified Amount and death benefit option.
Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The Owner is authorized to make changes to the policy and request transactions involving Policy Value. In the prospectus “you” and “your” refer to the Owner.
Partial Surrender: The withdrawal of an amount of the Policy Value that is less than the full Cash Surrender Value. Sometimes we refer to a Partial Surrender as a withdrawal.
Policy Anniversary: The same day and month as the Policy Date each year the policy remains in force.
Policy Data: The portion of the policy that includes specific information on your policy regarding your policy’s benefits, amount and duration of guaranteed charges, premium information, and other benefit data applicable to the Insured.
Policy Date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months. The Policy Date is shown under Policy Data.
Policy Value: The sum of the Fixed Account Value plus the Variable Account Value plus the values of the Indexed Account(s).
Proceeds: The amount payable under the policy as follows:
•
Upon death of the Insured prior to the date the Insured has reached Attained Insurance Age 120, Proceeds will be the death benefit option in effect as of the date of the Insured’s death, minus any Indebtedness.
•
Upon death of the Insured on or after the Insured has reached Attained Insurance Age 120, Proceeds will be the greater of:
—
the Policy Value on the date of the Insured’s death minus any Indebtedness on the date of the Insured’s death; or
—
the death benefit on the Insured's Attained Insurance Age 120 Policy Anniversary minus any partial surrenders and partial surrender fees occurring after the Insured's Attained Insurance Age 120 Policy Anniversary.
•
On Full Surrender of the policy, the Proceeds will be the Cash Surrender Value.
Pro Rata Basis: Method for allocating amounts to the Fixed Account and to each of the Subaccounts. It is proportional to the value (minus any Indebtedness in the Fixed Account and/or the value of the Fixed Account that is part of a Special Dollar-Cost Averaging (“SDCA”) arrangement) that each bear to the total Policy Value minus Indebtedness, the values of the Indexed Accounts, and the value of the Fixed Account that is part of an SDCA arrangement.
Risk Classification: A group of insureds that RiverSource Life of NY expects will have similar mortality experience.
RiverSource Life of NY: In this prospectus, “we,” “us,” “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York.
Scheduled Premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.
Service Center: Our department that processes all transaction and service requests for the policies. We consider all transaction and service requests received when they arrive in Good Order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Specified Amount: An amount chosen by you that we use to determine the death benefit and the Proceeds payable upon death of the Insured prior to the Insured’s Attained Insurance Age 120 Policy Anniversary. If death benefit option 1 is chosen, this is the amount of life insurance coverage you want. For death benefit option 2 and 3, this is the minimum amount of life insurance coverage. We show the initial Specified Amount you have chosen in your policy.
Subaccounts: Each Subaccount is a separate investment division of the Variable Account and invests in a particular portfolio or Fund.
Surrender Charge: A charge we assess against the Policy Value at the time of surrender, or if the policy Lapses, during the first ten years of the policy and for ten years after an increase in coverage.
Valuation Date: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the time it closes, generally 4:00 PM Eastern Time. At the NYSE close, the next Valuation Date begins. We calculate the Accumulation Unit value of each Subaccount on each Valuation Date. If we receive your transaction request at our Service Center before the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the Valuation Date we received your transaction request in Good Order. On the other hand, if we receive your

6 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

transaction request in Good Order at our Service Center at or after the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the Close of Business in order for us to process it using the Accumulation Unit value we calculate on that Valuation Date. If you were not able to complete your transaction before the Close of Business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date.
Valuation Period: The interval that commences at the Close of Business on each Valuation Date and goes up to the Close of Business on the next Valuation Date.
Variable Account: RiverSource of New York Variable Life Separate Account consisting of Subaccounts, each of which invests in a particular Fund. The Policy Value in each Subaccount depends on the performance of the particular Fund.
Variable Account Value: The sum of the values that you allocate to the Subaccounts of the Variable Account.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 7

Key Information Table
Important Information You Should Consider About the Policy
FEES AND EXPENSES	Location in Statutory Prospectus
Charges for Early Withdrawals
If you surrender your policy for its full Cash Surrender Value, or the policy
Lapses, during the first ten years and for ten years after requesting an increase in the Specified Amount, you will incur a surrender charge. The
Surrender Charges are set based on various factors such as the Insured’s
Insurance Age(or Attained Insurance Age at the time of a requested increase in the Specified Amount),Risk Classification, and the number of years the policy has been in force (or for the number of years from the effective date of an increase in the Specified Amount).
The maximum initial Surrender Charge rate that would be charged on any policy would be $47.50per $1,000 of Initial Specified Amount. Therefore,
if a Full Surrender occurs on a policy that was issued with a $1,000,000
Initial Specified Amount, the maximum initial Surrender Charge would be
$47,500 which is $47.50 times $1,000,000 divided by 1,000.
The surrender charges are shown under the Policy Data page of your policy.
Fee Tables Transaction Fees Base Policy Charges
Transaction Charges
In addition to surrender charges, you may also incur charges on other transactions, such as a premium expense charge, partial surrender charge, express mail fee, electronic fund transfer fee, and fees imposed when exercising your rights under the Accelerated Benefit Rider for
Terminal Illness, Overloan Protection Benefit, Accidental Death Benefit
Rider and the Accounting Value Increase. If you take a loan against the policy, you will be charged a loan interest rate on any outstanding balance until the loan is paid off.
Fee Tables
Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of the following riders if elected as optional benefits available under the policy: Accounting Value Increase Rider, Accidental Death Benefit Rider,
Children's Insurance Rider, Waiver of Monthly Deduction Rider, Waiver of
Premium Rider and the AdvanceSource Accelerated Benefit for CI if they are elected as optional benefits available under the policy. Such fees and expenses are set based on various factors such as the Insured’s Risk
Classification,Insurance Age, sex and the number of years the policy is in force. You should review the rates, fees and charges under the Policy Data page of your policy.
You will also bear expenses on the Policy Value in Indexed Accounts at an annual rate of 0.60% applied monthly.
You will also bear expenses associated with the Funds offered under the policy, as shown in the following table:
				Fee Tables Transaction Fees Base Policy Charges
	Annual Fee	Minimum	Maximum
	Underlying Fund options (Funds fees and expenses)(1)	0.25%	1.32%
	(1) As a percentage of fund assets.
RISKS
Risk of Loss	You can lose money by investing in this policy including loss of principal.	Principal Risks

8 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

RISKS	Location in Statutory Prospectus
Not a Short-Term Investment
The policy is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash.
The policy is a long-term investment that is primarily intended to provide a death benefit that we pay to the Beneficiary upon the Insured’s death.
Your policy has little or no Cash Surrender Value in the early policy years.
During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
Your ability to take partial surrenders is limited. You cannot take partial surrenders during the first policy year.
Principal Risks
Risks Associated with Investment Options
An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the policy.
Each investment option (including the Fixed Accountand the Indexed
Accounts) has its own unique risks.
You should review the investment options before making an investment decision.
If the death benefit is option 2, the death benefit could decrease from the death benefit on the previous Valuation Date due to adverse investment experience.
Principal Risks The Variable Account and the Funds
Insurance Company Risks
An investment in the policy is subject to the risks related to RiverSource
Life of NY. Any obligations (including under the Fixed Account) and the
Indexed Accounts or guarantees and benefits of the policy that exceed the assets of the Variable Account are subject to RiverSource Life of NY’s claims-paying ability. If RiverSource Life of NY experiences financial distress, RiverSource Life of NY may not be able to meet their obligations to you. More information about RiverSource Life of NY, including their financial strength ratings, is available by contacting RiverSource Life of NY at 1-800-541-2251.
Additional information regarding the financial strength of RiverSource Life of NY can be accessed at: strengthandsoundness.com.
Principal Risks The General Account
Policy Lapse
Insufficient premium payments, fees and expenses, poor investment performance, full and partial surrenders, and unpaid loans or loan interest may cause the policy to Lapse. There is a cost associated with reinstating a Lapsed policy. Death benefits will not be paid if the policy has Lapsed.
Your policy may not Lapse if the No Lapse Guarantee or the Minimum Initial
Premium Guarantee is in effect. Also, your policy enters a grace period before Lapsing, allowing you additional time to pay the amount required to keep the policy in force.
Keeping the Policy in Force

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 9

	RESTRICTIONS	Location in Statutory Prospectus
Investments
•We reserve any right to limit transfers of value from a Subaccount to one or more Subaccounts or to the Fixed Account to five per policy year, and we may suspend or modify this transfer privilege at any time with the necessary approval of the Securities and Exchange Commission.
• Your transfers among the Subaccounts are subject to policies designed to deter market timing.
• The minimum transfer amount from an investment option is $50, if automated, and $250 by mail or telephone.
• On the Insured’sAttained Insurance Age 120 anniversary, any Policy
Value in the Subaccounts will be transferred to the Fixed Account and may not be transferred to any Subaccount or Indexed Account.
• You may only transfer into and out of the Fixed Account on a Policy
Anniversary, unless you automate such transfers.
• Restrictions into and out of the Indexed Accounts apply.
• We reserve the right to close, merge or substitute Funds as investment options.
• We also reserve the right, upon notification to you, to close or restrict any Funds. We will obtain any necessary approval of the Securities and
Exchange Commission.
• We generally limit purchase payments in excess of $1,000,000.
Transfers Among the Fixed Account, Indexed Accounts and Subaccounts Substitution of Investments Optional Benefits — Investment Allocation Restrictions for Certain Benefit Riders
Optional Benefits
•
• Accelerated Benefit Rider for Terminal Illness (ABRTI): The ABRTI
has certain conditions that must be satisfied to exercise the benefit of these riders.
• Accidental Death Benefit Rider (ADB): The ADB is not available for all
Insurance Ages or Risk Classifications that would be Insured under the base policy. The ADB has termination dates prior to the termination date of the base policy. The ADB has certain conditions that must be satisfied to exercise the benefit of these riders.
• Automatic Increase Benefit Rider (AIBR): The AIBR is only available at policy issuance. The AIBR is not available for all Insurance Ages or Risk
Classifications that would be Insured under the base policy. The AIBR has termination dates prior to the termination date of the base policy.
• Children's Insurance Rider (CIR): The CIR is not available for all
Insurance Ages or Risk Classifications that would be Insured under the base policy. The CIR has termination dates prior to the termination date of the base policy. The CIR provides death benefit proceeds on someone other than the Insured of the base policy.
• Waiver of Monthly Deduction Rider (WMD): The WMD is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The WMD has termination dates prior to the termination date of the base policy. The WMD has certain conditions that must be satisfied to exercise the benefit of these riders.
• Waiver of Premium Rider (WP): The WP is not available for all Insurance
Ages or Risk Classifications that would be Insured under the base policy. The WP has termination dates prior to the termination date of the base policy. The WP has certain conditions that must be satisfied to exercise the benefit of these riders.
• AdvanceSource Accelerated Benefit Rider - for Chronic
Illiness (ASR-CI): The ASR-CI is only available at policy issuance. The
ASR-CI is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The ASR-CI has certain conditions that must be satisfied to exercise the benefit of these riders.
Additional Information About Standard Benefits (Other than Standard Death Benefits)

10 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

	TAXES	Location in Statutory Prospectus
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.
• If you purchased the policy through a tax-qualified plan, there is no additional tax deferral benefit under the policy. Earnings under your policy are taxed at ordinary income tax rates when withdrawn.
• If your policy is a modified endowment contract, you may have to pay a
10% tax penalty if you take a withdrawal of earnings before age 59½.
Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation
In general, we pay selling firms and their sales representatives’
compensation for selling the policy.
In addition to commissions, we may, in order to promote sales of the policies, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. Selling firms and their sales representatives may have a financial incentive to recommend the policy over another investment.
Distribution of the Policy
Exchanges
If you already own an insurance policy, some financial representatives may have a financial incentive to offer you a new policy in place of one you already own. You should only exchange an existing policy if you determine, after comparing the features, fees and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.
For additional information, see 1035 exchanges under Other Tax Considerations

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 11

Overview of the Policy
Purpose
The purpose of the policy is to provide life insurance protection on the life of the Insured and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the Insured’s death. This policy may be appropriate for you if you have a long investment time horizon and the policy’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the policy’s variable investment options.
We pay death benefit Proceeds to the chosen Beneficiary when the Insured person under the policy dies. You tell us how much life insurance coverage you want. We call this the “Specified Amount” of insurance. Death benefit Proceeds may be increased by any additional death benefit you have elected, and will be decreased by any outstanding policy loans and loan interest.
Premiums
In applying for your policy, you decide how much you intend to pay and how often you will make any additional payments.
The policy also includes No-Lapse Guarantee benefits, which, subject to certain requirements being met, guarantees the policy will remain in force even if the Cash Surrender Value is insufficient to pay the monthly deduction.
You will choose a Scheduled Premium at the time of application. The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the No-Lapse Guarantee rider in effect.
You may also make unscheduled premium payments at any time and in any amount of at least $25.
We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the Insured’s Attained Insurance Age 120.
Your policy may Lapse if you do not pay the premiums needed to maintain coverage. In that case, we will not pay a death benefit. See “No Lapse Guarantee” under “Keeping the Policy in Force” section below.
Allocation of Premiums
Until the Policy Date, we hold premiums, if any, in the Fixed Account and we credit interest on any Net Premiums at the current Fixed Account rate. As of the Policy Date, we will allocate the Net Premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.
You may direct your Net Premiums or transfers to:
•
A Fixed Account,
•
Indexed Accounts, or
•
Subaccounts that invest in underlying Funds.
A complete list of underlying Funds available under the policy can be found in Appendix A:Funds Available Under the Contract.
Policy Features
•
Flexibility. The policy is designed to be flexible. While the Insured is living, you, as the Owner of the policy, may exercise all of the rights and options described in the policy. You may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your Policy Value or premium will be added to the Specified Amount when determining Proceeds payable to the Beneficiary upon the Insured’s death, and (5) add or delete certain other optional benefits that we make available by rider to your policy, as permitted.
•
Accessing Your Money. At any time while the policy is in force, you may fully surrender your policy in return for its Cash Surrender Value. A Full Surrender will terminate your policy and it cannot be reinstated. At any time after the first policy year, you may partially surrender your policy’s Cash Surrender Value. A Partial Surrender must be at least $500. Partial Surrenders will also reduce your Policy Value and death benefit and will increase your risk of Lapse. Full Surrenders may be subject to Surrender Charges and Partial Surrenders are subject to surrender processing fees.
•
Death Benefit Options. You must choose between death benefit Option 1, Option 2 or Option 3 at the time of your application. After choosing a death benefit option, you may change it at any time prior to the Insured's Attained Insurance Age 120 Policy Anniversary.

12 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

•
Death Benefit Option 1: Provides for a death benefit that is equal to the greater of (a) the Specified Amount and (b) a percentage of Policy Value.
•
Death Benefit Option 2: Provides for a death benefit that is equal to the greater of (a) the Specified Amount plus the Policy Value and (b) a percentage of Policy Value.
•
Death Benefit Option 3: Provides for a death benefit that is equal to the greater of (a) the lesser of (i) the Specified Amount plus premiums paid, less partial surrenders and any Partial Surrender fees, or (ii) the Death Benefit Option 3 Limit shown in your Policy Data pages; and (b) a percentage of Policy Value.
•
Loans. You may take a loan from your policy at any time. The maximum loan amount you may take is equal to 90% of the Cash Surrender Value. Generally, this allows you to access Policy Value without the taxes and surrender charges associated with a withdrawal. When you take a loan, we remove from your investment options an amount equal to your loan and hold that part of your Policy Value in the Fixed Account as loan collateral. We charge interest on your loan. The loan collateral does not participate in the investment performance of the Subaccounts, nor does it receive indexed interest. Taking a loan may have adverse tax consequences, will reduce the death benefit, and will increase your risk of Lapse.
•
Tax Treatment. The policy is designed to afford the tax treatment normally accorded life insurance policies under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the Beneficiary. In addition, under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made income tax free. The tax treatment of policy loans and distributions may vary depending on whether the policy is a modified endowment contract. Neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.
•
Optional Benefit Riders: The policy offers additional benefits, or “riders,” that provide you with supplemental benefits under the policy at an additional cost. These riders include:
•
Riders that increase the amount payable upon your death or the death of a family member (i.e., Accidental Death Benefit rider, Children’s Insurance Rider and the Automatic Increase Benefit rider).
•
Riders that help prevent your Policy from lapsing (i.e., Waiver of Premium rider and Waiver of Monthly Deduction rider).
•
Riders that provide for payment of all or part of the death benefit in installment payments prior to the death of the insured (i.e AdvanceSource Accelerated Benefit Rider for Chronic Illness).
•
Rider that provides a partial waiver of the Surrender Charge upon a Full Surrender (i.e., Accounting Value Increase rider).
•
Riders that provide for payment of part of the death benefit prior to the death of the insured (i.e. Accelerated Benefit Rider for Terminal Illness.) Charges will be incurred upon exercise of this benefit.
•
Additional “Standard” Riders, Features and Services. Additional riders, features and services under the policy are summarized below. There are no additional charges associated with these features and services.
•
Automated Transfers. This feature allows you to automatically transfer Policy Value from either a Subaccount or the Fixed Account to one or more Subaccounts and the Indexed Accounts on a regular basis. Via automated transfers you can take advantage of a dollar cost averaging strategy where you invest in one or more Subaccounts on a regular basis, for example monthly, instead of investing a large amount at one point in time. This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by the fluctuations in the value of the underlying Fund.
•
Asset Rebalancing. The automatic rebalancing feature automatically rebalances your Policy Value in the Subaccounts to correspond to your premium allocation designation. Asset rebalancing does not count towards the number of free transfers per Policy year.
•
No-Lapse Guarantee. Guarantees the policy will remain in force over the No-Lapse Guarantee Period even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is in effect so long as certain premium payment requirements are met.
•
Riders that help prevent your policy from Lapsing (i.e., Overloan Protection Benefit).
•
Policy Value Credit. We may periodically apply a credit to your Policy Value.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 13

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the policy. Please refer to your Policy Data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy or transfer cash value between investment options.
Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum Sales Charge Imposed on Premiums (Load)(a)	When you pay premium.	4% of each premium payment.

Premium Taxes	When you pay premium as part of the premium expense charge.	A portion of the premium expense charge is used to pay state premium taxes imposed on us by state and governmental subdivisions. See discussion under “Premium Expense Charge.”

Maximum Deferred Sales Charge (Load)(b)
When you surrender your
policy for its full Cash
Surrender Value, or the policy
Lapses, during the first ten
years and for ten years after
requesting an increase in the
Specified Amount. These
rates grade down over
10 years to zero.
Initial Rate per $1,000 of initial Specified Amount:
Minimum: $11.13 — Female, Standard Nontobacco, Insurance Age 0.
Maximum: $47.50 — Male, Standard Tobacco, Insurance Age 59.
Representative Insured: $12.03 — Female, Preferred Nontobacco, Insurance Age 45.

Other Surrender Fees(c)	When you surrender part of the value of your policy.	The lesser of:
•$25; or
•2% of the amount surrendered.

Transfer Fees	N/A	N/A

Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds	When you take a loan or surrender and Proceeds are sent by express mail or electronic fund transfer.	•$30 — United States.
•$35 — International.

Interest Rate on Loans (d)	Charged daily and due at the end of the policy year.	For policy applications signed on or after December 4, 2020: •3% for policy years 1-10; 1% for policy years 11+.
For policy applications signed before December 4, 2020: •4% for policy years 1-10; 2% for policy years 11+.

(a)
We call this the premium expense charge in other places in this prospectus.
(b)
We call this a Surrender Charge in other places in this prospectus, and it decreases monthly until it reaches $0 at the end of year 10. This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(c)
We call this the partial Surrender Charge in other places in this prospectus.
(d)
The loan interest rate charged is offset by the minimum guaranteed rate of interest rate of 1% (2% for policy applications signed before December 4, 2020) earned on the Fixed Account that is credited on the loan collateral.

14 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Transaction Fees (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Interest Rate on Payments under Accelerated Benefit Rider for Terminal Illness (ABRTI)	Annually, payable at the end of each policy year.
•For that part of the accelerated benefit which does not
exceed Policy Value available for policy loans when an
accelerated benefit is requested, we will charge the
policy’s Guaranteed Loan Interest Rate shown under
Policy Data(currently 3% for policy years 1-10 and
1.25% for policy years 11+) (4% for policy years 1-10
and 2.25% for Policy applications signed prior to
December 4, 2020).

•For that part of the accelerated benefit which exceeds Policy Value available for policy loans when the accelerated benefit is requested, the greatest of:
•the current yield on 90-day Treasury bills, or
•the current maximum statutory adjustable policy loan interest rate, or
•the policy’s Guaranteed Loan Interest Rate shown
under Policy Data(currently 3% for policy years 1-10
and 1.25% for policy years 11+) (4% for policy years
1-10 and 2.25% for Policy applications signed prior
to December 4, 2020).

Overloan Protection Benefit (OPB)	Upon exercise of Benefit.	3% of the Policy Value.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 15

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.
Periodic Charges Other than Annual Fund Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Base Policy Charge (also referred to as policy fee)	Monthly.	$10.00 per month for initial Specified Amounts below $1,000,000; and
$0 per month for initial Specified Amounts of $1,000,000 and above.

Cost of Insurance Charge(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk:
Minimum: $0.005 — Female, Standard Nontobacco, Insurance Age 0,Duration5.
Maximum: $57.6325 – Male, Standard Tobacco, Insurance Age 85,Duration28.

Representative Insureds: $0.0275 – Female, $500,000 Specified Amount, Preferred Nontobacco, Insurance Age 45,Duration1.

Administrative Charge(a)	Monthly.	Monthly Rate per $1,000 of initial Specified Amount:
Minimum: $0.096 — Female, Standard Nontobacco, Insurance Age 0,Duration1.
Maximum: $4.073 — Male, Standard Tobacco, Insurance Age 85,Duration1.

Representative Insured: $0.194 Female, Preferred Nontobacco, Insurance Age 45,Duration1.

Indexed Account Charge(b)	Monthly.	Annual rate of 0.60% applied monthly.

Mortality and Expense Risk Charge	Monthly.	Annual rate of 0.00% applied monthly to the Variable Account Value.

Optional Benefit Charges:

Accidental Death Benefit Rider (ADB)(a)	Monthly.	Monthly rate per $1,000 of initial ADB Specified Amount:
Minimum: $0.04 — Female, Standard Nontobacco,Attained Insurance Age5.
Maximum: $0.16 — Male, Standard Tobacco,Attained Insurance Age69.

Representative Insured: $0.04 — Female, Preferred Nontobacco,Attained Insurance Age45.

Automatic Increase Benefit Rider (AIBR)	No charge.	No charge for this rider, however, the additional insurance added by the rider is subject to monthly cost of insurance charges.

Children’s Insurance Rider (CIR)	Monthly.	Monthly rate per $1,000 of CIR Specified Amount: $0.58.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(b)
The Indexed Account charge is equal to the sum of the charges for all Indexed Accounts. The charge for an Indexed Account is equal to the current Indexed Account charge for that Indexed Account multiplied by the sum of the Segment values corresponding to that Indexed Account as of the Monthly Date.

16 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Periodic Charges Other than Annual Fund Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Waiver of Monthly Deduction Rider (WMD)(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk:
Minimum: $0.00692 — Female, Nontobacco,Attained Insurance Age20.
Maximum: $0.34212 — Male, Standard Tobacco,Attained Insurance Age59.

Representative Insured: $0.0401 — Female, Preferred Nontobacco,Attained Insurance Age45.

Waiver of Premium Rider (WP)(a)(b)	Monthly.	Monthly rate multiplied by the greater of the monthly-specified premium selected for the rider or the monthly deduction for the policy and any other riders attached to the policy.
Minimum: $0.03206 — Male, Nontobacco,Attained Insurance Age20.
Maximum: $0.40219 — Female, Standard Tobacco,Attained Insurance Age59.

Representative Insured: $0.09087 — Female, Preferred Nontobacco,Attained Insurance Age45.

AdvanceSource® Accelerated Benefit Rider for Chronic Illness (ASR)(a)(c)(d)	Monthly (while the rider is in effect).	Monthly rate per $1,000 of the rider Net Amount at Risk:
Minimum: $0.0025, Male, Super Preferred Nontobacco, Insurance Age 20,Duration 1, 1% Monthly Benefit Percent.
Maximum: $37.2775, Female, Standard Tobacco, Insurance Age 20,Duration 100, 3% Monthly Benefit Percent.

Representative Insured: $0.0050, Female, Preferred Nontobacco, Insurance Age 45,Duration 1, 2% Monthly Benefit Percent.

Accelerated Benefit Rider for Terminal Illness Charge (ABRTI)	Upon payment of the accelerated benefit.	The fee for an Accelerated Benefit payment is $250.

Accounting Value Increase Rider (AVIR)(a)	Monthly.	Monthly rate per $1,000 of initial Specified Amount:
Minimum: $0.0325— Male, Nontobacco,Insurance Age 85.
Maximum: $0.0629— Female, Tobacco,Insurance Ages 35-55.

Representative Insured: $0.0538 — Female, Nontobacco, Age 45.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(b)
This rider does not include waiver for involuntary unemployment.
(c)
The monthly cost of insurance rate is based on the Accelerated Benefit Insured’s sex, Risk Classification, Issue Age, Duration and the Monthly Benefit Percent shown in the “Policy Data” section of the policy. The cost of insurance rates for this rider will not exceed the guaranteed maximum monthly cost of insurance rates for this rider shown in the “Policy Data” section of the policy.
(d)
This rider is only available for policies purchased under the Option 1 death benefit.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 17

Total Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying Funds(1) that you may pay periodically during the time that you own the policy. A complete list of Funds available under the policy, including their annual expenses, may be found in Appendix A: Funds Available Under the Contract.
Minimum and maximum annual operating expenses for the Funds
(Including management fees and other expenses)(1)
Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.25	2.19
(1)
Total annual Fund operating expenses are deducted from amounts that are allocated to the Fund. They include management fees and other expenses. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contractowner services provided on behalf of the Fund. The amount of these payments will vary by Fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each Fund’s fees and expenses and important disclosure regarding payments the Fund and/or its affiliates make, please review the Fund’s prospectus and SAI.

18 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Principal Risks of Investing in the Policy
Policy Risk and What It Means
Risks of Poor Investment Performance. If you direct your Net Premiums or transfer your Policy’s Value to a Subaccount that drops in value:
•
You can lose cash value due to adverse investment experience. There is no minimum guaranteed cash value under the Subaccounts of the Variable Account.
•
If the death benefit option is option 2, the death benefit could decrease from the death benefit on the previous Valuation Date due to adverse investment experience (but at no time will it be less than the Specified Amount).
•
Your policy could Lapse due to adverse investment experience if neither the Minimum Initial Premium Guarantee nor the NLG is in effect and you do not pay the premiums needed to maintain coverage.
Risk of Poor or Negative Index Return. If the change in value of the underlying index is not positive, you may never receive indexed interest. Also, if the return of the underlying index is positive but insignificant, the indexed interest credited may not be enough to cover your policy fees and charges. In both cases, with policy fees and charges, you could lose more than your investment in the Indexed Accounts.
The Policy is Unsuitable as a Short-term Savings Vehicle. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the Insured’s death.
The policy is not suitable as a short-term investment. Your policy has little or no Cash Surrender Value in the early policy years. Surrender Charges apply to this policy for the first ten years (and ten years after an increase in the Specified Amount). Surrender Charges can significantly reduce Policy Values. During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
Your ability to take Partial Surrenders is limited. You cannot take Partial Surrenders during the first policy year.
Risks of Policy Lapse. If you do not pay the premiums needed to maintain coverage:
•
We will not pay a death benefit if your policy Lapses.
•
Also, the Lapse may have adverse tax consequences. (See “Possibility of Adverse Tax Consequences.”)
Your policy may Lapse due to Surrender Charges.
•
Surrender Charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly Lapse, which may have adverse tax consequences, see “Possibility of Adverse Tax Consequences”). A partial surrender will reduce the Policy Value and the death benefit and may terminate the NLG.
If you take a loan against your policy.
•
Taking a loan increases the risk of:
—
policy Lapse (which may have adverse tax consequences, see “Possibility of Adverse Tax Consequences”);
—
a permanent reduction of Policy Value;
—
reducing the death benefit.
•
Taking a loan may also terminate the Minimum Initial Premium Guarantee and/or the NLG
Your policy can Lapse due to poor investment performance.
•
Your policy could Lapse due to adverse investment experience if neither the Minimum Initial Premium Guarantee nor the NLG is in effect and you do not pay the premiums needed to maintain coverage.
•
The Lapse may have adverse tax consequences (See “Possibility of Adverse Tax Consequences”).
Exchange/Replacement Risk. You exchange or replace another policy to buy this one.
•
You may pay Surrender Charges on the old policy.
•
The new policy has Surrender Charges, which may extend beyond those in the old policy.
•
You may be subject to new incontestability and suicide periods on the new policy.
•
The new policy’s Surrender Charges may be higher than the Surrender Charges in the old policy.
•
You may be in a higher insurance risk rating category in the new policy which may increase the cost of the policy.
•
If a partial surrender is taken prior to the exchange, you may have adverse tax consequences.
•
The exchange may have adverse tax consequences. (See “Possibility of Adverse Tax Consequences.”)
You use cash values or dividends from another policy to buy this one, without fully surrendering the other policy.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 19

Policy Risk and What It Means (continued)
•
If you borrow from another policy to buy this one, the loan reduces the death benefit on the other policy. If you fail to repay the loan and accrued interest, you could lose the other coverage and you may be subject to income tax if the policy Lapses or is surrendered with a loan against it. You may have adverse tax consequences. (See “Possibility of Adverse Tax Consequences.”)
•
If you surrender cash value from another policy to buy this one, you could lose coverage on the other policy. Also, the surrender may be subject to income tax. You may have adverse tax consequences. (See “Possibility of Adverse Tax Consequences.”)
Limitations on Access to Cash Value Through Withdrawals. Your ability to take Partial Surrenders is limited.
You cannot take Partial Surrenders during the first policy year.
Possibility of Adverse Tax Consequences. A policy may be classified as a “modified endowment contract” (MEC) for federal income tax purposes when issued. If a policy is not a MEC when issued, excess funding or certain changes you make to the policy may cause it to become a MEC.
•
Any taxable earnings come out first on surrenders or loans from a MEC policy or an assignment or pledge of a MEC policy. Investment in the policy comes out second. Federal income tax on these earnings will apply. State and local income taxes may also apply. If you are under age 59½, a 10% penalty tax may also apply to these earnings.
If you exchange or replace another policy to buy this one.
•
If you replace the old policy and it is not part of an exchange under Section 1035 of the Code, there may be adverse tax consequences if the total Policy Value (before reductions for outstanding loans, if any) exceeds your investment in the old policy.
•
If you replace the old policy as part of an exchange under Section 1035 of the Code and there is a loan on the old policy, there may be adverse tax consequences if the total Policy Value (before reductions for the outstanding loan) exceeds your investment in the old policy.
•
The new policy may be or may become a MEC even if the old policy was not a MEC. See discussion under “Modified Endowment Contracts”.
•
The exchange may require a portion of the cash value of the old policy to be distributed in order to qualify the new policy as a life insurance policy for federal tax purposes.
If your policy Lapses or is fully surrendered with an outstanding policy loan, you may experience a significant tax cost.
•
You will be taxed on any earnings in the policy. Generally, a policy has earnings to the extent the cash value plus any outstanding loans exceeds the investment in the contract.
•
For non-MEC policies, it could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon Lapse or surrender of the policy.
•
For MEC policies, earnings are the remaining earnings (any earnings that have not been previously taxed) in the policy, which could be a significant amount depending on the policy.
You may buy this policy to provide assets that will be available to support your promise to pay benefits under a nonqualified tax-deferred retirement plan.
•
Like other general business assets, the policy is subject to the general creditors of the company and may be used to pay any expenses of the company. Thus, the policy might not be available to support a business’ obligation to make payments under a nonqualified deferred compensation plan. Please consult with your tax advisor regarding potential Code Section 409A implications.
The company may offer this policy as an option to fund a qualified tax-deferred retirement plan.
•
The policy will not provide any necessary or additional tax deferral if it is used to fund a qualified tax-deferred retirement plan. See discussion under “Qualified Tax-deferred retirement plans” for additional tax considerations.
The investments in the Subaccount are not adequately diversified.
•
If a policy fails to qualify as a life insurance policy because it is not adequately diversified, the policyholder must include in gross income the “income on the contract” (as defined in Section 7702(g) of the Code).
Congress may change how a life insurance policy is taxed at any time.
The interpretation of current tax law is subject to change by the Internal Revenue Service (IRS) or the courts at any time.
•
You could lose any or all of the specific federal income tax attributes and benefits of a life insurance policy including tax-deferred accrual of cash values and income tax free death benefits.
•
For non-MEC policies you could lose your ability to take non-taxable distributions or loans from the policy.
•
Typically, changes of this type are prospective only, but some or all of the attributes could be affected.

20 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Policy Risk and What It Means (continued)
The IRS may determine that you are the Owner of the Fund shares held by our Variable Account.
•
You may be taxed on the income of each Subaccount to the extent of your interest in the Subaccount.
Fund Risks. A comprehensive discussion of the risks of each Fund in which the Subaccounts invest may be found in each Fund’s prospectus. Please refer to the prospectuses for the Funds for more information. The investment advisers cannot guarantee that the Funds will meet their investment objectives.
Market Risk. Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested.
•
You may experience loss in Policy Value due to factors that affect the overall performance of the financial markets.
Financial Strength and Claims Paying Ability Risk. All insurance benefits, including the death benefit, and all guarantees, including those related to the Fixed Account, are general account obligations that are subject to the financial strength and claims paying ability of RiverSource.
Cyber Security and Systems Integrity. Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners. This dependence makes us susceptible to operational and information security risks from cyber-attacks.
These risks may include the following:
•
the corruption or destruction of data;
•
theft, misuse or dissemination of data to the public, including your information we hold; and
•
denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
The risk of cyber-attacks may be higher during periods of geopolitical turmoil. These attacks and their consequences can negatively impact your policy, your privacy, your ability to conduct transactions on your policy, or your ability to receive timely service from us. There can be no assurance that we, the underlying Funds in your policy, or our other business partners will avoid losses affecting your policy due to any successful cyber-attacks or information security breaches.
Conflict of Interest Risks Related to Certain Funds Advised by Columbia Management. We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several Fund of funds, including managed volatility Funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These Funds invest in other registered mutual funds. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying Funds and may provide other services in connection with such underlying Funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying Fund.
Managed Volatility Funds’ Risks. Managed volatility Funds employ a strategy designed to reduce overall volatility and downside risk. These Funds may also be used in conjunction with guaranteed living benefit riders we offer with various annuity contracts. Conflicts may arise because the manner in which these Funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit riders. Managed volatility Funds employ a strategy to reduce overall volatility and downside risk when markets are declining and market volatility is high. A successful strategy may result in less gain in your Policy Value during rising markets with higher volatility when compared to Funds not employing a managed volatility strategy. Although an investment in the managed volatility Funds may mitigate declines in your Policy Value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your Policy Value during periods of positive performance by the equity markets. There is no guarantee that any of the Funds’ strategies will be successful. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility Funds.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 21

Loads, Fees and Charges
Policy charges primarily compensate us for:
•
providing the insurance benefits of the policy;
•
issuing the policy;
•
administering the policy;
•
assuming certain risks in connection with the policy; and
•
distributing the policy.
We deduct some of these charges from your premium payments. We deduct others periodically from your Policy Value in the Fixed Account, Indexed Accounts and/or Subaccounts. We may also assess a charge if you surrender your policy or the policy Lapses. We may profit from one or more of the charges we collect under the policy. We may use these profits for any corporate purpose.
Transaction Fees
Surrender Charge
If you surrender your policy or the policy Lapses during the first ten policy years or in the ten years following an increase in Specified Amount, we will reduce your Policy Value, minus Indebtedness, by the applicable Surrender Charge.
The Surrender Charge primarily reimburses us for costs of issuing the policy, such as processing the application (mostly underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.
The maximum Surrender Charge for the initial Specified Amount is shown in your policy. It is based on the Insured’s Insurance Age, sex, Risk Classification and initial Specified Amount. The maximum Surrender Charge for the initial Specified Amount will decrease monthly until it is zero at the end of ten policy years. If you increase the Specified Amount, an additional maximum Surrender Charge will apply to the additional Specified Amount added to the policy. The additional maximum Surrender Charge will be based on the Insured’s Attained Insurance Age, sex (unless unisex rates are required by law), Risk Classification and the amount of the increase. It will decrease monthly until it is zero at the end of the tenth year following the increase.
The following table illustrates the maximum Surrender Charge for VUL 6 – NY. For VUL 6 – NY, we assume a female, insurance Age 40 qualifying for super preferred nontobacco rates. We assume the Specified Amount to be $500,000 along with an increase of $100,000 in the Specified Amount at the beginning of the eighth policy year.
Example:
Lapse or Surrender at beginning of year	Maximum Surrender Charge on the Initial Specified Amount	Maximum Surrender Charge on the Increase in Specified Amount	Total Maximum Surrender Charge on the Policy
1	$9,312.59	$0.00	$9,312.59
2	9,043.59	0.00	9,043.59
3	8,774.59	0.00	8,774.59
4	8,505.59	0.00	8,505.59
5	8,236.59	0.00	8,236.59
6	7,856.84	0.00	7,856.84
7	6,258.84	0.00	6,258.84
8	4,660.84	2,213.55	6,874.39
9	3,062.84	2,148.15	5,210.99
10	1,464.84	2,082.75	3,547.99
11	0.00	2,017.35	2,017.35
12	0.00	1,951.95	1,951.95
13	0.00	1,860.47	1,860.47
14	0.00	1,482.07	1,482.07
15	0.00	1,130.67	1,103.67
16	0.00	725.27	725.27
17	0.00	346.87	346.87

22 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Lapse or Surrender at beginning of year	Maximum Surrender Charge on the Initial Specified Amount	Maximum Surrender Charge on the Increase in Specified Amount	Total Maximum Surrender Charge on the Policy
18	0.00	0.00	0.00
Partial Surrender Charge
If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). We guarantee that this charge will not increase for the duration of your policy.
Premium Expense Charge
We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the Net Premium, to the accounts you have selected. The premium expense charge is 4% of each premium payment. The premium expense charge, in part, compensates us for expenses associated with administering and distributing the policy, including agents’ commissions, advertising and printing of prospectuses and sales literature. (The Surrender Charge, discussed under “Surrender Charge”, and the administrative charge, discussed under “Administrative Charge” below, also may partially compensate us for these expenses.) The premium expense charge also may compensate us for paying taxes imposed by the State of New York on premiums received by insurance companies. We reserve the right to change the premium expense charge in the future based on our expectations of future investment earnings, persistency and expenses, but guarantee that it will never exceed 4%.
Overloan Protection Benefit
If you exercise this benefit, we will charge you 3% of your Policy Value.
Base Policy Charges
Monthly Deduction
On each Monthly Date we deduct from the value of your policy in the Fixed Account, Indexed Accounts and/or Subaccounts an amount equal to the sum of:
1. the cost of insurance for the policy month;
2. the policy fee shown in your policy;
3. the monthly administrative charge;
4. the monthly mortality and expense risk charge;
5. the Indexed Account charge; and
6. charges for any optional insurance benefits provided by rider for the policy month.
We explain each of the six components below.
You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the Fixed Account and from each of the Subaccounts. You may change these percentages for future monthly deductions by writing to us.
We will take monthly deductions from the Fixed Account and the Subaccounts on a Pro Rata Basis if:
•
you do not specify the accounts from which you want us to take the monthly deduction; or
•
the value in the Fixed Account or any Subaccount is insufficient to pay the portion of the monthly deduction you have specified.
When the Fixed Account (minus any Indebtedness and any value that is part of an SDCA arrangement) and the Subaccounts are exhausted, the remaining amount will be taken from the value of the Fixed Account that is part of an SDCA arrangement.  When the value of the Fixed Account that is part of an SDCA arrangement has been exhausted, the remaining amount will be taken from the Indexed Accounts. See “Order of Deductions from Policy Value” for further discussion.
If the Cash Surrender Value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may Lapse. However, the policy will not Lapse if the NLG is in effect or the minimum initial premium guarantee is in effect and the premium payment requirements have been met. (See “no lapse guarantee,” “minimum initial premium guarantee,” “grace period” and “reinstatement” sections of this prospectus.)

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 23

The following are charged each month prior to the Insured’s Attained Insurance Age 120:
1.
Cost of Insurance: primarily, this is the cost of providing the death benefit under your policy. It depends on:
•
the amount of the death benefit;
•
the Policy Value; and
•
the cost of insurance rate.
The cost of insurance for a policy month is calculated as: [a × (b – c)] + d where:
“a”
is the monthly cost of insurance rate based on the Insured’s Insurance Age, Duration, sex (unless unisex rates are required by law) and Risk Classification. Generally, the cost of insurance rate will increase as the Insured’s Attained Insurance Age increases.
We set the rates based on our expectations of mortality, future investment earnings, persistency and expenses. Our current monthly cost of insurance rates are less than the maximum monthly cost of insurance rates guaranteed in the policy. We reserve the right to change rates from time to time; any change will apply to all individuals of the same Risk Classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy. All rates are based on the 2017 Commissioners Standard Ordinary (CSO) Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.
“b”
is the death benefit on the Monthly Date divided by 1.0008295381 (which reduces our Net Amount at Risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 1%).
“c”
is the Policy Value on the Monthly Date. At this point, the Policy Value has been reduced by the administrative charge, Index Account charge, the mortality and expense risk charge, the policy fee and any charges for optional riders with the exception of the ASR-CI, WP and WMD as it applies to the base policy.
“d”
is any flat extra insurance charges we assess as a result of special underwriting considerations.
2. Policy fee: $10.00 per month for initial Specified Amounts below $1,000,000 and $0.00 per month for initial Specified Amounts of $1,000,000 and above. This charge primarily reimburses us for expenses of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with Owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $15.00 per month.
3. Administrative charge: This charge reimburses us, in part, for expenses associated with issuing the policy, such as processing the application and underwriting the policy. It also partially reimburses us for commissions or other compensation paid to selling firms, advertising and printing of the prospectus and sales literature. We reserve the right to change the administrative charge based on our expectations of future investment earnings, persistency and expenses. However, it will never exceed the guaranteed administrative charge shown in the Policy Data section of the policy.
4. Mortality and expense risk charge: compensates us for assuming the mortality and expense risks under the policy. Currently, the mortality and expense risk charge is 0%. We reserve the right to change the charge in the future, but guarantee that it will never exceed the annual rate of 0.60% applied monthly to the Variable Account Value.
The mortality and expense risk charge for a policy month is calculated as:
(a) × (b)	where:
12
“a” is the Variable Account Value; and
“b” is the mortality and expense risk charge shown in the “Charges Other than Fund Operating Expenses” section of this prospectus.
The charge primarily compensates us for:
•
Mortality risk — the risk that the cost of insurance charge will be insufficient to meet actual claims.
•
Expense risk — the risk that the policy fee, administrative charge and the Surrender Charge (described above) may be insufficient to cover the cost of administering the policy.
Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and Surrender Charges discussed earlier. We will make up any further deficit from our general assets. We reserve the right to change the mortality and expense risk rate based on our expectations of mortality, reinsurance costs, future investment earnings, persistency and expenses.
5. Indexed Account charge: compensates us for certain administrative, investment and other expenses we assume in making available the Indexed Account options. The charge is assessed as an asset-based charge and is based on the value of the Segments of an Indexed Account on the Monthly Date.

24 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

6. Optional Insurance Benefit Charges: Charges for any optional benefits you add to the policy by rider.
Optional Insurance Benefits
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Accidental Death Benefit Rider (ADB)(a)	Monthly.	Monthly rate per $1,000 of initial Specified Amount:
Minimum: $0.04 — Female, Standard Nontobacco, Attained Insurance Age 5.
Maximum: $0.16 — Male, Standard Tobacco, Attained insurance Age 69.

Representative Insured: $0.04 — Female, Super Preferred Nontobacco, Attained Insurance Age 40.

Automatic Increase Benefit Rider (AIBR)	No charge.	No charge for this rider, however, the additional insurance added by the rider is subject to monthly cost of insurance charges.

Children’s Insurance Rider (CIR)	Monthly.	Monthly rate per $1,000 of CIR Specified Amount: $0.58.

Overloan Protection Benefit (OPB)	Upon exercise of benefit.	3% of the Policy Value.

Waiver of Monthly Deduction Rider (WMD)(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk
Minimum: $0.00692 — Female, Nontobacco, Attained Insurance Age 20.
Maximum: $0.34212 — Male, Tobacco, Attained Insurance Age 59.

Representative Insured: $0.0266 — Female, Super Preferred Nontobacco, Attained Insurance Age 40.

Waiver of Premium Rider (WP)(a)	Monthly.	Monthly rate multiplied by the greater of the monthly-specified premium selected for the rider or the monthly deduction for the policy and any other riders attached to the policy.
Minimum: $0.03206 — Male, Nontobacco, Attained Insurance Age 20.
Maximum: $0.40219 — Female, Tobacco, Attained Insurance Age 59.

Representative Insured: $0.07486 — Female, Super Preferred Nontobacco, Attained Insurance Age 40.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 25

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
AdvanceSource® Accelerated Benefit Rider for Chronic Illness (ASR-CI)(a)(b)	Monthly (while the rider is in effect).	Monthly rate per $1,000 of the rider Specified Amount:
Minimum: $0.0025 —Male, Super Preferred Nontobacco, Insurance Age 20, Duration 1, 1% Monthly Benefit Percent.
Maximum: $37.2775 —Female, Standard Tobacco, Insurance Age 20, Duration 100, 3% Monthly Benefit Percent.

Representative Insured: $0.0025, Female, Super Preferred Nontobacco, Age 40, Duration 1, 2% Monthly Benefit Percent.

Accounting Value Increase Rider (AVIR)(a)	Monthly.	Monthly rate per $1,000 of Specified Amount:
Minimum: $0.0325 — Male, Nontobacco, Insurance Age 85.
Maximum: $0.0629 — Female, Tobacco, Insurance Ages 35-55.

Representative Insured: $0.0538 — Female, Nontobacco, Insurance Age 40.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(b)
The monthly cost of insurance rate is based on the Accelerated Benefit Insured’s sex, risk class, issue age, duration and the Monthly Benefit Percent shown in the “Policy Data” section of the policy. The cost of insurance rates for this rider will not exceed the guaranteed maximum monthly cost of insurance rates for this rider shown in the “Policy Data” section of the policy.
Payments to the Selling Firms
We may use compensation plans which vary by selling firm. In general, we pay selling firms a commission of up to 90% of the initial target premium in the first policy year, plus up to 2.50% of all premiums in excess of the target premium during the first policy year and 2% on renewal premiums after the first policy year prior to eleventh Duration. We determine the target premium, which varies by age, sex, and Risk Classification of the Insured at the time of issue as well as by the Specified Amount of the policy. We pay additional commissions to selling firms if an increase in coverage occurs. We do not pay or withhold payment of commissions based on how you choose to allocate your premiums to the Subaccounts.
Total Annual Operating Expenses of the Funds
Any applicable management fees, and other expenses of the Funds are deducted from, and paid out of, the assets of the Funds as described in each Fund’s prospectus.
Effect of Loads, Fees and Charges
Your death benefits, Policy Values and Cash Surrender Values may fluctuate due to an increase or decrease in the following charges:
•
cost of insurance charges
•
Surrender Charges;
•
policy fees;
•
administrative charges;
•
mortality and expense risk charges;
•
Indexed Account charges;
•
cost of optional insurance benefits; and
•
annual operating expenses of the Funds, including management fees, and other expenses.
In addition, your death benefits, Policy Values and Cash Surrender Values may change daily as a result of the investment experience of the Subaccounts.

26 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Other Information on Charges
We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy Owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.
Policy Rights
The purpose of the policy is to provide life insurance protection on the life of the Insured and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the Insured’s death. The Insured is the person whose life is insured by the policy. The Owner is the entity or entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The Owner is authorized to make changes to the policy and request transactions involving Policy Value. In the prospectus “you” and “your” refer to the Owner.
Initially, the Beneficiary will be the person you designate in your application for the policy. You may change the Beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a Beneficiary, or if the designated Beneficiary dies before the Insured, the beneficiary will be you, if living. If you are not living, the Beneficiary will be your estate.
Transfers Among the Fixed Account, Indexed Accounts and Subaccounts
You may transfer Policy Value from one Subaccount to another or between Subaccounts and the Fixed Account or Indexed Accounts. Certain restrictions apply to transfers involving the Fixed Account and the Indexed Accounts. We will process your transfer on the Valuation Date we receive your request, subject to the following limitations. If we receive your transfer request at our Service Center in Good Order before the Close of Business, we will process your transfer using the Accumulation Unit value we calculate on the Valuation Date we received your transfer request. If we receive your transfer request at our Service Center in Good Order at or after the Close of Business, we will process your transfer using the Accumulation Unit value we calculate on the next Valuation Date after we received your transfer request. Before making a transfer, you should consider the risks involved in changing investments. We may suspend or modify transfer privileges at any time.
If you have the AdvanceSource Rider on your policy, once benefit payments begin, any value in your Subaccounts will be transferred to the Fixed Account as well as all future premium payments. Transfers to the Subaccounts will not be allowed. At the end of the Period of Coverage, the portion of the Policy Value in excess of Indebtedness due to us will remain in the Fixed Account until written request is made to transfer to any Subaccounts. The request must be made within 30 days after the end of the Period of Coverage.
Market Timing and Disruptive Trading Practices
Market timing can reduce the value of your investment in the policy. If market timing causes the returns of an underlying Fund to suffer, Policy Value you have allocated to a Subaccount that invests in that underlying Fund will be lower too. Market timing can cause you, any joint Owner of the policy and your Beneficiary(ies) under the policy a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a policy if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the Subaccounts within the policy. The underlying Funds in which the Subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying Funds may be more restrictive than the market timing policies and procedures we apply to transfers among the Subaccounts of the policy, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying Fund in which a Subaccount invests in several ways, including but not necessarily limited to:
•
diluting the value of an investment in an underlying Fund in which a Subaccount invests;
•
increasing the transaction costs and expenses of an underlying Fund in which a Subaccount invests; and
•
preventing the investment adviser(s) of an underlying Fund in which a Subaccount invests from fully investing the assets of the Fund in accordance with the Fund’s investment objectives.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 27

Funds available as investment options under the policy that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying Funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying Fund from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of Policy Value among the Subaccounts of the Variable Account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or an asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy Owner who makes more than three Subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your policy and the terms of your policy. These restrictions or modifications may include, but not be limited to:
•
requiring transfer requests to be submitted only by first-class U.S. mail;
•
not accepting hand-delivered transfer requests or requests made by overnight mail;
•
not accepting telephone or electronic transfer requests;
•
requiring a minimum time period between each transfer;
•
not accepting transfer requests of an agent acting under power of attorney;
•
limiting the dollar amount that you may transfer at any one time;
•
suspending the transfer privilege; or
•
modifying instructions under an automated transfer program to exclude a restricted Fund if you do not provide new instructions.
Subject to applicable state law and the terms of each policy, we will apply the transfer policy described above to all policy Owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some policies may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying Funds and may result in lower Policy Values.
In addition to the market timing policy described above, which applies to transfers among the Subaccounts within your policy, you should carefully review the market timing policies and procedures of the underlying Funds. The market timing policies and procedures of the underlying Funds may be materially different than those we impose on transfers among the Subaccounts within your policy and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying Funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of Fund shares. This assistance may include, but not be limited to, providing the underlying Fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your policy transactions involving the underlying Fund. An underlying Fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of Policy Value to or from the underlying Fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying Fund any redemption fee imposed by an underlying Fund. Market timing policies and procedures adopted by underlying Funds may affect your investment in the policy in several ways, including but not limited to:
•
Each Fund may restrict or refuse trading activity that the Fund determines, in its sole discretion, represents market timing.
•
Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the policy, it is possible that the underlying Fund’s market timing policies and procedures, including instructions we receive from a Fund, may require us to reject your transfer request. For example, while we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying Fund’s market timing policies and procedures will do so. Orders we place to purchase Fund shares for the Variable Account are subject to acceptance by the Fund. We reserve the right to reject without prior notice to you any transfer request if the Fund does not accept our order.

28 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

•
Each underlying Fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a Fund has adopted. As a result, a Fund’s returns might be adversely affected, and a Fund might terminate our right to offer its shares through the Variable Account.
•
Funds that are available as investment options under the policy may also be offered to other intermediaries who are eligible to purchase and hold shares of the Fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a Fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same Fund’s shares will do so, and the returns of that Fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying Fund, and the risks that market timing pose to that Fund and to determine whether an underlying Fund has adopted a redemption fee, see that Fund’s prospectus.
Transfer of Policy Value between the Fixed Account and Subaccounts
•
You must make transfers from the Fixed Account to any Subaccounts during a 30-day period starting on a Policy Anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods. If the amount in the Fixed Account is less than $100, the entire amount can be transferred at any time.
•
If we receive your request to transfer amounts from the Fixed Account within 30 days before the Policy Anniversary, the transfer will become effective on the anniversary.
•
If we receive your request on or within 30 days after the Policy Anniversary, the transfer will be effective on the day we receive it.
•
We will not accept requests for transfers from the Fixed Account at any other time.
•
If you have made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary. We will waive this limitation once during the first two policy years if you exercise the policy’s right to exchange provision. (See “Exchange Right.”)
Minimum Transfer Amounts
From a Subaccount to another Subaccount, the Fixed Account or an Indexed Account:
•
For mail and telephone transfers — $250 or the entire Subaccount balance, whichever is less.
•
For automated transfers — $50.
From the Fixed Account to a Subaccount:
•
For mail and telephone transfers — $250 or the entire Fixed Account balance minus any outstanding Indebtedness, whichever is less.
•
For automated transfers — $50.
Maximum Transfer Amounts
The maximum amount that may be transferred from the Fixed Account to one or more of the Indexed Accounts is the Fixed Account Value minus any Indebtedness minus the value of a transfer to one or more of the Subaccounts occurring on the same day. The amount of any such transfer to an Indexed Account will be allocated to the corresponding Interim Account on the date it is received.
Transfer Restriction Period – Indexed Accounts
A transfer restriction period is a 12-month period of time which begins on any date there is a loan or withdrawal that is not part of a systematic distribution program from any Segment of the Indexed Account. Any deduction from a Segment of the Indexed Accounts due solely to an increase in Indebtedness from interest charged on a loan will not trigger the start of a transfer restriction period.
During this period, the following restrictions apply:
•
no transfers from the Fixed Account or Subaccounts to any Indexed Account will be allowed; and
•
Indexed Account premium allocation percentages will change to allocate all premium and loan repayments to the Fixed Account.
We reserve the right to shorten or eliminate the transfer restriction period.
Once the transfer restriction period has expired, you may submit a written or phone request to transfer any amount in the Fixed Account or Subaccounts to any Indexed Account or to change the premium allocation percentage.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 29

Transfers Not Allowed
Transfers of value are not allowed for the following conditions:
•
from an Indexed Account Segment prior to Segment maturity, except transfers due to policy loans taken or interest charged on Indebtedness;
•
from the Fixed Account or any Subaccount to any Indexed Account once payment of benefits begins for any rider paying benefits due to chronic or terminal illness;
•
from the Fixed Account or any Subaccount to any Indexed Account when the policy is in a transfer restriction period;
•
from the Fixed Account to any Subaccount or Indexed Account after the the Insured’s Attained Insurance Age 120 anniversary.
Transfers at the Insured’s Attained Insurance Age 120 Anniversary
On the the Insured’s Attained Insurance Age 120 anniversary, any Policy Value in the Subaccounts will be transferred to the Fixed Account and may not be transferred to any Subaccount or Indexed Account.
Maximum Number of Transfers Per Year From the Subaccounts
You may make transfers by mail or telephone. We reserve the right to limit transfers of value from a Subaccount to one or more Subaccounts or to the Fixed Account to five per policy year. We may suspend or modify this transfer privilege at any time with any necessary approval of the Securities and Exchange Commission. In addition to transfers by mail or telephone, you may make automated transfers subject to the restrictions described below.
Automated Transfers
In addition to written and telephone requests, you can arrange to have Policy Value transferred from one account to another automatically. Your sales representative can help you set up an automated transfer.
Automated transfer policies
•
Only one automated transfer arrangement can be in effect at any time.
•
You may transfer all or part of the value of a Subaccount to one or more of the other Subaccounts, one or more of the Indexed Accounts and/or to the Fixed Account.
•
You may transfer all or part of the Fixed Account Value, minus Indebtedness, to one or more of the Subaccounts and/or one or more of the Indexed Accounts.
•
Either the Fixed Account or one or more of the Subaccounts can be used as the source of Funds for any automated transfer arrangement. The Indexed Accounts may not be used as the source of Funds for any automated transfer arrangement.
•
You can start or stop this service by written or phone request. You must allow seven days for us to change any instructions that are currently in place.
•
The minimum automated transfer amount is $50.
•
You cannot make automated transfers from the Fixed Account to one or more Subaccounts in an amount that, if continued, would deplete the Fixed Account within 12 months. There is no such restriction on automated transfer arrangements that transfer value from the Fixed Account to one or more of the Indexed Accounts only.
•
If your policy has entered a transfer restriction period that will last for 12 months, during this period transfers from the Fixed Account or the Subaccounts to any Indexed Account will not be allowed. Any automated transfer arrangement that moves money to an Indexed Account will be terminated.
•
If you made an automated transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
•
If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.
•
The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions.
•
Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the Fixed Account and the Subaccounts. (Exception: The maximum number of transfers per year provision does not apply to automated transfers.)
•
You may make automated transfers by choosing a schedule we provide.
Automated Dollar-Cost Averaging

30 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

You can use automated transfers to take advantage of dollar-cost averaging — investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative Subaccount to a more aggressive one, or to several others.
This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month…		Month	Amount Invested	Accumulation Unit Value	Number of Units Purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any Subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.
You may make dollar-cost averaging transfers by choosing a schedule we provide.
Special Dollar-Cost Averaging
The company, as part of its automated dollar-cost averaging program, may also make available a Special Dollar-Cost Averaging (“SDCA”) arrangement. Under an SDCA arrangement, you may allocate Net Premium, transfer Policy Value or reallocate Segment maturity value (“SDCA allocations”) to the SDCA portion of the Fixed Account. SDCA allocations will be transferred out over a period of time, currently 12 months. SDCA transfers will automatically occur monthly on each Monthly Date anytime there is value in the SDCA portion of the Fixed Account. SDCA transfers will be allocated to Subaccounts, Indexed Accounts or the non-SDCA portion of the Fixed Account according to the premium allocation in effect at the time of each transfer. The SDCA transfer amount on a Monthly Date will be the lesser of:
a. the greater of:
i. the sum of all SDCA allocations made in the last 12 months divided by 12, plus, if the SDCA transfer is the last transfer in the 12 months, any interest credited to the Policy Value in the SDCA portion of the Fixed Account; and
ii. the policy’s minimum transfer amount
b. the remaining value of the SDCA portion of the Fixed Account.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 31

How special dollar-cost averaging works
		Month	SDCA Allocation	SDCA Transfer Amount	Remaining SDCA Arrangement Policy Value
		Jan	$10,000.00	$833.33	$9,183.18
		Feb		$833.33	$8,365.02
		Mar		$833.33	$7,545.50
		Apr		$833.33	$6,724.63
Increase in monthly SDCA transfer amount due to an additional SDCA allocation	→	May	$20,000.00	$2,500.00	$24,268.76
		June		$2,500.00	$21,808.85
		July		$2,500.00	$19,344.87
		Aug		$2,500.00	$16,876.82
		Sept		$2,500.00	$14,404.69
		Oct		$2,500.00	$11,928.48
		Nov		$2,500.00	$9,448.18
		Dec		$2,500.00	$6,963.78
Decrease in the monthly SDCA transfer amount since the original SDCA allocation is outside the 12 month period	→	Jan		$1,666.67	$5,308.62
		Feb		$1,666.67	$3,650.72
		Mar		$1,666.67	$1,990.08
Since this is the last SDCA transfer in the 12 month period for the most recent SDCA allocation, interest earned in the SDCA account is included in the SDCA transfer amount	→	Apr		$1,666.67	$0.00
		May		$0.00	$0.00
The monthly SDCA transfer amount can change from month to month. The SDCA transfer amount could increase due to additional SDCA allocations contributed to the SDCA arrangement since the last Monthly Date. The transfer amount could decrease when past SDCA allocations contributed to the SDCA arrangement are no longer included in the transfer amount since they were originally allocated to the SDCA arrangement beyond the past 12 months. In addition, the SDCA transfer amount could be reduced as a result of any of the following being deducted from the SDCA portion of the Fixed Account:
•
Monthly deductions, partial surrenders, transfers, loans, or loan interest; and
•
Payments under an accelerations of benefit rider.
You may cancel an SDCA arrangement at any time by transferring the remaining value allocated to the SDCA arrangement to any other account. Any Fixed Account transfer rules will apply to such transfers. We reserve the right to discontinue the ability to allocate additional amounts to the SDCA arrangement. If this occurs, SDCA transfers will continue as described for any previous SDCA allocations that are already part of an SDCA arrangement. We also reserve the right to make another account available as the account to which SDCA allocations are allocated to and/or offer additional transfer periods (e.g. 6-months or 9-months).
Similar to the automated dollar-cost averaging program described above, an SDCA arrangement does not guarantee that any Subaccount or other Policy Value will gain in value nor will it protect against a decline in Policy Value if market prices fall.
Asset Rebalancing
Subject to availability, you can contact us in writing or by phone to reallocate the variable Subaccount portion of your Policy Value according to the percentages (in whole percentage amounts) that you choose. The Policy Value must be at least $2,000 at the time the rebalance is set up. Asset rebalancing does not apply to the Fixed Account or Indexed Accounts. We automatically will rebalance the variable Subaccount portion of your Policy Value either quarterly,

32 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

semiannually or annually. The period you select will start to run on the date you specify. On the first Valuation Date of each of these periods, we automatically will rebalance your Policy Value so that the value in each Subaccount matches your current Subaccount percentage allocations. We rebalance by transferring Policy Value between Subaccounts. Transfers for this purpose are not subject to the maximum number of transfers provisions above.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing or by phone. We will restart the rebalancing period you selected as of the date you specify. You may discontinue auto rebalancing at any time by sending us a written request or by other methods agreed to by us. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.
RiverSource Life of NY
We are a stock life insurance company organized in 1972 under the laws of the State of New York and are located at 20 Madison Avenue Extension, Albany, NY 12203. Our service address is: RiverSource Life Insurance Co. of New York, 70500 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business in the State of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
The Variable Account and the Funds
The Variable Account: The Variable Account consists of a number of Subaccounts, each of which invests in shares of a particular Fund. Income, gains and losses of each Subaccount are credited to or charged against the assets of that Subaccount alone. Therefore, the investment performance of each Subaccount is independent of the investment performance of our company assets. We will not charge a Subaccount with the liabilities of any other Subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.
The Funds: The policy currently offers Subaccounts investing in shares of the Funds see “Appendix A: Funds Available Under the Contract”.
•
Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives. Please read the Funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.
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Fund name and management: A Fund underlying your policy in which a Subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying Fund is not the same as any publicly-traded retail mutual fund. Each underlying Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying Fund may differ significantly from any publicly-traded retail mutual fund.
•
Eligible purchasers: All Funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund name and management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Fund providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•
Funds available under the policy: We seek to provide a broad array of underlying Funds taking into account the fees and charges imposed by each Fund and the policy charges we impose. We select the underlying Funds in which the Subaccounts initially invest and when there is a substitution (see “Substitution of Investments”). We also make all decisions regarding which Funds to retain in a policy, which Funds to add to a policy and which Funds will no longer be offered in a policy. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, Fund performance, Fund expenses, classes of Fund shares available, size of the Fund, and investment objectives and investing style of the Fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 33

and non-cash compensation that a Fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the Fund and support of marketing expenses incurred with respect to the Fund.
•
Money market Fund yield: In low interest rate environments, money market Fund yields may decrease to a level where the deduction of fees and charges associated with your policy could result in negative net performance.
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Risks and conflicts of interest with certain Funds advised by Columbia Management: We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several Fund of funds, including managed volatility Funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These Funds invest in other registered mutual funds. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying Funds and may provide other services in connection with such underlying Funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying Fund.
•
Volatility and volatility management risk with the managed volatility funds: These Funds invest in other registered mutual funds. In addition, managed volatility Funds employ a strategy designed to reduce overall volatility and downside risk. These types of Funds are available under the policies and one or more of these Funds may be offered in other variable annuity and variable life insurance products offered by us. These Funds may also be used in conjunction with guaranteed living benefit riders we offer with various annuity contracts.
Conflicts may arise because the manner in which these Funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit riders. Managed volatility Funds employ a strategy to reduce overall volatility and downside risk when markets are declining and market volatility is high. A successful strategy may result in less gain in your Policy Value during rising markets with higher volatility when compared to Funds not employing a managed volatility strategy. Although an investment in the managed volatility Funds may mitigate declines in your Policy Value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your Policy Value during periods of positive performance by the equity markets. There is no guarantee that any of the Funds’ strategies will be successful. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility Funds.
While Columbia Management is the investment adviser to the managed volatility Funds, it provides no investment advice to you as whether an allocation to the Funds is appropriate for you. You must decide whether an investment in these Funds is right for you. Additional information on the Funds, including risks and conflicts of interest, is included in their respective prospectuses. Columbia Management advised Fund of funds and managed volatility Funds and their investment objectives are listed in the “Appendix A: Funds Available Under the Contract”.
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Revenue we receive from the Funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a Subaccount invests in a Fund, the Fund holds a single account in the name of the Variable Account. As such, the Variable Account is actually the shareholder of the Fund. We, through our Variable Account, aggregate the transactions of numerous policy Owners and submit net purchase and redemption requests to the Funds on a daily basis. In addition, we track individual policy Owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the Fund, but we incur them instead.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the Funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the Funds. In addition to these payments, the Funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the Funds.
The amount, type, and manner in which the revenue from these sources is computed vary by Fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the policies, we took into account anticipated payments from the Funds. If we had not taken into account these anticipated payments, the charges under the policies would have been higher. Additionally, the amount of payment we receive from a Fund or its affiliate may create an incentive for us to include that Fund as an investment option and may influence our decision regarding which Funds to include in the Variable Account as Subaccount options for policy Owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.

34 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

We offer Funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated Funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated Funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated Funds comprises the greatest amount and percentage of revenue we derive from payments made by the Funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in various Funds offered through this and other variable life insurance and annuity contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue from the Funds, including but not limited to expense payments and non-cash compensation, for various purposes:
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Training and educating sales representatives who sell the policies.
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Granting access to our employees whose job it is to promote sales of the policies by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.
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Activities or services we or our affiliates provide that assist in the promotion and distribution of the policies including promoting the Funds available under the policies to policy Owners, authorized selling firms and sales representatives.
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Providing sub-transfer agency and shareholder servicing to policy Owners.
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Promoting, including and/or retaining the Fund’s investment portfolios as underlying investment options in the policies.
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Furnishing personal services to policy Owners, including education of policy Owners regarding the Funds, answering routine inquiries regarding a Fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
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Subaccounting services, transaction processing, recordkeeping and administration.
Sources of revenue received from affiliated Funds: The affiliated Funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated Funds, or from the Funds’ affiliates, may include, but are not necessarily limited to, the following:
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Assets of the Fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
Sources of revenue received from unaffiliated Funds: The unaffiliated Funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated Funds, or the Funds’ affiliates, may include, but are not necessarily limited to, the following:
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Assets of the Fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We receive this revenue in the form of a cash payment.
Please refer to the prospectuses for the Funds for more information. These prospectuses are available by contacting us at the address or telephone number shown on the first page of this prospectus.
Relationship Between Funds and Subaccounts
Each Subaccount buys shares of the appropriate Fund at net asset value without a sales charge. Dividends and capital gain distributions from a Fund are reinvested at net asset value without a sales charge and held by the Subaccount as an asset. Each Subaccount redeems Fund shares without a charge (unless the Fund imposes a redemption fee) to the extent necessary to make death benefit or other payments under the policy.
Substitution of Investments
We may substitute the Funds in which the Subaccounts invest if:
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laws or regulations change;
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the existing Funds become unavailable; or
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in our judgment, the Funds no longer are suitable (or are no longer the most suitable) for the Subaccounts.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 35

If any of these situations occur, we have the right to substitute a Fund currently listed in this prospectus (existing Fund) for another Fund (new Fund). The new Fund may have higher fees and/or operating expenses than the existing Fund. Also, the new Fund may have investment objectives and policies and/or investment advisers which differ from the existing Fund.
We may also:
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add new Subaccounts;
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combine any two or more Subaccounts;
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transfer assets to and from the Subaccounts or the Variable Account; and
•
eliminate or close any Subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the policy and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
Voting Rights
As a policy Owner with investments in the Subaccounts, you may vote on important Fund matters.  We calculate votes separately for each Subaccount.  We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which you are entitled.
We are the legal owner of all Fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each Fund according to instructions we receive from policy Owners.  We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions.  As a result of this proportional voting, in cases when a small number of policy Owners vote, their votes will have a greater impact and may even control the outcome.
The General Account
The general account includes all assets owned by RiverSource Life Insurance Co. of New York (“we”, “us”, “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York), other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your policy, including the death benefit. These guarantees are subject to the claims-paying ability and financial strength of RiverSource Life Insurance Co. of New York. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. Unlike market and other risks that you bear directly, these risks are insurer-related risks that may indirectly affect your investment experience. You should also be aware that we issue other types of insurance policies and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The Fixed Account and the Indexed Accounts are the options supported by our general account that we make available under the policy.
Because of exemptive and exclusionary provisions we have not registered interests in the Fixed Account or the Indexed Accounts as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor the Indexed Accounts nor any interests therein are subject to the provisions of these Acts. With respect to the Indexed Accounts, RiverSource Life of NY represents that the Indexed Accounts offered under the policies are in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and the Consumer Protection Act. The policy complies with all applicable state standard nonforfeiture compliance interest rate assumptions for life insurance.
These general account options have not been registered with the Securities and Exchange Commission (“SEC”). Disclosures regarding these options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

36 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

The Fixed Account
You can allocate Net Premiums to the Fixed Account, transfer Policy Value from the Subaccounts to the Fixed Account, or allocate the Segment maturity value of an Indexed Account to the Fixed Account. Amounts allocated to the Fixed Account become part of our general account. Also, if fees and charges under the policy are deducted from the Fixed Account, you could lose more than the premiums you’ve paid into the Fixed Account. For further discussion see “Order of Deductions from Policy Value.”
Placing Policy Value in the Fixed Account does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, we guarantee that the Policy Value you place in the Fixed Account will accrue interest at an effective annual rate of at least 1% (2% for policy applications signed prior to December 4, 2020), independent of the actual investment experience of the general account. Keep in mind that this guarantee is subject to the creditworthiness and continued claims-paying ability of RiverSource Life Insurance Co. of New York. We are not obligated to credit any interest in excess of the guaranteed rate of 1% (2% for policy applications signed prior to December 4, 2020), although we may do so at our sole discretion, or if required by state law. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. We will not credit interest in excess of 1% (2% for policy applications signed prior to December 4, 2020) on any portion of Policy Value in the Fixed Account against which you have a policy loan outstanding.
Your statement will include the average interest rate currently earned on Policy Value in the Fixed Account as well as the interest rate that will be credited on any new money allocated to the Fixed Account. Interest is credited daily. For additional information on interest rates, contact your sales representative or RiverSource Life Insurance Co. of New York at the address or telephone number shown on the first page of this prospectus.
The Indexed Accounts
(Key terms used in this Indexed Accounts section are described below.)
You can allocate Net Premiums to the Indexed Accounts, transfer Policy Value from the Subaccounts or the Fixed Account to the Indexed Accounts or allocate the Segment maturity value of an Indexed Account to the Indexed Accounts. Amounts allocated to the Indexed Accounts become part of the general account. Placing Policy Value in the Indexed Accounts does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, the Policy Value that you place in the Indexed Accounts earns interest based on a change in the value of the S&P 500 Index. Therefore, the interest credited is independent of the actual investment experience of the general account. Keep in mind that this is subject to the creditworthiness and continued claims paying ability of RiverSource Life Insurance Co. of New York. The indexed interest rate credited over an Indexed Interest Period will always be greater than or equal to the Segment Floor which is 0% for the 1-Year Point-to-Point Indexed Account and 1% for the 2-Year Point-to-Point Indexed Account. This means that you may never receive indexed interest on amounts invested in the 1-Year Point-to-Point Indexed Account and you may receive only 1% for amounts invested in the 2-Year Point-to-Point Indexed Account. Also, if fees and charges under the policy are deducted from the Indexed Accounts, you could lose more than the premiums you’ve paid into the Indexed Account(s). For further discussion see “Order of Deductions from Policy Value.”
Indexed Interest Rates credited will be based on various factors including: 1) the return of the underlying index (currently the S&P 500 Index for both the 1-Year and 2-Year Point-to-Point Indexed Accounts); 2) the Segment Participation Rate (currently 100% for both the 1-year and 2-Year Point-to-Point Indexed Accounts); and 3) the cap and floor rates in effect at the start of each Segment. A Segment is the portion of an Indexed Account that is associated with a particular Segment Start Date. The Segment Participation Rate is the percentage of the Index Growth Rate that is used to calculate indexed interest. The cap rate is the maximum interest rate over an Indexed Interest Period (1-Year or 2-Year period). The cap rate will never be lower than 3% for the 1-Year Point-to-Point Indexed Account (considered a 3% “cap”), and 5% for the entire two years of the 2-Year Point-to-Point Indexed Account (considered a 5% “cap”).
When you apply for your policy you will receive an illustration showing the current Indexed Account cap rates in effect at that time. Subsequently, your statement will include the current cap rate in effect that will apply to new Indexed Account Segments. In addition, we will provide notification on your statement if a Segment cap rate has decreased since your last statement.
An Indexed Account includes a corresponding Interim Account and one or more Segments. Any money allocated to an Indexed Account will first be deposited into the corresponding Interim Account. An Interim Account temporarily holds Net Premiums, loan repayments and other amounts you request to be allocated to an Indexed Account. An Interim Account earns interest at a fixed rate not less than the Fixed Account guaranteed interest rate shown in the Policy Data section of the policy.
On the 20th day of the calendar month, if the value of the Interim Account is $25 or greater, it will be transferred to a Segment of the corresponding Indexed Account. This will begin a new “Segment”, which is the portion of an Indexed Account created each time a transfer is made from the Interim Account to the Indexed Account. A Segment lasts for a

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 37

12- or 24-month term and is eligible for indexed interest at the Segment Maturity Date (the last day of the 12- or 24-month term). Once money is transferred to a Segment it cannot be transferred out of the Segment until the Segment Maturity Date, unless required to satisfy monthly deduction requirements or as required to make a loan or surrender. You may have Policy Value in multiple Segments at any given time.
Indexed interest is credited to the Segment at the end of the Segment Term and is equal to the average Segment Value multiplied by the Indexed Interest Rate. For a given Segment, the average Segment Value is the average of the values at the end of each Segment month over the Indexed Interest Period. A Segment month ends on the same day each month as the Segment Start Date. An Indexed Interest Period is the length of time a Segment in an Indexed Account is open. Currently, the Segment Term for an Indexed Account is equal to the Indexed Interest Period for that account.
Examples. The examples set forth below illustrate how indexed interest is calculated.
Assumptions
Segment Growth Cap:	7%
Segment Floor:	0%
Segment Participation Rate:	100%
Average Segment Value:	$5,000
Example 1 – Up-market:
This example shows the policy was credited with $350 for the Segment Term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	1,200
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(1200	–1)	=	20%
1000
The Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 7%, but not less than the Segment Floor of 0%:
a)
20% (Index Growth Rate) x 100% (Segment Participation Rate) = 20%
b)
Segment Growth Cap of 7%
but not less than Segment Floor of 0%.
Therefore, in this example the Indexed Interest Rate is capped at 7%.
The indexed interest credited is the average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 7% = $350
Example 2 – Down-market:
This example shows the policy was credited with $0 for the Segment Term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	900
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(900	–1)	=	-10%
1000
The Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 7%, but not less than the Segment Floor of 0%:
a)
-10% (Index Growth Rate) x 100% (Segment Participation Rate) = -10%
b)
Segment Growth Cap of 7%
but not less than Segment Floor of 0%.
Therefore, in this example the Indexed Interest Rate is 0%.
The indexed interest credited is the average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 0% = $0

38 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Example 3 – Semi up-market:
This example shows the policy was credited with $250 for the Segment Term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	1,050
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(1050	–1)	=	5%
1000
The Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 7%, but not less than the Segment Floor of 0%:
a)
5% (Index Growth Rate) x 100% (Segment Participation Rate) = 5%
b)
Segment Growth Cap of 7%
but not less than floor of 0%.
Therefore, in this example the Indexed Interest Rate is 5%.
The indexed interest credited is the average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 5% = $250
Segment Maturity Value
The Segment Growth Cap, Segment Floor and Segment Participation Rate are declared at the beginning of each Segment. At Segment maturity, the amount reallocated to the Indexed Account(s) along with any money in the Interim Account is combined to start a new Segment, the Segment Growth Cap is set and the process of crediting interest for that new Segment starts over again. The Segment Growth Cap is the limit on the index growth used in calculating the indexed interest. The Segment Floor provides protection when the performance of the index is less than the Segment Floor. The Segment Participation Rate reflects how much of the Index Growth Rate will be utilized in calculating the indexed interest. The guaranteed minimum Segment Growth Cap, Segment Floor and Segment Participation Rate is shown in the policy under Policy Data. Subsequent Segment Growth Caps, Segment Floors and Segment Participation Rates that we set may differ, but will never be less than the guaranteed minimum rates. Please contact your sales representative to determine the current Segment Growth Cap, Segment Floor and Segment Participation Rate for the Indexed Accounts available under the policy. Each indexed account has a different risk and return profile and a different range of potential outcomes. Any allocation you select should take into account your financial objectives, time horizon and risk tolerance. You should discuss the indexed account parameters with your registered representative to ensure you understand how they may affect the indexed interest credited for each Indexed Account.
The indexed interest credited plus the Segment value at the end of the Segment result in the Segment maturity value. The Segment maturity value is reallocated to the Fixed Account, Subaccounts, and/or Indexed Accounts according to the Segment maturity reallocation percentages you have selected. The amount reallocated to the Indexed Accounts along with any money in the Interim Account is then combined to start a new Segment. Each available Indexed Account has its own Segment reallocation percentages that can be selected when you apply for the policy.  You may change the Segment reallocation percentages at any time by written request or any other requests acceptable to us.  Any change to the Segment reallocation percentages will be effective for all Segments of an Indexed Account maturing after the receipt of the request.  In absence of a selection of the Segment reallocation percentages, Segment maturity value will be allocated to the same Indexed Account.
On the Insured’s Attained Insurance Age 119 anniversary, Segment reallocation percentages will be set to allocate any Segment maturity value to the Fixed Account and may not be changed.
Once benefit payments begin for any rider paying benefits due to chronic or terminal illness, the Segment maturity reallocation percentages will be set to allocate all amounts to the Fixed Account. The Segment reallocation percentages cannot be changed while on claim. Upon expiry of the claim, we must receive written instructions from you in order to change the Segment reallocation percentages.
The Indexed Account options available under the policy are shown in the Policy Data section of the policy. We reserve the right to add, remove or change one or more of the Indexed Account options. Also, we may substitute a comparable index if an index is discontinued, substantially changed or, at our sole discretion, we determine that an index should no longer be used. Any such substitution is subject to approval by the appropriate state insurance regulatory authorities. If an index is discontinued or substantially changed, we may mature Segments early. If we mature a Segment early, we will notify you. If we substitute a comparable index, the new index will only apply to new Segments. We will notify you, and

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 39

any assignee of record, before a substitute index is used. If no such comparable index is approved, or it would not be prudent to substitute such an index, we reserve the right to stop offering an Indexed Account. In this case, the value of the discontinued Indexed Account will be transferred to the Fixed Account.
It is not possible to invest directly in an index. An Indexed Account is indirectly impacted by the market since it is not directly invested in any stock or equity investments. Any indexed interest credited will be affected by changes in the corresponding index(es).
Key Terms for the Indexed Accounts Section
1-Year Point-to-Point Indexed Account:  An Indexed Account option under the policy that credits interest based on the percentage change in value of one or more designated index(es) between two points in time over a one-year period (subject to a Segment Growth Cap, Segment Floor and Segment Participation Rate).
2-Year Point-to-Point Indexed Account:  An Indexed Account option under the policy that credits interest based on the percentage change in value of one or more designated index(es) between two points in time over a two-year period (subject to a Segment Growth Cap, Segment Floor and Segment Participation Rate).
Indexed Account: The portion of the Policy Value that earns interest based on a change in the value of one or more designated indexes.
Indexed Account Value: The sum of the values of the Segments of an Indexed Account plus the value of the Indexed Account’s corresponding Interim Account.
Index Growth Rate: The Index Growth Rate is calculated as (B divided by A) minus 1, where:
A = the final value of the index as of the day before the beginning of the Indexed Interest Period; and
B = the final value of the index as of the day before the end of the Indexed Interest Period.
The final value of an index used in calculating the Index Growth Rate is the value determined by that index's provider as the index's final value on a business day. A business day is a day on which the New York Stock Exchange is open for business. If we need to determine the final value on any day that is not a business day, we will use the final value for the next business day following that day. If no final value is determined for any index as of a business day, we will use the final value for the most recent preceding business day for which a final value was determined for that index.
The Index Growth Rate does not include gains in the index that come from dividends.
Indexed Interest Period: The length of time a Segment in an Indexed Account is open. Currently, the Segment Term for an Indexed Account is equal to the Indexed Interest Period for that account.
Indexed Interest Rate: The Indexed Interest Rate reflects any growth in the value of the index, subject to the Segment Growth Cap and Segment Floor. The Indexed Interest Rate is equal to the lesser of (a x b) – (d) or (c – d), but will never be less than (e), where:
(a) is the Index Growth Rate;
(b) is the Segment Participation Rate;
(c) is the Segment Growth Cap;
(d) is the Cumulative Guaranteed Indexed Interest Rate; and
(e) is the Segment Floor.
Interim Account: An Interim Account corresponds to an Indexed Account. The Interim Account temporarily holds Net Premiums, loan repayments and other amounts you request to be allocated or transferred to a segment of its corresponding Indexed Account.
Segment: A Segment is the portion of an Indexed Account that is associated with a particular Segment Start Date.
Segment Floor: The minimum total Interest Rate for a Segment over the Indexed Interest Period, including both the Segment guaranteed annual interest rate and the Indexed Interest Rate.
Segment Growth Cap: The maximum total interest rate for a Segment over the Indexed Interest Period, including both the Segment guaranteed annual interest rate and the Indexed Interest Rate.
Segment Maturity Date: The last day of a Segment Term.
Segment Participation Rate: The percentage of the Index Growth Rate that is used to calculate indexed interest.
Segment Start Date: The date on which amounts are transferred or reallocated to a Segment of an Indexed Account. Segment months, Segment years and Segment Terms are all measured from this date.

40 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Segment Term: The length of time a Segment is open. Each Segment begins on its Segment Start Date and ends on its Segment Maturity Date, which is determined by the Segment Term. The Segment Term for each Indexed Account is shown in the policy under Policy Data. Currently, the Segment Term for an Indexed Account is equal to the Indexed Interest Period for that account.
Purchasing Your Policy
Application
Your sales representative will help you complete an application and send it to our Service Center. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to refuse to issue your policy or take other steps we deem reasonable. When you apply, you:
•
select a Specified Amount of insurance;
•
select a death benefit option;
•
designate a Beneficiary; and
•
state how premiums are to be allocated among the Fixed Account, the Indexed Accounts and the Subaccounts.
Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.
Age limit: We generally will not issue a policy where the proposed Insured is over the Insurance Age of 85. We may, however, do so at our sole discretion.
Risk Classification: The Risk Classification is based on the Insured’s health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See “Loads, Fees and Charges.”)
When insurance coverage is in effect: Insurance coverage is in effect when we issue the policy, you have paid any premium necessary to keep the policy in force, the policy has been delivered to you and you have accepted the policy.  Conditional insurance coverage will be in effect prior to delivery of the policy only if certain conditions have been met, as stated in the application form.
Other conditions: In addition to proving insurability of the Insured, you and the Insured must meet certain conditions stated in the application form before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.
Incontestability: We will have two years from the effective date of your policy or from reinstatement of your policy (see “Keeping the Policy in Force — Reinstatement”) to contest the truth of statements or representations in your application. After the policy has been in force during the Insured’s lifetime for two years from the Policy Date, we cannot contest the truth of statements or representations in your application.
Choice of Tax Test
When you apply for your policy, you need to select one of two life insurance qualification tests which will be used to determine whether your policy continues to qualify as life insurance, as outlined under Section 7702 of the Internal Revenue Code of 1986, as amended (Code).
The two tests are:
(1) the guideline premium test (GPT), or
(2) the cash value accumulation test (CVAT).
The test you choose cannot be changed after your policy is issued. If you do not choose a life insurance qualification test when you apply for your policy, the GPT will be applied to your policy. For policies with large amounts of planned premium, we may limit the choice to the GPT.
As mentioned in the Proceeds Payable Upon Death section, regardless of which death benefit option is in effect on the policy, there is always a minimum death benefit amount equal to a percentage of the Policy Value. These percentages, and thus the minimum death benefit amount, are defined under Section 7702 of the Code and differ based on the test selected. In general, the percentages under the CVAT are higher than the percentages under the GPT. A policy’s specific percentages are shown in the Death Benefit Percentage table under Policy Data.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 41

In addition to defining a minimum death benefit amount, the Code also defines a limit to the amount of premium that can be paid under the GPT.
Considerations when choosing the life insurance qualification test for your policy:
Due to no premium limitations in the CVAT under the Code, the CVAT typically allows more flexibility in the amount and timing of premium that can be paid. Please note, under both tests, any premium paid which increases the Net Amount at Risk may be subject to underwriting and require an increase in the Specified Amount prior to us accepting the premium.
For the same premium, the GPT may result in a higher death benefit in early years due to the premium limitations for a given Specified Amount, while the CVAT may result in a higher death benefit long-term due to higher death benefit percentages. Monthly cost of insurance charges that are based on the Net Amount at Risk may be greater on policies using the test that has the higher death benefit at any given time.
Potential Distributions of Policy Value under the CVAT
Under the CVAT, if the death benefit less the Policy Value, ever exceeds three times the distribution threshold as defined below, we reserve the right to make a distribution from Policy Value. The distribution would be the amount needed to make the death benefit, less the Policy Value, equal to three times the distribution threshold.
The distribution threshold is equal to:
(a) + (b)
Where:
(a) is the initial Specified Amount; and
(b) is the amount of any increase in Specified Amount other than that resulting solely from a change in the death benefit option.
Right to Examine Your Policy (“Free Look”)
Upon cancellation, you will receive a full refund of all premiums paid, including any policy fees or other charges, less Indebtedness. You may mail or deliver the policy to our Service Center or to your sales representative with a written request for cancellation by the 10th day or the 60th day if the policy is intended to replace an existing policy) after you receive it. On the date your request is postmarked or received, the policy will immediately be considered void from the start.
Under our current administrative practice, your request to cancel the policy under the “Free Look” provision will be honored if received at our Service Center within 30 days from the latest of the following dates:
•
The date we mail the policy from our Service Center.
•
The Policy Date (only if the policy is issued in force).
•
The date your sales representative delivers the policy to you as evidenced by our policy delivery receipt, which you must sign and date.
We reserve the right to change or discontinue this administrative practice at any time.
Premiums
Payment of premiums: An initial premium equal to the monthly premium required to keep the Minimum Initial Premium Guarantee in effect is required to be paid on or before the Policy Date and must be received by us before the policy can become effective. No insurance will take effect until this amount is paid. Additionally, in applying for your policy you decide how much you intend to pay and how often you will make future payments.  During the first several policy years until the Policy Value is sufficient to cover the Surrender Charge, we require that you pay the Minimum Initial Premium in effect in order to keep the policy in force. The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.
To determine the amount of Scheduled Premium, you may consider a number of factors including, but not limited to:
•
the Specified Amount;
•
the Insured’s sex (unless unisex rates are required by law);
•
the Insured’s issue age;
•
the Insured’s Risk Classification;
•
premium frequency; and
•
the death benefit option.

42 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

You may schedule payments annually, semiannually, quarterly or monthly. (We must approve payment at any other interval.) The Scheduled Premium you have chosen is shown under Policy Data in the policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.
The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.
You may also change the amount and frequency of Scheduled Premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.
Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the Policy Value,Cash Surrender Value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.
Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the Insured's Attained Insurance Age 120.
Allocation of premiums: Until the Policy Date, we hold premiums, if any, in the Fixed Accountand we credit interest on any Net Premiums at the current Fixed Account rate. As of the Policy Date, we will allocate the Net Premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.
When we receive Notice of Claim for any rider paying benefits due to chronic or terminal illness, the premium allocation percentages will be set to allocate all amounts to the Fixed Account. The premium allocation percentages cannot be changed while on claim. Upon expiry of the claim, you may change the premium allocation percentages by sending a written request to our Service Center.
On the Insured’s Attained Insurance Age120 anniversary, the premium allocation percentages will be set to allocate all premium and loan repayments to the Fixed Account, and may not be changed.
Additional premiums: We credit additional premiums you make to your accounts on the Valuation Date we receive them. If we receive an additional premium at our Service Center before the Close of Business, we will credit any portion of that premium allocated to the Subaccounts using the Accumulation Unit value we calculate on the Valuation Date we received the premium. If we receive an additional premium at our Service Center at or after the Close of Business, we will credit any portion of that premium allocated to the Subaccounts using the Accumulation Unit value we calculate on the next Valuation Date after we received the premium.
Policy Value
The value of your policy is the sum of values in the Fixed Account, Indexed Account(s) and each Subaccount of the Variable Account. We value your accounts as follows:
Fixed Account
We value the amounts you allocate to the Fixed Account directly in dollars. The Fixed Account Value equals:
•
the sum of your Net Premiums, transfer amounts (including loan transfers), and any applicable policy value credit allocated to the Fixed Account; plus
•
interest credited; minus
•
the sum of amounts surrendered (including any applicable Surrender Charges) and amounts transferred out of the Fixed Account (including loan transfers); minus
•
any portion of the monthly deduction for the coming month that is allocated to the Fixed Account.
Indexed Accounts
Amounts allocated to an Indexed Account will be held either in an Interim Account or the Indexed Account’s Segments. We value the amounts you allocate to an Indexed Account directly in dollars. An Indexed Account’s Value equals:
•
the sum of your Net Premiums, Segment maturity reallocations, and any applicable policy value credit allocated to the Indexed Account; plus
•
indexed interest credited; minus

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 43

•
the sum of amounts surrendered (including any applicable Surrender Charges) and amounts transferred out (due to loans taken and interest charged on Indebtedness), Segment maturity reallocations allocated to the Fixed Account, any Subaccounts, or another Indexed Account; minus
•
any portion of the monthly deduction for the coming month that is allocated to the Indexed Account.
Subaccounts
We convert amounts you allocate to the Subaccounts into Accumulation Units. Each time you allocate a Net Premium, transfer amounts into one of the Subaccounts from the Fixed Account or another Subaccount, or transfer amounts from the Indexed Accounts at Segment maturity, we credit a certain number of Accumulation Units to your policy for that Subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a Subaccount, or we assess a charge, we subtract a certain number of Accumulation Units from your Policy Value.
Accumulation Units are the true measure of investment value in each Subaccount. They are related to, but not the same as, the net asset value of the Fund in which the Subaccount invests. The dollar value of each Accumulation Unit can rise or fall daily depending on the Variable Account expenses, performance of the Fund and on certain Fund expenses. Here is how we calculate Accumulation Unit values:
Number of units: To calculate the number of Accumulation Units for a particular Subaccount, we divide your investment by the current Accumulation Unit value.
Accumulation Unit value: The current Accumulation Unit value for each Subaccount equals the last value times the Subaccount’s current net investment factor.
We determine the net investment factor by:
•
adding the Fund’s current net asset value per share, plus the per share amount of any dividend or capital gain distributions, to obtain a current adjusted net asset value per share; then
•
dividing that sum by the previous adjusted net asset value per share.
Factors that affect Subaccount Accumulation Units: Accumulation Units may change in two ways — in number and in value. Here are the factors that influence those changes:
The number of Accumulation Units you own may fluctuate due to:
•
additional Net Premiums allocated to the Subaccounts;
•
any applicable policy value credit allocated to the Subaccounts;
•
transfers into or out of the Subaccounts;
•
amounts transferred from Indexed Accounts at Segment maturity;
•
partial surrenders and partial surrender fees;
•
Surrender Charges; and
•
monthly deductions.
Accumulation Unit values will fluctuate due to:
•
changes in underlying Fund net asset value;
•
Fund dividends distributed to the Subaccounts;
•
Fund capital gains or losses; and
•
Fund operating expenses.
Order of Deductions from Policy Value
Any deductions from Policy Value will be taken from the Fixed Account, minus any Indebtedness and any value that is part of an SDCA arrangement, and the Subaccounts according to the allocation percentages in effect until exhausted.
When the Fixed Account (minus any Indebtedness and any value that is part of an SDCA arrangement) and the Subaccounts have been exhausted, the remaining amount will be taken from the value of the Fixed Account that is part of an SDCA arrangement. When the value of the Fixed Account that is part of an SDCA arrangement has been exhausted, the remaining amount will be taken from the Indexed Accounts in the following order:
•
the Interim Accounts, proportionally, based on the Interim Account values until exhausted; then
•
the Segments of the Indexed Accounts starting with the most recently opened Segment(s); then
•
the next most recently opened Segment(s), and will continue in this manner until the amount required to satisfy the deduction has been met.
For multiple Indexed Account Segments with the same start date, any deductions will be taken proportionally out of those Segments based on the values in those Segments.

44 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Such deductions include monthly deductions, partial surrenders, partial surrender fees, loans, loan interest and any other adjustments to Policy Value as a result of exercising a policy provision or rider.
Keeping The Policy in Force
Minimum Initial Premium Guarantee
To allow you to purchase the policy for the lowest premium possible, you may choose to pay only the Minimum Initial Premium during the Minimum Initial Premium Period as long as the Policy Value minus Indebtedness equals or exceeds the monthly deduction. If, on a Monthly Date, you have not paid enough premiums to keep the Minimum Initial Premium Guarantee in effect, the MIPG will terminate. Your policy will also enter the grace period if the Cash Surrender Value is less than the amount needed to pay the monthly deduction and the Minimum Initial Premium Guarantee is not in effect. The policy will not enter the grace period during the Minimum Initial Premium Period as shown in your policy under Policy Data, if:
•
on a Monthly Date, the Policy Value minus Indebtedness equals or exceeds the monthly deduction for the policy month following such Monthly Date; and
•
the sum of all premiums paid, minus any partial surrenders, and minus any Indebtedness, equals or exceeds the Minimum Initial Premium, as shown in your policy under Policy Data, times the number of months since the Policy Date, including the current month.
The Minimum Initial Premium Period is ten years.
No Lapse Guarantee
No-Lapse Guarantees are a feature of the policy guaranteeing the policy will remain in force even if the Cash Surrender Value is insufficient to pay the monthly deduction. Each policy has the following NLG options:
No-Lapse Guarantee: This option guarantees the policy will not Lapse before the the Insured’s Attained Insurance Age 75 (or 10 years, if later).
The NLG will remain in effect as long as:
•
the sum of premiums paid; minus
•
Partial Surrenders; minus
•
outstanding Indebtedness; equals or exceeds
•
the NLG Premiums due since the Policy Date.
The NLG Premium is shown in the policy.
Grace Period
If on a Monthly Date the Cash Surrender Value of your policy is less than the amount needed to pay the next monthly deduction and neither the NLG nor the minimum initial premium guarantee is in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will Lapse.
Approximately 15 days after the grace period begins, we will mail a notice to your last known address, requesting a payment sufficient to cover any past due premiums, any premiums falling due within the 61-day grace period, and the next scheduled monthly deduction. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any remaining balance to the Policy Value and allocate it in the same manner as other premium payments.  If the Insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.
If you have the AdvanceSource Rider on your policy and the AdvanceSource Rider terminates at the end of the grace period while the Accelerated Benefit Insured is a Chronically Ill Individual, the rider may be reinstated provided that you submit a written request within five months after the date of termination and provided that certain other conditions are met. Those certain conditions are listed in the rider. The reinstated rider will not provide Monthly Benefit Payments during the period of Lapse to the date of reinstatement. The effective date of the reinstated rider will be the beginning of the policy month that coincides with or next follows the date we approve the Accelerated Benefit Insured’s request.
Reinstatement
Your policy may be reinstated within three years after it Lapses, unless you surrendered it for cash. To reinstate, we will require:
•
a written request;
•
evidence satisfactory to us that the Insured remains insurable;

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 45

•
payment of the premium we specify; and
•
payment or reinstatement of any Indebtedness.
The effective date of a reinstated policy will be the Monthly Date on or next following the day we accept your application for reinstatement. Surrender Charges will return to what they would have been if the policy had not Lapsed. The NLG cannot be reinstated.
We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.
Proceeds Payable Upon Death
If the Insured dies while the policy is in force, we will pay a benefit to the Beneficiary of the policy when the Insured dies. The amount payable is the death benefit amount minus any Indebtedness as of the Death Benefit Valuation Date.
Option 1 (level amount): Under the Option 1 death benefit, if death is prior to or on the Insured’sAttained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•
the Specified Amount; or
•
a percentage of the Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to or on the Insured’sAttained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•
the Policy Value plus the Specified Amount; or
•
a percentage of Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
Option 3 (return of premium, subject to a limit): Under the Option 3 death benefit, if death is prior to or on the Insured’sAttained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
1.
the lesser of:
•
the Specified Amount plus premiums paid, less partial surrenders and any partial surrender fees; or
•
the Death Benefit Option 3 Limit shown under Policy Data; or
2.
a percentage of the Policy Value. The percentage is designed to ensure the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to the Policy Value for your policy to qualify as life insurance.

Example	Option 1	Option 2	Option 3
Specified Amount	$100,000	$100,000	$100,000
Policy Value	$5,000	$5,000	$5,000
Premiums paid	$4,000	$4,000	$4,000
Death benefit	$100,000	$105,000	$104,000
Policy Value increases to	$8,000	$8,000	$8,000
Death benefit	$100,000	$108,000	$104,000
Policy Value decreases to	$3,000	$3,000	$3,000
Death benefit	$100,000	$103,000	$104,000
If you want to have premium payments reflected in the form of an increasing death benefit, subject to a limit, you should consider Option 3. If you want your death benefit to include the policy Specified Amount and Policy Value, you should consider Option 2. If you are satisfied with the Specified Amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Value, you should consider Option 1. Under Option 1, the cost of insurance is lower because our Net Amount at Risk is generally lower; for this reason, the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the Policy Value.
Under all death benefit options, if death is on or after the Insured’sAttained Insurance Age 120Policy Anniversary, the death benefit amount will be the greater of:
•
the death benefit on the Insured's Attained Insurance Age 120 Policy Anniversary, minus any partial surrenders and partial surrender fees occurring after the Insured's Attained Insurance Age 120 Policy Anniversary; or
•
the Policy Value on the date of death.

46 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

If you have the AdvanceSource Rider on your policy, the Proceeds payable upon death of the Insured on or after the Insured’sAttained Insurance Age 120 Policy Anniversary is reduced by each AdvanceSource Rider benefit paid.
Change in Death Benefit Option
Prior to the Insured’s Attained Insurance Age 120 anniversary, you may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the Specified Amount. You do not need to provide additional evidence of insurability.
If you change from Option 1 to Option 2: The Specified Amount will decrease by an amount equal to the Policy Value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting Specified Amount would fall below the minimum amount shown in the policy.
If you change from Option 2 to Option 1: The Specified Amount will increase by an amount equal to the Policy Value on the effective date of the change.
If you change from Option 3 to Option 1: The Specified Amount will be the Option 3 death benefit on the effective date of the change.
You may not change from Option 1 or Option 2 to Option 3.
An increase or decrease in Specified Amount resulting from a change in the death benefit option will affect the following:
•
Monthly deduction because the cost of insurance charges depends upon the Specified Amount.
•
Minimum Initial Premium.
•
No-Lapse Guarantee Premium.
•
Charges for the optional Accidental Death Benefit rider, Children's Insurance rider, Waiver of Monthly Deduction rider, Waiver of Premium rider and the AdvanceSource Accelerated Benefit rider – CI will increase if the death benefit option change results in an increase in the rider Specified Amount.
•
If there is a requested decrease in the policy Specified Amount, the AIBR would terminate.
The Surrender Charge will not be affected.
We reserve the right to decline to make any death benefit option change that we determine would cause the policy to fail to qualify as life insurance under applicable tax laws.
If you have the AdvanceSource Rider on your policy: Neither Option 2 nor Option 3 is available.
Changes in Specified Amount
Subject to certain limitations, you may make a written request to increase or decrease the Specified Amount.
Increases: If you increase the Specified Amount, we may require additional evidence of insurability that is satisfactory to us.
The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000 and we will not permit an increase after the Insured’s Attained Insurance Age 85. We will have two years from the effective date of an increase in Specified Amount to contest the truth of statements or representations in the application for the increase in Specified Amount.
An increase in the Specified Amount will have the following effect on policy costs:
•
Your monthly deduction will increase because the cost of insurance charge depends upon the Specified Amount.
•
Charges for the optional Waiver of Monthly Deduction rider will increase.
•
The Minimum Initial Premium and the NLG premiums will increase.
•
Charges for certain optional insurance benefits may increase.
•
The administrative charge will increase.
•
The Surrender Charge will increase. A new schedule of Surrender Charges will apply to the amount of any increase in the Specified Amount.
At the time of the increase in Specified Amount, the Cash Surrender Value of your policy must be sufficient to pay the monthly deduction on the next Monthly Date. The increased Surrender Charge will reduce the Cash Surrender Value. If the remaining Cash Surrender Value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will Lapse unless the NLG or the Minimum Initial Premium guarantee is in effect.
Decreases: After the first policy year, you may decrease the Specified Amount, subject to all the following limitations:
•
Only one decrease per policy year is allowed.
•
We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 47

•
After the decrease, the Specified Amount may not be less than the minimum amount shown in the policy.
•
In policy years 2-5, the Specified Amount remaining after the decrease may not be less than 75% of the initial Specified Amount.
•
In policy years 6-10, the Specified Amount remaining after the decrease may not be less than 50% of the initial Specified Amount.
•
In policy years 11-15, the Specified Amount remaining after the decrease may not be less than 25% of the initial Specified Amount.
•
In policy years 16+, the Specified Amount remaining after the decrease must be at least $1,000.
The effective date of any decrease in Specified Amount is the Monthly Date on or next following the date we receive your request.
No Surrender Charge is imposed when you request a decrease in the Specified Amount. Each increase in Specified Amount is treated as a new policy for purposes of applying the limitations on decreases. Thus, the first policy year for an increase is measured from the effective date of the increase.
Example
This example assumes an initial Specified Amount of $100,000. In policy year 6, you increase the initial Specified Amount by $100,000. The current Specified Amount after this increase is $200,000. In policy year 10 (and 4 policy years after the effective date of the increase), you request a $125,000 decrease in the current Specified Amount. The maximum decrease permitted under these assumptions is limited to $75,000, and the Specified Amount after this decrease is $125,000, computed as follows:
Maximum reduction in initial Specified Amount in policy year 10:	$100,000 X .50 =	$50,000
Maximum reduction in increase in Specified Amount during the fourth policy year of increase:	$100,000 X .25 =	+25,000
Maximum permitted reduction in current Specified Amount:		$75,000
Current Specified Amount before reduction:		$200,000
Minus maximum permitted reduction in current Specified Amount:		–75,000
Specified Amount after reduction		$125,000
A decrease in Specified Amount will affect your costs as follows:
•
Your monthly deduction will decrease because the cost of insurance charge depends upon the Specified Amount.
•
The monthly deduction for the WMD will decrease.
•
If there is a decrease in the policy Specified Amount that results in the ASR Specified Amount to be greater than the new policy Specified Amount, the ASR Specified Amount will be automatically decreased to equal the policy Specified Amount.
•
If there is a requested decrease in the policy Specified Amount, the AIBR would terminate.
•
The Minimum Initial Premium and the NLG premiums will decrease.
•
The administrative charge will not change.
•
The Surrender Charge will not change.
We will deduct decreases in the Specified Amount from the current Specified Amount in this order:
•
First from the initial Specified Amount when the policy was issued, and
•
Then from the increases successively following the initial Specified Amount.
This procedure may affect the cost of insurance if we have applied different Risk Classifications to the current Specified Amount. We will eliminate the Risk Classification applicable to the most recent increase in the Specified Amount first, then the Risk Classification applicable to the next most recent increase, and so on.
If you have the AdvanceSource Rider on your policy and request a decrease in the policy Specified Amount, including decreases due to partial surrenders, you may impact the AdvanceSource Rider Specified Amount and the remaining amount to be accelerated. After a decrease in the policy Specified Amount, if the remaining amount to be accelerated divided by the new policy Specified Amount is greater than the maximum rider Specified Amount percent shown in the “Policy Data” section of the policy, then the rider Specified Amount and the remaining amount to be accelerated will be decreased. Any resulting decrease could cause a change in the maximum monthly benefit.
Misstatement of Age or Sex
If the Insured’s age or sex has been misstated, the Proceeds payable upon death will be:
•
the Policy Value on the date of death; plus

48 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

•
the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus
•
the amount of any outstanding Indebtedness on the date of death.
Suicide
Suicide by the Insured within two years from the Policy Date is not covered by the policy. If suicide occurs, the only amount payable to the Beneficiary will be the premiums paid, minus any Indebtedness and partial surrenders.
If the Insured commits suicide within two years from the effective date of an increase in Specified Amount, the amount payable for the additional Specified Amount will be limited to the monthly deductions for the Additional Specified Amount.
Beneficiary
Initially, the Beneficiary will be the person you designate in your application for the policy. You may change the Beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a Beneficiary, or if the designated Beneficiary dies before the Insured, the Beneficiary will be you, if living. If you are not living, the Beneficiary will be your estate.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 49

Other Benefits Available Under the Contract
In addition to the standard death benefit(s) associated with your contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Accelerated Benefit Rider for Terminal Illness (ABRTI)	The ABRTI allows the Owner to withdraw part of the death benefit if the Insured becomes terminally ill.	Optional
•Death benefit can only be accelerated
if the Insured is diagnosed as
terminally ill as defined in the rider.
• The accelerated benefit creates a lien
against the policy’s death benefit and
interest will be added to the lien as it
accrues.
• At the Insured’s death, the policy’s
Beneficiary would receive only the
death benefit remaining after the lien
has been deducted.

Accidental Death Benefit (ADB)	The Accidental Death Benefit rider provides for an additional death benefit if the Insured’s death is caused by accidental injury prior to the Attained Insurance Age70Policy Anniversary.	Optional
•ADB is available for Insureds Issue
Ages 5-65.
• ADB will only pay the additional
accidental death benefit if the
Insured's death is caused by
accidental injury prior to the Insured's
Attained Insurance Age70Policy
Anniversary.
• Death must occur within 90 days of
the accidental injury to be considered
for the accidental death benefit.

Automatic Increase Benefit Rider (AIBR)
The Automatic Increase Benefit Rider
(AIBR) provides for an increase in the
Specified Amount on each Policy
Anniversary without evidence of
insurability. The amount of the increase
will be based on a percentage of the
Specified Amount in effect at the time of
the increase. The percent is chosen by
the policy Owner at the time of
application.
Optional
•AIBR is only available at issue.
• AIBR is available to Insureds Issue
Ages 0–60.
• AIBR cannot be added to policies with
an Insured that has a substandard
Risk Classification.
• The automatic increase percent
cannot be changed once the policy
has been issued.
• The lifetime maximum amount of all
automatic increases combined is
$750,000.
• The AIBR will terminate at the earlier
of:
• The Insurance Attained Insurance Age
65Policy Anniversary, or
• The date the lifetime maximum of
$750,000 is reached, or
• The date the policy owner rejects an
automatic increase, or
• The date the policy owner requests a
decrease in the Specified Amount,
(Partial Surrenders and death benefit
option changes that result in a
decrease in Specified Amount do not
cause the rider to terminate), or
• When the policy owner requests to
have the rider removed, or
• The date the policy terminates for any
reason.

50 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Children’s Insurance Rider (CIR)	The Children’s Insurance Rider (CIR) provides level term coverage on each eligible child.	Optional
•CIR is available for Insureds Issue
Ages 16-60.
• CIR provides insurance on the
Insured's children ages 15 days to
19 years at issue and any children
born after issue and prior to the
Insured's Attained Insurance Age65
Policy Anniversary.
• Coverage on a child will expire on the
earlier of the child's 22nd birthday or
the Insured's Attained Insurance Age
65Policy Anniversary.

Overloan Protection Benefit (OPB)	Protects the policy from Lapsing as a result of the loan balance exceeding the Policy Value when certain conditions are met.	Optional
•OPB can only be exercised if the
death benefit option 1 is in effect.
• The policy must be in force for at
least 15 years before the OPB can be
exercised.
• The policy may not be in the grace
period to exercise the OPB.

Waiver of Monthly Deduction (WMD)	Under WMD, we will waive the monthly deduction if the Insured becomes totally disabled for a period of 180 consecutive days when certain requirements are met.	Optional
•WMD is available for Insureds Issue
Ages 20-55.
• Insured must be totally disabled for
180 days or longer prior to the
Insured's Attained Insurance Age65
Policy Anniversary to claim benefits.
• Monthly deductions will be waived for
a limited period of time if total
disability begins on or after the
Insured's Attained Insurance Age60
Policy Anniversary but before the
Insured's Attained Insurance Age65
Policy Anniversary.
• During a period of total disability, the
Specified Amount of the policy cannot
be increased, the death benefit
option cannot be changed and
increases in benefits under the policy
or any riders attached to it will not be
allowed.
• If the rider and policy are inforce and
the rider is not on claim on the
Insured's Attained Insurance Age65
Policy Anniversary, the rider will
automatically terminate.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 51

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Waiver of Premium (WP)
The Waiver of Premium (WP) rider
provides that if the Insured becomes
totally disabled and total disability
continues for a period of 180
consecutive days, RiverSource Life will
add to the Policy Value the specified
premium as shown on the Policy Data
page, or waive the monthly deduction for
the policy, whichever is higher.
Optional
•WP is available for Insureds Issue
Ages 20-55.
• Insured must be totally disabled for
180 days or longer prior to the
Insured's Attained Insurance Age65
Policy Anniversary to claim benefits.
• Benefits will be applied for a limited
period of time if total disability begins
on or after the Insured's Attained
Insurance Age60Policy Anniversary
but before the Insured's Attained
Insurance Age65Policy Anniversary.
• During a period of total disability, the
Specified Amount of the policy cannot
be increased, the death benefit
option cannot be changed and
increases in benefits under the policy
or any riders attached to it will not be
allowed.
• If the rider and policy are inforce and
the rider is not on claim on the
Insured's Attained Insurance Age65
Policy Anniversary, the rider will
automatically terminate.

Accounting Value Increase Rider (AVIR)	If the policy is fully surrendered while the rider is in force and prior to the expiration date of the rider, we will waive a portion of the Surrender Charge.	Optional
•AVIR is only available at issue.
• This rider is only available in limited
situations, determined at time of
underwriting.
• Surrender Charges will not be waived
if the policy is being surrendered in
exchange for a new insurance policy
or contract.

52 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
AdvanceSource Accelerated Benefit Rider for Chronic Illness (ASR-CI)	ASR-CI provides a rider payment to the Insured, as an acceleration of the policy’s death benefit, if the Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.	Optional
•ASR is only available at issue.
• ASR is available for Insureds Issue
Ages 0-79.
• The ASR Specified Amount must be
between 20% and 100% of the policy
Specified Amount.
• The minimum ASR Specified Amount
is $50,000.
• The minimum Specified Amount of the
policy with an ASR is $100,000.
• ASR can be issued to Insureds rated
substandard up to and including Table
D.
• ASR is only available on policies that
are death benefit option 1.
• Benefits under the rider will only be
paid if the Insured is classified as
Chronically Ill, as defined in the rider,
for at least 90 days.
• Benefits will not be provided under
this rider during the first six months
for qualified long-term care services
received by the Insured due to a
pre-existing condition.
• The rider does not cover services
provided by a facility or an agency
that does not meet the rider definition
of such facility or agency.
• Certain policy transactions are not
allowed while the Insured is on ASR
claim. This includes transfers from
the Fixed Account to the Subaccounts
or indexed accounts,partial
surrenders, and additional loans.
• The ASR does not include inflation
projection coverage.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 53

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Automated Transfers
Automated transfer arrangements allow
you to set up periodic transfers at a set
interval (i.e. monthly, quarterly, etc.)
from one investment option to one or
more investment option(s) under the
policy.
Standard
•Only one automated transfer
arrangement can be in effect at any
time.
• Only one account can be used as the
source of funds in the automatic
transfer arrangement.
• The Indexed Accounts may not be
used as the source of funds for any
automated transfer arrangement.
• If the Fixed Account is the source of
funds, you cannot set up an
automated transfer amount that
would deplete the Fixed Account in
less than 12 months.
• If the value of the source of funds
account is less than the requested
automated transfer amount, that
occurrence of the automated transfer
will not process.
• The minimum automatic transfer
amount is $50.
• You must allow seven days for us to
change any automated transfer
arrangement instructions that are
currently in place.
• If you made a transfer from the Fixed
Account to one or more Subaccounts,
you may not make a transfer from
those Subaccounts back to the Fixed
Account until the next Policy
Anniversary.

54 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Automated Dollar-Cost Averaging (DCA)
A DCA arrangement is an automated
transfer arrangement designed to help
you benefit from fluctuations in
Accumulation Unit values caused by
fluctuations in the market values of the
underlying Funds. Under a DCA
arrangement, since you invest the same
amount each period, you automatically
acquire more units when market values
fall, fewer units when it rises. The
potential effect is to lower your average
cost per unit. There is no charge for
DCA.
Standard
•Only one automated transfer
arrangement can be in effect at any
time.
• Only one account can be used as the
source of funds in the automatic
transfer arrangement.
• If the Fixed Account is the source of
funds, you cannot set up an
automated transfer amount that
would deplete the Fixed Account in
less than 12 months.
• If the value of the source of funds
account is less than the requested
automated transfer amount, that
occurrence of the automated transfer
will not process.
• The minimum automatic transfer
amount is $50.
• You must allow seven days for us to
change any automated transfer
arrangement instructions that are
currently in place.
• If you made a transfer from the Fixed
Account to one or more Subaccounts,
you may not make a transfer from
those Subaccounts back to the Fixed
Account until the next Policy
Anniversary.

Special Dollar-Cost Averaging (SDCA)
An SDCA arrangement is an automated
transfer arrangement designed to help
you benefit from fluctuations in
Accumulation Unit values caused by
fluctuations in the market values of the
underlying Funds. Under an SDCA
arrangement, net Premiums and/or
Policy Value is allocated to the SDCA
portion of the Fixed Account. These
amounts are then subsequently
transferred, on a monthly basis and over
a 12-month period, to accounts
according to the premium allocation
currently in effect at the time of each
transfer. The potential effect of this
option is that it may allow you to lower
your average cost per unit. There is no
charge for SDCA.
Standard
•The Fixed Account is the source of
funds.
• The minimum SDCA transfer amount
is $50.
• If an SDCA transfer amount is
allocated to one or more
Subaccounts, you may not make a
transfer from those Subaccounts
back to the Fixed Account until the
next Policy Anniversary.

Asset Rebalancing
The asset rebalancing feature
automatically transfers Policy Value
between Subaccounts at set intervals
(i.e. monthly, quarterly, etc.) to
correspond to your chosen allocation
percentages among Subaccounts.
Standard
•The Policy Value reallocated must be
at least $2,000 at the time the asset
rebalancing is set up.
• Asset rebalancing does not apply to
Policy Value in the Fixed Account.
• Asset rebalancing must occur
quarterly, semiannually or annually.
• You must allow 30 days for us to
change any asset rebalancing
instructions that currently are in
place.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 55

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Paid Up Insurance Option	You may request that we use the Cash Surrender Value of the policy to purchase an amount of paid-up insurance prior to the youngest Insured’s Attained Insurance Age120.	Optional
•When the Paid-Up Insurance option is
elected, you will forfeit all rights to
make future premium payments and
all riders will terminate.
• The paid-up insurance policy’s death
benefit amount, minus its Cash
Surrender Value, cannot be greater
than your current policy’s death
benefit, minus its Policy Value(both as
of the date of the paid-up insurance
policy’s purchase).

Additional Information About Optional Benefits
When you purchase your policy, you may add any available optional benefits to your policy in the form of riders for an additional charge (unless otherwise noted).
Accelerated Benefit Rider for Terminal Illness (ABRTI). If the Insured is terminally ill and death is expected to occur within six months, the rider provides that you can withdraw a portion of the death benefit prior to death.
Example:
Jane Doe purchases a policy with a $500,000 Specified Amount and the Accelerated Benefit Rider for Terminal Illness (ABR-TI). Jane receives a terminal illness diagnosis as defined in the policy. She elects to receive an advance of the death benefit under the ABR-TI. At that time, there are no outstanding loans on the policy and the Specified Amount is $500,000. She elects to receive the maximum lump sum amount available to be accelerated which is 50% x $500,000 = $250,000. A one time administrative charge equal to $500 will be paid to us using an additional accelerated benefit and increasing the total accelerated benefit. The total accelerated benefit will create a lien against the policy that will be charged interest as described in the policy. The interest charged will be paid by additional accelerated benefits and will be added to the total accelerated benefit. The policy's Proceeds payable to the Beneficiary at the time of Jane's death will be the base policy death benefit less the total accelerated death benefit.
Accidental Death Benefit Rider (ADB). ADB provides an additional death benefit if the Insured’s death is caused by accidental injury.
Example:
Jane Doe purchases a base policy with a $500,000 Specified Amount and includes an Accidental Death Benefit (ADB) rider with an accidental death benefit equal to $100,000. Prior to Jane's Attained Insurance Age 70 Policy Anniversary, she dies within 180 days of an accidental injury and her death was a direct result of the accidental injury. The total Proceeds payable to the Beneficiary will be $600,000 which is equal to the base policy Proceeds of $500,000 plus the accidental death benefit of $100,000.
Automatic Increase Benefit Rider (AIBR). AIBR provides an increase in the Specified Amount at a designated percentage on each Policy Anniversary until the earliest of the Insured’s Attained Insurance Age 65 or the occurrence of certain other events, as described in the rider.
Example:
Jane Doe purchases a base policy with a $500,000 Specified Amount and the Automatic Increase Benefit Rider (AIBR) of 5%. On the first policy anniversary, the Specified Amount will increase to $525,000 which is the original Specified Amount of $500,000 times 1.05. A similar increase will automatically occur on each Policy Anniversary and no evidence of insurability will be required. The maximum amount of each annual increase is $25,000 and the lifetime maximum of all annual increases combined is $750,000. Automatic increases will occur until the earlier of Jane's Attained Insurance Age 65 Policy Anniversary or the lifetime maximum increase is reached.
Children’s Insurance Rider (CIR): CIR provides level term coverage on each eligible child.
Example:
John Doe purchases a base policy and the Children's Insurance Rider with a rider benefit amount equal to $8,000. Jane Doe is the Insured of the base policy and John is the owner. All of Jane's children, as defined in the policy, are insured under this rider. If a child of Jane's dies prior to the child's 22nd birthday and Jane's Attained Insurance Age 65 Policy Anniversary, the $8,000 rider benefit will be paid to John.

56 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Overloan Protection Benefit (OPB). The overloan protection benefit prevents the policy from Lapsing due to the loan balance exceeding Policy Value. The OPB is included with new policies. The feature may be exercised by the policy Owner when all of the following conditions are met:
•
The policy has been in force for at least 15 years; and
•
The Insured’s Attained Insurance Age is at least 75 but not greater than 95; and
•
Policy Indebtedness must be greater than the Specified Amount and greater than or equal to the Indebtedness percentage shown under Policy Data; and
•
The Cash Surrender Value is sufficient to pay the exercise charge; and
•
The death benefit option in effect is option 1; and
•
The policy has not yet entered the grace period; and
•
The policy is not a modified endowment contract, as defined by Section 7702A of the Internal Revenue Code, and exercising the benefit does not cause the policy to become a modified endowment contract; and
•
No current or future distributions will be required from the policy to maintain its qualification for treatment as a life insurance policy under the Internal Revenue Code; and
•
The sum of Partial Surrenders taken to date are greater than or equal to the amount that can be withdrawn from the policy without creating adverse tax consequences.
If all of the above conditions have been met, the policy owner may submit a written request to exercise the benefit to prevent the policy from entering the grace period. The benefit will become effective on the next monthly anniversary following receipt of request. Exercising the benefit is irrevocable.
A onetime charge to exercise the benefit will be deducted from Policy Value. The charge is a percentage of the Policy Value that will not exceed the maximum exercise charge of 3%.
Once the OPB has been exercised, the following changes to the base policy will occur:
1.
The policy becomes a paid-up life insurance policy and no additional premium payments will be required, nor will any premium payments be accepted; however, loan repayments will be accepted.
2.
Monthly deductions will no longer be taken.
3.
Partial Surrenders will no longer be available.
4.
Additional loans will no longer be available.
5.
Any outstanding loan will remain and interest will be charged at the current loan interest rate as shown under Policy Data.
6.
The NLG will no longer be in effect and cannot be reinstated.
7.
The death benefit option cannot be changed.
8.
Changes to the Specified Amount will no longer be allowed.
9.
Any riders attached to the policy will terminate.
Once the benefit has been exercised, the death benefit will be the applicable percentage from the Death Benefit Percentage Table as shown under Policy Data, multiplied by Policy Value or Indebtedness, whichever is greater. At the time of the exercise, this means the Death Benefit will decrease by as much as the one-time OPB exercise charge, which is currently 3%, multiplied by applicable percentage from the Death Benefit Percentage Table as shown under Policy Data. This may result in a significant reduction in the Proceeds payable upon death of the last surviving Insured. The OPB will terminate upon termination of the policy. If the policy terminates and is later reinstated, the OPB will also be reinstated with the policy. When the OPB is available to exercise, a notification will be sent to the policy owner. Once the benefit is exercised, a notification listing the changes to the policy will be sent to the policy owner.
Example:
Jane Doe purchases a base policy with a $1,500,000 Specified Amount, death benefit option 1, and the Overloan Protection Benefit (OPB). At the beginning of the 16th policy year:
•
Jane is Attained Insurance Age 80.
•
Premiums paid to date equal $700,000.
•
Partial Surrenders and Partial Surrender Charges amounting to $700,000 have been taken.
•
The current Specified Amount is $800,000 (the initial Specified Amount minus the Partial Surrenders and Partial Surrender Charges to date).
•
The Policy Value is $850,000.
•
There is outstanding Indebtedness equal to $820,000.
•
The death benefit is 892,500 which is the greater of the Specified Amount and the Policy Value times 1.05 which is the applicable percentage for the Death Benefit Percentage Table.
•
The Proceeds payable upon death of the Insured at this point in time would be $72,500 which is the death benefit

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 57

of $892,500 minus the outstanding Indebtedness of $820,000.
At this point, Jane decides to exercise his OPB to prevent the policy from lapsing. The exercise of the OPB will result in the following:
•
No more premium payments are required, nor will premium payments be accepted.
•
The policy will be assessed a one-time OPB exercise charge of $25,500 resulting in an updated Policy Value of $824,500.
•
Outstanding Indebtedness remains at $820,000.
•
Loan repayments will still be accepted.
•
The new death benefit immediately after the exercise will be $865,725 which is the greater of the updated Policy Value or outstanding Indebtedness times 1.05.
•
The Proceeds payable upon death of the Insured would now be $45,725 which is the new death benefit of $865,725 minus the outstanding Indebtedness of $820,000.
Waiver of Monthly Deduction Rider (WMD). Under WMD, we will waive the monthly deduction for a period of time if the Insured becomes totally disabled.
In addition:
•
If total disability begins on or after Attained Insurance Age 60 Policy Anniversary but before Attained Insurance Age 65 Policy Anniversary, the monthly deduction will be waived for a limited period of time; and
•
WMD also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months.
Example:
Jane Doe purchases a base policy and the Waiver of Monthly Deduction rider. At Attained Insurance Age 55, Jane becomes totally disabled (as defined in the policy) and meets the requirements of the rider to qualify for waiver of the monthly deductions under the rider. We will waive the monthly deduction of the policy, this rider and all other riders attached to the policy. For any month that the monthly deduction is being waived, any Minimum Initial Premium and No-Lapse Guarantee Premium for that monthly will be zero. Since the disability began prior to Jane's Attained Insurance Age 60 Policy Anniversary, we will waive monthly deductions until either Jane is no longer considered totally disabled or John's Attained Insurance Age 120 Policy Anniversary.
Waiver of Premium Rider (WP). Under WP, if total disability begins before Attained Insurance Age 60, prior to Attained Insurance Age 65 we will add the specified premium shown under Policy Data in the policy to the Policy Value or waive the monthly deduction if higher. On or after Attained Insurance Age 65, we will waive the monthly deduction.
In addition, WP also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months.
Example:
Jane Doe purchases a base policy and the Waiver of Premium rider with a $150 per month specified premium. At age 55, Jane becomes totally disabled (as defined in the policy) and meets the requirements of the rider to qualify for benefits under the rider. As long as Jane remains totally disabled, prior to Jane's Attained Insurance Age 65 Policy Anniversary, we will add the greater of the WP specified premium or the monthly deduction to the policy value each month. After Jane's Attained Insurance 65 Policy Anniversary, we will add the monthly deduction to the policy value each month. Since the disability began prior to Jane's Attained Insurance Age 60 Policy Anniversary, we will continue to pay the rider benefit until either Jane is no longer considered totally disabled or Jane's Attained Insurance Age 120 Policy Anniversary.
Accounting Value Increase Rider (AVIR): If the policy is fully surrendered while the rider is in force and prior to the expiration of the rider at the end of the eighth policy year, we will waive a portion of the Surrender Charge. The percentage waived is set at issue and applies to all AVIRs. The percentage waived is shown in the table below.
Please note the following about AVIR:
•
The amount waived is a percentage of the Surrender Charge that would apply to the initial Specified Amount.
•
The waiver does not apply to any Surrender Charge due to increases in Specified Amount, or to Partial Surrenders.
•
Surrender Charges will not be waived if the policy is being surrendered in exchange for a new insurance policy or contract.

58 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

During the surrender charge period of the policy, the percentage waived at Full Surrender is shown below:
Policy Years(s)	% of Surrender Charge Waived
1 - 4	100%
5	80%
6	65%
7	50%
8	35%
9+	0%
Example:
Jane Doe purchases a base policy with a $500,000 Specified Amount and the Accounting Value Increase Rider (AVIR). Jane decides to do a Full Surrender in the sixth policy year when the Policy Value is $60,000 and the Surrender Charge is $8,500. Due to the AVIR, instead of paying the Surrender Charge of $8,500, we will waive 65%, or $5,525, resulting in an actual Surrender Charge of $2,975. Therefore, the final Proceeds payable upon Surrender would be $57,025 which is the $60,000 Policy Value minus the actual Surrender Charge of $2,975.
Paid Up Insurance Option: You may request that we use the Cash Surrender Value of the policy to purchase an amount of paid-up insurance prior to the Insured’s Attained Insurance Age 120. You may make your request in writing during the 30 days before any Policy Anniversary. The paid-up insurance policy will take effect as of the Policy Anniversary and will mature on the original policy’s Insured’s Attained Insurance Age 120. You will forfeit all rights to make future premium payments and all riders will terminate.
The amount and Cash Surrender Value of the paid-up insurance policy will be based on the cost of insurance rates guaranteed in the policy and on the Fixed Account guaranteed interest rate. The paid-up insurance policy’s death benefit amount, minus its Cash Surrender Value, cannot be greater than your current policy’s death benefit, minus its Policy Value(both as of the date of the paid-up insurance policy’s purchase). The amount of paid-up insurance will remain level and will not be less than required by law.
Any Cash Surrender Value that is not used to purchase the paid-up insurance amount will be paid to you. At any time before the Insured’s death, you may surrender the paid-up insurance for its Cash Surrender Value.
AdvanceSource Accelerated Benefit Rider
Key terms used in the AdvanceSource Accelerated Benefit Rider section are describe below.
AdvanceSource Accelerated Benefit Rider for Chronic Illness (ASR-CI). ASR-CI provides a rider payment to the Accelerated Benefit Insured, as an acceleration of the policy’s death benefit, if the Accelerated Benefit Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.
Please note the following about the ASR-CI:
•
This rider is only available for policies purchased under the Option 1 death benefit.
•
At the request of you or the Accelerated Benefit Insured the accelerated benefit under this rider will be paid each month, limited by the maximum monthly benefit to the Accelerated Benefit Insured or to any individual authorized to act on behalf of the Accelerated Benefit Insured.
•
These payments are subject to certain limitations and satisfaction of eligibility requirements which include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the policy, in a form satisfactory to us.
•
We will begin Monthly Benefit Payments under this rider when the Eligibility for the Payment of Benefits Conditions are met and a claim for benefits has been approved by us. The ASR-CI does not include inflation protection coverage and therefore the benefit level will not increase over time. Because the costs of long-term care services will likely increase over time, you should consider whether and how the benefits of the ASR-CI may be adjusted.
•
Monthly Benefit Payments paid will also change other values of the life insurance policy as provided in the rider such as Policy Value less Indebtedness,Surrender Charges and monthly No-Lapse Guarantee premiums.
Example:

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 59

Jane Doe purchases a base policy with a $500,000 Specified Amount and the AdvanceSource Rider with a rider Specified Amount of $150,000 and a 3% Monthly Benefit Percent. Jane qualifies and starts to receive Qualified Long-Term Care Services. Once the elimination period is complete, we will pay the monthly benefit equal to the lesser of:
•
Rider Specified Amount x Monthly Benefit Percent ($150,000 x 3% = $4,500);
•
Remaining Amount to be Accelerated; or
•
Maximum Monthly Benefit Limit.
When benefit payments begin, all policy value in Subaccounts will be transferred to the Fixed Account, future premium payments will be allocated to the Fixed Account and no transfers to the Subaccounts can be made during a period of coverage.
Immediately after a monthly benefit payment under the rider, the base policy Specified Amount will be reduced by the amount of the rider benefit amount. Other values of the policy will also be adjusted after each payment as described in the rider form.
The Rider's remaining amount to be accelerated will decrease after each monthly payment is made.
Under the ASR-CI the monthly benefit payment will be made to the insured.
Key terms for the AdvanceSource Accelerated Benefit Rider:
The following key terms are associated with the AdvanceSource Accelerated Benefit Riders:
Accelerated Benefit Insured: This person is the Insured of the policy to which an AdvanceSource rider is attached.
Adult Day Care: A program that provides a protective environment and preventive, remedial and restorative services for part of the 24-hour day.
Adult Day Care Center: A place that is licensed to provide Adult Day Care by the state. If not licensed, it must meet certain criteria listed in an AdvanceSource rider.
AdvanceSource Rider Specified Amount: The maximum death benefit amount that may be accelerated under an AdvanceSource rider. This amount is chosen in your application for the rider and is shown in the “policy data” section of the policy.
Assisted Living Facility: A facility that provides ongoing care and related services to inpatients in one location. In some states, if the facility is not licensed or accredited to provide such care, it must meet certain criteria listed in an AdvanceSource rider.
Chronically Ill Individual: An individual who has been certified by a Licensed Health Care Practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring Substantial Supervision to protect such individual from threats to health and safety due to Cognitive Impairment.
Cognitive Impairment: A deficiency in a person’s short-term memory; orientation as to person, place, and time; deductive or abstract reasoning; or judgment as it relates to safety awareness.
Eligibility for the Payment of Benefits Conditions: Eligibility requirements for claim payments include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the rider.
Elimination Period: The number of days of Qualified Long-term Care Services that are required while an AdvanceSource rider is in force before any benefit is available under this rider. The Elimination Period is shown in the “policy data” section of the policy. The dates of service need not be continuous; however, the Elimination Period must be satisfied within a period of 730 consecutive days. The Elimination Period must be satisfied only once while the rider is in force. Benefits will not be retroactively paid for the Elimination Period. The Elimination Period may vary by state. Please see your rider for further details.
Home Health Care: Personal assistance and care provided by a Home Health Care Provider in a private home or by an Adult Day Care Center.
Home Health Care Provider: An agency or person who provides Home Health Care.
Hospital: A place which, by law, provides care and treatment for sick or injured persons as resident bed patients.
Licensed Health Care Practitioner: A physician, a registered nurse, a licensed social worker, or any other individual who meets the requirements as may be prescribed by the U.S. Secretary of the Treasury.

60 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Long-term Care Facility: A facility, other than the acute care unit of a Hospital, that provides skilled nursing care, intermediate care, or custodial care, and is licensed by the appropriate state licensing agency or if not licensed maintains a registered nurse or licensed practical nurse on duty at all times to supervise a 24-hour nursing service, a doctor to supervise the operation of the facility, a planned program of policies and procedures that were developed with the advice of a professional group including at least one doctor or nurse, and a doctor available to furnish emergency medical care. Please note that some states have different requirements regarding what types of facilities may be considered long term care facilities. Please see your AdvanceSource rider for further details.
Monthly Benefit Payment: The amount paid for a calendar month of Qualified Long-term Care Services.
Monthly Benefit Percent: The percentage of the specified amount used to determine the maximum Monthly Benefit Payment under the AdvanceSource Rider. The percentage (1%, 2% or 3%) is elected at issue and shown in the “policy data” section of the policy.
Notice of Claim: The written notice required to be submitted in order to start a claim.
Proof of Loss: A signed form with a written statement and additional documentation needed by us in order to pay benefits under an AdvanceSource rider to the Accelerated Benefit Insured.
Qualified Long-term Care Services: Necessary diagnostic, preventive, therapeutic, curing, treating, mitigating and rehabilitative services, and maintenance or personal care services, which are:
1. required for treatment of a Chronically Ill Individual; and
2. provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner; and
3. provided in a Long-term Care Facility, an Assisted Living Facility, an Adult Day Care Center, or by a Home Health Care Provider.
Substantial Supervision: Continual supervision (which may include cuing by verbal prompting, gestures, or other demonstrations) by another person that is necessary to protect the severely cognitively impaired individual from threats to his or her health or safety (such as may result from wandering).
Additional Information About Standard Benefits (Other than Standard Death Benefits)
In addition to the standard death benefits, other standard benefits are included with your policy at no additional cost, as described further below.
Automated Transfers: You can arrange to have Policy Value transferred from one account to another automatically. Only one automated transfer arrangement can be in effect at any time. You can transfer all or part of the value of a Subaccount to one or more of the other Subaccounts, one or more of the Indexed Accounts and/or to the Fixed Account. You can transfer all or part of the Fixed Account Value, minus Indebtedness, to one or more of the Subaccounts and/or one or more of the Indexed Accounts. Only one account can be used as the source of funds for any automated transfer arrangement. The Indexed Accounts may not be used as the source of funds for any automated transfer arrangement. If the Fixed Account is the source of funds for the arrangement, you cannot set up an automated transfer amount that would deplete the Fixed Account in less than 12 months. There is no such restriction on automated transfer arrangements that transfer value from the Fixed Account to one or more of the Indexed Accounts only.
The minimum automated transfer amount is $50. On the date of a transfer, if the Policy Value in the source of funds account is less than the amount to be transferred under the arrangement, the transfer will not be processed.
If your policy has entered a transfer restriction period that will last for 12 months, during this period transfers from the Fixed Account or the Subaccounts to any Indexed Account will not be allowed. Any automated transfer arrangement that moves money to an Indexed Account will be terminated. Premiums and loan repayments allocated to an Indexed Account during this period will be redirected to the Fixed Account.
If you made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
You may make automated transfers by choosing a schedule we provide. You must allow seven days for us to change any automated transfer arrangement instructions that are currently in place.
Example:
The example below illustrates how an automated transfer arrangement works.
Jane Doe purchases a base policy. She makes a one-time premium payment at issue of $120,000 and allocates it all to the Fixed Account. She sets up an automated transfer arrangement to transfer $10,000 a month from the Fixed Account equally into two subaccounts over a 12-month period. The following shows the transaction that will automatically take place each of the next 12 months.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 61

Policy Value Transferring Into or Out of Each Account
Frequency	Fixed Account	Subaccount #1	Subaccount #2
Monthly	-10,000	+5,000	+5,000
Dollar-Cost Averaging: Dollar-cost averaging involves investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative Subaccount to a more aggressive one, or to several others. This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.
Example:
By investing an equal number of dollars each month…		Month	Amount Invested	Accumulation Unit Value	Number of Units Purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any Subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels.
Special Dollar-Cost Averaging (SDCA): Under an SDCA arrangement, you may allocate SDCA allocations to the SDCA portion of the Fixed Account. SDCA allocations will be transferred out over a period of time, currently 12 months. SDCA transfers will automatically occur monthly on each Monthly Date anytime there is value in the SDCA portion of the Fixed Account. SDCA transfers will be allocated to Subaccounts, Indexed Accounts or the non-SDCA portion of the Fixed Account according to the premium allocation in effect at the time of each transfer.
You may cancel an SDCA arrangement at any time by transferring the remaining value allocated to the SDCA arrangement to any other account. Any Fixed Account transfer rules will apply to such transfers. We reserve the right to discontinue the ability to allocate additional amounts to the SDCA arrangement. If this occurs, SDCA transfers will continue as described for any previous SDCA allocations that are already part of an SDCA arrangement. We also reserve the right to make another account available as the account to which SDCA allocations are allocated to and/or offer additional transfer periods (e.g. 6-months or 9-months).
An SDCA arrangement does not guarantee that any Subaccount or other Policy Value will gain in value, nor will it protect against a decline in Policy Value if market prices fall. Because this strategy involves continuous investing, your success with SDCA will depend upon your willingness to continue to invest regularly through periods of low-price levels. For further information regarding SDCA, see “Special Dollar-Cost Averaging”.
Asset Rebalancing: Subject to availability, you can set up an asset rebalancing arrangement to reallocate the variable Subaccount portion of your Policy Value according to the percentages (in whole percentage amounts) that you choose. The Policy Value must be at least $2,000 at the time the arrangement is set up. Asset rebalancing does not apply to the Fixed Account or Indexed Accounts. We automatically will rebalance the variable Subaccount portion of your Policy Value quarterly, semiannually or annually. The period you select will start to run on the date you specify. On the first Valuation Date of each of these periods, we automatically will rebalance your Policy Value so that the value in each Subaccount matches your current Subaccount percentage allocations. We rebalance by transferring Policy Value between Subaccounts. You can change your percentage allocations or your rebalancing period at any time. We will restart the rebalancing period you selected as of the date you specify. You may discontinue the asset rebalancing arrangement at any time. There is no charge for asset rebalancing.

62 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Example:
John Doe purchases a base policy and requests quarterly automatic asset rebalancing. The following shows what transactions will take place on a quarterly asset rebalancing date to reallocate the $200,000 value in the Subaccounts according to the chosen Subaccount percentage allocations.

Accounts	Asset Rebalance Subaccount Percentage Allocations	Policy Value before Asset Rebalancing	Asset Rebalancing Transactions between Subaccounts	Policy Value after Asset Rebalancing
Fixed Account		$50,000		$50,000
Indexed Account #1		$50,000		$50,000
Subaccount #1	50%	$120,000	-$20,000	$100,000
Subaccount #2	25%	$45,000	+$5,000	$50,000
Subaccount #3	25%	$35,000	+15,000	$50,000
Total Policy Value		$300,000		$30,000
Minimum Initial Premium Guarantee, No Lapse Guarantee. For additional information about these standard benefits, please see the corresponding headings under “Keeping the Policy in Force.”
Policy Value Credit. We may periodically apply a policy value credit to your Policy Value. The requirements that must be met to receive any policy value credit are shown under the policy data section of the policy. The amount of the policy value credit is determined by multiplying the policy value credit percentage times the Policy Value minus any Indebtedness at the time the calculation is made. We reserve the right to calculate and apply any policy value credit annually, quarterly or monthly.
Any policy value credit will be allocated according to your premium allocation percentages in effect. Any policy value credit is nonforfeitable, except indirectly due to any applicable Surrender Charge.
We reserve the right to change the policy value credit percentage based on our expectations of future investment earnings, persistency, expenses, and/or federal and state tax assumptions. However, it will never be less than zero.
Example:
Jane Doe purchases a base policy with a $500,000 Specified Amount. The current policy value credit is an annual rate of 0.30% applied quarterly in policy years 11 and later. On the 14th Policy Anniversary the Policy Value is $60,000 and outstanding Indebtedness is $10,000. A Policy Value Credit of ($60,000 - $10,000) x 0.30% / 4 = $37.50 is applied to the policy and allocated to the Fixed Account,Indexed Account(s) and Subaccounts according to the premium allocations in effect.
Exchange for a Fixed Benefit Policy. For two years after the policy is issued, we may allow you to exchange your policy for a life insurance policy with benefits that do not vary with the investment experience of the Subaccounts(“Fixed Benefit Policy”). This is accomplished by a transfer of all of the value in the Subaccounts to the Fixed Account and/or Indexed Account(s) without charge. The rules for transferring from the Subaccounts to the Fixed Account following a Fixed Account to Subaccount transfer will be waived only once.
Depending on the timing and the individual circumstances surrounding the exchange, the Fixed Benefit Policy will be on the life of the same Insured and at the time of the exchange will have the same Policy Date and issue age and a death benefit at least as great as the initial death benefit of your policy (assuming no decrease in Specified Amount prior to the exchange). The exchange may be subject to an equitable cash adjustment, which will recognize the investment performance of the policy through the effective date of the exchange and may have tax consequences. An exchange will be effective when we receive a written request in Good Order.
Example:
John Doe lives in California and is the Owner and Insured of a variable universal life insurance policy. Twelve months after the policy is issued, John decides he would rather own a policy that is not subject to the investment experience of the Funds in which the Variable Account divisions that support his policy invest, and would rather own a policy that earns a fixed rate of interest. Subject to the company’s requirements, John has up to twelve more months to exchange his variable policy for a fixed policy without the company requiring evidence of insurability.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 63

Changes to the Policies
We reserve the right to do any of the following:
•
make any changes necessary to maintain the status of the policy as life insurance under the Code;
•
make other changes required under federal or state law relating to life insurance;
•
suspend or discontinue sale of the policies; and
•
comply with applicable law.
We will give you any required notice and receive any regulatory approval before we make any of these changes.
Policy Loans
You may borrow against your policy at any time by written or telephone request. (See “Two Ways to Request a Transfer, Loan or Surrender” for the address and telephone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request in Good Order at our Service Center (for exceptions — see “Deferral of Payments,” under “Payment of Policy Loans, Surrenders and Death Benefit Proceeds”). We will mail loan payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.
Minimum Loan Amounts
$500 or the remaining loan value, whichever is less.
Maximum Loan Amounts
•
90% of the Policy Value minus Surrender Charges.
•
For phone requests, if loan Proceeds are being sent to your address of record the maximum loan amount is $100,000.
The amount available at any time for a new loan is the maximum loan value less any existing Indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next Policy Anniversary and monthly deductions that we will take until the next Policy Anniversary.
Allocation of Loans to Accounts
Unless you specify otherwise, we will make the loan from the Fixed Account and the Subaccounts on a Pro Rata Basis. In determining these proportions, we first subtract the amount of any outstanding Indebtedness, and any value that is part of an SDCA arrangement, from the Fixed Account Value. We redeem Accumulation Units to make loan amounts from the Subaccounts.
When the Fixed Account (minus any Indebtedness and any value that is part of an SDCA arrangement) and the Subaccounts are exhausted, the remaining loan amount will be taken from the value of the Fixed Account that is part of an SDCA arrangement. When the value of the Fixed Account that is part of an SDCA arrangement has been exhausted, the remaining loan amount will be taken from the Indexed Accounts. (See "Order of Deductions from Policy Value" for further discussion.) The amount of any loan or loan interest taken from the Subaccounts and Indexed Accounts will be transferred from the Subaccounts and Indexed Accounts to the Fixed Account.
Repayments
We will allocate loan repayments to Subaccounts, Indexed Accounts and/or the Fixed Account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.
Overdue Interest
If you do not pay accrued interest when it is due, we will increase the amount of Indebtedness in the Fixed Account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the Fixed Account and the Subaccounts with value on a Pro Rata Basis. When the Fixed Account (minus any Indebtedness and any value that is part of an SDCA arrangement) and the Subaccounts are exhausted, the additional loan interest will be taken from the value of the Fixed Account that is part of an SDCA arrangement. When the value of the Fixed Account that is part of an SDCA arrangement has been exhausted, the remaining loan interest will be taken from the Indexed Accounts.
Effect of Policy Loans
A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the Fixed Account, Subaccounts and/or Indexed Accounts as collateral. The loan collateral does not participate in the investment performance of the Subaccounts, nor does it receive indexed interest. The loan collateral earns interest at the minimum

64 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

guaranteed rate of the Fixed Account (See “The Fixed Account”). Payment of this interest is subject to the creditworthiness and continued claims-paying ability of RiverSource Life Insurance Co. of New York. Loan interest is charged daily and payable at the end of the policy year at the guaranteed loan interest rates shown under Policy Data. Please note that the interest rate charged on a policy loan is effectively offset by the interest credited on the loan collateral as described above. Starting in year 11 of the policy, the interest rate charged on the loan will be equal to the interest rate credited on the loan collateral. We reserve the right to change the interest rate charged on the loan; however, it will never exceed the maximum stated in the Periodic Charges Other than Fund Operating Expenses section of this prospectus. A loan reduces the policy Surrender Value. If the loan causes the Cash Surrender Value to drop to zero, the policy will Lapse. The death benefit is reduced by loan Indebtedness. A loan may also cause the NLG or Minimum Initial Guarantee to terminate.
If you have the AdvanceSource Rider on your policy, upon Notice of Claim, additional policy loans are not permitted. This does not include policy loans taken to pay for interest due on an existing policy loan. If there is an outstanding policy loan at the time of an AdvanceSource Rider Monthly Benefit Payment, that benefit payment will be reduced to repay a portion of the policy loan.
Policy Surrenders
You may cancel the policy, otherwise known as a Full Surrender, while it is in force and receive its Cash Surrender Value or take a Partial Surrender out of your policy. The Cash Surrender Value is the Policy Value minus Indebtedness minus any applicable Surrender Charges.Surrender Charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly Lapse, which may have adverse tax consequences, see “Tax Risk”). If you surrender your policy, you receive its Cash Surrender Value and applicable Surrender Charges. (See “Loads, Fees and Charges.”)
A Partial Surrender will reduce the Policy Value and the death benefit and may terminate the NLG. Additionally, for Option 1 policies,Partial Surrender will reduce the Specified Amount.Partial Surrenders are available within certain limits for a fee. After the first policy year, you may take a Partial Surrender of any amount from $500 up to 90% of the policy’s Cash Surrender Value.Partial Surrenders by telephone are limited to $100,000, provided that surrender Proceeds are sent to your address of record. Unless you specify otherwise, we will make Partial Surrenders from the Fixed Account and Subaccounts on a Pro Rata Basis. When the Fixed Account, minus any Indebtedness and any value that is part of an SDCA arrangement, and the Subaccounts are exhausted, the Partial Surrender will be made from the Fixed Account that is part of an SDCA arrangement. When the value of the Fixed Account that is part of an SDCA arrangement has been exhausted, the Partial Surrender will be taken from the Indexed Accounts.
Surrender Charges apply to this policy for the first ten years and for ten years after an increase in the Specified Amount.Surrender Charges can significantly reduce Policy Values. Poor investment performance can also significantly reduce Policy Values. During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
Example:
Jane Doe purchases a base policy with a $500,000 Specified Amount and makes premium payments of $9,000 in the first policy year and an additional $10,000 in the third policy year. At the beginning of the second policy year, the Policy Value is $8,800 and the Surrender Charge is $9,043.59. If she decides to do a Full Surrender, the Proceeds would be $0 which is the $8,800 Policy Value minus the $9,043.59 Surrender Charge. At the beginning of the eighth policy year, the Policy Value is $19,500 and the Surrender Charge is $4,660.84. If she decides to do a Full Surrender, the Proceeds would be $14,839.16 which is the $19,500 Policy Value minus the $4,660.84 Surrender Charge.
If your policy Lapses or is fully surrendered with an outstanding policy loan, you may experience a significant tax cost.
•
You will be taxed on any earnings in the policy. Generally, a policy has earnings to the extent the cash value plus any outstanding loans exceeds the investment in the contract.
•
For non-MEC policies, it could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon Lapse or surrender of the policy.
•
For MEC policies, earnings are the remaining earnings (any earnings that have not been previously taxed) in the policy, which could be a significant amount depending on the policy.
You may take a full or a Partial Surrender by written request. We may, but are not required to, accept a full or Partial Surrender request from you by phone. (See “Two Ways to Request a Transfer, Loan or Surrender” for address and telephone numbers for your requests.) We will process your surrender request on the Valuation Date we receive it. If we receive your surrender request at our Service Center in Good Order before the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the Valuation Date we received your surrender request. If we receive your surrender request at our Service Center in Good Order at or after the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the next Valuation Date after we received your surrender request. Generally, we will process your payment within seven days (for exceptions — see “Deferral of

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 65

Payments” under “Payment of Policy Loans, Surrenders and Death Benefit Proceeds”). We will mail surrender payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request an electronic funds transfer to your bank. For instructions, please contact your sales representative.
Effect of partial surrenders
•
A partial surrender will reduce the Policy Value by the amount of the partial surrender and the partial Surrender Charge. (See “Fee Tables” and “Loads, Fees and Charges.”)
•
A partial surrender will reduce the death benefit by the amount of the partial surrender and charge, or, if the death benefit is based on the applicable percentage of Policy Value, by an amount equal to the applicable percentage times the amount of the partial surrender. Because they may impact the death benefit, partial surrenders may affect the cost of insurance.
•
A partial surrender may terminate the minimum initial premium guarantee and/or the NLG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the minimum initial premium guarantee and/or the NLG in effect.
•
A partial surrender may reduce the AdvanceSource - CI rider Specified Amount and the remaining amount to be accelerated.
•
If Option 1 is in effect, a partial surrender will reduce the Specified Amount by the amount of the partial surrender and charge. This may cause the policy to become a Modified Endowment Contract. We will deduct this decrease from the current Specified Amount in this order:
First from the initial Specified Amount when the policy was issued;
Then from the increases successively following the initial Specified Amount.
•
If Option 2 or Option 3 is in effect, a Partial Surrender does not affect the Specified Amount since the determination of the death benefit under these options is already impacted either directly (Option 3) or indirectly (Option 2) through the reduction in the Policy Value impacted by the Partial Surrender.
•
We will not allow a partial surrender if it would reduce the Specified Amount below the required minimum. (See “Decreases” under “Proceeds Payable Upon Death.”)
Two Ways to Request a Transfer, Loan or Surrender
You can request a transfer, loan or surrender by mail or by phone. You will be required to provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender. Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory income tax withholding on the taxable portion of the distribution.

1 By mail
To request a transfer, loan or surrender by mail, please call us at the number below or contact your sales representative to obtain the required request form. Mail the completed request form to:
RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center
Minneapolis, MN 55474

2 By phone
1-800-541-2251
•
We answer telephone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
•
We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.
•
We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.

66 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

DELIVERY OPTIONS FOR LOAN OR SURRENDER PROCEEDS

1 By regular or express mail
•
payable to you;
•
mailed to your address of record.
NOTE: We will charge you a fee if you request express mail delivery. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)

2 By wire or other form of electronic payment
•
request that payment be wired to your bank account;
•
pre-authorization required.
NOTE: We will charge you a fee if you request electronic fund transfer. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional Good Order requirements that must be met prior to processing requests to make any payments to a party other than the policy Owner or to an address other than the address of record. These requirements will be designed to ensure policy Owner instructions are genuine and to prevent fraud.
Payment of Policy Loans, Surrenders and Death Benefit Proceeds
We will pay policy Proceeds when:
•
you surrender the policy; or
•
you take a policy loan; or
•
the Insured dies.
We pay all death benefit Proceeds by check (unless the Beneficiary has chosen to have death benefit Proceeds directly deposited into another Ameriprise Financial, Inc. account). We will compute the amount of the death benefit and pay it in a lump sum unless you select one of the payment options below. We will pay interest at a rate not less than 1% per year on lump sum death benefit Proceeds from the date of the Insured’s death to the settlement date (the date on which we pay Proceeds in a lump sum or we first place them under a payment option).
Payment Options
During the Insured's lifetime, you may request in writing that we pay policy Proceeds under one or more of the three payment options below. The Beneficiary may also select a payment option, unless you say that he or she cannot. You decide how much of the Proceeds will be placed under each option (minimum: $5,000). We will transfer any such amount to our general investment account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three listed below. Unless we agree otherwise, payments under all options must be made to a natural person.
Option A — Interest Payments: We will pay interest on any Proceeds placed under this option at a rate 0.50% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw Proceeds in amounts of at least $100. At any time, you may withdraw all of the Proceeds that remain or you may place them under a different payment option approved by us.
Option B — Payments for a specified period: We will make fixed monthly payments for the number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.
Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.
Deferral of Payments
Normally, we will send a payment within seven days after receiving your request in Good Order. However, we reserve the right to postpone payments of Cash Surrender Value, policy loans or variable death benefit Proceeds in excess of the Specified Amount if:
•
the NYSE is closed, except for normal holiday and weekend closings;

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 67

•
trading on the NYSE is restricted according to SEC rules;
•
an emergency, as defined by SEC rules, makes it impractical to sell securities or to value the net assets of the accounts; or
•
the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
We may delay payment of any loans or surrenders from the Fixed Account or the Index Accounts for up to six months from the date we receive the request in Good Order. If we postpone the payment of the surrender Proceeds by more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 1% for the period of postponement.
Federal Taxes
The following is a general discussion of the policy’s federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of current federal income tax laws and of how the IRS currently interprets them. Both the laws and their interpretation may change.
You should make the decision as to who the Owner and the Beneficiary will be after consultation with your tax and legal advisors. These decisions may significantly affect the amount due for federal and state income tax, gift tax and estate or inheritance tax and also your ownership rights to the policy.
The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes. We also reserve the right to limit the number, amount, and/or frequency of scheduled and unscheduled premium payments necessary to continue coverage pursuant to Section 7702(f)(6) of the Code.
Income tax reporting and withholding: If any amounts are (or are deemed to be) taxable distributions to the policy Owner, such amounts will generally be subject to federal income tax and possibly a tax penalty, and may be subject to federal tax withholding pursuant to the Code. (See “Taxation of Policy Proceeds.”) Such amounts will also be subject to tax reporting. Reporting may also be required in the event of certain ownership changes, a policy exchange or other distributions from the policy even if no amounts are currently subject to tax. State income tax reporting and withholding may also apply.
Diversification and investor control: A variable life insurance policy must meet a diversification test under Section 817(h) of the Code and is subject to an investor control rule. Failure to meet either of these tests means that a life insurance policy fails to qualify as a life insurance policy for federal income tax purposes. The diversification test requires the underlying Funds to be invested in a diversified portfolio of assets based on IRS rules. The investor control rule has been established in a number of published rulings issued by the IRS. According to the IRS, determining whether the policy Owner has sufficient incidents of ownership over assets invested in the Subaccounts to be considered the owner of those assets depends on all of the relevant facts and circumstances. The IRS has provided guidance on several factors that, if present, would suggest investor control exists, or, alternatively, would indicate that investor control does not exist. The IRS has to date not yet ruled on several other issues. We reserve the right to modify the policy, as necessary, so that the Owner will not be subject to current taxation as the owner of the Subaccounts’ assets.
RiverSource Life of NY’s Tax Status
We are taxed as a life insurance company under the Code. For federal income tax purposes, the Subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the Fund in which the Subaccount invests and becomes part of the Subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance policies or in our tax status as we then understand it. The company includes in its taxable income the net investment income derived from the investment of assets held in its Subaccounts because the company is considered the owner of these assets under federal income tax law. The company may claim certain tax benefits associated with this investment income. These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.

68 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Taxation of Policy Proceeds
Death benefit Proceeds: The death benefit paid to the Beneficiary generally is not considered income to the Beneficiary and is not subject to federal income taxes. When the Proceeds are paid on or after the Insured’s Attained Insurance Age 120 Policy Anniversary, if the amount received plus any Indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.
Death benefit Proceeds under Payment Option A: The death benefit Proceeds generally are not subject to income tax, but payments of interest under this payment option are taxable and may be reported to the IRS and a state, if applicable.
Death benefit Proceeds under Payment Options B and C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the Beneficiary’s investment in the policy and will not be taxed. The Beneficiary’s investment in the policy is generally the death benefit Proceeds applied to the payment options. Under Option C only, all payments made after the investment in the policy is fully recovered will be subject to tax. Any taxable earnings may be reported to the IRS and a state, if applicable.
Pre-death Proceeds (See the following table.): Generally, part or all of any pre-death Proceeds received through full surrender, Lapse, partial surrender, or payment options may be subject to federal (and state, if applicable) income tax as ordinary income to the extent of any earnings in the policy. Depending on the situation, these rules may also apply to policy loans and an assignment of the policy as collateral. It is possible that the amount of taxable income generated at the Lapse or surrender of a policy with a loan may exceed the actual amount of cash received. In some cases, the tax liability depends on whether the policy is or becomes a modified endowment contract (explained in the following table). The taxable amount may also be subject to an additional 10% IRS penalty tax if the policy is a modified endowment contract and you are younger than age 59½. (See “Penalty tax” under “Modified Endowment Contracts.”)
Source of Proceeds	Taxable Portion of Pre-death Proceeds
Non-Modified Endowment Contracts:	Taxable portion of pre-death Proceeds:
Full surrender:
You will be taxed on the amount received, plus any Indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of the loans previously taken. It could be the case that a policy with a relatively small existing Cash Surrender Value could have significant earnings that will be taxed upon surrender of the policy.

Lapse:
You will be taxed on any Indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of
Lapse — these earnings may be part of the policy cash value or part of the loans previously taken. It could be the case that a policy with a relatively small existing Cash Surrender Value could have significant earnings that will be taxed upon Lapse of the policy.

Partial Surrenders:
Generally, if the amount received is greater than your investment in the policy,(1) the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.

Policy loans and assignments and pledges:	None.(2)

Modified Endowment Contracts:(3)	Taxable portion of pre-death Proceeds:
Full surrender:
You will be taxed on the amount received, plus any Indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of the loans previously taken. Please note, for modified endowment contracts, it is likely that any earnings taken in previous policy loans were taxable and would be included in the investment in the policy.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 69

Source of Proceeds	Taxable Portion of Pre-death Proceeds
Lapse:
You will be taxed on any Indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of
Lapse — these earnings may be part of the policy cash value or part of loans previously taken.

Partial Surrenders:	You will be taxed on the lesser of:
•the amount received; or
•Policy Value minus your investment in the policy.(1)
Policy loans and assignments and pledges:	You will be taxed on the lesser of:
•the amount of the loan/assignment; or
•Policy Value minus your investment in the policy.(1)

Payment Options: Pre-death Proceeds (applicable to non-modified endowment contracts and modified endowment contracts):
Option A: Treated as a full surrender; earnings are taxed and may be subject to an additional 10% penalty tax for modified endowment contracts. Interest is taxed (but not subject to an additional 10% IRS penalty tax).

Options B and C: A portion of each payment is taxed and a portion is considered a return on investment in the policy(1) and not taxed. Any
Indebtedness at the time the option is elected is treated as a partial surrender and earnings are taxed (and may be subject to an additional
10% penalty tax for modified endowment contracts). Payments made after the investment in the policy(1) is fully recovered are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts).

(1)
Investment in the policy is generally equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus taxable portion of any previous policy loans. (for non-modified endowment contracts, it is unlikely that any previous policy loans were taxable).
(2)
However, should the policy later be surrendered or Lapse with outstanding Indebtedness, see discussion related to “full surrender” or “Lapse” under “Source of Proceeds” in the “Non-Modified Endowment Contracts” section shown above for the explanation of tax treatment.
(3)
Any taxable portion of pre-death Proceeds may be subject to a 10% IRS penalty tax (exceptions apply — see “Penalty tax” under “Modified Endowment Contracts.”)

70 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Modified Endowment Contracts
Your policy is a modified endowment contract if the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.
If you exchanged a policy that is a modified endowment contract under section 1035 of the Code, your new policy also will be a modified endowment contract. If you exchanged a policy that is a non-modified endowment contract, your new policy may become a modified endowment contract.
We have procedures for monitoring whether your policy becomes a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the Risk Classification, sex and Issue Age of the Insured. We recalculate these limits later if certain increases or reductions in benefits occur.
If you pay a premium that causes your policy to become a modified endowment contract under the Code, we will notify you in writing. If you do not want your policy to remain a modified endowment contract, you can choose one of the following options within the time period stated in the notice:
•
ask us to refund the excess premium that caused the policy to become a modified endowment contract, plus interest; or
•
ask us to apply the excess premium to your policy at a later date when it would not cause the policy to become a modified endowment contract.
You do not have to choose either of these options. If you do not choose one of these options, your policy will remain a modified endowment contract for the life of the policy. (See “Modified Endowment Contracts” in the table under “Taxation of Policy Proceeds.”)
Increases in benefits: We recalculate limits when an increase is a “material change.” Almost any increase you request, such as an increase in Specified Amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the “Proceeds Payable upon Death” section or an increase in Policy Value growth under Option 2, generally is not a material change. A policy becomes a modified endowment contract if premiums you pay in the first seven years following a material change exceed the recalculated limits.
Reductions in benefits: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had been in effect since the policy was issued or the most recent material change. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy will become a modified endowment contract with applicable tax implications even if you do not pay any further premiums.
Distributions affected: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract because the Code presumes that you took a distribution in anticipation of that event.
Serial purchase of modified endowment contracts: The Code treats all modified endowment contracts issued by the same insurer (or possibly affiliated companies of the insurer) to the same Owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.
Penalty tax: If a policy is a modified endowment contract, the taxable portion of pre-death Proceeds from a full surrender, Lapse, partial surrender, policy loan or assignment of Policy Value or certain payment options may be subject to a 10% penalty tax unless:
•
the distribution occurs on or after the date that the Owner attains age 59½;
•
the distribution is attributable to the Owner becoming disabled (within the meaning of Section 72(m)(7) of the Code); or
•
the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the Owner or over the joint lives (or life expectancies) of the Owner and the Owner’s Beneficiary.
(See “Taxation of Policy Proceeds”, “Pre-death Proceeds” and accompanying table.)
Other Tax Considerations
Interest paid on policy loans: Generally, no deduction is allowed for interest paid or accrued on any Indebtedness with respect to life insurance policies. However, a deduction is allowed under Section 264(e) of the Code for interest (subject to certain interest rate limitations) on policy loans of a business with respect to certain key person insurance. The aggregate amount of Indebtedness that can be borrowed on that key individual (who must be an officer or 20-percent

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 71

owner of the business) may not exceed $50,000. The amount of key persons is limited to a maximum of 20 with respect to any controlled group of companies. A business that falls within the exception of Section 264(e) and is allowed a deduction for interest with respect to key-person insurance up to $50,000 nonetheless must also not fall within either of the prohibitions of Sections 264(a)(2) (with respect to certain single premium policies), and (a)(3) (Indebtedness incurred or continued to purchase or carry a life insurance contract pursuant to a plan of purchase which contemplates the systematic borrowing of part or all of the increases in the cash value).
Policy changes: Changing ownership, exchanging or assigning the policy may have income, gift and/or estate tax consequences, depending on the circumstances.
1035 exchanges: See “Exchange/Replacement Risk” under “Policy Risk” for potential risks associated with 1035 exchanges. Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts (that are held outside of qualified tax-deferred retirement plans) while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old policy or contract. If the life insurance policy has an outstanding loan, there may be tax consequences. Currently, partial exchanges of life insurance policies are not allowed by the company because there is no guidance from the IRS.
Other taxes: Federal estate tax, state and local estate or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy Proceeds will also depend on the circumstances. All of these laws are subject to change.
Qualified Tax-deferred retirement plans: The company may offer the policy to be used in conjunction with certain retirement plans that are already tax-deferred under the Code. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant, tax advisor and legal advisor prior to purchasing a policy in conjunction with a retirement plan, and consider, without limitation, (i) the deductibility to the employer and the inclusion in gross income to the participant of amounts used to purchase insurance in conjunction with a qualified retirement plan, (ii) the taxation of insurance Proceeds upon death for insurance in conjunction with a qualified retirement plan, (iii) any limitation on the amount of life insurance that is allowed to be purchased within a qualified plan in order for a plan to maintain its qualified status, and (iv) the tax treatment of the policy should the policy be distributed from a qualified plan to a participant in the qualified plan. The policy will not provide any necessary or additional tax deferral if it is used to fund a tax-deferred retirement plan.
On July 6, 1983, the Supreme Court held in Norris v. Arizona Governing Committee that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy’s cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with their legal advisors before purchasing the policy for any employment-related insurance or benefit program.
Employer-owned life insurance: The Pension Protection Act (PPA) of 2006 amended Section 101 of the Code by adding a new Section 101(j) that addresses the tax treatment of “employer-owned life insurance” (EOLI). Unless one of four specified conditions is met and the notice and consent requirements are met, any death benefits in excess of the premiums paid are taxed. In general, an EOLI contract is any life insurance contract owned by a person engaged in a trade or business and under which such person or any related person is directly or indirectly a Beneficiary under the contract and that covers the life of an employee of the employer (or certain related persons). Additionally, an applicable policyholder owning 1 or more employer-owned life insurance contracts is required to file a Form 8925 with the IRS. The applicable policyholder is required to keep records necessary to determine whether the requirements of the reporting rule and the income inclusion rule are met.
The four specified conditions are:
•
The Insured was an employee at any time during the 12-month period before the Insured’s death;
•
The Insured is, at the time the contract is issued a director, a highly compensated employee as defined by reference to the qualified plan rules in Section 414(q) or one of the 35% most highly compensated individuals within the meaning of self-insured health plans;

72 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

•
The death benefits are paid to a member of the family of the Insured, any individual who is the designated Beneficiary of the Insured under the contract (other than the employer), a trust established for the benefit of any such member of the family or designated Beneficiary, or the estate of the Insured; or
•
The amount is used to purchase an equity (or capital or profits) interest in the employer from a family member of the Insured, an individual who is a designated Beneficiary, a trust established for the benefit of a family member or designated Beneficiary, or the estate of the Insured.
The notice and consent requirements are met if, before the issuance of the policy, the employee:
•
Is notified in writing that the applicable policyholder intends to insure the employee’s life and of the maximum face amount for which the employee could be Insured at the time the contract was issued;
•
Provides written consent to being Insured under the contract and that such coverage may continue after the Insured terminates employment; and
•
Is informed in writing that an applicable policyholder will be a Beneficiary of any Proceeds payable upon the death of the employee.
AdvanceSource Rider: This rider is intended to be federally tax-qualified long-term care insurance under Section 7702B(b) of the Code, as adopted by the Health Insurance Portability and Accountability Act of 1996 — Public Law 104-191. Benefits received under the rider are intended to qualify for exclusion from federal income tax within the limits of the Code. Receipt of benefits in excess of those limits may be taxable. For this purpose, benefits under other contracts paying long-term care benefits are included in determining whether benefits exceed the limits imposed by the Code. Any charges for this rider that are deducted from the cash value of the life insurance contract will not be included in taxable income. The investment in the contract, however, is reduced (but not below zero) by the amount of the charge.
Split Dollar Arrangements
The following is a general discussion of the federal income tax implications of a split dollar arrangement entered into or materially modified after Sept. 17, 2003. You should consult your legal and tax advisors before developing or entering into a split dollar arrangement.
A typical split-dollar life insurance agreement is an arrangement under which two parties agree to share the costs and benefits of a permanent life insurance contract which provides both a death benefit and cash values. The arrangement divides or “splits” between two parties the death benefit and the cash value of the policy or other economic benefits under the contract. The objective of a split dollar arrangement is to join together the life insurance needs of one party with the premium paying ability of another. The typical split dollar arrangement is between an employer and an employee, but the arrangement may be used in other relationships, such as between a corporation-shareholder, a parent and a child, or a donor and a charity.
Traditionally, there have been two types of split dollar arrangements. In the “endorsement” system, the employer owns the policy and is responsible for the payment of the annual premiums. The employee is then required to reimburse the employer for his or her share, if any, of the premiums. The “collateral assignment system” is described as a system in which the employee in form owns the policy and pays the entire premium. The employer in form makes annual loans (sometimes without interest or below the fair rate of interest), to the employee of amounts equal to the yearly increases in the Cash Surrender Value, but not exceeding the annual premiums. The employee executes an assignment of the policy to the employer as collateral security for the loans. The loans are generally payable at the termination of employment or the death of the employee. In a reverse split dollar plan, the payor of the premiums retains the life insurance protection and another party owns the rights to the cash value of the policy.
The Treasury regulations define a split dollar life insurance arrangement as any arrangement between an Owner of a life insurance contract and a non-owner of the contract under which either party to the arrangement pays all or part of the premiums, and one of the parties paying the premiums is entitled to recover (either conditionally or unconditionally) all or any portion of those premiums and such recovery is to be made from, or is secured by, the Proceeds of the contract. The definition is not intended to include life insurance plans where only one party has all the rights to the policy such as group-term plans (Section 79 of the Code), executive bonus arrangements or key-person plans.
Under a special rule, any arrangement between an Owner and a non-owner of a life insurance contract is treated as a split-dollar life insurance arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into in connection with the performance of services and is not part of a group-term life insurance plan described in Section 79, the employer or service recipient pays, directly or indirectly, all or any portion of the premiums; and either (1) the Beneficiary of all or any portion of the death benefit is designated by the employee or service provider or is any person whom the employee or service provider would reasonably be expected to designate as the Beneficiary; or (2) the employee or service provider has any interest in the policy cash value of the life insurance

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 73

contract. For example, in a compensatory context in which the employer owns the contract, the employee must include in gross income the value of any interest in the Cash Surrender Value of the contract provided to the employee during a taxable year.
Another special rule provides that an arrangement is a split-dollar arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into between a corporation and another person in that person’s capacity as a shareholder in the corporation; the corporation pays, directly or indirectly, all or any portion of the premiums; and either (1) the Beneficiary of all or any portion of the death benefit is designated by the shareholder or is any person whom the shareholder would reasonably be expected to designate as the Beneficiary; or (2) the shareholder has any interest in the policy cash value of the life insurance contract.
Mutually Exclusive Regimes
The regulations provide for two mutually exclusive regimes for taxing split-dollar life insurance arrangements. The regulations apply for purposes of income tax, gift tax, FICA, FUTA, RRTA, SECA, and wage withholding. The regulations require both the Owner and non-owner of a life insurance contract to fully account for all amounts under the arrangement under the rules that apply to the regime under which the arrangement is taxed.
•
Economic Benefit Split Dollar: As a general rule for split-dollar life insurance arrangements that are taxed under the economic benefit regime, the Owner of the life insurance contract is treated as providing economic benefits to the non-owner of the contract. The economic benefit regime generally will govern the taxation of endorsement arrangements. Also, a special rule requires the economic benefit regime to apply (and the loan regime not to apply) to any split-dollar life insurance arrangement if: (i) the arrangement is entered into in connection with the performance of services, and the employee or service provider is not the Owner of the life insurance contract; or (ii) the arrangement is entered into between a donor and a donee (for example, a life insurance trust) and the donee is not the Owner of the life insurance contract.
The value of the economic benefits, reduced by any consideration paid by the non-owner to the Owner, is treated as transferred from the Owner to the non-owner. The possible economic benefits provided to the non-owner can include the value of current life insurance coverage, any portion of the Cash Surrender Value available to the non-owner, and any other economic benefit. The tax consequences of that transfer will depend on the relationship between the Owner and the non-owner. Thus, the transfer may constitute a payment of compensation, a dividend distribution, a gift, or a transfer having a different tax character. Further, depending on the relationship between or among a non-owner and one or more other persons (including a non-owner or non-owners), the economic benefits may be treated as provided from the Owner to the non-owner and as separately provided from the non-owner to such other person or persons (for example, as a payment of compensation from an employer to an employee and as a gift from the employee to the employee’s child).
•
Loan (Collateral Assignment) Split Dollar: Under loan regime, the non-owner of the life insurance contract is treated as loaning premium payments to the Owner of the contract. Except for specified arrangements, the loan regime applies to any split-dollar loan. A payment made pursuant to a split-dollar life insurance arrangement is a split-dollar loan and the Owner and non-owner are treated, respectively, as borrower and lender if (i) the payment is made either directly or indirectly by the non-owner to the Owner; (ii) the payment is a loan under general principles of Federal tax law or, if not a loan under general principles of Federal tax law, a reasonable person would expect the payment to be repaid in full to the non-owner (whether with or without interest); and (iii) the repayment is to be made from, or is secured by, either the policy’s death benefit Proceeds or its Cash Surrender Value, or both. A borrower generally may not deduct any interest on a split-dollar. If the split-dollar loan provides for sufficient interest, then the loan generally is subject to the general rules for debt instruments.
If a split-dollar loan is a below-market loan, then, in general, the loan is recharacterized as a loan with interest at the applicable Federal rate (AFR), coupled with an imputed transfer by the lender to the borrower. The timing, amount, and characterization of the imputed transfers between the lender and borrower of the loan will depend upon the relationship between the lender and the borrower (for example, the imputed transfer is generally characterized as a compensation payment if the lender is the borrower’s employer), and whether the loan is a demand loan or a term loan.
EOLI Requirements May Apply
A contract that is subject to a split dollar arrangement is an employer-owned life insurance contract if the contract is owned by a person engaged in a trade or business and is otherwise described in Section 101(j) of the Code. However, the general rule of Section 101(j) does not apply to the extent any amount received by reason of the death of the Insured is paid to a family member of the Insured, an individual who is a designated Beneficiary, a trust established for the benefit of a family member or designated Beneficiary. Notice 2008-42 provides guidance regarding the application of Sections 101(j) to life insurance contracts that are subject to split-dollar life insurance arrangements.

74 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Taxation — Determined by Policy Ownership
The regulations provide rules for determining the Owner and the non-owner of the life insurance contract. The general rule is that the Owner is the person named as the policy Owner. If two or more persons are designated as the policy Owner, the first-named person generally is treated as the Owner of the entire contract, however, if two or more persons are named as the policy Owner and each such person has at all times, all the incidents of ownership with respect to an undivided interest in the contract, those persons are treated as Owner of separate contracts. The general rule that the person named as the policy Owner is treated as the Owner of the life insurance contract is subject to two exceptions involving situations in which the only benefit available under the split-dollar life insurance arrangement is the value of current life insurance protection (that is, non-equity arrangements).
The regulations add attribution rules to determine the Owner of a policy. Under these rules, if a split-dollar life insurance arrangement is entered into in connection with the performance of services, the employer or service recipient is treated as the Owner of the life insurance contract if the Owner under the split-dollar life insurance arrangement is: (a) a trust described in Section 402(b); (b) A grantor trust that is treated as owned by either the employer or the service recipient; (c) a welfare benefit fund within the meaning of Section 419(e)(1); or (d) certain related parties.
If you are considering a split dollar arrangement, you should consult your legal and tax advisor.
Section 409A
The Section 409A regulations explain that a split-dollar life insurance arrangement may provide for deferred compensation, as determined through application of the general rules defining deferred compensation and a nonqualified deferred compensation plan. Notice 2007-34 was issued concurrently with the regulations under Section 409A to provide guidance regarding the application of Section 409A to split-dollar life insurance arrangements. The Notice confirms that many split-dollar arrangements are not subject to Section 409A and provides that certain modifications of these arrangements necessary to comply with, or avoid application of, Section 409A will not be treated as material modifications under the split dollar rules. The Notice further clarifies that a split-dollar arrangement generally provides for deferred compensation if the service provider has a legally binding right during a taxable year to compensation that is payable to or on behalf of the provider in a later year. In addition, the regulations under Section 409A provide additional categories of plans for purposes of the aggregation rules, including a separate category for split-dollar arrangements.
Distribution of the Policy
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the policy. Its office is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Policy
•
Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the policy.
•
The policies are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the policies to the public. We agree to pay the selling firm (or an affiliated insurance agency) for policies its sales representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when policies are returned under the free look period.
Payments to the Selling Firms
In addition to commissions, we may, in order to promote sales of the policies, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
—
sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for sales representatives, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
—
marketing support related to sales of the policy including for example, the creation of marketing materials, advertising and newsletters;
—
providing services to policy Owners; and
—
funding other events sponsored by a selling firm that may encourage the selling firm’s sales representatives to sell the policy.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. As noted below, this additional compensation may cause the selling firm and its sales representatives to favor the policies.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 75

Sources of Payments to Selling Firms
•
We pay the commissions and other compensation described above from our assets.
•
Our assets may include:
—
revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the policy (see “Fee Tables”);
—
compensation we or an affiliate receive from a Fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The Funds”); and
—
revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.
•
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the policy. However, you may pay part or all of the commissions and other compensation described above indirectly through:
—
fees and expenses we collect from policy Owners, including Surrender Charges; and
—
fees and expenses charged by the underlying Funds in which the Subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the Funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:
•
give selling firms a heightened financial incentive to sell the policy offered in this prospectus over another investment with lower compensation to the selling firm.
•
cause selling firms to encourage their sales representatives to sell you the policy offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•
cause a selling firm to grant us access to its sales representatives to promote sales of the policy offered in this prospectus, while denying that access to other firms offering similar policies or other alternative investments which may pay lower compensation to the selling firm.
Payments to Sales Representatives
•
The selling firm pays its sales representatives. The selling firm decides the compensation and benefits it will pay its sales representatives.
•
To inform yourself of any potential conflicts of interest, ask your sales representative before you buy how the selling firm and its sales representatives are being compensated and the amount of the compensation that each will receive if you buy the policy.
Legal Proceedings
RiverSource Life of NY (the Company) is involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.
As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including Ameriprise Financial Services, LLC (“AFS”) and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examinations or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors, Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.
These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in

76 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s financial condition, results of operations or liquidity.
Householding and Delivery of Certain Documents
With your prior consent, RiverSource Life of NY and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
How We Handle Policies Under Unclaimed Property Laws
Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of one to five years from either 1) the policy’s maturity date (actual or deemed by statute) or 2) the date the death benefit is due and payable. Your policy’s deemed maturity date is the date the Insured’s Attained Insurance Age equals 120.  If we determine that the death benefit has become payable, we will use our best efforts to locate you or your designated Beneficiaries. If we are unable to locate a Beneficiary, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your Beneficiaries, it is important that your personal address and Beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each Beneficiary. Updates to your Beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known Beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your Beneficiary steps forward (with the proper documentation) to claim escheated death benefit Proceeds, the state is obligated to pay any such Proceeds it is holding.
Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of Subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statement date.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 77

Appendix A:Funds Available Under the Policy
The following is a list of funds available under the policy. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com/insurance. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversourceannuityservice@ampf.com.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital	AB VPS Large Cap Growth Portfolio (Class A) AllianceBernstein L.P.	0.65%	25.26%	16.16%	15.96%
Seeks long-term capital appreciation.	Allspring VT Opportunity Fund - Class 1[1] Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	0.75%[2]	15.35%	12.00%	11.05%
Seeks long-term capital appreciation.	Allspring VT Small Cap Growth Fund - Class 1 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	0.92%	19.07%	6.85%	8.93%
The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the "Index").	ALPS | Alerian Energy Infrastructure Portfolio: Class I ALPS Advisors, Inc.	0.95%[2]	41.03%	14.55%	5.45%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund (Class I) BlackRock Advisors, LLC, adviser; BlackRock (Singapore) Limited and BlackRock International Limited, sub-advisers.	0.77%[2]	9.23%	6.01%	5.59%
Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.	Calvert VP SRI Balanced Portfolio - Class I3 Calvert Research and Management	0.64%	19.61%	9.41%	8.41%
Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Variable Portfolio - Balanced Fund (Class 1) Columbia Management Investment Advisers, LLC	0.75%	14.56%	5.05%	9.42%

78 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with total return.	Columbia Variable Portfolio - Commodity Strategy Fund (Class 1) Columbia Management Investment Advisers, LLC	0.75%[2]	7.24%	5.97%	9.27%
Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Variable Portfolio - Contrarian Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.70%[2]	23.43%	9.89%	15.08%
Seeks to provide shareholders with high total return through income and growth of capital.	Columbia Variable Portfolio - Corporate Bond Fund (Class 1) (previously Columbia Variable Portfolio - Global Strategic Income Fund (Class 1)) Columbia Management Investment Advisers, LLC	0.47%[2]	3.35%	(0.55%)	0.88%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.67%	26.06%	8.42%	14.06%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 1) Columbia Management Investment Advisers, LLC	0.73%[2]	15.42%	6.25%	8.89%
Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.75%[2]	6.39%	(0.45%)	0.72%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 1) Columbia Management Investment Advisers, LLC	1.09%[2]	5.68%	(8.10%)	(0.76%)
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 1) Columbia Management Investment Advisers, LLC	0.36%[2]	4.97%	3.63%	2.23%
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.64%[2]	7.04%	2.42%	3.77%
Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Variable Portfolio - Income Opportunities Fund (Class 1) Columbia Management Investment Advisers, LLC	0.64%[2]	5.90%	2.06%	3.30%

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 79

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.52%	1.97%	(3.47%)	0.20%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC	0.72%	31.33%	8.86%	17.48%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 1) Columbia Management Investment Advisers, LLC	0.25%	24.70%	8.65%	14.21%
Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Variable Portfolio - Limited Duration Credit Fund (Class 1) Columbia Management Investment Advisers, LLC	0.41%[2]	4.75%	1.69%	2.06%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.47%[2]	(4.14%)	(9.43%)	(3.36%)
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Overseas Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.79%	3.45%	0.69%	4.14%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Large Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.69%	12.86%	5.30%	9.57%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC	0.82%[2]	23.68%	2.32%	11.08%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.82%[2]	12.54%	3.98%	9.84%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Select Small Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.85%[2]	13.97%	3.21%	9.47%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Seligman Global Technology Fund (Class 1) Columbia Management Investment Advisers, LLC	0.93%[2]	26.91%	7.98%	20.67%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Strategic Income Fund (Class 1) Columbia Management Investment Advisers, LLC	0.69%[2]	4.70%	0.59%	2.11%

80 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1) Columbia Management Investment Advisers, LLC	0.46%	1.57%	(2.68%)	(0.82%)
Seeks to provide shareholders with a high level of current income.	CTIVP® - American Century Diversified Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; American Century Investment Management, Inc., subadviser.	0.50%	1.77%	(3.08%)	(0.15%)
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP® - BlackRock Global Inflation-Protected Securities Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.62%[2]	(0.92%)	(5.24%)	(0.55%)
Seeks to provide shareholders with current income and capital appreciation.	CTIVP® - CenterSquare Real Estate Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; CenterSquare Investment Management LLC, subadviser.	0.82%	10.34%	(1.61%)	5.09%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Principal Blue Chip Growth Fund (Class 1) (on or about June 1, 2025 to be known as CTIVP® - Principal Large Cap Growth Fund (Class 1)) Columbia Management Investment Advisers, LLC, adviser; Principal Global Investors, LLC, subadviser.	0.69%	21.42%	6.85%	13.79%
Seeks to provide shareholders with long-term growth of capital and income.	CTIVP® - T. Rowe Price Large Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; T. Rowe Price Associates, Inc., subadviser.	0.70%	11.94%	5.25%	8.44%
Seeks to provide shareholders with total return through current income and capital appreciation.	CTIVP® - TCW Core Plus Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; TCW Investment Management Company LLC, subadviser.	0.49%	0.75%	(2.89%)	(0.29%)
Seeks to provide shareholders with long-term growth of capital.	CTIVP® - Victory Sycamore Established Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	0.82%	9.90%	5.51%	10.86%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Wellington Large Cap Value Fund (Class 1) (previously CTIVP® - MFS® Value Fund (Class 1)) Columbia Management Investment Advisers, LLC, adviser; Wellington Management Company LLP, subadviser.	0.62%[2]	11.71%	4.26%	8.04%

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 81

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Westfield Mid Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.	0.82%[2]	17.49%	3.13%	10.30%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Westfield Select Large Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.	0.69%	27.50%	(0.52%)	10.67%
Seeks investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE Index.	CVT EAFE International Index Portfolio - Class I Calvert Research and Management	0.48%[2]	3.14%	4.39%	4.82%
Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ 100 Index.	CVT Nasdaq 100 Index Portfolio - Class I Calvert Research and Management, adviser; Ameritas Investment Partners, Inc, subadviser.	0.48%[2]	25.20%	19.59%	17.92%
Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index.	CVT Russell 2000® Small Cap Index Portfolio - Class I Calvert Research and Management, adviser; Ameritas Investment Partners, Inc, subadviser.	0.39%[2]	11.23%	7.14%	7.47%
Seeks capital appreciation.	DWS Alternative Asset Allocation VIP, Class A4 DWS Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.	0.88%	5.64%	4.36%	3.17%
Seeks high level of current income.	Eaton Vance VT Floating-Rate Income Fund - Institutional Class Eaton Vance Management	0.63%	8.34%	4.82%	4.45%
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.56%	33.79%	17.04%	13.62%

82 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	Fidelity® VIP Emerging Markets Portfolio Initial Class[3] Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.88%	10.04%	4.35%	6.05%
Seeks capital appreciation.	Fidelity® VIP Energy Portfolio Initial Class[3] Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.60%	4.30%	12.41%	4.45%
Seeks to provide capital growth.	Fidelity® VIP Growth Opportunities Portfolio Initial Class[3] Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.57%	38.89%	18.76%	18.22%
Seeks as high level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio Initial Class[3] Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.38%	1.79%	0.46%	1.93%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.57%	17.49%	11.34%	9.21%

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 83

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks a high level of current income and may also seek capital appreciation.	Fidelity® VIP Strategic Income Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.64%	6.08%	2.81%	3.60%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund - Class 1 Franklin Advisers, Inc.	0.47%[2]	7.46%	5.55%	5.53%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund - Class 1[1] Franklin Mutual Advisers, LLC	0.69%	11.50%	6.01%	6.10%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund - Class 1 Franklin Mutual Advisers, LLC	0.65%[2]	12.01%	8.63%	8.44%
Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco V.I. Balanced-Risk Allocation Fund, Series I Shares[4] Invesco Advisers, Inc.	0.81%[2]	3.76%	2.75%	3.83%
Seeks capital appreciation.	Invesco V.I. Global Fund, Series I Shares[1] Invesco Advisers, Inc.	0.81%	16.07%	9.48%	9.85%
Seeks total return.	Invesco V.I. Global Strategic Income Fund, Series I Shares[1] Invesco Advisers, Inc.	0.93%[2]	3.40%	(0.14%)	1.53%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series I Shares Invesco Advisers, Inc.	0.86%	12.69%	10.49%	9.00%
Seeks long-term growth of capital.	Invesco V.I. Technology Fund, Series I Shares Invesco Advisers, Inc.	0.97%	34.27%	14.65%	14.39%

84 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio: Institutional Shares Janus Henderson Investors US LLC	0.62%	15.43%	8.33%	8.66%
Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Henderson Flexible Bond Portfolio: Institutional Shares Janus Henderson Investors US LLC	0.57%[2]	1.96%	0.34%	1.62%
Non-diversified fund that pursues its investment objective by investing primarily in common stocks selected for their growth potential.	Janus Henderson Research Portfolio: Institutional Shares[1] Janus Henderson Investors US LLC	0.67%	35.31%	16.79%	14.53%
Seeks total return.	Lazard Retirement Global Dynamic Multi-Asset Portfolio - Investor Shares[1,5] Lazard Asset Management, LLC	0.90%[2]	8.65%	2.48%	-
Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Series Fund Bond Debenture Portfolio - Class VC3 Lord, Abbett & Co LLC	0.99%	6.72%	1.90%	3.73%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Mid Cap Value Fund, Standard Class II3 incoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.86%[2]	8.73%	7.29%	8.03%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Value Fund, Standard Class II Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.71%[2]	9.48%	8.59%	8.18%
Seeks to provide total return.	Macquarie VIP Asset Strategy Series, Standard Class[3] Ivy Investment Management Company	0.60%[2]	12.75%	6.83%	-
Seeks long-term capital growth.	Macquarie VIP International Core Equity, Standard Class[3,6] Delaware Management Company, adviser; Macquarie Funds Management HK Ltd., Macquarie Investment Management Global Limited, subadvisers.	0.86%[2]	-	-	-
Seeks total return.	MFS® Global Real Estate Portfolio - Initial Class[3] Massachusetts Financial Services Company	0.90%[2]	(2.69%)	0.91%	4.72%
Seeks capital appreciation.	MFS® International Growth Portfolio - Initial Class[3] Massachusetts Financial Services Company	0.88%[2]	9.00%	6.12%	7.83%
Seeks total return.	MFS® Utilities Series - Initial Class Massachusetts Financial Services Company	0.79%[2]	11.66%	5.88%	6.29%

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 85

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley VIF Discovery Portfolio, Class I Shares[1] Morgan Stanley Investment Management Inc.	0.95%[2]	41.83%	11.21%	12.13%
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance (ESG) criteria.	Neuberger Berman AMT Sustainable Equity Portfolio (Class I)[1] Neuberger Berman Investment Advisers LLC	0.89%	25.84%	13.97%	11.44%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio, Institutional Class[1,4] Pacific Investment Management Company LLC	2.12%[2]	3.95%	4.60%	4.52%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio, Institutional Class Pacific Investment Management Company LLC (PIMCO)	0.64%	2.69%	0.12%	1.69%
Seeks to provide shareholders with long-term capital appreciation.	Putnam VT Global Health Care Fund - Class IA Shares Putnam Investment Management, LLC, investment advisor; Sub-advisers-Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.73%	1.70%	8.20%	7.92%
Seeks capital growth. Current income is a secondary objective.	Putnam VT International Value Fund - Class IA Shares[3] Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.82%	5.44%	7.08%	5.72%
Seeks capital growth and current income.	Putnam VT Large Cap Value Fund - Class IA Shares[3] Putnam Investment Management, LLC, investment advisor; Sub-advisers- Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.55%	19.46%	12.73%	11.16%

86 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Templeton Global Bond VIP Fund - Class 1[1] Franklin Advisers, Inc.	0.50%[2]	(11.13%)	(4.60%)	(1.79%)
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 1)[4] Columbia Management Investment Advisers, LLC	0.79%	13.49%	3.03%	7.91%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 1)[4] Columbia Management Investment Advisers, LLC	0.62%[2]	4.69%	(1.22%)	1.70%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Fund (Class 1)[1,4,7] Columbia Management Investment Advisers, LLC	0.70%	4.66%	(1.60%)	1.21%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 1)[1,4,7] Columbia Management Investment Advisers, LLC	0.73%	7.15%	(0.62%)	2.57%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 1)[4,7] Columbia Management Investment Advisers, LLC	0.76%	12.25%	1.37%	5.45%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 1)[4,7] Columbia Management Investment Advisers, LLC	0.73%	9.72%	0.43%	4.08%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 1)[4] Columbia Management Investment Advisers, LLC	0.72%	9.00%	1.04%	4.99%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 1)[4] Columbia Management Investment Advisers, LLC	0.76%	11.28%	1.94%	6.39%

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 87

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 1)[4] Columbia Management Investment Advisers, LLC	0.69%	6.72%	(0.20%)	3.23%
Seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.	Variable Portfolio - Partners Core Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and Allspring Global Investments, LLC, subadvisers.	0.48%	2.25%	(1.95%)	0.16%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Core Equity Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., subadvisers.	0.68%	23.44%	8.36%	14.03%
Seeks to provide shareholders with long-term growth of capital.	Variable Portfolio - Partners International Core Equity Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Schroder Investment Management North America Inc., subadviser; Schroder Investment Management North America Limited, sub-subadviser.	0.82%	5.86%	0.10%	4.83%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Growth Fund (Class 1) Columbia Management Investment Advisers LLC, adviser; William Blair Investment Management, LLC and Walter Scott & Partners Limited, subadvisers.	0.81%[2]	(1.17%)	(5.97%)	2.44%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Pzena Investment Management, LLC and Thompson, Siegel & Walmsley LLC, subadvisers.	0.80%[2]	4.62%	2.76%	3.13%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Small Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Goldman Sachs Asset Management, LP and Segall Bryant & Hamill LLC, subadvisers.	0.85%[2]	19.04%	(3.22%)	6.38%
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.84%[2]	7.96%	1.54%	6.24%

88 RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 1)[1,4,7] Columbia Management Investment Advisers, LLC	0.70%	9.66%	0.69%	3.15%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Growth Fund (Class 1)[4,7] Columbia Management Investment Advisers, LLC	0.69%	17.42%	3.87%	6.39%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 1)[4,7] Columbia Management Investment Advisers, LLC	0.68%	13.44%	2.32%	4.82%
Seeks to maximize total return. Under normal market conditions, the fund invest at least 80% of its assets in high yield bonds. Under normal circumstances, the fund will be invested in at least three countries (one of which may be the United States).	Western Asset Variable Global High Yield Bond Portfolio - Class I Franklin Templeton Fund Adviser, LLC, adviser; Western Asset Management Company, LLC, subadviser.	0.81%	7.06%	2.06%	3.71%
1
Not available for policies with applications signed on or after 1/13/2024.
2
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
3
Available for policies with applications signed on or after 1/13/2024.
4
This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”
5
6
The Fund is new and no returns are available for 1, 5 or 10 years as of 12/31/24.
7
This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus 89

Appendix B: S&P Disclaimer
The “S&P 500 index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). S&P®, S&P 500®, US 500 and The 500 are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by RiverSource Life of NY. It is not possible to invest directly in an index. RiverSource Life of NY’s indexed products (the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, S&P, Dow Jones, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to RiverSource Life of NY with respect to the S&P 500 index is the licensing of the S&P 500 index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 index is determined, composed and calculated by S&P Dow Jones Indices without regard to RiverSource Life of NY or the Products. S&P Dow Jones Indices have no obligation to take the needs of RiverSource Life of NY or the owners of the Products into consideration in determining, composing or calculating the S&P 500 index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the S&P 500 index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY RIVERSOURCE LIFE OF NY, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND RIVERSOURCE LIFE OF NY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

90

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Additional information about RiverSource of New York Account 8 (Registrant) is included in the SAI. The SAI is available, without charge, upon request. To request the SAI, to obtain information about your policy or for other investor inquiries, contact your sales representative or RiverSource Life Insurance Co. of New York at the telephone number and address listed below. The SAI dated the same date as this prospectus is incorporated by reference into this prospectus.
Reports and other information about the Registrant are available on the SEC’s Internet site at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File # #811-05213
EDGAR Contract Identifier C000206155
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Co. of New York, Albany, New York. Affiliated with Ameriprise Financial Services, LLC.
© 2008-2025 RiverSource Life Insurance Company. All rights reserved.

RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-541-2251
PRO9089_12_D01_(05/25)

PART B: STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

FOR

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 6 INSURANCE (VUL 6 – NY)

RIVERSOURCE® SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE (SVUL – NY)

May 1, 2025

Issued by:	RiverSource Life Insurance Co. of New York

20 Madison Avenue Extension

Albany, NY 12203

Telephone: 1-800-541-2251

(Home Office)

Website address: riversource.com/lifeinsurance

RiverSource of New York Account 8

RiverSource of New York Account 8 is a separate account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained by writing or calling us at the address and telephone number above.

SAI9020_12_D01_(05/25)

2	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Information about RiverSource Life of NY

We are a stock life insurance company organized in 1972 under the laws of the state of New York and are located at 20 Madison Avenue Extension, Albany, NY 12203. Our mailing address is: 70500 Ameriprise Financial Center, Minneapolis, MN 55474.

We conduct a conventional life insurance business in the state of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

OWNERSHIP

RiverSource Life of NY, a New York corporation is a wholly-owned subsidiary of RiverSource Life Insurance Company, a Minnesota Corporation which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Ameriprise Financial family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

STATE REGULATION

We are subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services (the Department). We file an annual statement in a prescribed form with the Department. Our books and accounts are subject to review by the Department at all times and a full examination of our operations is conducted periodically.

REPORTS

At least once a year we will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

RATING AGENCIES

Generally, RiverSource Life of NY does not receive individual ratings from rating agencies but receives the same ratings as its parent, RiverSource Life Insurance Company. Rating agencies evaluate the creditworthiness and claims-paying ability of insurance companies on a number of different factors. These ratings reflect each agency’s estimation of our ability to meet our contractual obligations such as paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.

For detailed information on the agency rating given to us, see “Investor Relations — Financial Information — Credit Ratings” on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best	www.ambest.com

Moody’s	www.moodys.com

Standard & Poor’s	www.standardandpoors.com

A.M. Best — Rates insurance companies for their financial strength.

Moody’s — Rates insurance companies for their financial strength.

Standard & Poor’s — Rates insurance companies for their financial strength.

The Variable Account

We established RiverSource of New York Account 8 (the “Variable Account”) on Sept. 12, 1985, under New York law. It is registered as a single unit investment trust under the Investment Company Act of 1940. This registration does not involve any SEC supervision of the Variable Account’s management or investment practices or policies.

The Variable Account meets the definition of a separate account under federal securities laws. Other variable life insurance policies that are not described in this statement of additional information also invest in subaccounts of the Variable Account.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	3

Principal Underwriter

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the policy, which is offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The policies are offered to the public through certain securities broker-dealers that have entered into sales agreements with us and RiverSource Distributors and whose personnel are legally authorized to sell life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors by RiverSource Life of NY for the variable accounts in 2024 was $20,338,738 in 2023 was $18,456,768, and in 2022 was $20,929,617. RiverSource Distributors retains no underwriting commissions from the sale of the policy.

Non-Principal Risks of Investing in the Policy

Fund of Funds Risk. Funds that are “funds of funds” (or “feeder funds”) invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return.

Money Market Fund Sub-Account Delay of Payment Risk. If, pursuant to SEC rules, a Fund that is a money market fund suspends payment of redemption proceeds in connection with a liquidation of such Fund, we will delay payment of any transfer, partial withdrawal, full surrender, or death benefit from the corresponding Subaccount until the Fund is liquidated.

Mixed and Shared Funding Risk. Fund shares may be sold to our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another underlying Fund.

LIMITATIONS ON USE OF THE POLICY

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a premium payment. We may also be required to block an Owner’s access to Policy Values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate government authority or a court of competent jurisdiction.

BUSINESS CONTINUITY/DISASTER RECOVERY

Disruptive events, including natural or man-made disasters and public health crises may adversely affect our ability to conduct business, including if our employees, the employees of intermediaries or service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations could interfere with processing of transactions (including the issuance of policies). Also, disruptions may interfere with our ability to receive, pick up and process mail and messages, impact our ability to calculate values, or cause other operational or system issues. Furthermore, these disruptions may persist even if our employees, the employees of intermediaries or service providers are able to work remotely. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that RiverSource Life, the Funds, or our service providers will avoid losses affecting your policy due to a disaster or other catastrophe.

4	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Services

Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus.

We also have entered into agreements with certain entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life of NY may change over time. Entities that provided a significant amount of services to RiverSource Life of NY, the compensation paid, and the basis for remuneration are listed below. Ameriprise Financial, Inc. and RiverSource Life Insurance Company are affiliated with RiverSource Life of NY.

Name of Service Provider	Services Provided	Principal Business Address	Basis for Remuneration
Ameriprise Financial, Inc. (“AFI”)	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	901 Third Avenue South, Minneapolis, MN 55402 USA	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses)

RiverSource Life Insurance Company	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue South Minneapolis, MN 55474 USA	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses)

The aggregate dollar amount paid to AFI by RiverSource Life of NY for the services provided in 2024 was $846,488, in 2023 was $924,559, and in 2022 was $945,315.

The aggregate dollar amount paid to RiverSource Life Insurance Company by RiverSource Life of NY for the services provided in 2024 was $7,503,799, in 2023 was $8,187,310, and in 2022 was $6,710,395.

Custodian

RiverSource Life of NY is the custodian of the assets of RiverSource of New York Account 8. RiverSource Life of NY holds these assets for safekeeping, maintains records and accounts relating to the variable account including purchase and redemption transactions, and is responsible for administration of the policies. RiverSource Life of NY’s principal offices are located at 20 Madison Avenue Extension, Albany, NY 12203.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	5

Additional Information about the Operation of the Policies

ADDITIONAL INFORMATION ON PAYMENT OPTIONS FOR VUL 6 – NY and SVUL – NY

VUL 6 – NY/SVUL – NY

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$8.44

15	5.66

20	4.27

25	3.44

30	2.88

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for

Age Payee	Beginning in Year	5 Year		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2025	$3.60	$3.21	$3.55	$3.19	$3.44	$3.14

	2030	3.53	3.16	3.48	3.14	3.39	3.09

	2035	3.46	3.10	3.42	3.08	3.34	3.05

	2040	3.40	3.05	3.37	3.04	3.29	3.00

	2045	3.35	3.01	3.31	2.99	3.24	2.96

70	2025	4.34	3.84	4.21	3.79	3.99	3.67

	2030	4.25	3.77	4.13	3.72	3.92	3.61

	2035	4.16	3.69	4.05	3.65	3.87	3.55

	2040	4.08	3.63	3.98	3.59	3.81	3.50

	2045	4.00	3.56	3.91	3.53	3.75	3.45

75	2025	5.33	4.74	5.03	4.58	4.57	4.30

	2030	5.20	4.63	4.93	4.49	4.51	4.23

	2035	5.08	4.53	4.84	4.40	4.45	4.17

	2040	4.97	4.43	4.75	4.32	4.39	4.11

	2045	4.87	4.34	4.67	4.24	4.34	4.05

85	2025	8.40	7.77	6.98	6.70	5.52	5.44

	2030	8.20	7.57	6.90	6.60	5.50	5.41

	2035	8.02	7.37	6.81	6.50	5.47	5.38

	2040	7.84	7.19	6.72	6.40	5.45	5.36

	2045	7.67	7.03	6.64	6.30	5.43	5.33

The table above is based on the “Annuity 2000 Mortality Table” with 100% Projection Scale G at 0.50% annual effective interest rate. Settlement rates for any combination of year, age and sex not shown above will be calculated on the same basis as those rates shown in the table above. We will furnish such rates upon request.

6	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Independent Registered Public Accounting Firm

The financial statements of RiverSource Life Insurance Co. of New York as of December 31, 2024 and December 31, 2023 and for each of the three years in the period ended December 31, 2024 and the financial statements of each of the divisions of RiverSource of New York Account as of December 31, 2024 and for the period then ended and the statement of changes in net assets for each of the two years in the period ended December 31, 2024 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

AND THE POLICY OWNERS OF RIVERSOURCE OF NEW YORK ACCOUNT 8

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource of New York Account 8, as indicated in Note 1, as of December 31, 2024, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource of New York Account 8 as of December 31, 2024, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Co. of New York management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource of New York Account 8 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource of New York Account 8 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 24, 2025

We have served as the auditor of one or more of the divisions of RiverSource of New York Account 8 since 2010.

8	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2024	AB VPS Dyn Asset Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B
Assets
Investments, at fair value(1),(2)	$530	$2,555,100	$1,015,041	$3,400,799	$2,616,341
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	1,648	—	—	232
Receivable for share redemptions	—	1,007	—	1,018	996
Total assets	530	2,557,755	1,015,041	3,401,817	2,617,569

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	1,007	—	1,018	996
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	1,648	—	—	232
Total liabilities	—	2,655	—	1,018	1,228
Net assets applicable to Variable Life contracts in accumulation period	—	2,555,100	1,015,041	3,400,401	2,616,341
Net assets applicable to seed money	530	—	—	398	—
Total net assets	$530	$2,555,100	$1,015,041	$3,400,799	$2,616,341
(1) Investment shares	55	169,661	11,365	42,659	84,754
(2) Investments, at cost	$594	$2,437,072	$910,127	$2,729,461	$2,480,539

December 31, 2024 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 1	Allspg VT Sm Cap Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$593,768	$24,071	$1,342,161	$392,489	$1,447,951
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	41	989	5
Receivable for share redemptions	187	—	439	—	376
Total assets	593,955	24,071	1,342,641	393,478	1,448,332

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	187	—	439	—	365
Contract terminations	—	—	—	—	11
Payable for investments purchased	—	—	41	989	5
Total liabilities	187	—	480	989	381
Net assets applicable to Variable Life contracts in accumulation period	593,648	24,071	1,342,005	392,489	1,447,951
Net assets applicable to seed money	120	—	156	—	—
Total net assets	$593,768	$24,071	$1,342,161	$392,489	$1,447,951
(1) Investment shares	29,898	897	49,969	39,288	155,193
(2) Investments, at cost	$584,269	$23,161	$1,267,806	$377,146	$1,509,309

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	9

Statement of Assets and Liabilities

December 31, 2024 (continued)	ALPS Alerian Engy Infr, Class I	ALPS Alerian Engy Infr, Class III	BlackRock Global Alloc, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I
Assets
Investments, at fair value(1),(2)	$89,033	$542,713	$291,801	$565,831	$2,581,102
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	300
Receivable for share redemptions	656	254	—	230	1,196
Total assets	89,689	542,967	291,801	566,061	2,582,598

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	254	—	230	1,080
Contract terminations	656	—	—	—	116
Payable for investments purchased	—	—	—	—	300
Total liabilities	656	254	—	230	1,496
Net assets applicable to Variable Life contracts in accumulation period	89,033	542,485	291,801	565,710	2,580,903
Net assets applicable to seed money	—	228	—	121	199
Total net assets	$89,033	$542,713	$291,801	$565,831	$2,581,102
(1) Investment shares	6,230	38,005	17,706	43,897	942,008
(2) Investments, at cost	$71,084	$369,024	$302,364	$608,376	$2,276,268

December 31, 2024 (continued)	Col VP Bal, Cl 1	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 1
Assets
Investments, at fair value(1),(2)	$2,554,838	$18,706,480	$69,559	$40,849	$456,834
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	377	458	95	—	158
Receivable for share redemptions	—	12,340	—	—	—
Total assets	2,555,215	18,719,278	69,654	40,849	456,992

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	12,254	—	—	—
Contract terminations	—	86	—	—	—
Payable for investments purchased	377	458	95	—	158
Total liabilities	377	12,798	95	—	158
Net assets applicable to Variable Life contracts in accumulation period	2,554,838	18,706,480	69,559	40,849	456,834
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$2,554,838	$18,706,480	$69,559	$40,849	$456,834
(1) Investment shares	52,268	387,378	17,928	10,778	8,460
(2) Investments, at cost	$2,168,100	$8,513,702	$81,238	$50,818	$333,133

See accompanying notes to financial statements.

10	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2024 (continued)	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 1	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 1
Assets
Investments, at fair value(1),(2)	$335,703	$298,626	$541,881	$32,793,527	$528,171
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	1,920	—	16	29
Receivable for share redemptions	—	—	—	31,521	—
Total assets	335,703	300,546	541,881	32,825,064	528,200

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	23,493	—
Contract terminations	—	—	—	8,028	—
Payable for investments purchased	—	1,920	—	16	29
Total liabilities	—	1,920	—	31,537	29
Net assets applicable to Variable Life contracts in accumulation period	335,703	298,626	541,881	32,793,527	528,171
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$335,703	$298,626	$541,881	$32,793,527	$528,171
(1) Investment shares	6,414	2,644	4,975	295,864	11,662
(2) Investments, at cost	$217,871	$237,250	$256,708	$7,744,210	$500,673

December 31, 2024 (continued)	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 1
Assets
Investments, at fair value(1),(2)	$322,661	$12,854,074	$38,025	$16,847	$252,014
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	41	—	—	222
Receivable for share redemptions	—	6,772	—	—	—
Total assets	322,661	12,860,887	38,025	16,847	252,236

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	6,181	—	—	—
Contract terminations	—	591	—	—	—
Payable for investments purchased	—	41	—	—	222
Total liabilities	—	6,813	—	—	222
Net assets applicable to Variable Life contracts in accumulation period	322,661	12,854,074	38,025	16,847	252,014
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$322,661	$12,854,074	$38,025	$16,847	$252,014
(1) Investment shares	7,395	289,181	4,789	2,124	24,539
(2) Investments, at cost	$251,791	$6,472,308	$37,642	$19,188	$310,061

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	11

Statement of Assets and Liabilities

December 31, 2024 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 1	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3
Assets
Investments, at fair value(1),(2)	$378,060	$1,854,983	$6,684	$93,901	$1,197,880
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	97	—	—	30
Receivable for share redemptions	—	949	—	—	574
Total assets	378,060	1,856,029	6,684	93,901	1,198,484

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	870	—	—	550
Contract terminations	—	79	—	—	24
Payable for investments purchased	—	97	—	—	30
Total liabilities	—	1,046	—	—	604
Net assets applicable to Variable Life contracts in accumulation period	378,060	1,854,983	6,606	93,901	1,197,880
Net assets applicable to seed money	—	—	78	—	—
Total net assets	$378,060	$1,854,983	$6,684	$93,901	$1,197,880
(1) Investment shares	37,655	182,398	857	12,275	154,965
(2) Investments, at cost	$518,186	$2,498,141	$6,607	$103,631	$1,386,159

December 31, 2024 (continued)	Col VP Govt Money Mkt, Cl 1	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1	Col VP Hi Yield Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$496,678	$494,577	$3,692,183	$225,402	$368,481
Dividends receivable	57	53	414	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	65	324	—
Receivable for share redemptions	—	—	2,239	—	—
Total assets	496,735	494,630	3,694,901	225,726	368,481

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	1,713	—	—
Contract terminations	—	—	526	—	—
Payable for investments purchased	—	—	65	324	—
Total liabilities	—	—	2,304	324	—
Net assets applicable to Variable Life contracts in accumulation period	496,735	494,630	3,692,597	225,402	368,481
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$496,735	$494,630	$3,692,597	$225,402	$368,481
(1) Investment shares	496,678	494,577	3,692,183	36,591	60,605
(2) Investments, at cost	$496,678	$494,576	$3,692,181	$223,605	$387,624

See accompanying notes to financial statements.

12	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2024 (continued)	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1
Assets
Investments, at fair value(1),(2)	$2,583,872	$27,357	$89,371	$1,255,654	$115,701
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	38	631
Receivable for share redemptions	1,262	—	—	645	—
Total assets	2,585,134	27,357	89,371	1,256,337	116,332

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,190	—	—	562	—
Contract terminations	72	—	—	83	—
Payable for investments purchased	—	—	—	38	631
Total liabilities	1,262	—	—	683	631
Net assets applicable to Variable Life contracts in accumulation period	2,583,872	27,357	89,371	1,255,654	115,701
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$2,583,872	$27,357	$89,371	$1,255,654	$115,701
(1) Investment shares	420,826	4,308	14,186	195,890	13,873
(2) Investments, at cost	$2,738,710	$29,476	$92,030	$1,391,314	$127,941

December 31, 2024 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3
Assets
Investments, at fair value(1),(2)	$66,086	$5,767,393	$2,849,265	$640,113	$3,745,761
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	4,738	2,067	—	14
Receivable for share redemptions	—	2,915	—	—	8,237
Total assets	66,086	5,775,046	2,851,332	640,113	3,754,012

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	2,915	—	—	1,837
Contract terminations	—	—	—	—	6,400
Payable for investments purchased	—	4,738	2,067	—	14
Total liabilities	—	7,653	2,067	—	8,251
Net assets applicable to Variable Life contracts in accumulation period	66,086	5,767,393	2,849,265	640,113	3,745,761
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$66,086	$5,767,393	$2,849,265	$640,113	$3,745,761
(1) Investment shares	7,962	690,706	58,196	13,565	77,842
(2) Investments, at cost	$72,982	$6,864,194	$1,984,502	$341,805	$1,490,874

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	13

Statement of Assets and Liabilities

December 31, 2024 (continued)	Col VP Lg Cap Index, Cl 1	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 1	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 1
Assets
Investments, at fair value(1),(2)	$8,511,811	$16,440,960	$44,269	$882,963	$10,416
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	45,916	227	—	—	—
Receivable for share redemptions	—	7,872	—	515	—
Total assets	8,557,727	16,449,059	44,269	883,478	10,416

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	6,627	—	406	—
Contract terminations	—	1,245	—	109	—
Payable for investments purchased	45,916	227	—	—	—
Total liabilities	45,916	8,099	—	515	—
Net assets applicable to Variable Life contracts in accumulation period	8,511,811	16,440,960	44,269	882,873	10,416
Net assets applicable to seed money	—	—	—	90	—
Total net assets	$8,511,811	$16,440,960	$44,269	$882,963	$10,416
(1) Investment shares	169,086	331,939	4,635	92,846	1,431
(2) Investments, at cost	$6,382,979	$7,895,824	$43,806	$877,255	$12,567

December 31, 2024 (continued)	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Overseas Core, Cl 1	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 1
Assets
Investments, at fair value(1),(2)	$717	$527,712	$196,503	$4,623,798	$899,340
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	624	3,950	2,940	1,166
Receivable for share redemptions	—	—	—	3,487	—
Total assets	717	528,336	200,453	4,630,225	900,506

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	3,335	—
Contract terminations	—	—	—	152	—
Payable for investments purchased	—	624	3,950	2,940	1,166
Total liabilities	—	624	3,950	6,427	1,166
Net assets applicable to Variable Life contracts in accumulation period	717	527,712	196,503	4,623,695	899,340
Net assets applicable to seed money	—	—	—	103	—
Total net assets	$717	$527,712	$196,503	$4,623,798	$899,340
(1) Investment shares	99	39,948	15,023	351,352	20,585
(2) Investments, at cost	$1,037	$530,543	$196,567	$4,040,363	$787,272

See accompanying notes to financial statements.

14	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2024 (continued)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 1	Col VP Select Mid Cap Gro, Cl 2	Col VP Select Mid Cap Gro, Cl 3
Assets
Investments, at fair value(1),(2)	$204,245	$774,146	$523,832	$122,265	$1,200,223
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	567	—	—	—
Receivable for share redemptions	194	361	—	—	547
Total assets	204,439	775,074	523,832	122,265	1,200,770

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	361	—	—	500
Contract terminations	194	—	—	—	47
Payable for investments purchased	—	567	—	—	—
Total liabilities	194	928	—	—	547
Net assets applicable to Variable Life contracts in accumulation period	204,245	773,945	523,832	122,265	1,200,223
Net assets applicable to seed money	—	201	—	—	—
Total net assets	$204,245	$774,146	$523,832	$122,265	$1,200,223
(1) Investment shares	4,846	18,054	9,329	2,257	21,771
(2) Investments, at cost	$154,929	$505,941	$384,518	$72,001	$756,077

December 31, 2024 (continued)	Col VP Select Mid Cap Val, Cl 1	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1	Col VP Select Sm Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$465,104	$178,516	$988,743	$166,369	$169,828
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	19	4	—	—
Receivable for share redemptions	—	—	349	—	3,775
Total assets	465,104	178,535	989,096	166,369	173,603

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	349	—	—
Contract terminations	—	—	—	—	3,775
Payable for investments purchased	—	19	4	—	—
Total liabilities	—	19	353	—	3,775
Net assets applicable to Variable Life contracts in accumulation period	465,104	178,516	988,743	166,369	169,828
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$465,104	$178,516	$988,743	$166,369	$169,828
(1) Investment shares	11,218	4,454	24,258	4,230	4,476
(2) Investments, at cost	$393,961	$117,363	$621,963	$140,666	$119,607

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	15

Statement of Assets and Liabilities

December 31, 2024 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP Sel Gbl Tech, Cl 1	Col VP Sel Gbl Tech, Cl 2	Col VP Strategic Inc, Cl 1	Col VP Strategic Inc, Cl 2
Assets
Investments, at fair value(1),(2)	$1,217,309	$367,861	$102,548	$203,851	$283,993
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	73	—	—	304	—
Receivable for share redemptions	614	—	—	—	—
Total assets	1,217,996	367,861	102,548	204,155	283,993

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	560	—	—	—	—
Contract terminations	54	—	—	—	—
Payable for investments purchased	73	—	—	304	—
Total liabilities	687	—	—	304	—
Net assets applicable to Variable Life contracts in accumulation period	1,217,139	367,861	102,548	203,851	283,993
Net assets applicable to seed money	170	—	—	—	—
Total net assets	$1,217,309	$367,861	$102,548	$203,851	$283,993
(1) Investment shares	31,496	10,788	3,629	55,095	77,806
(2) Investments, at cost	$720,221	$293,736	$84,382	$208,002	$287,904

December 31, 2024 (continued)	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP AC Div Bond, Cl 1
Assets
Investments, at fair value(1),(2)	$21,954	$18,922	$1,184,019	$363,733	$29,756
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	723	—	—
Receivable for share redemptions	—	—	603	177	—
Total assets	21,954	18,922	1,185,345	363,910	29,756

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	587	161	—
Contract terminations	—	—	16	16	—
Payable for investments purchased	—	—	723	—	—
Total liabilities	—	—	1,326	177	—
Net assets applicable to Variable Life contracts in accumulation period	21,954	18,922	1,184,019	363,616	29,756
Net assets applicable to seed money	—	—	—	117	—
Total net assets	$21,954	$18,922	$1,184,019	$363,733	$29,756
(1) Investment shares	2,503	2,163	135,008	20,230	3,325
(2) Investments, at cost	$23,094	$20,319	$1,346,660	$470,850	$33,188

See accompanying notes to financial statements.

16	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2024 (continued)	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 1
Assets
Investments, at fair value(1),(2)	$24,391	$47,976	$18,696	$517,698	$80,823
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	33	—
Receivable for share redemptions	—	—	—	240	—
Total assets	24,391	47,976	18,696	517,971	80,823

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	226	—
Contract terminations	—	—	—	14	—
Payable for investments purchased	—	—	—	33	—
Total liabilities	—	—	—	273	—
Net assets applicable to Variable Life contracts in accumulation period	24,391	47,976	18,696	517,698	80,823
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$24,391	$47,976	$18,696	$517,698	$80,823
(1) Investment shares	2,738	10,978	4,399	119,285	11,851
(2) Investments, at cost	$28,331	$57,112	$22,620	$649,123	$84,087

December 31, 2024 (continued)	CTIVP CenterSquare Real Est, Cl 2	CTIVP MFS Val, Cl 1	CTIVP MFS Val, Cl 2	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Prin Blue Chip Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$207,575	$533,567	$285,727	$165,077	$116,623
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	—	—	—	—
Total assets	207,575	533,567	285,727	165,077	116,623

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	—	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	207,575	533,567	285,727	165,077	116,623
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$207,575	$533,567	$285,727	$165,077	$116,623
(1) Investment shares	30,797	12,429	6,900	2,304	1,688
(2) Investments, at cost	$240,947	$495,572	$192,418	$124,006	$69,469

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	17

Statement of Assets and Liabilities

December 31, 2024 (continued)	CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 1
Assets
Investments, at fair value(1),(2)	$229,224	$150,027	$83,356	$42,424	$757,846
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	648
Receivable for share redemptions	—	—	—	—	—
Total assets	229,224	150,027	83,356	42,424	758,494

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	648
Total liabilities	—	—	—	—	648
Net assets applicable to Variable Life contracts in accumulation period	229,224	150,027	83,356	42,424	757,846
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$229,224	$150,027	$83,356	$42,424	$757,846
(1) Investment shares	5,836	3,962	9,170	4,688	14,927
(2) Investments, at cost	$191,831	$104,529	$92,457	$46,072	$648,554

December 31, 2024 (continued)	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP Westfield Sel Lg Cp Gr, Cl 1
Assets
Investments, at fair value(1),(2)	$548,799	$1,112,696	$120,981	$90,162	$215,499
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	121	960	—	—
Receivable for share redemptions	—	524	—	—	374
Total assets	548,799	1,113,341	121,941	90,162	215,873

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	506	—	—	—
Contract terminations	—	18	—	—	374
Payable for investments purchased	—	121	960	—	—
Total liabilities	—	645	960	—	374
Net assets applicable to Variable Life contracts in accumulation period	548,799	1,112,696	120,981	90,162	215,499
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$548,799	$1,112,696	$120,981	$90,162	$215,499
(1) Investment shares	11,207	22,303	2,303	1,783	3,649
(2) Investments, at cost	$344,938	$677,627	$95,469	$62,234	$158,515

See accompanying notes to financial statements.

18	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2024 (continued)	CTIVP Westfield Sel Lg Cp Gr, Cl 2	CVT EAFE Intl Index, Cl F	CVT EAFE Intl Index, Cl I	CVT Nasdaq 100 Index, Cl F	CVT Nasdaq 100 Index, Cl I
Assets
Investments, at fair value(1),(2)	$67,471	$18,261	$169,263	$65,957	$360,945
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	—	—	—	442
Total assets	67,471	18,261	169,263	65,957	361,387

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	442
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	—	—	—	442
Net assets applicable to Variable Life contracts in accumulation period	67,471	18,261	169,263	65,957	360,945
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$67,471	$18,261	$169,263	$65,957	$360,945
(1) Investment shares	1,186	193	1,766	406	2,157
(2) Investments, at cost	$55,502	$18,150	$165,540	$56,899	$323,308

December 31, 2024 (continued)	CVT Russ 2000 Sm Cap Ind, Cl F	CVT Russ 2000 Sm Cap Ind, Cl I	DWS Alt Asset Alloc VIP, Cl A	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl
Assets
Investments, at fair value(1),(2)	$16,721	$86,606	$135,029	$308,271	$1,455,720
Dividends receivable	—	—	—	—	8,689
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	1
Receivable for share redemptions	—	26	—	27	749
Total assets	16,721	86,632	135,029	308,298	1,465,159

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	27	692
Contract terminations	—	26	—	—	57
Payable for investments purchased	—	—	—	—	8,690
Total liabilities	—	26	—	27	9,439
Net assets applicable to Variable Life contracts in accumulation period	16,721	86,606	135,029	308,177	1,453,311
Net assets applicable to seed money	—	—	—	94	2,409
Total net assets	$16,721	$86,606	$135,029	$308,271	$1,455,720
(1) Investment shares	197	1,008	10,427	23,823	169,073
(2) Investments, at cost	$15,482	$80,508	$134,656	$311,275	$1,508,523

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	19

Statement of Assets and Liabilities

December 31, 2024 (continued)	EV VT Floating-Rate Inc, Inst Cl(3)	Fid VIP Contrafund, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Emer Mkts, Init Cl	Fid VIP Energy, Init Cl
Assets
Investments, at fair value(1),(2)	$6,103	$2,012,247	$7,879,819	$3,298	$1,231
Dividends receivable	36	—	—	—	—
Receivable for reimbursement of income from trade error	23	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	1,022	—	—	—
Receivable for share redemptions	—	—	5,545	—	—
Total assets	6,162	2,013,269	7,885,364	3,298	1,231

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	3,211	—	—
Contract terminations	—	—	2,334	—	—
Payable for investments purchased	36	1,022	—	—	—
Total liabilities	36	1,022	5,545	—	—
Net assets applicable to Variable Life contracts in accumulation period	3,966	2,012,247	7,879,495	3,211	1,123
Net assets applicable to seed money	2,160	—	324	87	108
Total net assets	$6,126	$2,012,247	$7,879,819	$3,298	$1,231
(1) Investment shares	708	34,730	141,979	287	49
(2) Investments, at cost	$6,109	$1,859,391	$6,078,871	$3,302	$1,317
(3) See Note 9 in the Notes to Financial Statements.

December 31, 2024 (continued)	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Gro Opp, Init Cl	Fid VIP Invest Gr, Init Cl	Fid VIP Mid Cap, Init Cl
Assets
Investments, at fair value(1),(2)	$5,240,442	$2,453,023	$98,715	$36,743	$869,539
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	15	—	—	—
Receivable for share redemptions	4,056	772	—	—	—
Total assets	5,244,498	2,453,810	98,715	36,743	869,539

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	2,899	772	—	—	—
Contract terminations	1,157	—	—	—	—
Payable for investments purchased	—	15	—	—	—
Total liabilities	4,056	787	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	5,240,442	2,452,855	98,715	36,743	869,539
Net assets applicable to seed money	—	168	—	—	—
Total net assets	$5,240,442	$2,453,023	$98,715	$36,743	$869,539
(1) Investment shares	173,928	83,351	1,189	3,346	23,151
(2) Investments, at cost	$3,398,853	$1,963,593	$97,039	$38,172	$889,007

See accompanying notes to financial statements.

20	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2024 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Init Cl
Assets
Investments, at fair value(1),(2)	$6,222,657	$5,802,465	$1,589,418	$1,237,285	$601,820
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	22	4,482	145	828
Receivable for share redemptions	5,305	1,765	1,004	393	—
Total assets	6,227,962	5,804,252	1,594,904	1,237,823	602,648

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	3,684	1,765	956	393	—
Contract terminations	1,621	—	48	—	—
Payable for investments purchased	—	22	4,482	145	828
Total liabilities	5,305	1,787	5,486	538	828
Net assets applicable to Variable Life contracts in accumulation period	6,222,657	5,802,280	1,589,418	1,237,147	601,820
Net assets applicable to seed money	—	185	—	138	—
Total net assets	$6,222,657	$5,802,465	$1,589,418	$1,237,285	$601,820
(1) Investment shares	168,544	163,542	62,798	49,196	56,140
(2) Investments, at cost	$5,706,074	$5,749,581	$1,334,296	$1,156,728	$608,757

December 31, 2024 (continued)	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 1	Frank Inc, Cl 2	Frank Mutual Shares, Cl 1
Assets
Investments, at fair value(1),(2)	$23,289	$1,802,383	$61,370	$478,492	$30,565
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	1,344	29	—	—
Receivable for share redemptions	—	864	—	228	—
Total assets	23,289	1,804,591	61,399	478,720	30,565

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	765	—	228	—
Contract terminations	—	99	—	—	—
Payable for investments purchased	—	1,344	29	—	—
Total liabilities	—	2,208	29	228	—
Net assets applicable to Variable Life contracts in accumulation period	23,289	1,802,383	61,370	478,375	30,565
Net assets applicable to seed money	—	—	—	117	—
Total net assets	$23,289	$1,802,383	$61,370	$478,492	$30,565
(1) Investment shares	2,203	146,893	4,059	33,321	1,815
(2) Investments, at cost	$24,206	$2,087,256	$61,427	$489,837	$28,554
See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	21

Statement of Assets and Liabilities

December 31, 2024 (continued)	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 1	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
Assets
Investments, at fair value(1),(2)	$1,752,176	$247,381	$2,972,298	$6,330,532	$37,587
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	737	389	10	—	—
Receivable for share redemptions	670	—	1,778	3,250	15
Total assets	1,753,583	247,770	2,974,086	6,333,782	37,602

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	670	—	1,227	2,806	15
Contract terminations	—	—	551	444	—
Payable for investments purchased	737	389	10	—	—
Total liabilities	1,407	389	1,788	3,250	15
Net assets applicable to Variable Life contracts in accumulation period	1,752,176	247,381	2,972,298	6,330,532	37,337
Net assets applicable to seed money	—	—	—	—	250
Total net assets	$1,752,176	$247,381	$2,972,298	$6,330,532	$37,587
(1) Investment shares	106,905	16,148	207,563	375,254	4,233
(2) Investments, at cost	$1,874,859	$232,082	$3,079,454	$6,171,184	$39,217

December 31, 2024 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I
Assets
Investments, at fair value(1),(2)	$446,097	$3,151,214	$773,227	$1,174,764	$35,948
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	81	—	—
Receivable for share redemptions	258	1,895	446	423	—
Total assets	446,355	3,153,109	773,754	1,175,187	35,948

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	237	1,375	446	423	—
Contract terminations	21	520	—	—	—
Payable for investments purchased	—	—	81	—	—
Total liabilities	258	1,895	527	423	—
Net assets applicable to Variable Life contracts in accumulation period	446,097	3,151,214	773,227	1,174,433	35,948
Net assets applicable to seed money	—	—	—	331	—
Total net assets	$446,097	$3,151,214	$773,227	$1,174,764	$35,948
(1) Investment shares	33,192	145,351	9,722	16,407	4,244
(2) Investments, at cost	$421,773	$2,704,189	$540,414	$983,618	$39,955

See accompanying notes to financial statements.

22	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2024 (continued)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I
Assets
Investments, at fair value(1),(2)	$279,578	$533,190	$11,977,612	$976,451	$1,107,258
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	4	—	10	—
Receivable for share redemptions	93	280	11,762	578	496
Total assets	279,671	533,474	11,989,374	977,039	1,107,754

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	93	280	8,888	467	470
Contract terminations	—	—	2,874	111	26
Payable for investments purchased	—	4	—	10	—
Total liabilities	93	284	11,762	588	496
Net assets applicable to Variable Life contracts in accumulation period	279,475	533,046	11,977,612	975,952	1,107,258
Net assets applicable to seed money	103	144	—	499	—
Total net assets	$279,578	$533,190	$11,977,612	$976,451	$1,107,258
(1) Investment shares	33,806	25,870	356,264	12,514	42,784
(2) Investments, at cost	$317,646	$487,583	$10,254,899	$921,183	$1,058,873

December 31, 2024 (continued)	Invesco VI EQV Intl Eq, Ser II	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II
Assets
Investments, at fair value(1),(2)	$1,066,345	$573,558	$1,722,539	$44,542	$1,440,992
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	22	1,932	—	—	202
Receivable for share redemptions	479	—	570	—	644
Total assets	1,066,846	575,490	1,723,109	44,542	1,441,838

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	479	—	570	—	644
Contract terminations	—	—	—	—	—
Payable for investments purchased	22	1,932	—	—	202
Total liabilities	501	1,932	570	—	846
Net assets applicable to Variable Life contracts in accumulation period	1,066,177	573,558	1,722,282	44,542	1,440,916
Net assets applicable to seed money	168	—	257	—	76
Total net assets	$1,066,345	$573,558	$1,722,539	$44,542	$1,440,992
(1) Investment shares	32,422	14,343	44,556	10,383	326,016
(2) Investments, at cost	$1,092,793	$540,809	$1,706,170	$43,545	$1,613,207

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	23

Statement of Assets and Liabilities

December 31, 2024 (continued)	Invesco VI Mn St Sm Cap, Ser I	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Invesco VI Tech, Ser II	Janus Henderson VIT Bal, Inst
Assets
Investments, at fair value(1),(2)	$454,948	$1,998,634	$1,746,829	$8,599	$971,399
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	360	33	3	—	1,920
Receivable for share redemptions	—	2,300	800	—	—
Total assets	455,308	2,000,967	1,747,632	8,599	973,319

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	556	676	—	—
Contract terminations	—	1,744	124	—	—
Payable for investments purchased	360	33	3	—	1,920
Total liabilities	360	2,333	803	—	1,920
Net assets applicable to Variable Life contracts in accumulation period	454,948	1,998,634	1,746,829	8,599	971,399
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$454,948	$1,998,634	$1,746,829	$8,599	$971,399
(1) Investment shares	15,554	70,152	73,396	426	18,965
(2) Investments, at cost	$431,155	$1,733,814	$1,521,177	$6,264	$833,081

December 31, 2024 (continued)	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv
Assets
Investments, at fair value(1),(2)	$50,813	$907,723	$388,337	$46,913	$2,644,952
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	109
Receivable for share redemptions	—	437	—	—	1,480
Total assets	50,813	908,160	388,337	46,913	2,646,541

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	420	—	—	1,233
Contract terminations	—	17	—	—	247
Payable for investments purchased	—	—	—	—	109
Total liabilities	—	437	—	—	1,589
Net assets applicable to Variable Life contracts in accumulation period	50,813	907,723	388,337	46,913	2,644,952
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$50,813	$907,723	$388,337	$46,913	$2,644,952
(1) Investment shares	934	12,148	39,829	4,316	124,998
(2) Investments, at cost	$40,226	$720,656	$400,617	$49,256	$1,594,824

See accompanying notes to financial statements.

24	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2024 (continued)	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Inv	Lazard Ret Global Dyn MA, Serv
Assets
Investments, at fair value(1),(2)	$1,751,750	$73,477	$803,181	$16,369	$15,700
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	1,330	—	—	—	—
Receivable for share redemptions	866	—	398	—	8
Total assets	1,753,946	73,477	803,579	16,369	15,708

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	866	—	377	—	8
Contract terminations	—	—	21	—	—
Payable for investments purchased	1,330	—	—	—	—
Total liabilities	2,196	—	398	—	8
Net assets applicable to Variable Life contracts in accumulation period	1,751,578	73,477	802,927	16,369	15,353
Net assets applicable to seed money	172	—	254	—	347
Total net assets	$1,751,750	$73,477	$803,181	$16,369	$15,700
(1) Investment shares	41,938	1,237	14,231	1,252	1,207
(2) Investments, at cost	$1,480,386	$45,628	$549,355	$15,353	$15,320

December 31, 2024 (continued)	Lord Abt Bond Debenture, Cl VC	LVIP AC Intl, Serv Cl	LVIP AC Intl, Std Cl II	LVIP AC Mid Cap Val, Std Cl II	LVIP AC Val, Serv Cl
Assets
Investments, at fair value(1),(2)	$21,150	$659,800	$587,922	$24,162	$2,348,755
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	24	—	—	238
Receivable for share redemptions	—	221	358	—	752
Total assets	21,150	660,045	588,280	24,162	2,349,745

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	221	333	—	752
Contract terminations	—	—	25	—	—
Payable for investments purchased	—	24	—	—	238
Total liabilities	—	245	358	—	990
Net assets applicable to Variable Life contracts in accumulation period	21,150	659,717	587,922	24,162	2,348,664
Net assets applicable to seed money	—	83	—	—	91
Total net assets	$21,150	$659,800	$587,922	$24,162	$2,348,755
(1) Investment shares	2,034	61,808	55,028	1,229	191,798
(2) Investments, at cost	$22,264	$678,983	$539,238	$24,578	$2,118,430

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	25

Statement of Assets and Liabilities

December 31, 2024 (continued)	LVIP AC Val, Std Cl II	Mac VIP Asset Strategy, Serv Cl	Mac VIP Asset Strategy, Std Cl	Mac VIP Intl Core Eq, Std Cl	MFS Gbl Real Est, Init Cl
Assets
Investments, at fair value(1),(2)	$3,865,924	$55,397	$153	$75	$75
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	281	—	—	—	—
Receivable for share redemptions	2,303	9	—	—	—
Total assets	3,868,508	55,406	153	75	75

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	2,303	9	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	281	—	—	—	—
Total liabilities	2,584	9	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	3,865,924	55,165	68	—	—
Net assets applicable to seed money	—	232	85	75	75
Total net assets	$3,865,924	$55,397	$153	$75	$75
(1) Investment shares	316,128	5,963	16	5	6
(2) Investments, at cost	$3,018,394	$55,457	$150	$76	$77

December 31, 2024 (continued)	MFS Intl Gro, Init Cl	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl
Assets
Investments, at fair value(1),(2)	$74,424	$3,433,692	$1,994,114	$92,735	$1,143,778
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	8	—	—	108
Receivable for share redemptions	—	1,652	1,004	—	584
Total assets	74,424	3,435,352	1,995,118	92,735	1,144,470

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	1,629	847	—	424
Contract terminations	—	23	157	—	160
Payable for investments purchased	—	8	—	—	108
Total liabilities	—	1,660	1,004	—	692
Net assets applicable to Variable Life contracts in accumulation period	74,424	3,433,692	1,994,114	92,735	1,143,596
Net assets applicable to seed money	—	—	—	—	182
Total net assets	$74,424	$3,433,692	$1,994,114	$92,735	$1,143,778
(1) Investment shares	4,713	147,179	185,499	2,710	34,224
(2) Investments, at cost	$74,914	$3,022,101	$2,635,419	$94,049	$1,082,361

See accompanying notes to financial statements.

26	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2024 (continued)	MS VIF Dis, Cl I	MS VIF Dis, Cl II	NB AMT Sus Eq, Cl I	NB AMT Sus Eq, Cl S	PIMCO VIT All Asset, Advisor Cl
Assets
Investments, at fair value(1),(2)	$527,285	$1,149,990	$49,139	$60,548	$579,002
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	32
Receivable for share redemptions	76	470	—	—	270
Total assets	527,361	1,150,460	49,139	60,548	579,304

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	455	—	—	270
Contract terminations	76	15	—	—	—
Payable for investments purchased	—	—	—	—	32
Total liabilities	76	470	—	—	302
Net assets applicable to Variable Life contracts in accumulation period	527,285	1,149,990	49,139	60,548	578,913
Net assets applicable to seed money	—	—	—	—	89
Total net assets	$527,285	$1,149,990	$49,139	$60,548	$579,002
(1) Investment shares	80,996	200,347	1,231	1,510	64,765
(2) Investments, at cost	$422,785	$1,502,695	$39,654	$47,882	$660,602

December 31, 2024 (continued)	PIMCO VIT All Asset, Inst Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Tot Return, Inst Cl	Put VT Global Hlth Care, Cl IA
Assets
Investments, at fair value(1),(2)	$16,140	$5,822	$518,842	$166,980	$62,191
Dividends receivable	—	—	1,746	596	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	—	416	—	—
Total assets	16,140	5,822	521,004	167,576	62,191

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	237	—	—
Contract terminations	—	—	180	—	—
Payable for investments purchased	—	—	1,745	596	—
Total liabilities	—	—	2,162	596	—
Net assets applicable to Variable Life contracts in accumulation period	16,140	5,822	516,560	166,980	62,191
Net assets applicable to seed money	—	—	2,282	—	—
Total net assets	$16,140	$5,822	$518,842	$166,980	$62,191
(1) Investment shares	1,803	579	57,394	18,471	3,751
(2) Investments, at cost	$17,032	$6,527	$572,244	$176,389	$63,388

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	27

Statement of Assets and Liabilities

December 31, 2024 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IA	Put VT Lg Cap Val, Cl IA
Assets
Investments, at fair value(1),(2)	$1,377,448	$255,662	$178,600	$2,554	$43,474
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	726	209	68	—	—
Total assets	1,378,174	255,871	178,668	2,554	43,474

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	594	156	68	—	—
Contract terminations	132	53	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	726	209	68	—	—
Net assets applicable to Variable Life contracts in accumulation period	1,377,448	255,662	178,600	2,473	43,474
Net assets applicable to seed money	—	—	—	81	—
Total net assets	$1,377,448	$255,662	$178,600	$2,554	$43,474
(1) Investment shares	87,847	45,330	11,605	209	1,320
(2) Investments, at cost	$1,387,085	$277,469	$170,994	$2,557	$42,578

December 31, 2024 (continued)	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1	Temp Global Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$14,435,490	$198,944	$1,936,148	$27,184	$157,094
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	11,339	68	4,336	—	47
Total assets	14,446,829	199,012	1,940,484	27,184	157,141

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	10,784	68	1,150	—	47
Contract terminations	555	—	3,186	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	11,339	68	4,336	—	47
Net assets applicable to Variable Life contracts in accumulation period	14,435,490	198,709	1,936,148	27,184	157,035
Net assets applicable to seed money	—	235	—	—	59
Total net assets	$14,435,490	$198,944	$1,936,148	$27,184	$157,094
(1) Investment shares	285,795	4,119	198,579	2,254	13,804
(2) Investments, at cost	$9,149,361	$157,705	$1,927,145	$31,521	$193,922

See accompanying notes to financial statements.

28	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2024 (continued)	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1	VP Aggr, Cl 2	VP Aggr, Cl 4
Assets
Investments, at fair value(1),(2)	$2,181,855	$192,364	$4,038,556	$27,790,640	$25,535,380
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	6,302	—	3,675	86,975	245
Receivable for share redemptions	1,225	64	—	5,728	10,739
Total assets	2,189,382	192,428	4,042,231	27,883,343	25,546,364

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,224	64	—	5,728	10,739
Contract terminations	1	—	—	—	—
Payable for investments purchased	6,302	—	3,675	86,975	245
Total liabilities	7,527	64	3,675	92,703	10,984
Net assets applicable to Variable Life contracts in accumulation period	2,181,855	192,172	4,038,556	27,790,640	25,535,380
Net assets applicable to seed money	—	192	—	—	—
Total net assets	$2,181,855	$192,364	$4,038,556	$27,790,640	$25,535,380
(1) Investment shares	106,640	20,618	125,343	873,370	801,236
(2) Investments, at cost	$1,852,433	$182,432	$3,701,685	$19,218,801	$15,975,543

December 31, 2024 (continued)	VP Conserv, Cl 1	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 1	VP Man Vol Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$23	$900,263	$614,964	$2,799	$109,464
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	396	255	—	60
Total assets	23	900,659	615,219	2,799	109,524

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	236	255	—	60
Contract terminations	—	160	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	396	255	—	60
Net assets applicable to Variable Life contracts in accumulation period	—	900,175	614,876	2,776	109,389
Net assets applicable to seed money	23	88	88	23	75
Total net assets	$23	$900,263	$614,964	$2,799	$109,464
(1) Investment shares	1	56,056	38,292	207	8,230
(2) Investments, at cost	$20	$880,660	$558,361	$2,695	$106,955

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	29

Statement of Assets and Liabilities

December 31, 2024 (continued)	VP Man Vol Conserv Gro, Cl 1	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 1
Assets
Investments, at fair value(1),(2)	$60,636	$352,646	$1,973,357	$2,768,128	$1,152,932
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	543	—
Receivable for share redemptions	—	80	—	676	—
Total assets	60,636	352,726	1,973,357	2,769,347	1,152,932

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	80	—	676	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	543	—
Total liabilities	—	80	—	1,219	—
Net assets applicable to Variable Life contracts in accumulation period	60,636	352,592	1,973,357	2,768,096	1,152,932
Net assets applicable to seed money	—	54	—	32	—
Total net assets	$60,636	$352,646	$1,973,357	$2,768,128	$1,152,932
(1) Investment shares	3,966	23,401	101,146	143,724	60,777
(2) Investments, at cost	$60,693	$341,076	$1,795,779	$2,075,517	$1,102,091

December 31, 2024 (continued)	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 1	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 1
Assets
Investments, at fair value(1),(2)	$2,002,651	$5,272,969	$26,765,053	$33,773,143	$12,903,674
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	1,766	408	382	3,516
Receivable for share redemptions	584	—	10,850	15,458	—
Total assets	2,003,235	5,274,735	26,776,311	33,788,983	12,907,190

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	584	—	10,726	14,360	—
Contract terminations	—	—	124	1,098	—
Payable for investments purchased	—	1,766	408	382	3,516
Total liabilities	584	1,766	11,258	15,840	3,516
Net assets applicable to Variable Life contracts in accumulation period	2,002,621	5,272,969	26,765,053	33,773,143	12,903,674
Net assets applicable to seed money	30	—	—	—	—
Total net assets	$2,002,651	$5,272,969	$26,765,053	$33,773,143	$12,903,674
(1) Investment shares	106,979	223,242	1,148,222	1,447,007	467,186
(2) Investments, at cost	$1,606,903	$4,836,365	$20,278,072	$23,336,571	$11,398,554

See accompanying notes to financial statements.

30	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2024 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4
Assets
Investments, at fair value(1),(2)	$43,391,902	$57,884,693	$353,794	$2,172,972	$2,637,394
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	19,313	458	—	—	—
Receivable for share redemptions	13,698	28,448	—	21,184	1,057
Total assets	43,424,913	57,913,599	353,794	2,194,156	2,638,451

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	13,650	23,871	—	891	1,057
Contract terminations	48	4,577	—	20,293	—
Payable for investments purchased	19,313	458	—	—	—
Total liabilities	33,011	28,906	—	21,184	1,057
Net assets applicable to Variable Life contracts in accumulation period	43,391,880	57,884,693	353,794	2,172,880	2,637,302
Net assets applicable to seed money	22	—	—	92	92
Total net assets	$43,391,902	$57,884,693	$353,794	$2,172,972	$2,637,394
(1) Investment shares	1,592,363	2,121,095	18,115	112,823	136,723
(2) Investments, at cost	$31,070,155	$36,495,233	$308,266	$1,892,460	$2,099,824

December 31, 2024 (continued)	VP Ptnrs Core Bond, Cl 1	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3
Assets
Investments, at fair value(1),(2)	$27,685	$12,461	$5,406	$40,096	$488,169
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	—	—	—	1,641
Total assets	27,685	12,461	5,406	40,096	489,810

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	219
Contract terminations	—	—	—	—	1,422
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	—	—	—	1,641
Net assets applicable to Variable Life contracts in accumulation period	27,685	12,461	5,406	40,096	487,964
Net assets applicable to seed money	—	—	—	—	205
Total net assets	$27,685	$12,461	$5,406	$40,096	$488,169
(1) Investment shares	2,887	1,306	118	903	10,812
(2) Investments, at cost	$28,506	$12,782	$4,588	$30,058	$241,297

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	31

Statement of Assets and Liabilities

December 31, 2024 (continued)	VP Ptnrs Intl Core Eq, Cl 1	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 1	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 1
Assets
Investments, at fair value(1),(2)	$255,992	$59,583	$146,012	$187,641	$50,035
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	—	—	—	—
Total assets	255,992	59,583	146,012	187,641	50,035

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	—	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	255,992	59,583	146,012	187,641	50,035
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$255,992	$59,583	$146,012	$187,641	$50,035
(1) Investment shares	23,992	5,648	12,944	16,844	4,901
(2) Investments, at cost	$262,465	$57,414	$135,311	$196,552	$46,380

December 31, 2024 (continued)	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 1	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1	VP Ptnrs Sm Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$67,354	$64,354	$42,242	$7,240	$6,531
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	—	—	—	—
Total assets	67,354	64,354	42,242	7,240	6,531

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	—	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	67,354	64,354	42,242	7,240	6,531
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$67,354	$64,354	$42,242	$7,240	$6,531
(1) Investment shares	6,636	1,862	1,268	184	172
(2) Investments, at cost	$63,889	$54,575	$33,691	$6,641	$4,875

See accompanying notes to financial statements.

32	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2024 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 1	VP US Flex Gro, Cl 1	VP US Flex Mod Gro, Cl 1	Wanger Acorn
Assets
Investments, at fair value(1),(2)	$647,489	$8,131	$233,344	$117,569	$5,856,592
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	6	—	672	—	—
Receivable for share redemptions	253	—	—	—	4,119
Total assets	647,748	8,131	234,016	117,569	5,860,711

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	253	—	—	—	2,609
Contract terminations	—	—	—	—	1,510
Payable for investments purchased	6	—	672	—	—
Total liabilities	259	—	672	—	4,119
Net assets applicable to Variable Life contracts in accumulation period	647,327	8,131	233,344	117,569	5,856,592
Net assets applicable to seed money	162	—	—	—	—
Total net assets	$647,489	$8,131	$233,344	$117,569	$5,856,592
(1) Investment shares	16,787	551	12,065	6,928	384,796
(2) Investments, at cost	$496,354	$7,247	$195,624	$116,558	$7,400,990

December 31, 2024 (continued)			Wanger Intl	WA Var Global Hi Yd Bond, Cl I	WA Var Global Hi Yd Bond, Cl II
Assets
Investments, at fair value(1),(2)			$3,719,562	$24,771	$7,929
Dividends receivable			—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments			7,669	233	—
Receivable for share redemptions			1,660	—	—
Total assets			3,728,891	25,004	7,929

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee			1,649	—	—
Contract terminations			11	—	—
Payable for investments purchased			7,669	233	—
Total liabilities			9,329	233	—
Net assets applicable to Variable Life contracts in accumulation period			3,719,562	24,771	7,929
Net assets applicable to seed money			—	—	—
Total net assets			$3,719,562	$24,771	$7,929
(1) Investment shares			201,712	4,101	1,261
(2) Investments, at cost			$4,921,244	$26,273	$8,913

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	33

Statement of Operations

Year ended December 31, 2024	AB VPS Dyn Asset Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B
Investment income
Dividend income	$6	$62,707	$320	$—	$32,964
Variable account expenses	1	12,688	—	10,918	11,950
Investment income (loss) — net	5	50,019	320	(10,918)	21,014

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2	767,121	17,233	829,531	794,034
Cost of investments sold	2	709,211	15,195	669,877	740,745
Net realized gain (loss) on sales of investments	—	57,910	2,038	159,654	53,289
Distributions from capital gains	—	—	23,703	145,045	92,753
Net change in unrealized appreciation (depreciation) of investments	44	16,203	89,092	397,294	135,032
Net gain (loss) on investments	44	74,113	114,833	701,993	281,074
Net increase (decrease) in net assets resulting from operations	$49	$124,132	$115,153	$691,075	$302,088

Year ended December 31, 2024 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 1	Allspg VT Sm Cap Gro, Cl 2
Investment income
Dividend income	$7,498	$56	$686	$—	$—
Variable account expenses	2,194	—	5,381	—	4,236
Investment income (loss) — net	5,304	56	(4,695)	—	(4,236)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	197,777	5,995	397,927	36,914	481,977
Cost of investments sold	193,821	5,710	372,929	36,097	529,526
Net realized gain (loss) on sales of investments	3,956	285	24,998	817	(47,549)
Distributions from capital gains	35,444	2,020	143,466	—	—
Net change in unrealized appreciation (depreciation) of investments	30,864	505	33,134	56,781	289,176
Net gain (loss) on investments	70,264	2,810	201,598	57,598	241,627
Net increase (decrease) in net assets resulting from operations	$75,568	$2,866	$196,903	$57,598	$237,391

Year ended December 31, 2024 (continued)	ALPS Alerian Engy Infr, Class I	ALPS Alerian Engy Infr, Class III	BlackRock Global Alloc, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I
Investment income
Dividend income	$3,396	$22,939	$2,415	$4,616	$45,248
Variable account expenses	—	3,119	—	2,712	13,122
Investment income (loss) — net	3,396	19,820	2,415	1,904	32,126

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,177	295,947	5,202	63,150	863,457
Cost of investments sold	2,592	206,171	5,110	64,146	786,819
Net realized gain (loss) on sales of investments	585	89,776	92	(996)	76,638
Distributions from capital gains	2,485	18,444	19,361	48,409	46,619
Net change in unrealized appreciation (depreciation) of investments	15,776	72,474	(1,839)	(3,444)	322,962
Net gain (loss) on investments	18,846	180,694	17,614	43,969	446,219
Net increase (decrease) in net assets resulting from operations	$22,242	$200,514	$20,029	$45,873	$478,345

See accompanying notes to financial statements.

34	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2024 (continued)	Col VP Bal, Cl 1	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 1
Investment income
Dividend income	$—	$—	$2,278	$1,381	$—
Variable account expenses	—	137,873	—	—	—
Investment income (loss) — net	—	(137,873)	2,278	1,381	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	63,789	1,864,879	8,865	1,012	26,983
Cost of investments sold	55,003	855,385	10,767	1,272	20,137
Net realized gain (loss) on sales of investments	8,786	1,009,494	(1,902)	(260)	6,846
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	237,277	1,396,991	3,859	1,586	71,681
Net gain (loss) on investments	246,063	2,406,485	1,957	1,326	78,527
Net increase (decrease) in net assets resulting from operations	$246,063	$2,268,612	$4,235	$2,707	$78,527

Year ended December 31, 2024 (continued)	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 1	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	—	—	258,538	—
Investment income (loss) — net	—	—	—	(258,538)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	6,842	7,590	54,919	3,432,932	17,747
Cost of investments sold	4,488	5,998	28,239	977,366	16,156
Net realized gain (loss) on sales of investments	2,354	1,592	26,680	2,455,566	1,591
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	49,101	41,420	89,146	4,624,992	15,772
Net gain (loss) on investments	51,455	43,012	115,826	7,080,558	17,363
Net increase (decrease) in net assets resulting from operations	$51,455	$43,012	$115,826	$6,822,020	$17,363

Year ended December 31, 2024 (continued)	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 1
Investment income
Dividend income	$—	$—	$1,810	$795	$2,770
Variable account expenses	—	71,766	—	—	—
Investment income (loss) — net	—	(71,766)	1,810	795	2,770

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	23,156	2,668,208	804	468	2,901
Cost of investments sold	17,770	1,464,416	793	537	3,654
Net realized gain (loss) on sales of investments	5,386	1,203,792	11	(69)	(753)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	32,382	602,146	272	212	10,653
Net gain (loss) on investments	37,768	1,805,938	283	143	9,900
Net increase (decrease) in net assets resulting from operations	$37,768	$1,734,172	$2,093	$938	$12,670
See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	35

Statement of Operations

Year ended December 31, 2024 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 1(1)	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3
Investment income
Dividend income	$3,663	$21,640	$53	$2,871	$40,571
Variable account expenses	—	10,298	—	—	6,517
Investment income (loss) — net	3,663	11,342	53	2,871	34,054

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	17,060	362,780	563	2,143	435,350
Cost of investments sold	24,054	508,880	553	2,391	489,292
Net realized gain (loss) on sales of investments	(6,994)	(146,100)	10	(248)	(53,942)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	22,758	222,800	77	379	55,889
Net gain (loss) on investments	15,764	76,700	87	131	1,947
Net increase (decrease) in net assets resulting from operations	$19,427	$88,042	$140	$3,002	$36,001
(1) For the period January 16, 2024 (commencement of operations) to December 31, 2024.

Year ended December 31, 2024 (continued)	Col VP Govt Money Mkt, Cl 1	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1	Col VP Hi Yield Bond, Cl 2
Investment income
Dividend income	$23,568	$20,830	$157,976	$9,544	$20,082
Variable account expenses	—	—	17,546	—	—
Investment income (loss) — net	23,568	20,830	140,430	9,544	20,082

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	328,583	53,483	931,381	10,218	7,549
Cost of investments sold	328,583	53,483	931,380	10,132	7,991
Net realized gain (loss) on sales of investments	—	—	1	86	(442)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	—	—	(1)	1,244	3,785
Net gain (loss) on investments	—	—	—	1,330	3,343
Net increase (decrease) in net assets resulting from operations	$23,568	$20,830	$140,430	$10,874	$23,425

Year ended December 31, 2024 (continued)	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1
Investment income
Dividend income	$149,841	$1,359	$4,530	$64,384	$5,410
Variable account expenses	13,897	—	—	6,182	—
Investment income (loss) — net	135,944	1,359	4,530	58,202	5,410

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	785,400	1,089	7,137	277,540	8,470
Cost of investments sold	826,371	1,177	7,322	308,699	9,209
Net realized gain (loss) on sales of investments	(40,971)	(88)	(185)	(31,159)	(739)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	69,808	97	302	31,941	(2,240)
Net gain (loss) on investments	28,837	9	117	782	(2,979)
Net increase (decrease) in net assets resulting from operations	$164,781	$1,368	$4,647	$58,984	$2,431

See accompanying notes to financial statements.

36	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2024 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3
Investment income
Dividend income	$3,848	$269,041	$—	$—	$—
Variable account expenses	—	33,513	—	—	20,530
Investment income (loss) — net	3,848	235,528	—	—	(20,530)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	25,922	892,190	168,775	18,712	1,151,144
Cost of investments sold	27,845	1,052,566	124,844	11,635	510,574
Net realized gain (loss) on sales of investments	(1,923)	(160,376)	43,931	7,077	640,570
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	442	(2,565)	569,608	138,922	351,074
Net gain (loss) on investments	(1,481)	(162,941)	613,539	145,999	991,644
Net increase (decrease) in net assets resulting from operations	$2,367	$72,587	$613,539	$145,999	$971,114

Year ended December 31, 2024 (continued)	Col VP Lg Cap Index, Cl 1	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 1	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 1
Investment income
Dividend income	$—	$—	$1,583	$31,748	$417
Variable account expenses	—	73,939	—	4,630	—
Investment income (loss) — net	—	(73,939)	1,583	27,118	417

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	395,408	4,215,071	3,512	72,304	617
Cost of investments sold	301,463	2,243,151	3,470	72,245	715
Net realized gain (loss) on sales of investments	93,945	1,971,920	42	59	(98)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,370,146	1,419,824	116	7,582	(741)
Net gain (loss) on investments	1,464,091	3,391,744	158	7,641	(839)
Net increase (decrease) in net assets resulting from operations	$1,464,091	$3,317,805	$1,741	$34,759	$(422)

Year ended December 31, 2024 (continued)	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Overseas Core, Cl 1	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 1
Investment income
Dividend income	$315	$11,035	$8,070	$201,434	$—
Variable account expenses	—	—	—	39,487	—
Investment income (loss) — net	315	11,035	8,070	161,947	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	8,480	8,688	10,688	472,480	144,162
Cost of investments sold	11,562	8,413	10,510	418,897	124,393
Net realized gain (loss) on sales of investments	(3,082)	275	178	53,583	19,769
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	3,058	(10,615)	(1,957)	(101,780)	71,356
Net gain (loss) on investments	(24)	(10,340)	(1,779)	(48,197)	91,125
Net increase (decrease) in net assets resulting from operations	$291	$695	$6,291	$113,750	$91,125

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	37

Statement of Operations

Year ended December 31, 2024 (continued)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 1	Col VP Select Mid Cap Gro, Cl 2	Col VP Select Mid Cap Gro, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	4,354	—	—	5,307
Investment income (loss) — net	—	(4,354)	—	—	(5,307)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	13,464	275,968	3,867	6,864	318,346
Cost of investments sold	10,070	185,877	3,110	4,850	198,711
Net realized gain (loss) on sales of investments	3,394	90,091	757	2,014	119,635
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	17,095	12,708	91,823	20,567	105,117
Net gain (loss) on investments	20,489	102,799	92,580	22,581	224,752
Net increase (decrease) in net assets resulting from operations	$20,489	$98,445	$92,580	$22,581	$219,445

Year ended December 31, 2024 (continued)	Col VP Select Mid Cap Val, Cl 1	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1	Col VP Select Sm Cap Val, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	—	4,098	—	—
Investment income (loss) — net	—	—	(4,098)	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	6,775	9,477	179,301	6,358	11,402
Cost of investments sold	5,862	6,280	108,068	5,406	8,223
Net realized gain (loss) on sales of investments	913	3,197	71,233	952	3,179
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	43,209	16,567	41,113	16,386	18,025
Net gain (loss) on investments	44,122	19,764	112,346	17,338	21,204
Net increase (decrease) in net assets resulting from operations	$44,122	$19,764	$108,248	$17,338	$21,204

Year ended December 31, 2024 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP Sel Gbl Tech, Cl 1	Col VP Sel Gbl Tech, Cl 2	Col VP Strategic Inc, Cl 1	Col VP Strategic Inc, Cl 2
Investment income
Dividend income	$—	$—	$—	$7,685	$10,001
Variable account expenses	6,275	—	—	—	—
Investment income (loss) — net	(6,275)	—	—	7,685	10,001

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	147,631	18,003	8	9,066	132,130
Cost of investments sold	89,831	14,730	6	9,262	135,214
Net realized gain (loss) on sales of investments	57,800	3,273	2	(196)	(3,084)
Distributions from capital gains	—	18,473	4,944	—	—
Net change in unrealized appreciation (depreciation) of investments	91,973	42,680	12,446	215	2,555
Net gain (loss) on investments	149,773	64,426	17,392	19	(529)
Net increase (decrease) in net assets resulting from operations	$143,498	$64,426	$17,392	$7,704	$9,472

See accompanying notes to financial statements.

38	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2024 (continued)	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP AC Div Bond, Cl 1
Investment income
Dividend income	$739	$589	$38,637	$12,334	$1,190
Variable account expenses	—	—	6,804	2,041	—
Investment income (loss) — net	739	589	31,833	10,293	1,190

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,791	918	190,853	76,796	3,864
Cost of investments sold	1,879	979	216,256	103,827	4,299
Net realized gain (loss) on sales of investments	(88)	(61)	(25,403)	(27,031)	(435)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(169)	(268)	4,028	33,451	(340)
Net gain (loss) on investments	(257)	(329)	(21,375)	6,420	(775)
Net increase (decrease) in net assets resulting from operations	$482	$260	$10,458	$16,713	$415

Year ended December 31, 2024 (continued)	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 1
Investment income
Dividend income	$798	$780	$335	$9,947	$1,850
Variable account expenses	—	—	—	2,726	—
Investment income (loss) — net	798	780	335	7,221	1,850

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,383	4,078	1,195	123,122	1,217
Cost of investments sold	1,571	4,996	1,434	153,956	1,332
Net realized gain (loss) on sales of investments	(188)	(918)	(239)	(30,834)	(115)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(431)	(420)	(292)	15,102	5,289
Net gain (loss) on investments	(619)	(1,338)	(531)	(15,732)	5,174
Net increase (decrease) in net assets resulting from operations	$179	$(558)	$(196)	$(8,511)	$7,024

Year ended December 31, 2024 (continued)	CTIVP CenterSquare Real Est, Cl 2	CTIVP MFS Val, Cl 1	CTIVP MFS Val, Cl 2	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Prin Blue Chip Gro, Cl 2
Investment income
Dividend income	$5,403	$—	$—	$—	$—
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	5,403	—	—	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	41,139	48,260	9,667	1,881	9,348
Cost of investments sold	45,147	43,047	6,411	1,506	4,820
Net realized gain (loss) on sales of investments	(4,008)	5,213	3,256	375	4,528
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	22,785	15,151	26,351	26,411	13,300
Net gain (loss) on investments	18,777	20,364	29,607	26,786	17,828
Net increase (decrease) in net assets resulting from operations	$24,180	$20,364	$29,607	$26,786	$17,828

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	39

Statement of Operations

Year ended December 31, 2024 (continued)	CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 1
Investment income
Dividend income	$—	$—	$3,325	$1,654	$—
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	—	—	3,325	1,654	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	25,231	4,630	9,724	482	64,733
Cost of investments sold	20,681	3,158	10,814	514	53,387
Net realized gain (loss) on sales of investments	4,550	1,472	(1,090)	(32)	11,346
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	18,933	14,077	(1,915)	(1,400)	50,998
Net gain (loss) on investments	23,483	15,549	(3,005)	(1,432)	62,344
Net increase (decrease) in net assets resulting from operations	$23,483	$15,549	$320	$222	$62,344

Year ended December 31, 2024 (continued)	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP Westfield Sel Lg Cp Gr, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	6,112	—	—	—
Investment income (loss) — net	—	(6,112)	—	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	98,017	317,117	9,475	1,252	6,921
Cost of investments sold	58,886	201,804	8,180	816	5,949
Net realized gain (loss) on sales of investments	39,131	115,313	1,295	436	972
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	15,979	(2,508)	14,743	12,620	44,557
Net gain (loss) on investments	55,110	112,805	16,038	13,056	45,529
Net increase (decrease) in net assets resulting from operations	$55,110	$106,693	$16,038	$13,056	$45,529

Year ended December 31, 2024 (continued)	CTIVP Westfield Sel Lg Cp Gr, Cl 2	CVT EAFE Intl Index, Cl F	CVT EAFE Intl Index, Cl I	CVT Nasdaq 100 Index, Cl F	CVT Nasdaq 100 Index, Cl I
Investment income
Dividend income	$—	$520	$4,621	$211	$1,064
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	—	520	4,621	211	1,064

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	23,769	1,945	4,176	1,257	18,639
Cost of investments sold	23,450	1,841	3,821	1,113	16,760
Net realized gain (loss) on sales of investments	319	104	355	144	1,879
Distributions from capital gains	—	—	—	4,147	20,909
Net change in unrealized appreciation (depreciation) of investments	15,219	(8)	(4,248)	6,548	29,033
Net gain (loss) on investments	15,538	96	(3,893)	10,839	51,821
Net increase (decrease) in net assets resulting from operations	$15,538	$616	$728	$11,050	$52,885

See accompanying notes to financial statements.

40	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2024 (continued)	CVT Russ 2000 Sm Cap Ind, Cl F	CVT Russ 2000 Sm Cap Ind, Cl I	DWS Alt Asset Alloc VIP, Cl A	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl
Investment income
Dividend income	$206	$1,037	$1,604	$8,905	$112,451
Variable account expenses	—	—	—	243	8,121
Investment income (loss) — net	206	1,037	1,604	8,662	104,330

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,663	7,266	913	10,655	359,783
Cost of investments sold	1,565	6,748	903	10,869	375,539
Net realized gain (loss) on sales of investments	98	518	10	(214)	(15,756)
Distributions from capital gains	333	1,677	25	157	—
Net change in unrealized appreciation (depreciation) of investments	1,259	4,287	508	4,703	9,105
Net gain (loss) on investments	1,690	6,482	543	4,646	(6,651)
Net increase (decrease) in net assets resulting from operations	$1,896	$7,519	$2,147	$13,308	$97,679

Year ended December 31, 2024 (continued)	EV VT Floating-Rate Inc, Inst Cl(1),(2)	Fid VIP Contrafund, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Emer Mkts, Init Cl(1)	Fid VIP Energy, Init Cl(1)
Investment income
Dividend income	$316	$3,218	$2,214	$42	$23
Reimbursement of income from trade error	23	—	—	—	—
Variable account expenses	—	—	34,456	—	—
Investment income (loss) — net	339	3,218	(32,242)	42	23

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	64	36,996	1,687,924	48	15
Cost of investments sold	64	30,008	1,198,824	46	16
Net realized gain (loss) on sales of investments	—	6,988	489,100	2	(1)
Distributions from capital gains	—	219,457	944,950	—	—
Net change in unrealized appreciation (depreciation) of investments	(6)	101,784	546,087	(4)	(86)
Net gain (loss) on investments	(6)	328,229	1,980,137	(2)	(87)
Net increase (decrease) in net assets resulting from operations	$333	$331,447	$1,947,895	$40	$(64)
(1) For the period January 16, 2024 (commencement of operations) to December 31, 2024. (2) See Note 9 in the Notes to Financial Statements.

Year ended December 31, 2024 (continued)	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Gro Opp, Init Cl(1)	Fid VIP Invest Gr, Init Cl(1)	Fid VIP Mid Cap, Init Cl
Investment income
Dividend income	$69,497	$29,944	$—	$872	$4,385
Variable account expenses	32,147	9,170	—	—	—
Investment income (loss) — net	37,350	20,774	—	872	4,385

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	445,069	1,020,918	176,512	1,130	22,979
Cost of investments sold	277,223	768,790	172,713	1,111	20,879
Net realized gain (loss) on sales of investments	167,846	252,128	3,799	19	2,100
Distributions from capital gains	337,343	162,243	—	—	96,920
Net change in unrealized appreciation (depreciation) of investments	409,102	27,412	1,676	(1,429)	(21,331)
Net gain (loss) on investments	914,291	441,783	5,475	(1,410)	77,689
Net increase (decrease) in net assets resulting from operations	$951,641	$462,557	$5,475	$(538)	$82,074
(1) For the period January 16, 2024 (commencement of operations) to December 31, 2024.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	41

Statement of Operations

Year ended December 31, 2024 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Init Cl
Investment income
Dividend income	$28,752	$19,725	$26,110	$18,105	$21,543
Variable account expenses	42,114	21,226	11,336	4,946	—
Investment income (loss) — net	(13,362)	(1,501)	14,774	13,159	21,543

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	569,321	1,883,219	161,159	374,925	81,792
Cost of investments sold	482,683	1,717,220	122,787	307,028	79,982
Net realized gain (loss) on sales of investments	86,638	165,999	38,372	67,897	1,810
Distributions from capital gains	791,081	769,222	74,911	59,398	—
Net change in unrealized appreciation (depreciation) of investments	52,815	(37,276)	(67,200)	(83,149)	3,977
Net gain (loss) on investments	930,534	897,945	46,083	44,146	5,787
Net increase (decrease) in net assets resulting from operations	$917,172	$896,444	$60,857	$57,305	$27,330

Year ended December 31, 2024 (continued)	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 1	Frank Inc, Cl 2	Frank Mutual Shares, Cl 1
Investment income
Dividend income	$820	$35,776	$2,834	$25,456	$652
Variable account expenses	—	9,575	—	2,604	—
Investment income (loss) — net	820	26,201	2,834	22,852	652

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	5,058	503,880	7,700	175,495	1,722
Cost of investments sold	5,061	567,961	7,655	177,000	1,586
Net realized gain (loss) on sales of investments	(3)	(64,081)	45	(1,505)	136
Distributions from capital gains	—	—	221	2,086	602
Net change in unrealized appreciation (depreciation) of investments	653	30,390	790	8,883	1,418
Net gain (loss) on investments	650	(33,691)	1,056	9,464	2,156
Net increase (decrease) in net assets resulting from operations	$1,470	$(7,490)	$3,890	$32,316	$2,808

Year ended December 31, 2024 (continued)	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 1	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
Investment income
Dividend income	$35,468	$2,580	$27,131	$63,239	$969
Variable account expenses	8,161	—	14,053	33,040	171
Investment income (loss) — net	27,307	2,580	13,078	30,199	798

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	281,677	43,995	550,408	1,225,842	770
Cost of investments sold	293,672	41,866	597,570	1,159,511	783
Net realized gain (loss) on sales of investments	(11,995)	2,129	(47,162)	66,331	(13)
Distributions from capital gains	36,884	5,088	67,059	361,558	—
Net change in unrealized appreciation (depreciation) of investments	132,091	17,475	273,830	243,637	162
Net gain (loss) on investments	156,980	24,692	293,727	671,526	149
Net increase (decrease) in net assets resulting from operations	$184,287	$27,272	$306,805	$701,725	$947

See accompanying notes to financial statements.

42	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2024 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I
Investment income
Dividend income	$4,143	$19,222	$—	$—	$2,153
Variable account expenses	3,800	15,590	4,744	4,721	—
Investment income (loss) — net	343	3,632	(4,744)	(4,721)	2,153

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	231,310	778,625	76,978	366,421	1,312
Cost of investments sold	192,175	627,429	60,442	326,018	1,385
Net realized gain (loss) on sales of investments	39,135	151,196	16,536	40,403	(73)
Distributions from capital gains	34,251	415,257	—	—	—
Net change in unrealized appreciation (depreciation) of investments	33,190	180,637	193,929	290,774	(969)
Net gain (loss) on investments	106,576	747,090	210,465	331,177	(1,042)
Net increase (decrease) in net assets resulting from operations	$106,919	$750,722	$205,721	$326,456	$1,111

Year ended December 31, 2024 (continued)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I
Investment income
Dividend income	$16,654	$8,038	$79,579	$—	$20,803
Variable account expenses	1,053	2,985	97,773	5,176	5,759
Investment income (loss) — net	15,601	5,053	(18,194)	(5,176)	15,044

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	9,415	147,902	1,151,095	159,423	276,592
Cost of investments sold	10,946	129,007	983,794	165,566	258,767
Net realized gain (loss) on sales of investments	(1,531)	18,895	167,301	(6,143)	17,825
Distributions from capital gains	—	37,704	955,708	—	44,278
Net change in unrealized appreciation (depreciation) of investments	(6,352)	(2,815)	1,360,024	206,987	64,472
Net gain (loss) on investments	(7,883)	53,784	2,483,033	200,844	126,575
Net increase (decrease) in net assets resulting from operations	$7,718	$58,837	$2,464,839	$195,668	$141,619

Year ended December 31, 2024 (continued)	Invesco VI EQV Intl Eq, Ser II	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II
Investment income
Dividend income	$17,307	$—	$—	$1,369	$41,194
Variable account expenses	6,027	—	6,966	—	7,553
Investment income (loss) — net	11,280	—	(6,966)	1,369	33,641

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	176,693	120,213	555,969	2,368	408,220
Cost of investments sold	168,990	108,046	538,660	2,288	448,222
Net realized gain (loss) on sales of investments	7,703	12,167	17,309	80	(40,002)
Distributions from capital gains	5,993	32,025	108,318	—	—
Net change in unrealized appreciation (depreciation) of investments	(24,320)	37,285	151,838	(133)	39,191
Net gain (loss) on investments	(10,624)	81,477	277,465	(53)	(811)
Net increase (decrease) in net assets resulting from operations	$656	$81,477	$270,499	$1,316	$32,830

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	43

Statement of Operations

Year ended December 31, 2024 (continued)	Invesco VI Mn St Sm Cap, Ser I	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Invesco VI Tech, Ser II	Janus Henderson VIT Bal, Inst
Investment income
Dividend income	$—	$—	$—	$—	$18,639
Variable account expenses	—	6,267	6,899	—	—
Investment income (loss) — net	—	(6,267)	(6,899)	—	18,639

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	14,657	221,081	304,434	190	19,731
Cost of investments sold	13,596	193,424	284,960	153	17,268
Net realized gain (loss) on sales of investments	1,061	27,657	19,474	37	2,463
Distributions from capital gains	14,625	71,274	67,844	393	—
Net change in unrealized appreciation (depreciation) of investments	21,110	118,934	358,957	1,778	98,222
Net gain (loss) on investments	36,796	217,865	446,275	2,208	100,685
Net increase (decrease) in net assets resulting from operations	$36,796	$211,598	$439,376	$2,208	$119,324

Year ended December 31, 2024 (continued)	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv
Investment income
Dividend income	$1,034	$5,472	$12,343	$1,705	$—
Variable account expenses	—	4,632	—	—	13,938
Investment income (loss) — net	1,034	840	12,343	1,705	(13,938)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	26,386	23,652	8,598	369	697,329
Cost of investments sold	20,745	19,630	8,629	381	493,457
Net realized gain (loss) on sales of investments	5,641	4,022	(31)	(12)	203,872
Distributions from capital gains	—	38,221	—	—	—
Net change in unrealized appreciation (depreciation) of investments	3,004	73,704	(11,477)	(1,423)	501,839
Net gain (loss) on investments	8,645	115,947	(11,508)	(1,435)	705,711
Net increase (decrease) in net assets resulting from operations	$9,679	$116,787	$835	$270	$691,773

Year ended December 31, 2024 (continued)	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Inv	Lazard Ret Global Dyn MA, Serv
Investment income
Dividend income	$24,117	$19	$—	$—	$—
Variable account expenses	10,573	—	4,110	—	88
Investment income (loss) — net	13,544	19	(4,110)	—	(88)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	347,882	277	211,195	2,006	5,660
Cost of investments sold	285,129	191	152,754	1,911	5,844
Net realized gain (loss) on sales of investments	62,753	86	58,441	95	(184)
Distributions from capital gains	—	1,815	22,712	—	—
Net change in unrealized appreciation (depreciation) of investments	14,218	16,689	137,822	1,065	1,548
Net gain (loss) on investments	76,971	18,590	218,975	1,160	1,364
Net increase (decrease) in net assets resulting from operations	$90,515	$18,609	$214,865	$1,160	$1,276

See accompanying notes to financial statements.

44	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2024 (continued)	Lord Abt Bond Debenture, Cl VC(1)	LVIP AC Intl, Serv Cl	LVIP AC Intl, Std Cl II	LVIP AC Mid Cap Val, Std Cl II(1)	LVIP AC Val, Serv Cl
Investment income
Dividend income	$1,176	$10,389	$11,016	$504	$65,764
Variable account expenses	—	3,137	4,910	—	9,002
Investment income (loss) — net	1,176	7,252	6,106	504	56,762

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,872	302,472	151,951	1,844	603,553
Cost of investments sold	1,851	296,946	130,738	1,766	524,380
Net realized gain (loss) on sales of investments	21	5,526	21,213	78	79,173
Distributions from capital gains	—	—	—	443	137,832
Net change in unrealized appreciation (depreciation) of investments	(1,114)	10,907	(11,369)	(416)	(69,836)
Net gain (loss) on investments	(1,093)	16,433	9,844	105	147,169
Net increase (decrease) in net assets resulting from operations	$83	$23,685	$15,950	$609	$203,931
(1) For the period January 16, 2024 (commencement of operations) to December 31, 2024.

Year ended December 31, 2024 (continued)	LVIP AC Val, Std Cl II	Mac VIP Asset Strategy, Serv Cl	Mac VIP Asset Strategy, Std Cl(1)	Mac VIP Intl Core Eq, Std Cl(2)	MFS Gbl Real Est, Init Cl(1)
Investment income
Dividend income	$114,736	$990	$3	$1	$2
Variable account expenses	27,597	101	—	—	—
Investment income (loss) — net	87,139	889	3	1	2

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	668,082	12,576	—	—	—
Cost of investments sold	494,183	12,255	—	—	—
Net realized gain (loss) on sales of investments	173,899	321	—	—	—
Distributions from capital gains	231,072	1,977	6	—	—
Net change in unrealized appreciation (depreciation) of investments	(142,558)	3,102	3	(1)	(2)
Net gain (loss) on investments	262,413	5,400	9	(1)	(2)
Net increase (decrease) in net assets resulting from operations	$349,552	$6,289	$12	$—	$—
(1) For the period January 16, 2024 (commencement of operations) to December 31, 2024.

(2) For the period April 26, 2024 (commencement of operations) to December 31, 2024.

Year ended December 31, 2024 (continued)	MFS Intl Gro, Init Cl(1)	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl
Investment income
Dividend income	$444	$4,475	$—	$1,951	$23,253
Variable account expenses	—	18,656	9,986	—	4,853
Investment income (loss) — net	444	(14,181)	(9,986)	1,951	18,400

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,061	445,480	473,184	7,539	207,476
Cost of investments sold	2,939	383,954	630,358	7,648	199,109
Net realized gain (loss) on sales of investments	122	61,526	(157,174)	(109)	8,367
Distributions from capital gains	144	311,360	—	2,407	32,375
Net change in unrealized appreciation (depreciation) of investments	(490)	125,357	280,363	4,809	53,270
Net gain (loss) on investments	(224)	498,243	123,189	7,107	94,012
Net increase (decrease) in net assets resulting from operations	$220	$484,062	$113,203	$9,058	$112,412
(1) For the period January 16, 2024 (commencement of operations) to December 31, 2024.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	45

Statement of Operations

Year ended December 31, 2024 (continued)	MS VIF Dis, Cl I	MS VIF Dis, Cl II	NB AMT Sus Eq, Cl I	NB AMT Sus Eq, Cl S	PIMCO VIT All Asset, Advisor Cl
Investment income
Dividend income	$—	$—	$103	$—	$38,310
Variable account expenses	—	4,139	—	—	3,363
Investment income (loss) — net	—	(4,139)	103	—	34,947

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	75,037	204,072	1,071	493	93,220
Cost of investments sold	75,059	370,821	870	408	105,328
Net realized gain (loss) on sales of investments	(22)	(166,749)	201	85	(12,108)
Distributions from capital gains	—	—	2,215	2,730	—
Net change in unrealized appreciation (depreciation) of investments	159,278	489,456	6,739	9,298	(4,189)
Net gain (loss) on investments	159,256	322,707	9,155	12,113	(16,297)
Net increase (decrease) in net assets resulting from operations	$159,256	$318,568	$9,258	$12,113	$18,650

Year ended December 31, 2024 (continued)	PIMCO VIT All Asset, Inst Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Tot Return, Inst Cl	Put VT Global Hlth Care, Cl IA
Investment income
Dividend income	$943	$198	$18,922	$5,604	$317
Variable account expenses	—	—	2,634	—	—
Investment income (loss) — net	943	198	16,288	5,604	317

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,612	302	130,724	6,960	9,677
Cost of investments sold	3,742	345	143,795	7,375	8,829
Net realized gain (loss) on sales of investments	(130)	(43)	(13,071)	(415)	848
Distributions from capital gains	—	—	—	—	1,954
Net change in unrealized appreciation (depreciation) of investments	(334)	429	5,237	(2,355)	(4,191)
Net gain (loss) on investments	(464)	386	(7,834)	(2,770)	(1,389)
Net increase (decrease) in net assets resulting from operations	$479	$584	$8,454	$2,834	$(1,072)

Year ended December 31, 2024 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IA(1)	Put VT Lg Cap Val, Cl IA(1)
Investment income
Dividend income	$7,002	$14,771	$3,537	$2	$44
Variable account expenses	7,550	1,831	781	—	—
Investment income (loss) — net	(548)	12,940	2,756	2	44

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	200,400	23,670	48,027	421	2,667
Cost of investments sold	184,203	26,161	44,452	406	2,525
Net realized gain (loss) on sales of investments	16,197	(2,491)	3,575	15	142
Distributions from capital gains	64,486	—	—	—	150
Net change in unrealized appreciation (depreciation) of investments	(64,941)	7,301	(2,765)	(3)	896
Net gain (loss) on investments	15,742	4,810	810	12	1,188
Net increase (decrease) in net assets resulting from operations	$15,194	$17,750	$3,566	$14	$1,232
(1) For the period January 16, 2024 (commencement of operations) to December 31, 2024.

See accompanying notes to financial statements.

46	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2024 (continued)	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1	Temp Global Bond, Cl 2
Investment income
Dividend income	$53,819	$374	$—	$—	$—
Variable account expenses	122,060	778	13,057	—	630
Investment income (loss) — net	(68,241)	(404)	(13,057)	—	(630)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,093,200	42,184	349,117	197	46,680
Cost of investments sold	722,652	34,255	358,441	214	54,689
Net realized gain (loss) on sales of investments	370,548	7,929	(9,324)	(17)	(8,009)
Distributions from capital gains	88,696	1,212	130,508	—	—
Net change in unrealized appreciation (depreciation) of investments	2,365,851	27,614	117,452	(3,236)	(13,708)
Net gain (loss) on investments	2,825,095	36,755	238,636	(3,253)	(21,717)
Net increase (decrease) in net assets resulting from operations	$2,756,854	$36,351	$225,579	$(3,253)	$(22,347)

Year ended December 31, 2024 (continued)	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1	VP Aggr, Cl 2	VP Aggr, Cl 4
Investment income
Dividend income	$62,594	$4,397	$—	$—	$—
Variable account expenses	15,726	610	—	66,765	122,982
Investment income (loss) — net	46,868	3,787	—	(66,765)	(122,982)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	337,731	29,824	55,477	4,481,309	5,353,461
Cost of investments sold	246,397	28,185	48,234	3,362,301	3,269,649
Net realized gain (loss) on sales of investments	91,334	1,639	7,243	1,119,008	2,083,812
Distributions from capital gains	191,412	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(386,092)	12,112	211,844	2,344,469	1,021,051
Net gain (loss) on investments	(103,346)	13,751	219,087	3,463,477	3,104,863
Net increase (decrease) in net assets resulting from operations	$(56,478)	$17,538	$219,087	$3,396,712	$2,981,881

Year ended December 31, 2024 (continued)	VP Conserv, Cl 1	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 1	VP Man Vol Conserv, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	2,794	2,502	—	671
Investment income (loss) — net	—	(2,794)	(2,502)	—	(671)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	—	79,991	46,236	—	6,755
Cost of investments sold	—	76,018	40,196	—	6,452
Net realized gain (loss) on sales of investments	—	3,973	6,040	—	303
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1	20,371	10,512	102	4,334
Net gain (loss) on investments	1	24,344	16,552	102	4,637
Net increase (decrease) in net assets resulting from operations	$1	$21,550	$14,050	$102	$3,966

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	47

Statement of Operations

Year ended December 31, 2024 (continued)	VP Man Vol Conserv Gro, Cl 1	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	872	—	7,361	—
Investment income (loss) — net	—	(872)	—	(7,361)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,834	23,605	41,595	97,796	70,166
Cost of investments sold	1,881	21,896	37,886	76,620	65,175
Net realized gain (loss) on sales of investments	(47)	1,709	3,709	21,176	4,991
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	4,053	4,689	133,556	251,390	37,995
Net gain (loss) on investments	4,006	6,398	137,265	272,566	42,986
Net increase (decrease) in net assets resulting from operations	$4,006	$5,526	$137,265	$265,205	$42,986

Year ended December 31, 2024 (continued)	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 1	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	6,646	—	127,094	171,723	—
Investment income (loss) — net	(6,646)	—	(127,094)	(171,723)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	231,812	308,771	5,353,484	7,180,684	891,144
Cost of investments sold	190,922	280,832	4,020,804	4,878,709	789,351
Net realized gain (loss) on sales of investments	40,890	27,939	1,332,680	2,301,975	101,793
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	137,028	331,833	897,910	569,315	987,256
Net gain (loss) on investments	177,918	359,772	2,230,590	2,871,290	1,089,049
Net increase (decrease) in net assets resulting from operations	$171,272	$359,772	$2,103,496	$2,699,567	$1,089,049

Year ended December 31, 2024 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	156,713	277,118	—	10,535	13,326
Investment income (loss) — net	(156,713)	(277,118)	—	(10,535)	(13,326)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,721,039	9,083,073	9,246	302,136	560,482
Cost of investments sold	3,378,913	5,816,005	8,243	258,992	443,150
Net realized gain (loss) on sales of investments	1,342,126	3,267,068	1,003	43,144	117,332
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	3,094,212	2,749,076	21,582	96,100	61,729
Net gain (loss) on investments	4,436,338	6,016,144	22,585	139,244	179,061
Net increase (decrease) in net assets resulting from operations	$4,279,625	$5,739,026	$22,585	$128,709	$165,735
See accompanying notes to financial statements.

48	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2024 (continued)	VP Ptnrs Core Bond, Cl 1	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3
Investment income
Dividend income	$938	$432	$—	$—	$—
Variable account expenses	—	—	—	—	2,469
Investment income (loss) — net	938	432	—	—	(2,469)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,505	3,091	142	177	63,079
Cost of investments sold	1,536	3,145	119	139	32,955
Net realized gain (loss) on sales of investments	(31)	(54)	23	38	30,124
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(360)	(114)	564	7,523	66,722
Net gain (loss) on investments	(391)	(168)	587	7,561	96,846
Net increase (decrease) in net assets resulting from operations	$547	$264	$587	$7,561	$94,377

Year ended December 31, 2024 (continued)	VP Ptnrs Intl Core Eq, Cl 1	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 1	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 1
Investment income
Dividend income	$1,047	$637	$1,086	$953	$1,223
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	1,047	637	1,086	953	1,223

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,286	1,883	16,015	23,116	5,825
Cost of investments sold	3,306	1,785	13,755	22,540	5,136
Net realized gain (loss) on sales of investments	(20)	98	2,260	576	689
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(1,572)	2,478	(4,747)	(3,561)	(194)
Net gain (loss) on investments	(1,592)	2,576	(2,487)	(2,985)	495
Net increase (decrease) in net assets resulting from operations	$(545)	$3,213	$(1,401)	$(2,032)	$1,718

Year ended December 31, 2024 (continued)	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 1	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1	VP Ptnrs Sm Cap Val, Cl 2
Investment income
Dividend income	$1,805	$—	$—	$—	$—
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	1,805	—	—	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	5,556	14,568	671	6,134	556
Cost of investments sold	5,099	13,380	565	5,590	437
Net realized gain (loss) on sales of investments	457	1,188	106	544	119
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	751	9,153	6,460	279	341
Net gain (loss) on investments	1,208	10,341	6,566	823	460
Net increase (decrease) in net assets resulting from operations	$3,013	$10,341	$6,566	$823	$460

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	49

Statement of Operations

Year ended December 31, 2024 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 1	VP US Flex Gro, Cl 1	VP US Flex Mod Gro, Cl 1	Wanger Acorn
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	3,064	—	—	—	29,906
Investment income (loss) — net	(3,064)	—	—	—	(29,906)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	249,141	174	6,895	839	1,206,815
Cost of investments sold	179,573	157	5,889	718	1,640,325
Net realized gain (loss) on sales of investments	69,568	17	1,006	121	(433,510)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(19,103)	585	26,855	(47)	1,197,735
Net gain (loss) on investments	50,465	602	27,861	74	764,225
Net increase (decrease) in net assets resulting from operations	$47,401	$602	$27,861	$74	$734,319

Year ended December 31, 2024 (continued)			Wanger Intl	WA Var Global Hi Yd Bond, Cl I	WA Var Global Hi Yd Bond, Cl II
Investment income
Dividend income			$57,548	$1,510	$468
Variable account expenses			21,029	—	—
Investment income (loss) — net			36,519	1,510	468

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales			707,732	1,301	2,635
Cost of investments sold			874,525	1,358	2,969
Net realized gain (loss) on sales of investments			(166,793)	(57)	(334)
Distributions from capital gains			—	—	—
Net change in unrealized appreciation (depreciation) of investments			(229,753)	(117)	386
Net gain (loss) on investments			(396,546)	(174)	52
Net increase (decrease) in net assets resulting from operations			$(360,027)	$1,336	$520

See accompanying notes to financial statements.

50	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024	AB VPS Dyn Asset Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B
Operations
Investment income (loss) — net	$5	$50,019	$320	$(10,918)	$21,014
Net realized gain (loss) on sales of investments	—	57,910	2,038	159,654	53,289
Distributions from capital gains	—	—	23,703	145,045	92,753
Net change in unrealized appreciation (depreciation) of investments	44	16,203	89,092	397,294	135,032
Net increase (decrease) in net assets resulting from operations	49	124,132	115,153	691,075	302,088

Contract transactions
Contract purchase payments	—	117,505	191,242	130,090	42,160
Net transfers(1)	(1)	(3,538)	404,952	22,024	11,023
Transfers for policy loans	—	(41,669)	—	(133,982)	(100,891)
Policy charges	—	(82,311)	(42,853)	(58,785)	(55,266)
Contract terminations:
Surrender benefits	—	(259,413)	(2,906)	(48,931)	(98,065)
Death benefits	—	(2,240)	—	—	—
Increase (decrease) from transactions	(1)	(271,666)	550,435	(89,584)	(201,039)
Net assets at beginning of year	482	2,702,634	349,453	2,799,308	2,515,292
Net assets at end of year	$530	$2,555,100	$1,015,041	$3,400,799	$2,616,341

Accumulation unit activity
Units outstanding at beginning of year	—	1,463,164	174,392	454,378	620,773
Units purchased	—	287,549	249,639	77,965	221,070
Units redeemed	—	(358,244)	(19,618)	(75,176)	(156,818)
Units outstanding at end of year	—	1,392,469	404,413	457,167	685,025

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	51

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 1	Allspg VT Sm Cap Gro, Cl 2
Operations
Investment income (loss) — net	$5,304	$56	$(4,695)	$—	$(4,236)
Net realized gain (loss) on sales of investments	3,956	285	24,998	817	(47,549)
Distributions from capital gains	35,444	2,020	143,466	—	—
Net change in unrealized appreciation (depreciation) of investments	30,864	505	33,134	56,781	289,176
Net increase (decrease) in net assets resulting from operations	75,568	2,866	196,903	57,598	237,391

Contract transactions
Contract purchase payments	17,749	6,963	38,868	95,869	68,930
Net transfers(1)	(24,987)	(4,811)	(52,468)	(5,486)	(63,678)
Transfers for policy loans	4,621	—	(123,180)	(5,233)	(39,836)
Policy charges	(15,150)	(1,483)	(27,609)	(25,255)	(32,233)
Contract terminations:
Surrender benefits	(131)	—	(57,431)	(4,904)	(33,839)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(17,898)	669	(221,820)	54,991	(100,656)
Net assets at beginning of year	536,098	20,536	1,367,078	279,900	1,311,216
Net assets at end of year	$593,768	$24,071	$1,342,161	$392,489	$1,447,951

Accumulation unit activity
Units outstanding at beginning of year	246,263	11,587	266,120	225,126	397,422
Units purchased	74,337	3,579	53,872	67,895	149,185
Units redeemed	(77,488)	(3,392)	(57,320)	(27,898)	(95,051)
Units outstanding at end of year	243,112	11,774	262,672	265,123	451,556

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

52	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	ALPS Alerian Engy Infr, Class I	ALPS Alerian Engy Infr, Class III	BlackRock Global Alloc, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I
Operations
Investment income (loss) — net	$3,396	$19,820	$2,415	$1,904	$32,126
Net realized gain (loss) on sales of investments	585	89,776	92	(996)	76,638
Distributions from capital gains	2,485	18,444	19,361	48,409	46,619
Net change in unrealized appreciation (depreciation) of investments	15,776	72,474	(1,839)	(3,444)	322,962
Net increase (decrease) in net assets resulting from operations	22,242	200,514	20,029	45,873	478,345

Contract transactions
Contract purchase payments	20,980	9,878	83,291	16,104	141,307
Net transfers(1)	(737)	(85,402)	16,242	2,740	(266,680)
Transfers for policy loans	—	(85,450)	3,130	(466)	(122,508)
Policy charges	(3,299)	(7,193)	(20,198)	(9,568)	(111,666)
Contract terminations:
Surrender benefits	—	(3,404)	—	(3,309)	(314,051)
Death benefits	—	(700)	—	—	—
Increase (decrease) from transactions	16,944	(172,271)	82,465	5,501	(673,598)
Net assets at beginning of year	49,847	514,470	189,307	514,457	2,776,355
Net assets at end of year	$89,033	$542,713	$291,801	$565,831	$2,581,102

Accumulation unit activity
Units outstanding at beginning of year	35,085	463,683	139,635	347,023	911,054
Units purchased	11,872	13,606	71,413	23,736	59,756
Units redeemed	(2,523)	(133,077)	(14,005)	(20,463)	(283,459)
Units outstanding at end of year	44,434	344,212	197,043	350,296	687,351

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	53

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Bal, Cl 1	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 1
Operations
Investment income (loss) — net	$—	$(137,873)	$2,278	$1,381	$—
Net realized gain (loss) on sales of investments	8,786	1,009,494	(1,902)	(260)	6,846
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	237,277	1,396,991	3,859	1,586	71,681
Net increase (decrease) in net assets resulting from operations	246,063	2,268,612	4,235	2,707	78,527

Contract transactions
Contract purchase payments	406,079	573,530	17,615	2,826	81,091
Net transfers(1)	445,663	353,537	(7,800)	—	43,649
Transfers for policy loans	—	(93,314)	1,565	881	(7,568)
Policy charges	(93,101)	(870,762)	(4,545)	(1,284)	(33,777)
Contract terminations:
Surrender benefits	(11,037)	(640,207)	(954)	—	(3,589)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	747,604	(677,216)	5,881	2,423	79,806
Net assets at beginning of year	1,561,171	17,115,084	59,443	35,719	298,501
Net assets at end of year	$2,554,838	$18,706,480	$69,559	$40,849	$456,834

Accumulation unit activity
Units outstanding at beginning of year	998,820	5,581,173	40,576	39,768	153,411
Units purchased	488,441	315,386	12,451	4,061	56,675
Units redeemed	(60,375)	(519,972)	(8,751)	(1,361)	(19,824)
Units outstanding at end of year	1,426,886	5,376,587	44,276	42,468	190,262

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

54	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 1	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 1
Operations
Investment income (loss) — net	$—	$—	$—	$(258,538)	$—
Net realized gain (loss) on sales of investments	2,354	1,592	26,680	2,455,566	1,591
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	49,101	41,420	89,146	4,624,992	15,772
Net increase (decrease) in net assets resulting from operations	51,455	43,012	115,826	6,822,020	17,363

Contract transactions
Contract purchase payments	12,852	98,332	21,770	801,757	78,536
Net transfers(1)	57,347	8,090	(41,235)	(432,034)	322,270
Transfers for policy loans	16,168	—	(1,201)	(59,527)	4,696
Policy charges	(3,571)	(15,572)	(17,392)	(1,320,745)	(25,541)
Contract terminations:
Surrender benefits	—	—	(457)	(1,625,360)	(449)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	82,796	90,850	(38,515)	(2,635,909)	379,512
Net assets at beginning of year	201,452	164,764	464,570	28,607,416	131,296
Net assets at end of year	$335,703	$298,626	$541,881	$32,793,527	$528,171

Accumulation unit activity
Units outstanding at beginning of year	61,689	96,368	127,054	8,713,826	88,734
Units purchased	22,785	50,135	5,241	295,437	236,518
Units redeemed	(962)	(7,953)	(14,428)	(959,806)	(15,979)
Units outstanding at end of year	83,512	138,550	117,867	8,049,457	309,273

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	55

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 1
Operations
Investment income (loss) — net	$—	$(71,766)	$1,810	$795	$2,770
Net realized gain (loss) on sales of investments	5,386	1,203,792	11	(69)	(753)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	32,382	602,146	272	212	10,653
Net increase (decrease) in net assets resulting from operations	37,768	1,734,172	2,093	938	12,670

Contract transactions
Contract purchase payments	6,933	343,037	5,632	1,222	37,133
Net transfers(1)	46,321	(26,655)	378	—	96
Transfers for policy loans	(10)	(93,301)	—	—	—
Policy charges	(4,754)	(386,787)	(1,438)	(565)	(9,335)
Contract terminations:
Surrender benefits	—	(854,163)	—	—	—
Death benefits	—	(6,436)	—	—	—
Increase (decrease) from transactions	48,490	(1,024,305)	4,572	657	27,894
Net assets at beginning of year	236,403	12,144,207	31,360	15,252	211,450
Net assets at end of year	$322,661	$12,854,074	$38,025	$16,847	$252,014

Accumulation unit activity
Units outstanding at beginning of year	89,136	3,105,866	30,339	12,215	196,965
Units purchased	18,186	631,662	5,582	936	33,533
Units redeemed	(1,640)	(623,205)	(1,343)	(438)	(8,366)
Units outstanding at end of year	105,682	3,114,323	34,578	12,713	222,132

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

56	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 1(2)	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3
Operations
Investment income (loss) — net	$3,663	$11,342	$53	$2,871	$34,054
Net realized gain (loss) on sales of investments	(6,994)	(146,100)	10	(248)	(53,942)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	22,758	222,800	77	379	55,889
Net increase (decrease) in net assets resulting from operations	19,427	88,042	140	3,002	36,001

Contract transactions
Contract purchase payments	31,664	96,864	2,191	5,229	52,616
Net transfers(1)	(5,152)	(86,401)	5,206	(70)	87,743
Transfers for policy loans	(3,481)	(43,369)	—	(55)	(48,930)
Policy charges	(11,596)	(52,110)	(853)	(2,926)	(43,331)
Contract terminations:
Surrender benefits	(2,601)	(62,338)	—	—	(150,608)
Death benefits	—	(2,327)	—	—	(365)
Increase (decrease) from transactions	8,834	(149,681)	6,544	2,178	(102,875)
Net assets at beginning of year	349,799	1,916,622	—	88,721	1,264,754
Net assets at end of year	$378,060	$1,854,983	$6,684	$93,901	$1,197,880

Accumulation unit activity
Units outstanding at beginning of year	263,235	768,028	—	92,992	1,016,695
Units purchased	23,174	84,350	7,204	5,433	217,416
Units redeemed	(16,620)	(126,108)	(829)	(3,149)	(293,159)
Units outstanding at end of year	269,789	726,270	6,375	95,276	940,952

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period January 16, 2024 (commencement of operations) to December 31, 2024.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	57

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Govt Money Mkt, Cl 1	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1	Col VP Hi Yield Bond, Cl 2
Operations
Investment income (loss) — net	$23,568	$20,830	$140,430	$9,544	$20,082
Net realized gain (loss) on sales of investments	—	—	1	86	(442)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	—	—	(1)	1,244	3,785
Net increase (decrease) in net assets resulting from operations	23,568	20,830	140,430	10,874	23,425

Contract transactions
Contract purchase payments	188,306	116,178	244,488	63,896	25,314
Net transfers(1)	(258,805)	(16,577)	1,070,671	45,778	11,870
Transfers for policy loans	—	(4,143)	88,388	—	345
Policy charges	(18,037)	(18,457)	(270,930)	(12,775)	(10,995)
Contract terminations:
Surrender benefits	—	(7,426)	(215,940)	(4,499)	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(88,536)	69,575	916,677	92,400	26,534
Net assets at beginning of year	561,703	404,225	2,635,490	122,128	318,522
Net assets at end of year	$496,735	$494,630	$3,692,597	$225,402	$368,481

Accumulation unit activity
Units outstanding at beginning of year	520,159	370,143	2,521,711	98,881	194,745
Units purchased	171,914	104,067	1,303,669	84,991	22,556
Units redeemed	(253,981)	(41,753)	(448,852)	(13,383)	(6,511)
Units outstanding at end of year	438,092	432,457	3,376,528	170,489	210,790

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

58	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1
Operations
Investment income (loss) — net	$135,944	$1,359	$4,530	$58,202	$5,410
Net realized gain (loss) on sales of investments	(40,971)	(88)	(185)	(31,159)	(739)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	69,808	97	302	31,941	(2,240)
Net increase (decrease) in net assets resulting from operations	164,781	1,368	4,647	58,984	2,431

Contract transactions
Contract purchase payments	68,267	3,231	3,462	25,420	18,044
Net transfers(1)	140,600	1,980	4,266	152,652	18,191
Transfers for policy loans	(27,604)	—	(15)	(6,176)	—
Policy charges	(73,744)	(1,275)	(2,742)	(26,105)	(10,055)
Contract terminations:
Surrender benefits	(294,106)	—	—	(31,755)	—
Death benefits	(32,440)	—	—	—	—
Increase (decrease) from transactions	(219,027)	3,936	4,971	114,036	26,180
Net assets at beginning of year	2,638,118	22,053	79,753	1,082,634	87,090
Net assets at end of year	$2,583,872	$27,357	$89,371	$1,255,654	$115,701

Accumulation unit activity
Units outstanding at beginning of year	1,050,926	18,104	50,138	533,773	81,911
Units purchased	229,783	4,114	4,694	207,132	34,121
Units redeemed	(284,338)	(1,013)	(1,683)	(118,430)	(9,315)
Units outstanding at end of year	996,371	21,205	53,149	622,475	106,717

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	59

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3
Operations
Investment income (loss) — net	$3,848	$235,528	$—	$—	$(20,530)
Net realized gain (loss) on sales of investments	(1,923)	(160,376)	43,931	7,077	640,570
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	442	(2,565)	569,608	138,922	351,074
Net increase (decrease) in net assets resulting from operations	2,367	72,587	613,539	145,999	971,114

Contract transactions
Contract purchase payments	13,422	214,151	551,032	45,264	68,328
Net transfers(1)	(323)	419,238	164,526	(12,460)	(71,944)
Transfers for policy loans	7	(81,508)	(7,921)	490	(217,753)
Policy charges	(3,945)	(232,620)	(118,136)	(9,530)	(92,912)
Contract terminations:
Surrender benefits	—	(160,302)	(44,115)	—	(312,863)
Death benefits	—	(290)	—	—	—
Increase (decrease) from transactions	9,161	158,669	545,386	23,764	(627,144)
Net assets at beginning of year	54,558	5,536,137	1,690,340	470,350	3,401,791
Net assets at end of year	$66,086	$5,767,393	$2,849,265	$640,113	$3,745,761

Accumulation unit activity
Units outstanding at beginning of year	45,767	3,460,080	829,300	104,731	702,754
Units purchased	12,007	511,014	305,651	8,615	142,781
Units redeemed	(3,279)	(326,822)	(70,549)	(4,552)	(152,943)
Units outstanding at end of year	54,495	3,644,272	1,064,402	108,794	692,592

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

60	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Lg Cap Index, Cl 1	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 1	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 1
Operations
Investment income (loss) — net	$—	$(73,939)	$1,583	$27,118	$417
Net realized gain (loss) on sales of investments	93,945	1,971,920	42	59	(98)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,370,146	1,419,824	116	7,582	(741)
Net increase (decrease) in net assets resulting from operations	1,464,091	3,317,805	1,741	34,759	(422)

Contract transactions
Contract purchase payments	1,569,927	395,952	7,679	6,787	1,061
Net transfers(1)	1,191,221	734,205	17,337	(8,835)	159
Transfers for policy loans	(325,538)	(194,496)	—	1,994	—
Policy charges	(507,475)	(299,626)	(4,642)	(15,800)	(677)
Contract terminations:
Surrender benefits	(26,710)	(1,786,293)	—	(10,758)	—
Death benefits	—	(18,087)	—	—	—
Increase (decrease) from transactions	1,901,425	(1,168,345)	20,374	(26,612)	543
Net assets at beginning of year	5,146,295	14,291,500	22,154	874,816	10,295
Net assets at end of year	$8,511,811	$16,440,960	$44,269	$882,963	$10,416

Accumulation unit activity
Units outstanding at beginning of year	2,812,179	3,050,599	19,759	820,495	10,023
Units purchased	1,320,666	682,880	21,942	19,278	1,227
Units redeemed	(402,783)	(747,388)	(4,009)	(44,477)	(671)
Units outstanding at end of year	3,730,062	2,986,091	37,692	795,296	10,579

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	61

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Overseas Core, Cl 1	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 1
Operations
Investment income (loss) — net	$315	$11,035	$8,070	$161,947	$—
Net realized gain (loss) on sales of investments	(3,082)	275	178	53,583	19,769
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	3,058	(10,615)	(1,957)	(101,780)	71,356
Net increase (decrease) in net assets resulting from operations	291	695	6,291	113,750	91,125

Contract transactions
Contract purchase payments	259	93,780	11,841	203,299	198,520
Net transfers(1)	(8,490)	228,553	89	22,325	41,253
Transfers for policy loans	—	—	505	(24,403)	—
Policy charges	(32)	(20,761)	(3,700)	(221,302)	(75,068)
Contract terminations:
Surrender benefits	—	—	(1,338)	(157,597)	(15,754)
Death benefits	—	—	—	(271)	—
Increase (decrease) from transactions	(8,263)	301,572	7,397	(177,949)	148,951
Net assets at beginning of year	8,689	225,445	182,815	4,687,997	659,264
Net assets at end of year	$717	$527,712	$196,503	$4,623,798	$899,340

Accumulation unit activity
Units outstanding at beginning of year	7,386	169,745	103,471	3,265,282	419,471
Units purchased	226	229,271	6,982	187,475	139,645
Units redeemed	(6,974)	(14,929)	(2,724)	(308,975)	(52,117)
Units outstanding at end of year	638	384,087	107,729	3,143,782	506,999

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

62	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 1	Col VP Select Mid Cap Gro, Cl 2	Col VP Select Mid Cap Gro, Cl 3
Operations
Investment income (loss) — net	$—	$(4,354)	$—	$—	$(5,307)
Net realized gain (loss) on sales of investments	3,394	90,091	757	2,014	119,635
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	17,095	12,708	91,823	20,567	105,117
Net increase (decrease) in net assets resulting from operations	20,489	98,445	92,580	22,581	219,445

Contract transactions
Contract purchase payments	11,524	10,985	79,750	9,069	23,345
Net transfers(1)	35,259	15,132	51,322	(2,870)	(28,741)
Transfers for policy loans	(3,148)	(234,935)	—	—	578
Policy charges	(5,462)	(20,639)	(12,277)	(1,887)	(22,046)
Contract terminations:
Surrender benefits	—	(6,078)	(898)	—	(22,782)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	38,173	(235,535)	117,897	4,312	(49,646)
Net assets at beginning of year	145,583	911,236	313,355	95,372	1,030,424
Net assets at end of year	$204,245	$774,146	$523,832	$122,265	$1,200,223

Accumulation unit activity
Units outstanding at beginning of year	44,483	263,954	196,990	29,996	255,977
Units purchased	13,398	11,125	76,803	2,680	70,838
Units redeemed	(2,447)	(88,709)	(7,534)	(1,506)	(31,074)
Units outstanding at end of year	55,434	186,370	266,259	31,170	295,741

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	63

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Select Mid Cap Val, Cl 1	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1	Col VP Select Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$—	$—	$(4,098)	$—	$—
Net realized gain (loss) on sales of investments	913	3,197	71,233	952	3,179
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	43,209	16,567	41,113	16,386	18,025
Net increase (decrease) in net assets resulting from operations	44,122	19,764	108,248	17,338	21,204

Contract transactions
Contract purchase payments	90,305	8,861	28,021	45,823	8,982
Net transfers(1)	65,911	(4,147)	(748)	14,938	(5,693)
Transfers for policy loans	—	505	(11,693)	—	—
Policy charges	(25,303)	(4,327)	(22,502)	(11,014)	(5,157)
Contract terminations:
Surrender benefits	(154)	—	(18,300)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	130,759	892	(25,222)	49,747	(1,868)
Net assets at beginning of year	290,223	157,860	905,717	99,284	150,492
Net assets at end of year	$465,104	$178,516	$988,743	$166,369	$169,828

Accumulation unit activity
Units outstanding at beginning of year	181,820	50,894	249,515	71,214	53,970
Units purchased	91,714	2,836	63,466	40,898	3,112
Units redeemed	(14,623)	(2,466)	(27,236)	(7,375)	(3,498)
Units outstanding at end of year	258,911	51,264	285,745	104,737	53,584

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

64	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP Sel Gbl Tech, Cl 1	Col VP Sel Gbl Tech, Cl 2	Col VP Strategic Inc, Cl 1	Col VP Strategic Inc, Cl 2
Operations
Investment income (loss) — net	$(6,275)	$—	$—	$7,685	$10,001
Net realized gain (loss) on sales of investments	57,800	3,273	2	(196)	(3,084)
Distributions from capital gains	—	18,473	4,944	—	—
Net change in unrealized appreciation (depreciation) of investments	91,973	42,680	12,446	215	2,555
Net increase (decrease) in net assets resulting from operations	143,498	64,426	17,392	7,704	9,472

Contract transactions
Contract purchase payments	33,861	99,691	2,282	48,234	46,461
Net transfers(1)	(7,498)	46,512	42,242	17,068	124,234
Transfers for policy loans	(4,479)	—	20	—	1,011
Policy charges	(36,225)	(27,045)	(42)	(14,039)	(76,730)
Contract terminations:
Surrender benefits	(30,085)	—	—	(210)	(191)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(44,426)	119,158	44,502	51,053	94,785
Net assets at beginning of year	1,118,237	184,277	40,654	145,094	179,736
Net assets at end of year	$1,217,309	$367,861	$102,548	$203,851	$283,993

Accumulation unit activity
Units outstanding at beginning of year	269,612	147,096	32,586	128,023	131,824
Units purchased	37,058	103,542	32,379	56,054	122,536
Units redeemed	(31,220)	(19,265)	(29)	(12,283)	(55,053)
Units outstanding at end of year	275,450	231,373	64,936	171,794	199,307

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	65

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP AC Div Bond, Cl 1
Operations
Investment income (loss) — net	$739	$589	$31,833	$10,293	$1,190
Net realized gain (loss) on sales of investments	(88)	(61)	(25,403)	(27,031)	(435)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(169)	(268)	4,028	33,451	(340)
Net increase (decrease) in net assets resulting from operations	482	260	10,458	16,713	415

Contract transactions
Contract purchase payments	5,189	316	62,551	14,684	2,654
Net transfers(1)	861	587	37,098	(36,986)	(2,631)
Transfers for policy loans	—	(13)	(9,800)	(8,114)	—
Policy charges	(1,955)	(982)	(61,789)	(7,563)	(1,806)
Contract terminations:
Surrender benefits	—	—	(40,495)	(20,786)	—
Death benefits	—	—	—	(575)	—
Increase (decrease) from transactions	4,095	(92)	(12,435)	(59,340)	(1,783)
Net assets at beginning of year	17,377	18,754	1,185,996	406,360	31,124
Net assets at end of year	$21,954	$18,922	$1,184,019	$363,733	$29,756

Accumulation unit activity
Units outstanding at beginning of year	17,401	16,737	982,038	485,059	29,736
Units purchased	6,189	813	96,420	28,124	2,462
Units redeemed	(1,945)	(885)	(103,588)	(97,867)	(4,265)
Units outstanding at end of year	21,645	16,665	974,870	415,316	27,933

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

66	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 1
Operations
Investment income (loss) — net	$798	$780	$335	$7,221	$1,850
Net realized gain (loss) on sales of investments	(188)	(918)	(239)	(30,834)	(115)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(431)	(420)	(292)	15,102	5,289
Net increase (decrease) in net assets resulting from operations	179	(558)	(196)	(8,511)	7,024

Contract transactions
Contract purchase payments	2,470	12,777	3,568	27,414	12,311
Net transfers(1)	4,199	(2,464)	(630)	(23,848)	133
Transfers for policy loans	(363)	3,130	(1)	(3,690)	—
Policy charges	(567)	(2,687)	(962)	(27,635)	(2,583)
Contract terminations:
Surrender benefits	—	—	(140)	(757)	—
Death benefits	—	—	—	(146)	—
Increase (decrease) from transactions	5,739	10,756	1,835	(28,662)	9,861
Net assets at beginning of year	18,473	37,778	17,057	554,871	63,938
Net assets at end of year	$24,391	$47,976	$18,696	$517,698	$80,823

Accumulation unit activity
Units outstanding at beginning of year	15,912	36,316	14,408	400,168	49,470
Units purchased	5,537	15,203	3,043	41,326	9,108
Units redeemed	(755)	(4,972)	(1,467)	(56,395)	(1,903)
Units outstanding at end of year	20,694	46,547	15,984	385,099	56,675

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	67

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	CTIVP CenterSquare Real Est, Cl 2	CTIVP MFS Val, Cl 1	CTIVP MFS Val, Cl 2	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Prin Blue Chip Gro, Cl 2
Operations
Investment income (loss) — net	$5,403	$—	$—	$—	$—
Net realized gain (loss) on sales of investments	(4,008)	5,213	3,256	375	4,528
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	22,785	15,151	26,351	26,411	13,300
Net increase (decrease) in net assets resulting from operations	24,180	20,364	29,607	26,786	17,828

Contract transactions
Contract purchase payments	14,602	129,138	13,520	26,018	7,303
Net transfers(1)	(37,467)	203,563	1,425	1,623	25,316
Transfers for policy loans	(354)	—	(6,464)	—	—
Policy charges	(5,674)	(27,292)	(4,779)	(8,249)	(4,260)
Contract terminations:
Surrender benefits	(1,016)	—	—	—	(7,459)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(29,909)	305,409	3,702	19,392	20,900
Net assets at beginning of year	213,304	207,794	252,418	118,899	77,895
Net assets at end of year	$207,575	$533,567	$285,727	$165,077	$116,623

Accumulation unit activity
Units outstanding at beginning of year	115,096	135,989	85,181	64,457	17,815
Units purchased	7,713	192,831	4,731	13,209	6,568
Units redeemed	(20,858)	(16,236)	(3,387)	(3,963)	(2,361)
Units outstanding at end of year	101,951	312,584	86,525	73,703	22,022

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

68	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 1
Operations
Investment income (loss) — net	$—	$—	$3,325	$1,654	$—
Net realized gain (loss) on sales of investments	4,550	1,472	(1,090)	(32)	11,346
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	18,933	14,077	(1,915)	(1,400)	50,998
Net increase (decrease) in net assets resulting from operations	23,483	15,549	320	222	62,344

Contract transactions
Contract purchase payments	45,997	7,446	7,526	941	154,735
Net transfers(1)	7,965	(2,635)	(6,234)	749	25,064
Transfers for policy loans	(17,013)	(451)	—	—	3,756
Policy charges	(18,532)	(1,262)	(5,343)	(653)	(31,517)
Contract terminations:
Surrender benefits	—	—	—	—	(10,588)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	18,417	3,098	(4,051)	1,037	141,450
Net assets at beginning of year	187,324	131,380	87,087	41,165	554,052
Net assets at end of year	$229,224	$150,027	$83,356	$42,424	$757,846

Accumulation unit activity
Units outstanding at beginning of year	122,303	52,147	82,841	36,369	321,941
Units purchased	32,222	2,698	7,077	1,500	101,233
Units redeemed	(20,830)	(1,523)	(11,219)	(577)	(22,541)
Units outstanding at end of year	133,695	53,322	78,699	37,292	400,633

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	69

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP Westfield Sel Lg Cp Gr, Cl 1
Operations
Investment income (loss) — net	$—	$(6,112)	$—	$—	$—
Net realized gain (loss) on sales of investments	39,131	115,313	1,295	436	972
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	15,979	(2,508)	14,743	12,620	44,557
Net increase (decrease) in net assets resulting from operations	55,110	106,693	16,038	13,056	45,529

Contract transactions
Contract purchase payments	41,085	18,373	29,423	3,294	26,691
Net transfers(1)	(63,884)	(53,727)	4,664	5,000	(2,688)
Transfers for policy loans	(6,531)	(129,138)	(6,025)	505	—
Policy charges	(11,310)	(16,533)	(5,284)	(477)	(5,063)
Contract terminations:
Surrender benefits	(254)	(60,544)	—	(1,175)	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(40,894)	(241,569)	22,778	7,147	18,940
Net assets at beginning of year	534,583	1,247,572	82,165	69,959	151,030
Net assets at end of year	$548,799	$1,112,696	$120,981	$90,162	$215,499

Accumulation unit activity
Units outstanding at beginning of year	144,447	270,524	49,013	21,688	104,109
Units purchased	10,339	18,820	18,773	2,592	17,299
Units redeemed	(19,518)	(67,800)	(6,362)	(430)	(4,902)
Units outstanding at end of year	135,268	221,544	61,424	23,850	116,506

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

70	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	CTIVP Westfield Sel Lg Cp Gr, Cl 2	CVT EAFE Intl Index, Cl F	CVT EAFE Intl Index, Cl I	CVT Nasdaq 100 Index, Cl F	CVT Nasdaq 100 Index, Cl I
Operations
Investment income (loss) — net	$—	$520	$4,621	$211	$1,064
Net realized gain (loss) on sales of investments	319	104	355	144	1,879
Distributions from capital gains	—	—	—	4,147	20,909
Net change in unrealized appreciation (depreciation) of investments	15,219	(8)	(4,248)	6,548	29,033
Net increase (decrease) in net assets resulting from operations	15,538	616	728	11,050	52,885

Contract transactions
Contract purchase payments	5,060	480	37,375	1,742	101,559
Net transfers(1)	(21,189)	17,278	37,264	35,617	134,140
Transfers for policy loans	525	—	—	20	—
Policy charges	(3,008)	(1,666)	(8,260)	(1,583)	(36,803)
Contract terminations:
Surrender benefits	—	(413)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(18,612)	15,679	66,379	35,796	198,896
Net assets at beginning of year	70,545	1,966	102,156	19,111	109,164
Net assets at end of year	$67,471	$18,261	$169,263	$65,957	$360,945

Accumulation unit activity
Units outstanding at beginning of year	21,029	1,364	88,401	14,544	82,737
Units purchased	1,594	15,405	60,341	26,723	160,057
Units redeemed	(6,805)	(1,368)	(6,735)	(1,073)	(24,301)
Units outstanding at end of year	15,818	15,401	142,007	40,194	218,493

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	71

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	CVT Russ 2000 Sm Cap Ind, Cl F	CVT Russ 2000 Sm Cap Ind, Cl I	DWS Alt Asset Alloc VIP, Cl A	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl
Operations
Investment income (loss) — net	$206	$1,037	$1,604	$8,662	$104,330
Net realized gain (loss) on sales of investments	98	518	10	(214)	(15,756)
Distributions from capital gains	333	1,677	25	157	—
Net change in unrealized appreciation (depreciation) of investments	1,259	4,287	508	4,703	9,105
Net increase (decrease) in net assets resulting from operations	1,896	7,519	2,147	13,308	97,679

Contract transactions
Contract purchase payments	557	16,420	41,252	21,230	20,984
Net transfers(1)	15,667	50,013	68,447	21,294	(23,275)
Transfers for policy loans	—	—	—	503	(9,573)
Policy charges	(1,391)	(9,157)	(3,860)	(8,610)	(32,797)
Contract terminations:
Surrender benefits	(379)	—	—	(8)	(22,452)
Death benefits	—	—	—	—	(1,048)
Increase (decrease) from transactions	14,454	57,276	105,839	34,409	(68,161)
Net assets at beginning of year	371	21,811	27,043	260,554	1,426,202
Net assets at end of year	$16,721	$86,606	$135,029	$308,271	$1,455,720

Accumulation unit activity
Units outstanding at beginning of year	—	19,609	21,555	202,119	883,468
Units purchased	14,771	58,102	83,262	32,851	200,883
Units redeemed	(1,183)	(7,711)	(2,932)	(6,530)	(195,429)
Units outstanding at end of year	13,588	70,000	101,885	228,440	888,922

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

72	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	EV VT Floating-Rate Inc, Inst Cl(2),(3)	Fid VIP Contrafund, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Emer Mkts, Init Cl(2)	Fid VIP Energy, Init Cl(2)
Operations
Investment income (loss) — net	$339	$3,218	$(32,242)	$42	$23
Net realized gain (loss) on sales of investments	—	6,988	489,100	2	(1)
Distributions from capital gains	—	219,457	944,950	—	—
Net change in unrealized appreciation (depreciation) of investments	(6)	101,784	546,087	(4)	(86)
Net increase (decrease) in net assets resulting from operations	333	331,447	1,947,895	40	(64)

Contract transactions
Contract purchase payments	2,263	312,426	184,532	258	319
Net transfers(1)	3,719	772,742	780,897	3,084	1,014
Transfers for policy loans	—	(14,058)	(294,877)	—	—
Policy charges	(189)	(91,008)	(141,801)	(84)	(38)
Contract terminations:
Surrender benefits	—	(1,829)	(492,548)	—	—
Death benefits	—	—	(1,256)	—	—
Increase (decrease) from transactions	5,793	978,273	34,947	3,258	1,295
Net assets at beginning of year	—	702,527	5,896,977	—	—
Net assets at end of year	$6,126	$2,012,247	$7,879,819	$3,298	$1,231

Accumulation unit activity
Units outstanding at beginning of year	—	366,743	1,339,507	—	—
Units purchased	3,854	463,354	254,108	2,905	1,096
Units redeemed	(181)	(44,944)	(208,951)	(72)	(35)
Units outstanding at end of year	3,673	785,153	1,384,664	2,833	1,061

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period January 16, 2024 (commencement of operations) to December 31, 2024.

(3)	See Note 9 in the Notes to Financial Statements.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	73

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Gro Opp, Init Cl(2)	Fid VIP Invest Gr, Init Cl(2)	Fid VIP Mid Cap, Init Cl
Operations
Investment income (loss) — net	$37,350	$20,774	$—	$872	$4,385
Net realized gain (loss) on sales of investments	167,846	252,128	3,799	19	2,100
Distributions from capital gains	337,343	162,243	—	—	96,920
Net change in unrealized appreciation (depreciation) of investments	409,102	27,412	1,676	(1,429)	(21,331)
Net increase (decrease) in net assets resulting from operations	951,641	462,557	5,475	(538)	82,074

Contract transactions
Contract purchase payments	122,213	48,276	261,215	7,926	164,275
Net transfers(1)	(37,536)	(13,320)	(167,486)	30,538	241,253
Transfers for policy loans	8,906	(120,127)	—	—	(13,360)
Policy charges	(185,753)	(54,998)	(219)	(1,105)	(37,696)
Contract terminations:
Surrender benefits	(198,224)	(135,566)	(270)	(78)	(667)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(290,394)	(275,735)	93,240	37,281	353,805
Net assets at beginning of year	4,579,195	2,266,201	—	—	433,660
Net assets at end of year	$5,240,442	$2,453,023	$98,715	$36,743	$869,539

Accumulation unit activity
Units outstanding at beginning of year	906,130	865,574	—	—	278,924
Units purchased	29,372	276,643	191,231	37,100	226,332
Units redeemed	(80,083)	(289,242)	(119,931)	(1,066)	(29,248)
Units outstanding at end of year	855,419	852,975	71,300	36,034	476,008

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period January 16, 2024 (commencement of operations) to December 31, 2024.

See accompanying notes to financial statements.

74	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Init Cl
Operations
Investment income (loss) — net	$(13,362)	$(1,501)	$14,774	$13,159	$21,543
Net realized gain (loss) on sales of investments	86,638	165,999	38,372	67,897	1,810
Distributions from capital gains	791,081	769,222	74,911	59,398	—
Net change in unrealized appreciation (depreciation) of investments	52,815	(37,276)	(67,200)	(83,149)	3,977
Net increase (decrease) in net assets resulting from operations	917,172	896,444	60,857	57,305	27,330

Contract transactions
Contract purchase payments	107,555	133,871	43,319	37,831	188,407
Net transfers(1)	(22,706)	(105,695)	125,134	20,719	66,504
Transfers for policy loans	(32,651)	(181,138)	3,406	(36,555)	5,635
Policy charges	(198,315)	(113,384)	(41,662)	(20,059)	(35,682)
Contract terminations:
Surrender benefits	(236,687)	(399,158)	(72,590)	(46,135)	(9,611)
Death benefits	(4,297)	(382)	—	—	—
Increase (decrease) from transactions	(387,101)	(665,886)	57,607	(44,199)	215,253
Net assets at beginning of year	5,692,586	5,571,907	1,470,954	1,224,179	359,237
Net assets at end of year	$6,222,657	$5,802,465	$1,589,418	$1,237,285	$601,820

Accumulation unit activity
Units outstanding at beginning of year	974,274	2,433,962	570,392	708,317	311,685
Units purchased	19,921	486,546	70,226	143,610	218,311
Units redeemed	(78,532)	(697,432)	(45,108)	(158,757)	(37,755)
Units outstanding at end of year	915,663	2,223,076	595,510	693,170	492,241

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	75

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 1	Frank Inc, Cl 2	Frank Mutual Shares, Cl 1
Operations
Investment income (loss) — net	$820	$26,201	$2,834	$22,852	$652
Net realized gain (loss) on sales of investments	(3)	(64,081)	45	(1,505)	136
Distributions from capital gains	—	—	221	2,086	602
Net change in unrealized appreciation (depreciation) of investments	653	30,390	790	8,883	1,418
Net increase (decrease) in net assets resulting from operations	1,470	(7,490)	3,890	32,316	2,808

Contract transactions
Contract purchase payments	2,514	76,267	17,495	11,441	5,012
Net transfers(1)	(4,234)	(101,046)	(700)	34,511	—
Transfers for policy loans	901	(67,079)	—	(21,883)	—
Policy charges	(786)	(62,458)	(5,945)	(13,734)	(2,646)
Contract terminations:
Surrender benefits	—	(74,891)	—	(10,211)	—
Death benefits	—	(119)	—	—	—
Increase (decrease) from transactions	(1,605)	(229,326)	10,850	124	2,366
Net assets at beginning of year	23,424	2,039,199	46,630	446,052	25,391
Net assets at end of year	$23,289	$1,802,383	$61,370	$478,492	$30,565

Accumulation unit activity
Units outstanding at beginning of year	17,046	890,097	35,508	310,215	19,019
Units purchased	2,411	121,044	12,633	52,149	3,356
Units redeemed	(3,436)	(175,157)	(4,652)	(49,068)	(1,841)
Units outstanding at end of year	16,021	835,984	43,489	313,296	20,534

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

76	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 1	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
Operations
Investment income (loss) — net	$27,307	$2,580	$13,078	$30,199	$798
Net realized gain (loss) on sales of investments	(11,995)	2,129	(47,162)	66,331	(13)
Distributions from capital gains	36,884	5,088	67,059	361,558	—
Net change in unrealized appreciation (depreciation) of investments	132,091	17,475	273,830	243,637	162
Net increase (decrease) in net assets resulting from operations	184,287	27,272	306,805	701,725	947

Contract transactions
Contract purchase payments	62,967	60,567	59,145	144,034	1,228
Net transfers(1)	(7,053)	(29,652)	(45,380)	(66,096)	—
Transfers for policy loans	(19,436)	—	(51,029)	(26,649)	(5)
Policy charges	(36,752)	(17,978)	(62,210)	(145,232)	(281)
Contract terminations:
Surrender benefits	(124,556)	(5,127)	(90,294)	(370,031)	—
Death benefits	—	—	(341)	—	—
Increase (decrease) from transactions	(124,830)	7,810	(190,109)	(463,974)	942
Net assets at beginning of year	1,692,719	212,299	2,855,602	6,092,781	35,698
Net assets at end of year	$1,752,176	$247,381	$2,972,298	$6,330,532	$37,587

Accumulation unit activity
Units outstanding at beginning of year	592,966	143,186	678,772	1,274,946	33,722
Units purchased	68,977	38,565	127,469	298,099	1,443
Units redeemed	(84,979)	(32,796)	(98,632)	(218,555)	(574)
Units outstanding at end of year	576,964	148,955	707,609	1,354,490	34,591

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	77

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I
Operations
Investment income (loss) — net	$343	$3,632	$(4,744)	$(4,721)	$2,153
Net realized gain (loss) on sales of investments	39,135	151,196	16,536	40,403	(73)
Distributions from capital gains	34,251	415,257	—	—	—
Net change in unrealized appreciation (depreciation) of investments	33,190	180,637	193,929	290,774	(969)
Net increase (decrease) in net assets resulting from operations	106,919	750,722	205,721	326,456	1,111

Contract transactions
Contract purchase payments	11,270	60,049	10,866	13,206	8,455
Net transfers(1)	(2,738)	(120,983)	(3,733)	22,465	753
Transfers for policy loans	252	(90,983)	(34,916)	(55,771)	—
Policy charges	(15,092)	(60,682)	(23,918)	(16,244)	(3,607)
Contract terminations:
Surrender benefits	(206,332)	(310,584)	(9,539)	(110,237)	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(212,640)	(523,183)	(61,240)	(146,581)	5,601
Net assets at beginning of year	551,818	2,923,675	628,746	994,889	29,236
Net assets at end of year	$446,097	$3,151,214	$773,227	$1,174,764	$35,948

Accumulation unit activity
Units outstanding at beginning of year	110,189	629,528	164,227	319,425	24,567
Units purchased	2,460	24,474	2,535	57,571	7,403
Units redeemed	(39,624)	(116,627)	(15,864)	(91,203)	(2,890)
Units outstanding at end of year	73,025	537,375	150,898	285,793	29,080

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

78	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I
Operations
Investment income (loss) — net	$15,601	$5,053	$(18,194)	$(5,176)	$15,044
Net realized gain (loss) on sales of investments	(1,531)	18,895	167,301	(6,143)	17,825
Distributions from capital gains	—	37,704	955,708	—	44,278
Net change in unrealized appreciation (depreciation) of investments	(6,352)	(2,815)	1,360,024	206,987	64,472
Net increase (decrease) in net assets resulting from operations	7,718	58,837	2,464,839	195,668	141,619

Contract transactions
Contract purchase payments	9,544	9,858	278,512	34,780	24,636
Net transfers(1)	10,516	141,689	(186,801)	(55,386)	(91,558)
Transfers for policy loans	840	(4,515)	2,344	(3,244)	(74,698)
Policy charges	(2,146)	(6,620)	(408,900)	(20,326)	(20,976)
Contract terminations:
Surrender benefits	—	(56,855)	(513,397)	(56,535)	(39,163)
Death benefits	—	—	(4,993)	—	—
Increase (decrease) from transactions	18,754	83,557	(833,235)	(100,711)	(201,759)
Net assets at beginning of year	253,106	390,796	10,346,008	881,494	1,167,398
Net assets at end of year	$279,578	$533,190	$11,977,612	$976,451	$1,107,258

Accumulation unit activity
Units outstanding at beginning of year	188,524	112,553	2,031,002	637,417	449,499
Units purchased	17,465	43,186	48,540	34,773	8,436
Units redeemed	(4,500)	(19,468)	(190,151)	(100,617)	(81,835)
Units outstanding at end of year	201,489	136,271	1,889,391	571,573	376,100

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	79

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Invesco VI EQV Intl Eq, Ser II	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II
Operations
Investment income (loss) — net	$11,280	$—	$(6,966)	$1,369	$33,641
Net realized gain (loss) on sales of investments	7,703	12,167	17,309	80	(40,002)
Distributions from capital gains	5,993	32,025	108,318	—	—
Net change in unrealized appreciation (depreciation) of investments	(24,320)	37,285	151,838	(133)	39,191
Net increase (decrease) in net assets resulting from operations	656	81,477	270,499	1,316	32,830

Contract transactions
Contract purchase payments	26,756	133,415	80,780	16,283	52,842
Net transfers(1)	15,395	(84,356)	(294,891)	576	34,009
Transfers for policy loans	(3,463)	(3,422)	(41,348)	—	(215,077)
Policy charges	(20,308)	(36,515)	(35,287)	(4,447)	(46,305)
Contract terminations:
Surrender benefits	(60,723)	(16,213)	(80,528)	—	(41,914)
Death benefits	(2,069)	—	—	—	(200)
Increase (decrease) from transactions	(44,412)	(7,091)	(371,274)	12,412	(216,645)
Net assets at beginning of year	1,110,101	499,172	1,823,314	30,814	1,624,807
Net assets at end of year	$1,066,345	$573,558	$1,722,539	$44,542	$1,440,992

Accumulation unit activity
Units outstanding at beginning of year	477,206	319,139	512,963	30,185	1,128,210
Units purchased	42,516	75,818	23,998	16,418	99,489
Units redeemed	(55,790)	(79,020)	(127,827)	(4,306)	(278,744)
Units outstanding at end of year	463,932	315,937	409,134	42,297	948,955

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

80	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Invesco VI Mn St Sm Cap, Ser I	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Invesco VI Tech, Ser II	Janus Henderson VIT Bal, Inst
Operations
Investment income (loss) — net	$—	$(6,267)	$(6,899)	$—	$18,639
Net realized gain (loss) on sales of investments	1,061	27,657	19,474	37	2,463
Distributions from capital gains	14,625	71,274	67,844	393	—
Net change in unrealized appreciation (depreciation) of investments	21,110	118,934	358,957	1,778	98,222
Net increase (decrease) in net assets resulting from operations	36,796	211,598	439,376	2,208	119,324

Contract transactions
Contract purchase payments	82,029	60,125	57,312	—	135,096
Net transfers(1)	110,799	54,294	87,379	226	19,003
Transfers for policy loans	(7,837)	(89,183)	(17,277)	—	—
Policy charges	(17,790)	(29,711)	(41,392)	(31)	(39,181)
Contract terminations:
Surrender benefits	(1,924)	(11,083)	(30,838)	(159)	(215)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	165,277	(15,558)	55,184	36	114,703
Net assets at beginning of year	252,875	1,802,594	1,252,269	6,355	737,372
Net assets at end of year	$454,948	$1,998,634	$1,746,829	$8,599	$971,399

Accumulation unit activity
Units outstanding at beginning of year	160,827	497,496	303,612	5,245	498,152
Units purchased	112,115	56,366	119,088	200	94,741
Units redeemed	(16,169)	(45,510)	(43,101)	(21)	(24,348)
Units outstanding at end of year	256,773	508,352	379,599	5,424	568,545

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	81

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv
Operations
Investment income (loss) — net	$1,034	$840	$12,343	$1,705	$(13,938)
Net realized gain (loss) on sales of investments	5,641	4,022	(31)	(12)	203,872
Distributions from capital gains	—	38,221	—	—	—
Net change in unrealized appreciation (depreciation) of investments	3,004	73,704	(11,477)	(1,423)	501,839
Net increase (decrease) in net assets resulting from operations	9,679	116,787	835	270	691,773

Contract transactions
Contract purchase payments	1,336	11,441	102,904	6,765	41,609
Net transfers(1)	(23,618)	(3,014)	219,812	14,180	7,824
Transfers for policy loans	(3)	(860)	—	—	(111,225)
Policy charges	(307)	(13,184)	(16,449)	(426)	(49,046)
Contract terminations:
Surrender benefits	(342)	(3,688)	—	—	(228,273)
Death benefits	—	—	—	—	(5,001)
Increase (decrease) from transactions	(22,934)	(9,305)	306,267	20,519	(344,112)
Net assets at beginning of year	64,068	800,241	81,235	26,124	2,297,291
Net assets at end of year	$50,813	$907,723	$388,337	$46,913	$2,644,952

Accumulation unit activity
Units outstanding at beginning of year	41,082	117,904	75,329	22,004	311,522
Units purchased	794	1,684	292,912	17,235	81,835
Units redeemed	(13,574)	(3,555)	(15,052)	(357)	(102,698)
Units outstanding at end of year	28,302	116,033	353,189	38,882	290,659

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

82	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Inv	Lazard Ret Global Dyn MA, Serv
Operations
Investment income (loss) — net	$13,544	$19	$(4,110)	$—	$(88)
Net realized gain (loss) on sales of investments	62,753	86	58,441	95	(184)
Distributions from capital gains	—	1,815	22,712	—	—
Net change in unrealized appreciation (depreciation) of investments	14,218	16,689	137,822	1,065	1,548
Net increase (decrease) in net assets resulting from operations	90,515	18,609	214,865	1,160	1,276

Contract transactions
Contract purchase payments	62,299	4,170	17,441	5,435	241
Net transfers(1)	1,133	—	66,166	1,105	(2,682)
Transfers for policy loans	(64,426)	—	(40,141)	—	373
Policy charges	(60,035)	(559)	(17,372)	(2,936)	(577)
Contract terminations:
Surrender benefits	(99,997)	—	(56,181)	—	—
Death benefits	(217)	—	—	—	—
Increase (decrease) from transactions	(161,243)	3,611	(30,087)	3,604	(2,645)
Net assets at beginning of year	1,822,478	51,257	618,403	11,605	17,069
Net assets at end of year	$1,751,750	$73,477	$803,181	$16,369	$15,700

Accumulation unit activity
Units outstanding at beginning of year	746,386	26,822	125,568	10,212	12,357
Units purchased	64,024	1,835	25,338	5,481	2,148
Units redeemed	(113,380)	(241)	(22,798)	(2,435)	(3,871)
Units outstanding at end of year	697,030	28,416	128,108	13,258	10,634

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	83

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Lord Abt Bond Debenture, Cl VC(2)	LVIP AC Intl, Serv Cl	LVIP AC Intl, Std Cl II	LVIP AC Mid Cap Val, Std Cl II(2)	LVIP AC Val, Serv Cl
Operations
Investment income (loss) — net	$1,176	$7,252	$6,106	$504	$56,762
Net realized gain (loss) on sales of investments	21	5,526	21,213	78	79,173
Distributions from capital gains	—	—	—	443	137,832
Net change in unrealized appreciation (depreciation) of investments	(1,114)	10,907	(11,369)	(416)	(69,836)
Net increase (decrease) in net assets resulting from operations	83	23,685	15,950	609	203,931

Contract transactions
Contract purchase payments	5,146	18,837	22,702	6,293	60,540
Net transfers(1)	16,818	(115,636)	(14,629)	19,640	(100,431)
Transfers for policy loans	—	1,672	3,485	—	(26,884)
Policy charges	(817)	(11,927)	(23,444)	(2,274)	(48,495)
Contract terminations:
Surrender benefits	(80)	(43,021)	(117,583)	(106)	(92,525)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	21,067	(150,075)	(129,469)	23,553	(207,795)
Net assets at beginning of year	—	786,190	701,441	—	2,352,619
Net assets at end of year	$21,150	$659,800	$587,922	$24,162	$2,348,755

Accumulation unit activity
Units outstanding at beginning of year	—	510,154	315,441	—	1,020,712
Units purchased	20,624	61,530	10,849	24,308	146,231
Units redeemed	(767)	(147,800)	(80,554)	(2,110)	(209,047)
Units outstanding at end of year	19,857	423,884	245,736	22,198	957,896

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period January 16, 2024 (commencement of operations) to December 31, 2024.

See accompanying notes to financial statements.

84	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	LVIP AC Val, Std Cl II	Mac VIP Asset Strategy, Serv Cl	Mac VIP Asset Strategy, Std Cl(2)	Mac VIP Intl Core Eq, Std Cl(3)	MFS Gbl Real Est, Init Cl(2)
Operations
Investment income (loss) — net	$87,139	$889	$3	$1	$2
Net realized gain (loss) on sales of investments	173,899	321	—	—	—
Distributions from capital gains	231,072	1,977	6	—	—
Net change in unrealized appreciation (depreciation) of investments	(142,558)	3,102	3	(1)	(2)
Net increase (decrease) in net assets resulting from operations	349,552	6,289	12	—	—

Contract transactions
Contract purchase payments	135,953	6,807	171	75	75
Net transfers(1)	(127,065)	(7,953)	12	—	—
Transfers for policy loans	6,006	—	—	—	—
Policy charges	(146,803)	(1,436)	(42)	—	—
Contract terminations:
Surrender benefits	(394,236)	(3,203)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(526,145)	(5,785)	141	75	75
Net assets at beginning of year	4,042,517	54,893	—	—	—
Net assets at end of year	$3,865,924	$55,397	$153	$75	$75

Accumulation unit activity
Units outstanding at beginning of year	875,017	37,412	—	—	—
Units purchased	45,963	4,302	98	—	—
Units redeemed	(131,210)	(7,997)	(38)	—	—
Units outstanding at end of year	789,770	33,717	60	—	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period January 16, 2024 (commencement of operations) to December 31, 2024.

(3)	For the period April 26, 2024 (commencement of operations) to December 31, 2024.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	85

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	MFS Intl Gro, Init Cl(2)	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl
Operations
Investment income (loss) — net	$444	$(14,181)	$(9,986)	$1,951	$18,400
Net realized gain (loss) on sales of investments	122	61,526	(157,174)	(109)	8,367
Distributions from capital gains	144	311,360	—	2,407	32,375
Net change in unrealized appreciation (depreciation) of investments	(490)	125,357	280,363	4,809	53,270
Net increase (decrease) in net assets resulting from operations	220	484,062	113,203	9,058	112,412

Contract transactions
Contract purchase payments	16,477	52,133	44,390	17,522	47,584
Net transfers(1)	62,012	90,252	27,586	(2,226)	(17,455)
Transfers for policy loans	—	(29,450)	(96,712)	—	(4,801)
Policy charges	(4,202)	(69,835)	(46,834)	(5,480)	(38,337)
Contract terminations:
Surrender benefits	(83)	(199,648)	(58,416)	(1,228)	(17,090)
Death benefits	—	—	—	—	(3)
Increase (decrease) from transactions	74,204	(156,548)	(129,986)	8,588	(30,102)
Net assets at beginning of year	—	3,106,178	2,010,897	75,089	1,061,468
Net assets at end of year	$74,424	$3,433,692	$1,994,114	$92,735	$1,143,778

Accumulation unit activity
Units outstanding at beginning of year	—	1,137,870	461,521	54,889	325,018
Units purchased	71,046	86,854	125,306	11,843	75,423
Units redeemed	(3,746)	(123,232)	(112,055)	(6,023)	(47,976)
Units outstanding at end of year	67,300	1,101,492	474,772	60,709	352,465

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period January 16, 2024 (commencement of operations) to December 31, 2024.

See accompanying notes to financial statements.

86	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	MS VIF Dis, Cl I	MS VIF Dis, Cl II	NB AMT Sus Eq, Cl I	NB AMT Sus Eq, Cl S	PIMCO VIT All Asset, Advisor Cl
Operations
Investment income (loss) — net	$—	$(4,139)	$103	$—	$34,947
Net realized gain (loss) on sales of investments	(22)	(166,749)	201	85	(12,108)
Distributions from capital gains	—	—	2,215	2,730	—
Net change in unrealized appreciation (depreciation) of investments	159,278	489,456	6,739	9,298	(4,189)
Net increase (decrease) in net assets resulting from operations	159,256	318,568	9,258	12,113	18,650

Contract transactions
Contract purchase payments	95,785	34,052	9,506	2,831	21,991
Net transfers(1)	(49,682)	65,283	—	—	(32,713)
Transfers for policy loans	(4,091)	1,374	—	—	(15,465)
Policy charges	(27,225)	(25,357)	(2,243)	(671)	(19,827)
Contract terminations:
Surrender benefits	(9,200)	(35,516)	—	—	(9,887)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	5,587	39,836	7,263	2,160	(55,901)
Net assets at beginning of year	362,442	791,586	32,618	46,275	616,253
Net assets at end of year	$527,285	$1,149,990	$49,139	$60,548	$579,002

Accumulation unit activity
Units outstanding at beginning of year	265,981	176,174	18,941	13,374	297,716
Units purchased	65,912	38,336	4,850	737	18,110
Units redeemed	(59,065)	(20,004)	(1,116)	(170)	(46,531)
Units outstanding at end of year	272,828	194,506	22,675	13,941	269,295

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	87

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	PIMCO VIT All Asset, Inst Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Tot Return, Inst Cl	Put VT Global Hlth Care, Cl IA
Operations
Investment income (loss) — net	$943	$198	$16,288	$5,604	$317
Net realized gain (loss) on sales of investments	(130)	(43)	(13,071)	(415)	848
Distributions from capital gains	—	—	—	—	1,954
Net change in unrealized appreciation (depreciation) of investments	(334)	429	5,237	(2,355)	(4,191)
Net increase (decrease) in net assets resulting from operations	479	584	8,454	2,834	(1,072)

Contract transactions
Contract purchase payments	6,507	—	5,143	41,679	22,844
Net transfers(1)	—	—	86,980	19,308	56
Transfers for policy loans	—	—	(392)	—	—
Policy charges	(3,612)	(302)	(8,178)	(12,274)	(3,888)
Contract terminations:
Surrender benefits	—	—	(8,524)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	2,895	(302)	75,029	48,713	19,012
Net assets at beginning of year	12,766	5,540	435,359	115,433	44,251
Net assets at end of year	$16,140	$5,822	$518,842	$166,980	$62,191

Accumulation unit activity
Units outstanding at beginning of year	9,940	3,619	397,569	110,352	39,456
Units purchased	4,888	—	83,075	56,652	18,388
Units redeemed	(2,738)	(185)	(15,943)	(11,551)	(3,318)
Units outstanding at end of year	12,090	3,434	464,701	155,453	54,526

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

88	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IA(2)	Put VT Lg Cap Val, Cl IA(2)
Operations
Investment income (loss) — net	$(548)	$12,940	$2,756	$2	$44
Net realized gain (loss) on sales of investments	16,197	(2,491)	3,575	15	142
Distributions from capital gains	64,486	—	—	—	150
Net change in unrealized appreciation (depreciation) of investments	(64,941)	7,301	(2,765)	(3)	896
Net increase (decrease) in net assets resulting from operations	15,194	17,750	3,566	14	1,232

Contract transactions
Contract purchase payments	24,033	8,958	3,584	171	5,563
Net transfers(1)	(9,581)	1,425	16,904	2,908	39,222
Transfers for policy loans	(13,483)	86	(619)	—	—
Policy charges	(24,248)	(10,692)	(3,496)	(539)	(2,398)
Contract terminations:
Surrender benefits	(18,827)	(13,511)	(3,829)	—	(145)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(42,106)	(13,734)	12,544	2,540	42,242
Net assets at beginning of year	1,404,360	251,646	162,490	—	—
Net assets at end of year	$1,377,448	$255,662	$178,600	$2,554	$43,474

Accumulation unit activity
Units outstanding at beginning of year	324,414	85,154	73,494	—	—
Units purchased	42,041	3,531	28,473	2,806	38,371
Units redeemed	(28,426)	(7,763)	(19,603)	(491)	(1,991)
Units outstanding at end of year	338,029	80,922	82,364	2,315	36,380

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period January 16, 2024 (commencement of operations) to December 31, 2024.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	89

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1	Temp Global Bond, Cl 2
Operations
Investment income (loss) — net	$(68,241)	$(404)	$(13,057)	$—	$(630)
Net realized gain (loss) on sales of investments	370,548	7,929	(9,324)	(17)	(8,009)
Distributions from capital gains	88,696	1,212	130,508	—	—
Net change in unrealized appreciation (depreciation) of investments	2,365,851	27,614	117,452	(3,236)	(13,708)
Net increase (decrease) in net assets resulting from operations	2,756,854	36,351	225,579	(3,253)	(22,347)

Contract transactions
Contract purchase payments	222,888	1,630	61,129	5,076	10,357
Net transfers(1)	(272,202)	16,252	(71,466)	—	(27,544)
Transfers for policy loans	(43,758)	(1,541)	(11,217)	—	515
Policy charges	(368,676)	(3,541)	(76,038)	(1,741)	(4,288)
Contract terminations:
Surrender benefits	(409,837)	(545)	(167,577)	—	(2,922)
Death benefits	—	—	(1,269)	—	—
Increase (decrease) from transactions	(871,585)	12,255	(266,438)	3,335	(23,882)
Net assets at beginning of year	12,550,221	150,338	1,977,007	27,102	203,323
Net assets at end of year	$14,435,490	$198,944	$1,936,148	$27,184	$157,094

Accumulation unit activity
Units outstanding at beginning of year	1,848,151	30,724	435,903	30,749	229,541
Units purchased	28,573	16,228	13,548	6,026	15,026
Units redeemed	(139,311)	(2,653)	(69,738)	(2,072)	(45,178)
Units outstanding at end of year	1,737,413	44,299	379,713	34,703	199,389

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

90	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1	VP Aggr, Cl 2	VP Aggr, Cl 4
Operations
Investment income (loss) — net	$46,868	$3,787	$—	$(66,765)	$(122,982)
Net realized gain (loss) on sales of investments	91,334	1,639	7,243	1,119,008	2,083,812
Distributions from capital gains	191,412	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(386,092)	12,112	211,844	2,344,469	1,021,051
Net increase (decrease) in net assets resulting from operations	(56,478)	17,538	219,087	3,396,712	2,981,881

Contract transactions
Contract purchase payments	67,915	5,764	931,284	1,084,223	473,524
Net transfers(1)	(127,704)	28,110	1,369,074	621,104	142,624
Transfers for policy loans	(21,158)	(203)	—	(289,940)	(28,571)
Policy charges	(73,813)	(1,987)	(147,455)	(386,406)	(421,502)
Contract terminations:
Surrender benefits	(71,525)	(1,984)	(2,780)	(2,755,308)	(1,263,354)
Death benefits	(1,261)	—	—	—	—
Increase (decrease) from transactions	(227,546)	29,700	2,150,123	(1,726,327)	(1,097,279)
Net assets at beginning of year	2,465,879	145,126	1,669,346	26,120,255	23,650,778
Net assets at end of year	$2,181,855	$192,364	$4,038,556	$27,790,640	$25,535,380

Accumulation unit activity
Units outstanding at beginning of year	653,424	115,974	1,165,998	11,567,491	9,987,451
Units purchased	18,537	22,202	1,415,672	885,563	1,537,684
Units redeemed	(77,282)	(2,869)	(96,166)	(1,553,693)	(1,399,226)
Units outstanding at end of year	594,679	135,307	2,485,504	10,899,361	10,125,909

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	91

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Conserv, Cl 1	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 1	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$—	$(2,794)	$(2,502)	$—	$(671)
Net realized gain (loss) on sales of investments	—	3,973	6,040	—	303
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1	20,371	10,512	102	4,334
Net increase (decrease) in net assets resulting from operations	1	21,550	14,050	102	3,966

Contract transactions
Contract purchase payments	—	48,686	24,235	3,064	1,696
Net transfers(1)	—	306,337	195,203	120	13,109
Transfers for policy loans	—	(2,123)	(5,062)	—	—
Policy charges	—	(40,932)	(41,342)	(509)	(3,300)
Contract terminations:
Surrender benefits	—	(16,579)	(3,936)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	—	295,389	169,098	2,675	11,505
Net assets at beginning of year	22	583,324	431,816	22	93,993
Net assets at end of year	$23	$900,263	$614,964	$2,799	$109,464

Accumulation unit activity
Units outstanding at beginning of year	—	429,668	304,660	—	81,871
Units purchased	—	268,844	162,956	2,858	12,634
Units redeemed	—	(54,928)	(34,765)	(449)	(2,748)
Units outstanding at end of year	—	643,584	432,851	2,409	91,757

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

92	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Man Vol Conserv Gro, Cl 1	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 1
Operations
Investment income (loss) — net	$—	$(872)	$—	$(7,361)	$—
Net realized gain (loss) on sales of investments	(47)	1,709	3,709	21,176	4,991
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	4,053	4,689	133,556	251,390	37,995
Net increase (decrease) in net assets resulting from operations	4,006	5,526	137,265	265,205	42,986

Contract transactions
Contract purchase payments	2,401	2,815	219,660	48,449	167,427
Net transfers(1)	—	230,971	747,794	228,800	708,764
Transfers for policy loans	—	(490)	—	15,810	—
Policy charges	(1,835)	(10,367)	(75,793)	(28,757)	(61,789)
Contract terminations:
Surrender benefits	—	(12,075)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	566	210,854	891,661	264,302	814,402
Net assets at beginning of year	56,064	136,266	944,431	2,238,621	295,544
Net assets at end of year	$60,636	$352,646	$1,973,357	$2,768,128	$1,152,932

Accumulation unit activity
Units outstanding at beginning of year	48,598	110,210	741,206	1,544,321	242,899
Units purchased	1,977	166,828	693,288	182,215	668,270
Units redeemed	(1,520)	(17,272)	(54,855)	(18,286)	(47,523)
Units outstanding at end of year	49,055	259,766	1,379,639	1,708,250	863,646

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	93

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 1	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 1
Operations
Investment income (loss) — net	$(6,646)	$—	$(127,094)	$(171,723)	$—
Net realized gain (loss) on sales of investments	40,890	27,939	1,332,680	2,301,975	101,793
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	137,028	331,833	897,910	569,315	987,256
Net increase (decrease) in net assets resulting from operations	171,272	359,772	2,103,496	2,699,567	1,089,049

Contract transactions
Contract purchase payments	60,704	893,822	1,116,788	1,200,694	3,344,102
Net transfers(1)	13,312	533,357	(526,995)	(665,125)	845,516
Transfers for policy loans	(11,087)	(44,117)	(82,103)	(917,241)	(57,376)
Policy charges	(76,460)	(238,379)	(1,000,140)	(1,410,006)	(666,797)
Contract terminations:
Surrender benefits	(16,327)	(17,633)	(934,424)	(867,166)	(27,717)
Death benefits	—	—	(35,617)	—	—
Increase (decrease) from transactions	(29,858)	1,127,050	(1,462,491)	(2,658,844)	3,437,728
Net assets at beginning of year	1,861,237	3,786,147	26,124,048	33,732,420	8,376,897
Net assets at end of year	$2,002,651	$5,272,969	$26,765,053	$33,773,143	$12,903,674

Accumulation unit activity
Units outstanding at beginning of year	1,364,215	2,961,486	13,942,606	17,953,937	6,213,525
Units purchased	106,179	1,041,999	1,712,704	2,380,280	2,905,175
Units redeemed	(124,924)	(219,529)	(2,059,274)	(3,289,049)	(517,751)
Units outstanding at end of year	1,345,470	3,783,956	13,596,036	17,045,168	8,600,949

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

94	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4
Operations
Investment income (loss) — net	$(156,713)	$(277,118)	$—	$(10,535)	$(13,326)
Net realized gain (loss) on sales of investments	1,342,126	3,267,068	1,003	43,144	117,332
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	3,094,212	2,749,076	21,582	96,100	61,729
Net increase (decrease) in net assets resulting from operations	4,279,625	5,739,026	22,585	128,709	165,735

Contract transactions
Contract purchase payments	2,051,390	1,789,217	—	136,768	143,394
Net transfers(1)	(712,609)	(1,108,784)	1,886	(110,929)	(259,856)
Transfers for policy loans	(175,947)	(234,641)	—	(8,818)	(1,815)
Policy charges	(984,188)	(1,334,761)	(9,309)	(118,297)	(146,349)
Contract terminations:
Surrender benefits	(1,494,476)	(2,522,626)	—	(47,534)	(105,306)
Death benefits	(5,000)	(279,732)	—	—	(9,163)
Increase (decrease) from transactions	(1,320,830)	(3,691,327)	(7,423)	(148,810)	(379,095)
Net assets at beginning of year	40,433,107	55,836,994	338,632	2,193,073	2,850,754
Net assets at end of year	$43,391,902	$57,884,693	$353,794	$2,172,972	$2,637,394

Accumulation unit activity
Units outstanding at beginning of year	19,352,394	26,105,690	284,415	1,309,385	1,779,981
Units purchased	1,289,899	2,251,974	1,519	95,801	87,511
Units redeemed	(1,749,024)	(3,449,841)	(7,499)	(178,102)	(301,841)
Units outstanding at end of year	18,893,269	24,907,823	278,435	1,227,084	1,565,651

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	95

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Ptnrs Core Bond, Cl 1	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3
Operations
Investment income (loss) — net	$938	$432	$—	$—	$(2,469)
Net realized gain (loss) on sales of investments	(31)	(54)	23	38	30,124
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(360)	(114)	564	7,523	66,722
Net increase (decrease) in net assets resulting from operations	547	264	587	7,561	94,377

Contract transactions
Contract purchase payments	2,602	926	3,902	51	10,709
Net transfers(1)	1,719	(924)	41	1,125	(22,949)
Transfers for policy loans	—	(14)	—	—	(2,733)
Policy charges	(1,526)	(1,184)	(658)	(177)	(6,098)
Contract terminations:
Surrender benefits	—	—	(56)	—	(8,613)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	2,795	(1,196)	3,229	999	(29,684)
Net assets at beginning of year	24,343	13,393	1,590	31,536	423,476
Net assets at end of year	$27,685	$12,461	$5,406	$40,096	$488,169

Accumulation unit activity
Units outstanding at beginning of year	23,002	11,646	878	9,436	94,932
Units purchased	4,009	819	1,932	355	5,412
Units redeemed	(1,428)	(1,844)	(322)	(45)	(9,051)
Units outstanding at end of year	25,583	10,621	2,488	9,746	91,293

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

96	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Ptnrs Intl Core Eq, Cl 1	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 1	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 1
Operations
Investment income (loss) — net	$1,047	$637	$1,086	$953	$1,223
Net realized gain (loss) on sales of investments	(20)	98	2,260	576	689
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(1,572)	2,478	(4,747)	(3,561)	(194)
Net increase (decrease) in net assets resulting from operations	(545)	3,213	(1,401)	(2,032)	1,718

Contract transactions
Contract purchase payments	64,320	2,028	17,332	15,715	16,797
Net transfers(1)	138,795	456	(13,805)	(16,589)	(4,204)
Transfers for policy loans	—	(27)	—	867	—
Policy charges	(10,187)	(1,768)	(6,203)	(6,509)	(3,228)
Contract terminations:
Surrender benefits	—	—	—	(1,826)	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	192,928	689	(2,676)	(8,342)	9,365
Net assets at beginning of year	63,609	55,681	150,089	198,015	38,952
Net assets at end of year	$255,992	$59,583	$146,012	$187,641	$50,035

Accumulation unit activity
Units outstanding at beginning of year	48,983	34,402	114,769	118,610	33,316
Units purchased	144,585	1,518	12,721	9,542	13,553
Units redeemed	(7,350)	(1,054)	(14,513)	(14,149)	(5,965)
Units outstanding at end of year	186,218	34,866	112,977	114,003	40,904

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	97

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 1	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1	VP Ptnrs Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$1,805	$—	$—	$—	$—
Net realized gain (loss) on sales of investments	457	1,188	106	544	119
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	751	9,153	6,460	279	341
Net increase (decrease) in net assets resulting from operations	3,013	10,341	6,566	823	460

Contract transactions
Contract purchase payments	3,187	11,452	2,747	1,526	616
Net transfers(1)	(2,285)	(12,983)	4,740	116	(463)
Transfers for policy loans	(437)	—	—	(5,739)	—
Policy charges	(1,713)	(1,840)	(455)	(353)	(254)
Contract terminations:
Surrender benefits	(1,541)	(198)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(2,789)	(3,569)	7,032	(4,450)	(101)
Net assets at beginning of year	67,130	57,582	28,644	10,867	6,172
Net assets at end of year	$67,354	$64,354	$42,242	$7,240	$6,531

Accumulation unit activity
Units outstanding at beginning of year	44,933	49,036	13,521	8,536	2,803
Units purchased	2,020	8,846	3,474	1,212	271
Units redeemed	(3,730)	(11,846)	(197)	(4,481)	(319)
Units outstanding at end of year	43,223	46,036	16,798	5,267	2,755

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

98	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 1	VP US Flex Gro, Cl 1	VP US Flex Mod Gro, Cl 1	Wanger Acorn
Operations
Investment income (loss) — net	$(3,064)	$—	$—	$—	$(29,906)
Net realized gain (loss) on sales of investments	69,568	17	1,006	121	(433,510)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(19,103)	585	26,855	(47)	1,197,735
Net increase (decrease) in net assets resulting from operations	47,401	602	27,861	74	734,319

Contract transactions
Contract purchase payments	21,243	1,933	80,104	4,464	138,632
Net transfers(1)	(4,596)	—	3,458	104,342	(127,559)
Transfers for policy loans	(27,086)	—	—	—	(75,186)
Policy charges	(16,038)	(226)	(17,894)	(1,441)	(140,764)
Contract terminations:
Surrender benefits	(32,861)	(24)	—	—	(306,524)
Death benefits	—	—	—	—	(228)
Increase (decrease) from transactions	(59,338)	1,683	65,668	107,365	(511,629)
Net assets at beginning of year	659,426	5,846	139,815	10,130	5,633,902
Net assets at end of year	$647,489	$8,131	$233,344	$117,569	$5,856,592

Accumulation unit activity
Units outstanding at beginning of year	192,138	4,970	107,386	8,173	1,270,144
Units purchased	102,134	1,539	57,647	76,518	294,830
Units redeemed	(62,228)	(181)	(12,407)	(1,071)	(257,967)
Units outstanding at end of year	232,044	6,328	152,626	83,620	1,307,007

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	99

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Wanger Intl	WA Var Global Hi Yd Bond, Cl I	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$36,519	$1,510	$468
Net realized gain (loss) on sales of investments	(166,793)	(57)	(334)
Distributions from capital gains	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(229,753)	(117)	386
Net increase (decrease) in net assets resulting from operations	(360,027)	1,336	520

Contract transactions
Contract purchase payments	154,014	6,645	813
Net transfers(1)	66,285	786	(1,966)
Transfers for policy loans	(138,373)	—	—
Policy charges	(115,213)	(1,526)	(746)
Contract terminations:
Surrender benefits	(160,889)	—	—
Death benefits	(1,839)	—	—
Increase (decrease) from transactions	(196,015)	5,905	(1,899)
Net assets at beginning of year	4,275,604	17,530	9,308
Net assets at end of year	$3,719,562	$24,771	$7,929

Accumulation unit activity
Units outstanding at beginning of year	1,573,372	15,685	7,000
Units purchased	258,891	6,346	595
Units redeemed	(267,859)	(1,329)	(2,006)
Units outstanding at end of year	1,564,404	20,702	5,589

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

100	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023	AB VPS Dyn Asset Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B
Operations
Investment income (loss) — net	$2	$6,039	$—	$(8,313)	$22,027
Net realized gain (loss) on sales of investments	(1)	(1,468)	(707)	7,773	(20,935)
Distributions from capital gains	—	—	17,653	181,316	211,019
Net change in unrealized appreciation (depreciation) of investments	55	336,369	60,499	504,944	54,176
Net increase (decrease) in net assets resulting from operations	56	340,940	77,445	685,720	266,287

Contract transactions
Contract purchase payments	—	146,847	98,676	120,650	54,975
Net transfers(1)	(1)	35,194	22,711	350,671	(149,703)
Transfers for policy loans	—	(15,983)	—	(10,994)	(39,544)
Policy charges	—	(94,588)	(22,327)	(57,218)	(61,113)
Contract terminations:
Surrender benefits	—	(157,095)	—	(8,227)	(86,347)
Death benefits	—	—	—	(4,064)	—
Increase (decrease) from transactions	(1)	(85,625)	99,060	390,818	(281,732)
Net assets at beginning of year	427	2,447,319	172,948	1,722,770	2,530,737
Net assets at end of year	$482	$2,702,634	$349,453	$2,799,308	$2,515,292

Accumulation unit activity
Units outstanding at beginning of year	—	1,515,962	116,625	391,837	697,622
Units purchased	—	143,647	70,476	79,062	39,124
Units redeemed	—	(196,445)	(12,709)	(16,521)	(115,973)
Units outstanding at end of year	—	1,463,164	174,392	454,378	620,773

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	101

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 1	Allspg VT Sm Cap Gro, Cl 2
Operations
Investment income (loss) — net	$2,787	$—	$(5,014)	$—	$(3,950)
Net realized gain (loss) on sales of investments	(8,661)	(259)	(9,349)	(1,157)	(30,651)
Distributions from capital gains	15,863	1,269	108,986	—	—
Net change in unrealized appreciation (depreciation) of investments	66,871	2,659	201,628	11,188	82,993
Net increase (decrease) in net assets resulting from operations	76,860	3,669	296,251	10,031	48,392

Contract transactions
Contract purchase payments	15,234	5,998	39,643	80,876	69,022
Net transfers(1)	(21,695)	395	(92,532)	48,081	43,961
Transfers for policy loans	10,810	—	(17,170)	—	(10,614)
Policy charges	(16,344)	(1,325)	(30,972)	(16,441)	(34,386)
Contract terminations:
Surrender benefits	(23,479)	—	(20,602)	—	(16,530)
Death benefits	—	—	—	—	(84)
Increase (decrease) from transactions	(35,474)	5,068	(121,633)	112,516	51,369
Net assets at beginning of year	494,712	11,799	1,192,460	157,353	1,211,455
Net assets at end of year	$536,098	$20,536	$1,367,078	$279,900	$1,311,216

Accumulation unit activity
Units outstanding at beginning of year	260,262	8,443	286,753	132,071	366,772
Units purchased	20,725	3,986	13,281	106,645	56,226
Units redeemed	(34,724)	(842)	(33,914)	(13,590)	(25,576)
Units outstanding at end of year	246,263	11,587	266,120	225,126	397,422

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

102	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	ALPS Alerian Engy Infr, Class I	ALPS Alerian Engy Infr, Class III	BlackRock Global Alloc, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I
Operations
Investment income (loss) — net	$1,626	$11,828	$3,765	$10,085	$28,789
Net realized gain (loss) on sales of investments	27	23,288	(3,486)	(14,479)	(8,932)
Distributions from capital gains	511	5,324	—	—	9,938
Net change in unrealized appreciation (depreciation) of investments	2,293	26,009	18,992	57,522	367,010
Net increase (decrease) in net assets resulting from operations	4,457	66,449	19,271	53,128	396,805

Contract transactions
Contract purchase payments	21,247	19,393	60,956	21,477	129,031
Net transfers(1)	3,233	(10,251)	37,721	29,180	(7,930)
Transfers for policy loans	—	(28,708)	(2,831)	(2,311)	(33,464)
Policy charges	(1,923)	(6,964)	(14,985)	(9,768)	(100,439)
Contract terminations:
Surrender benefits	—	(29,784)	(29,876)	(342)	(782)
Death benefits	—	(82)	—	(89)	—
Increase (decrease) from transactions	22,557	(56,396)	50,985	38,147	(13,584)
Net assets at beginning of year	22,833	504,417	119,051	423,182	2,393,134
Net assets at end of year	$49,847	$514,470	$189,307	$514,457	$2,776,355

Accumulation unit activity
Units outstanding at beginning of year	18,361	517,259	99,078	317,943	916,704
Units purchased	18,187	46,293	77,988	91,170	52,340
Units redeemed	(1,463)	(99,869)	(37,431)	(62,090)	(57,990)
Units outstanding at end of year	35,085	463,683	139,635	347,023	911,054

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	103

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Bal, Cl 1	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 1
Operations
Investment income (loss) — net	$—	$(123,137)	$14,935	$8,006	$—
Net realized gain (loss) on sales of investments	(103)	697,647	(5,588)	(187)	724
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	247,787	2,387,268	(13,443)	(10,538)	61,611
Net increase (decrease) in net assets resulting from operations	247,684	2,961,778	(4,096)	(2,719)	62,335

Contract transactions
Contract purchase payments	181,221	595,079	23,832	2,621	83,092
Net transfers(1)	127,702	92,689	5,207	—	21,118
Transfers for policy loans	—	28,639	(1,923)	866	—
Policy charges	(51,436)	(870,246)	(4,084)	(1,371)	(22,885)
Contract terminations:
Surrender benefits	—	(749,120)	(19,914)	—	—
Death benefits	—	(42,199)	—	—	—
Increase (decrease) from transactions	257,487	(945,158)	3,118	2,116	81,325
Net assets at beginning of year	1,056,000	15,098,464	60,421	36,322	154,841
Net assets at end of year	$1,561,171	$17,115,084	$59,443	$35,719	$298,501

Accumulation unit activity
Units outstanding at beginning of year	820,160	5,946,390	38,431	37,554	105,207
Units purchased	214,879	265,850	19,232	3,694	61,620
Units redeemed	(36,219)	(631,067)	(17,087)	(1,480)	(13,416)
Units outstanding at end of year	998,820	5,581,173	40,576	39,768	153,411

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

104	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 1	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 1
Operations
Investment income (loss) — net	$—	$—	$—	$(219,617)	$—
Net realized gain (loss) on sales of investments	2,826	94	12,987	1,821,254	1,236
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	42,445	28,025	75,399	3,975,337	3,670
Net increase (decrease) in net assets resulting from operations	45,271	28,119	88,386	5,576,974	4,906

Contract transactions
Contract purchase payments	21,236	20,356	18,772	876,711	67,606
Net transfers(1)	(876)	24,713	13,170	(138,516)	20,761
Transfers for policy loans	14,186	—	(464)	(39,332)	(4,956)
Policy charges	(3,303)	(9,555)	(16,805)	(1,355,993)	(16,689)
Contract terminations:
Surrender benefits	(1,977)	—	(303)	(1,315,704)	(51,554)
Death benefits	—	—	—	(7,928)	—
Increase (decrease) from transactions	29,266	35,514	14,370	(1,980,762)	15,168
Net assets at beginning of year	126,915	101,131	361,814	25,011,204	111,222
Net assets at end of year	$201,452	$164,764	$464,570	$28,607,416	$131,296

Accumulation unit activity
Units outstanding at beginning of year	51,257	73,560	122,779	9,379,493	78,993
Units purchased	12,584	28,967	9,592	367,177	62,942
Units redeemed	(2,152)	(6,159)	(5,317)	(1,032,844)	(53,201)
Units outstanding at end of year	61,689	96,368	127,054	8,713,826	88,734

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	105

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 1
Operations
Investment income (loss) — net	$—	$(66,945)	$1,445	$842	$203
Net realized gain (loss) on sales of investments	2,737	564,582	(35)	(1,642)	(3,516)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	5,857	(2,724)	1,311	2,301	20,741
Net increase (decrease) in net assets resulting from operations	8,594	494,913	2,721	1,501	17,428

Contract transactions
Contract purchase payments	5,848	390,239	9,966	716	36,142
Net transfers(1)	75,159	25,538	(1,516)	(6,687)	204
Transfers for policy loans	(833)	(91,959)	—	—	—
Policy charges	(4,183)	(431,054)	(1,175)	(563)	(9,039)
Contract terminations:
Surrender benefits	(374)	(590,115)	—	—	(1,301)
Death benefits	—	(28,330)	—	—	—
Increase (decrease) from transactions	75,617	(725,681)	7,275	(6,534)	26,006
Net assets at beginning of year	152,192	12,374,975	21,364	20,285	168,016
Net assets at end of year	$236,403	$12,144,207	$31,360	$15,252	$211,450

Accumulation unit activity
Units outstanding at beginning of year	60,162	3,285,824	22,824	17,873	171,305
Units purchased	31,138	223,595	10,315	614	35,780
Units redeemed	(2,164)	(403,553)	(2,800)	(6,272)	(10,120)
Units outstanding at end of year	89,136	3,105,866	30,339	12,215	196,965

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

106	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 1
Operations
Investment income (loss) — net	$—	$(10,211)	$2,584	$32,530	$9,588
Net realized gain (loss) on sales of investments	(11,551)	(156,600)	(724)	(32,096)	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	40,132	323,906	5,814	107,697	—
Net increase (decrease) in net assets resulting from operations	28,581	157,095	7,674	108,131	9,588

Contract transactions
Contract purchase payments	30,634	106,822	5,346	59,837	168,884
Net transfers(1)	(335)	(79,584)	(1,915)	26,779	228,006
Transfers for policy loans	(68)	(3,841)	(75)	638	—
Policy charges	(13,642)	(59,682)	(2,854)	(52,515)	(11,321)
Contract terminations:
Surrender benefits	—	(84,497)	(230)	(53,679)	—
Death benefits	(2,916)	—	—	(9,593)	—
Increase (decrease) from transactions	13,673	(120,782)	272	(28,533)	385,569
Net assets at beginning of year	307,545	1,880,309	80,775	1,185,156	166,546
Net assets at end of year	$349,799	$1,916,622	$88,721	$1,264,754	$561,703

Accumulation unit activity
Units outstanding at beginning of year	252,716	828,849	92,681	1,038,278	161,519
Units purchased	24,194	63,008	5,930	77,013	369,319
Units redeemed	(13,675)	(123,829)	(5,619)	(98,596)	(10,679)
Units outstanding at end of year	263,235	768,028	92,992	1,016,695	520,159

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	107

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3
Operations
Investment income (loss) — net	$22,177	$104,711	$4,524	$15,319	$122,552
Net realized gain (loss) on sales of investments	—	1	(364)	(2,271)	(30,326)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	—	(1)	7,030	20,221	182,268
Net increase (decrease) in net assets resulting from operations	22,177	104,711	11,190	33,269	274,494

Contract transactions
Contract purchase payments	92,606	233,875	27,188	20,375	80,437
Net transfers(1)	(199,394)	51,547	22,965	(6,983)	15,821
Transfers for policy loans	312	23,145	—	(144)	(9,400)
Policy charges	(19,686)	(254,416)	(7,567)	(10,461)	(90,646)
Contract terminations:
Surrender benefits	(1,604)	(183,526)	—	(314)	(38,611)
Death benefits	(508)	—	—	—	(13,387)
Increase (decrease) from transactions	(128,274)	(129,375)	42,586	2,473	(55,786)
Net assets at beginning of year	510,322	2,660,154	68,352	282,780	2,419,410
Net assets at end of year	$404,225	$2,635,490	$122,128	$318,522	$2,638,118

Accumulation unit activity
Units outstanding at beginning of year	488,167	2,646,770	62,090	193,412	1,040,505
Units purchased	87,460	403,464	43,336	13,270	91,535
Units redeemed	(205,484)	(528,523)	(6,545)	(11,937)	(81,114)
Units outstanding at end of year	370,143	2,521,711	98,881	194,745	1,050,926

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

108	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1	Col VP Inter Bond, Cl 2
Operations
Investment income (loss) — net	$1,027	$3,779	$46,470	$1,940	$1,205
Net realized gain (loss) on sales of investments	(96)	(283)	(37,297)	(1,335)	(2,277)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,287	3,746	98,404	3,600	3,786
Net increase (decrease) in net assets resulting from operations	2,218	7,242	107,577	4,205	2,714

Contract transactions
Contract purchase payments	90	3,565	26,656	12,308	15,549
Net transfers(1)	2,291	28,907	(5,568)	20,383	(768)
Transfers for policy loans	—	(1,352)	(1,975)	—	(1,269)
Policy charges	(658)	(2,318)	(27,405)	(5,955)	(2,178)
Contract terminations:
Surrender benefits	—	—	(31,335)	—	(1,211)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	1,723	28,802	(39,627)	26,736	10,123
Net assets at beginning of year	18,112	43,709	1,014,684	56,149	41,721
Net assets at end of year	$22,053	$79,753	$1,082,634	$87,090	$54,558

Accumulation unit activity
Units outstanding at beginning of year	16,588	30,601	536,141	56,158	37,128
Units purchased	2,094	22,007	51,249	31,617	13,495
Units redeemed	(578)	(2,470)	(53,617)	(5,864)	(4,856)
Units outstanding at end of year	18,104	50,138	533,773	81,911	45,767

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	109

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 1
Operations
Investment income (loss) — net	$85,698	$—	$—	$(17,012)	$—
Net realized gain (loss) on sales of investments	(154,747)	61	749	235,372	21,974
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	366,259	417,351	133,359	826,201	803,456
Net increase (decrease) in net assets resulting from operations	297,210	417,412	134,108	1,044,561	825,430

Contract transactions
Contract purchase payments	232,306	494,740	50,365	67,453	1,539,621
Net transfers(1)	15,274	134,754	(2,015)	(23,644)	816,269
Transfers for policy loans	(31,382)	—	(165)	(25,481)	(190,000)
Policy charges	(264,334)	(86,451)	(10,014)	(87,899)	(352,242)
Contract terminations:
Surrender benefits	(187,200)	(1,489)	(283)	(158,434)	(6,820)
Death benefits	(2,202)	—	—	—	—
Increase (decrease) from transactions	(237,538)	541,554	37,888	(228,005)	1,806,828
Net assets at beginning of year	5,476,465	731,374	298,354	2,585,235	2,514,037
Net assets at end of year	$5,536,137	$1,690,340	$470,350	$3,401,791	$5,146,295

Accumulation unit activity
Units outstanding at beginning of year	3,591,632	513,701	94,845	760,938	1,730,416
Units purchased	253,933	365,997	13,246	42,830	1,414,981
Units redeemed	(385,485)	(50,398)	(3,360)	(101,014)	(333,218)
Units outstanding at end of year	3,460,080	829,300	104,731	702,754	2,812,179

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

110	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 1	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 1	Col VP Long Govt/ Cr Bond, Cl 2
Operations
Investment income (loss) — net	$(63,052)	$664	$21,482	$335	$254
Net realized gain (loss) on sales of investments	524,761	(10)	27,248	(434)	(8)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	2,442,787	646	16,001	800	297
Net increase (decrease) in net assets resulting from operations	2,904,496	1,300	64,731	701	543

Contract transactions
Contract purchase payments	426,309	4,138	7,828	1,608	259
Net transfers(1)	435,513	226	(621,659)	(2,370)	—
Transfers for policy loans	(164,330)	—	(3,240)	—	—
Policy charges	(306,976)	(1,514)	(17,566)	(411)	(77)
Contract terminations:
Surrender benefits	(468,045)	—	(13,840)	—	—
Death benefits	—	—	(93)	—	—
Increase (decrease) from transactions	(77,529)	2,850	(648,570)	(1,173)	182
Net assets at beginning of year	11,464,533	18,004	1,458,655	10,767	7,964
Net assets at end of year	$14,291,500	$22,154	$874,816	$10,295	$8,689

Accumulation unit activity
Units outstanding at beginning of year	3,027,789	17,164	1,387,981	11,213	7,223
Units purchased	240,575	4,002	45,267	1,591	231
Units redeemed	(217,765)	(1,407)	(612,753)	(2,781)	(68)
Units outstanding at end of year	3,050,599	19,759	820,495	10,023	7,386

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	111

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Overseas Core, Cl 1	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 1	Col VP Select Lg Cap Val, Cl 2
Operations
Investment income (loss) — net	$3,348	$2,866	$43,942	$—	$—
Net realized gain (loss) on sales of investments	(260)	(1,400)	34,916	104	3,610
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	25,043	22,356	531,091	35,494	3,539
Net increase (decrease) in net assets resulting from operations	28,131	23,822	609,949	35,598	7,149

Contract transactions
Contract purchase payments	31,664	20,987	209,317	208,337	25,314
Net transfers(1)	13,185	(8,128)	17,493	99,681	(3,691)
Transfers for policy loans	—	—	(14,611)	—	928
Policy charges	(8,869)	(4,361)	(234,249)	(39,723)	(4,556)
Contract terminations:
Surrender benefits	—	(1)	(240,551)	—	—
Death benefits	—	(3,506)	—	—	(123)
Increase (decrease) from transactions	35,980	4,991	(262,601)	268,295	17,872
Net assets at beginning of year	161,334	154,002	4,340,649	355,371	120,562
Net assets at end of year	$225,445	$182,815	$4,687,997	$659,264	$145,583

Accumulation unit activity
Units outstanding at beginning of year	140,473	100,519	3,463,661	238,301	38,721
Units purchased	36,474	12,793	184,982	207,956	8,416
Units redeemed	(7,202)	(9,841)	(383,361)	(26,786)	(2,654)
Units outstanding at end of year	169,745	103,471	3,265,282	419,471	44,483

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

112	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 1	Col VP Select Mid Cap Gro, Cl 2	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 1
Operations
Investment income (loss) — net	$(4,751)	$—	$—	$(4,814)	$—
Net realized gain (loss) on sales of investments	35,676	445	348	27,519	233
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	11,520	55,654	17,801	177,538	27,043
Net increase (decrease) in net assets resulting from operations	42,445	56,099	18,149	200,243	27,276

Contract transactions
Contract purchase payments	12,555	61,020	6,035	25,501	74,078
Net transfers(1)	(38,581)	2,922	5,436	28,430	5,599
Transfers for policy loans	(9,569)	—	—	3,939	—
Policy charges	(19,975)	(9,420)	(1,915)	(23,878)	(17,414)
Contract terminations:
Surrender benefits	(15,339)	—	(271)	(7,662)	—
Death benefits	—	—	(1,749)	—	—
Increase (decrease) from transactions	(70,909)	54,522	7,536	26,330	62,263
Net assets at beginning of year	939,700	202,734	69,687	803,851	200,684
Net assets at end of year	$911,236	$313,355	$95,372	$1,030,424	$290,223

Accumulation unit activity
Units outstanding at beginning of year	283,166	159,618	27,379	220,479	138,674
Units purchased	8,103	43,957	4,015	44,942	54,989
Units redeemed	(27,315)	(6,585)	(1,398)	(9,444)	(11,843)
Units outstanding at end of year	263,954	196,990	29,996	255,977	181,820

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	113

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$—	$(3,561)	$—	$—	$(5,734)
Net realized gain (loss) on sales of investments	1,576	29,280	159	891	49,872
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	12,945	53,322	9,399	15,929	81,005
Net increase (decrease) in net assets resulting from operations	14,521	79,041	9,558	16,820	125,143

Contract transactions
Contract purchase payments	16,925	28,013	32,206	17,559	30,001
Net transfers(1)	(1,213)	42,339	8,930	715	(2,363)
Transfers for policy loans	—	(3,875)	—	—	1,029
Policy charges	(5,148)	(20,916)	(8,735)	(5,532)	(35,705)
Contract terminations:
Surrender benefits	—	(18,521)	—	(338)	(13,255)
Death benefits	—	—	—	(1,993)	—
Increase (decrease) from transactions	10,564	27,040	32,401	10,411	(20,293)
Net assets at beginning of year	132,775	799,636	57,325	123,261	1,013,387
Net assets at end of year	$157,860	$905,717	$99,284	$150,492	$1,118,237

Accumulation unit activity
Units outstanding at beginning of year	47,109	215,676	46,522	49,883	254,040
Units purchased	5,913	43,688	31,449	7,154	41,866
Units redeemed	(2,128)	(9,849)	(6,757)	(3,067)	(26,294)
Units outstanding at end of year	50,894	249,515	71,214	53,970	269,612

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

114	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Sel Gbl Tech, Cl 1	Col VP Sel Gbl Tech, Cl 2	Col VP Strategic Inc, Cl 1	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 1
Operations
Investment income (loss) — net	$—	$—	$4,113	$4,724	$476
Net realized gain (loss) on sales of investments	1,179	5	(638)	(5,331)	(196)
Distributions from capital gains	4,353	1,863	—	—	—
Net change in unrealized appreciation (depreciation) of investments	35,526	5,796	7,903	14,182	565
Net increase (decrease) in net assets resulting from operations	41,058	7,664	11,378	13,575	845

Contract transactions
Contract purchase payments	64,448	1,152	29,484	43,059	4,861
Net transfers(1)	33,939	30,463	18,814	57,848	1,074
Transfers for policy loans	—	—	—	(5)	—
Policy charges	(16,600)	(26)	(9,754)	(63,079)	(1,762)
Contract terminations:
Surrender benefits	—	(113)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	81,787	31,476	38,544	37,823	4,173
Net assets at beginning of year	61,432	1,514	95,172	128,338	12,359
Net assets at end of year	$184,277	$40,654	$145,094	$179,736	$17,377

Accumulation unit activity
Units outstanding at beginning of year	71,243	1,640	92,097	102,789	13,081
Units purchased	91,512	30,972	45,055	78,107	6,168
Units redeemed	(15,659)	(26)	(9,129)	(49,072)	(1,848)
Units outstanding at end of year	147,096	32,586	128,023	131,824	17,401

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	115

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP AC Div Bond, Cl 1	CTIVP AC Div Bond, Cl 2
Operations
Investment income (loss) — net	$494	$23,790	$92,676	$1,010	$578
Net realized gain (loss) on sales of investments	(287)	(25,259)	(28,980)	(776)	(508)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	509	56,529	(111,889)	1,392	940
Net increase (decrease) in net assets resulting from operations	716	55,060	(48,193)	1,626	1,010

Contract transactions
Contract purchase payments	539	61,182	23,016	4,636	2,424
Net transfers(1)	9,623	(1,129)	(44,729)	(3,561)	262
Transfers for policy loans	(1,267)	8,047	(16,490)	—	(2,413)
Policy charges	(954)	(66,338)	(8,533)	(1,857)	(310)
Contract terminations:
Surrender benefits	—	(15,848)	(184)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	7,941	(14,086)	(46,920)	(782)	(37)
Net assets at beginning of year	10,097	1,145,022	501,473	30,280	17,500
Net assets at end of year	$18,754	$1,185,996	$406,360	$31,124	$18,473

Accumulation unit activity
Units outstanding at beginning of year	9,500	993,196	538,161	30,547	15,877
Units purchased	9,363	77,676	53,926	4,625	2,407
Units redeemed	(2,126)	(88,834)	(107,028)	(5,436)	(2,372)
Units outstanding at end of year	16,737	982,038	485,059	29,736	15,912

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

116	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 1	CTIVP CenterSquare Real Est, Cl 2
Operations
Investment income (loss) — net	$5,767	$1,393	$45,107	$1,142	$3,580
Net realized gain (loss) on sales of investments	(8,818)	(912)	(27,068)	(317)	(6,437)
Distributions from capital gains	—	—	—	3,747	13,800
Net change in unrealized appreciation (depreciation) of investments	4,592	250	1,195	2,690	14,657
Net increase (decrease) in net assets resulting from operations	1,541	731	19,234	7,262	25,600

Contract transactions
Contract purchase payments	6,103	3,071	31,204	14,648	12,420
Net transfers(1)	4,815	(4,486)	(530)	515	(15,258)
Transfers for policy loans	(2,634)	(4)	819	—	(219)
Policy charges	(2,213)	(1,205)	(25,957)	(1,964)	(6,295)
Contract terminations:
Surrender benefits	(28,089)	—	(37,584)	—	—
Death benefits	—	—	—	—	(64)
Increase (decrease) from transactions	(22,018)	(2,624)	(32,048)	13,199	(9,416)
Net assets at beginning of year	58,255	18,950	567,685	43,477	197,120
Net assets at end of year	$37,778	$17,057	$554,871	$63,938	$213,304

Accumulation unit activity
Units outstanding at beginning of year	58,296	16,630	420,727	38,267	120,784
Units purchased	10,786	2,667	42,136	12,879	7,396
Units redeemed	(32,766)	(4,889)	(62,695)	(1,676)	(13,084)
Units outstanding at end of year	36,316	14,408	400,168	49,470	115,096

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	117

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	CTIVP MFS Val, Cl 1	CTIVP MFS Val, Cl 2	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Prin Blue Chip Gro, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 1
Operations
Investment income (loss) — net	$—	$—	$—	$—	$—
Net realized gain (loss) on sales of investments	1,096	664	(42)	687	178
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	14,027	16,912	31,490	20,747	14,472
Net increase (decrease) in net assets resulting from operations	15,123	17,576	31,448	21,434	14,650

Contract transactions
Contract purchase payments	56,089	13,614	20,782	6,455	59,831
Net transfers(1)	25,211	35,625	229	—	13,795
Transfers for policy loans	—	(188)	—	—	—
Policy charges	(15,732)	(4,653)	(6,195)	(3,915)	(16,145)
Contract terminations:
Surrender benefits	—	(56)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	65,568	44,342	14,816	2,540	57,481
Net assets at beginning of year	127,103	190,500	72,635	53,921	115,193
Net assets at end of year	$207,794	$252,418	$118,899	$77,895	$187,324

Accumulation unit activity
Units outstanding at beginning of year	89,870	69,283	54,945	17,167	82,420
Units purchased	57,148	17,667	13,483	1,710	51,310
Units redeemed	(11,029)	(1,769)	(3,971)	(1,062)	(11,427)
Units outstanding at end of year	135,989	85,181	64,457	17,815	122,303

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

118	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 2
Operations
Investment income (loss) — net	$—	$1,470	$497	$—	$—
Net realized gain (loss) on sales of investments	715	(495)	(331)	2,238	5,241
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	10,508	3,668	1,913	43,172	41,414
Net increase (decrease) in net assets resulting from operations	11,223	4,643	2,079	45,410	46,655

Contract transactions
Contract purchase payments	7,452	28,745	1,334	155,183	41,184
Net transfers(1)	1,736	—	18,750	57,803	14,663
Transfers for policy loans	(2,445)	—	167	(4,023)	(94)
Policy charges	(1,009)	(4,473)	(842)	(23,357)	(15,079)
Contract terminations:
Surrender benefits	—	—	(1,402)	(41,809)	—
Death benefits	—	—	—	—	(83)
Increase (decrease) from transactions	5,734	24,272	18,007	143,797	40,591
Net assets at beginning of year	114,423	58,172	21,079	364,845	447,337
Net assets at end of year	$131,380	$87,087	$41,165	$554,052	$534,583

Accumulation unit activity
Units outstanding at beginning of year	49,632	58,609	19,655	233,038	132,566
Units purchased	3,933	28,673	18,769	132,320	16,296
Units redeemed	(1,418)	(4,441)	(2,055)	(43,417)	(4,415)
Units outstanding at end of year	52,147	82,841	36,369	321,941	144,447

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	119

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP Westfield Sel Lg Cp Gr, Cl 1	CTIVP Westfield Sel Lg Cp Gr, Cl 2
Operations
Investment income (loss) — net	$(5,955)	$—	$—	$—	$—
Net realized gain (loss) on sales of investments	37,492	36	127	(270)	(1,706)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	76,460	15,364	13,772	32,902	17,531
Net increase (decrease) in net assets resulting from operations	107,997	15,400	13,899	32,632	15,825

Contract transactions
Contract purchase payments	22,454	14,456	3,439	27,757	9,806
Net transfers(1)	52,132	5,266	(2,084)	1,435	(1,477)
Transfers for policy loans	(4,262)	—	—	—	15
Policy charges	(18,205)	(3,330)	(576)	(4,428)	(4,574)
Contract terminations:
Surrender benefits	(47,543)	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	4,576	16,392	779	24,764	3,770
Net assets at beginning of year	1,134,999	50,373	55,281	93,634	50,950
Net assets at end of year	$1,247,572	$82,165	$69,959	$151,030	$70,545

Accumulation unit activity
Units outstanding at beginning of year	256,334	37,706	21,451	84,550	19,838
Units purchased	32,469	13,550	1,230	22,955	3,295
Units redeemed	(18,279)	(2,243)	(993)	(3,396)	(2,104)
Units outstanding at end of year	270,524	49,013	21,688	104,109	21,029

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

120	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	CVT EAFE Intl Index, Cl F	CVT EAFE Intl Index, Cl I	CVT Nasdaq 100 Index, Cl F	CVT Nasdaq 100 Index, Cl I	CVT Russ 2000 Sm Cap Ind, Cl F
Operations
Investment income (loss) — net	$55	$1,684	$56	$122	$3
Net realized gain (loss) on sales of investments	—	162	11	62	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	144	7,926	2,617	9,758	49
Net increase (decrease) in net assets resulting from operations	199	9,772	2,684	9,942	52

Contract transactions
Contract purchase payments	—	45,587	—	61,147	—
Net transfers(1)	1,430	14,650	16,560	35,687	—
Transfers for policy loans	—	—	—	—	—
Policy charges	—	(3,479)	—	(3,009)	—
Contract terminations:
Surrender benefits	—	(1,909)	(498)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	1,430	54,849	16,062	93,825	—
Net assets at beginning of year	337	37,535	365	5,397	319
Net assets at end of year	$1,966	$102,156	$19,111	$109,164	$371

Accumulation unit activity
Units outstanding at beginning of year	—	38,254	—	6,316	—
Units purchased	1,364	55,125	14,544	78,874	—
Units redeemed	—	(4,978)	—	(2,453)	—
Units outstanding at end of year	1,364	88,401	14,544	82,737	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	121

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	CVT Russ 2000 Sm Cap Ind, Cl I	DWS Alt Asset Alloc VIP, Cl A	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Init Cl
Operations
Investment income (loss) — net	$77	$999	$15,751	$103,538	$2,989
Net realized gain (loss) on sales of investments	(31)	(8)	(1,193)	(5,987)	5,030
Distributions from capital gains	5	133	2,271	—	20,567
Net change in unrealized appreciation (depreciation) of investments	1,880	191	(3,119)	39,141	131,050
Net increase (decrease) in net assets resulting from operations	1,931	1,315	13,710	136,692	159,636

Contract transactions
Contract purchase payments	17,374	14,357	17,191	25,618	179,445
Net transfers(1)	3,055	13	(5,095)	12,187	63,821
Transfers for policy loans	—	—	(687)	(643)	(6,522)
Policy charges	(530)	(666)	(9,387)	(34,812)	(34,388)
Contract terminations:
Surrender benefits	(338)	—	(7,006)	(14,176)	(68,438)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	19,561	13,704	(4,984)	(11,826)	133,918
Net assets at beginning of year	319	12,024	251,828	1,301,336	408,973
Net assets at end of year	$21,811	$27,043	$260,554	$1,426,202	$702,527

Accumulation unit activity
Units outstanding at beginning of year	—	10,177	207,027	889,017	284,914
Units purchased	20,136	11,929	16,616	31,587	143,178
Units redeemed	(527)	(551)	(21,524)	(37,136)	(61,349)
Units outstanding at end of year	19,609	21,555	202,119	883,468	366,743

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

122	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Init Cl	Fid VIP Mid Cap, Serv Cl
Operations
Investment income (loss) — net	$(12,864)	$40,440	$23,111	$2,423	$(9,551)
Net realized gain (loss) on sales of investments	123,700	193,940	62,143	(1,834)	16,078
Distributions from capital gains	196,205	165,318	82,876	10,949	150,031
Net change in unrealized appreciation (depreciation) of investments	1,188,867	328,274	181,436	42,561	574,434
Net increase (decrease) in net assets resulting from operations	1,495,908	727,972	349,566	54,099	730,992

Contract transactions
Contract purchase payments	145,405	125,609	51,103	85,596	119,109
Net transfers(1)	(77,717)	15,785	(63,446)	24,574	(23,773)
Transfers for policy loans	(5,212)	(99,604)	16,320	(3,062)	(53,543)
Policy charges	(107,097)	(178,993)	(53,346)	(22,584)	(205,753)
Contract terminations:
Surrender benefits	(270,365)	(396,248)	(26,717)	(32,081)	(282,879)
Death benefits	(46,153)	—	—	—	(20,337)
Increase (decrease) from transactions	(361,139)	(533,451)	(76,086)	52,443	(467,176)
Net assets at beginning of year	4,762,208	4,384,674	1,992,721	327,118	5,428,770
Net assets at end of year	$5,896,977	$4,579,195	$2,266,201	$433,660	$5,692,586

Accumulation unit activity
Units outstanding at beginning of year	1,449,878	1,035,185	874,825	242,117	1,061,809
Units purchased	93,703	33,624	98,853	77,157	22,740
Units redeemed	(204,074)	(162,679)	(108,104)	(40,350)	(110,275)
Units outstanding at end of year	1,339,507	906,130	865,574	278,924	974,274

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	123

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Init Cl	Fid VIP Strategic Inc, Serv Cl 2
Operations
Investment income (loss) — net	$186	$3,520	$4,830	$15,158	$977
Net realized gain (loss) on sales of investments	(35,921)	21,537	6,813	(3,084)	(48)
Distributions from capital gains	151,643	3,681	3,099	—	—
Net change in unrealized appreciation (depreciation) of investments	592,328	218,598	181,933	14,517	973
Net increase (decrease) in net assets resulting from operations	708,236	247,336	196,675	26,591	1,902

Contract transactions
Contract purchase payments	166,315	46,024	33,768	131,605	2,207
Net transfers(1)	(15,098)	(260)	50,212	96,763	3,257
Transfers for policy loans	(45,449)	8,137	(8,625)	(5,218)	880
Policy charges	(120,746)	(42,251)	(19,454)	(23,358)	(668)
Contract terminations:
Surrender benefits	(247,115)	(72,720)	(12,017)	(55,039)	—
Death benefits	(272)	(16,525)	—	—	(3,297)
Increase (decrease) from transactions	(262,365)	(77,595)	43,884	144,753	2,379
Net assets at beginning of year	5,126,036	1,301,213	983,620	187,893	19,143
Net assets at end of year	$5,571,907	$1,470,954	$1,224,179	$359,237	$23,424

Accumulation unit activity
Units outstanding at beginning of year	2,545,751	605,324	682,105	178,361	15,209
Units purchased	225,253	23,985	68,824	209,659	4,917
Units redeemed	(337,042)	(58,917)	(42,612)	(76,335)	(3,080)
Units outstanding at end of year	2,433,962	570,392	708,317	311,685	17,046

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

124	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 1	Frank Inc, Cl 2	Frank Mutual Shares, Cl 1	Frank Mutual Shares, Cl 2
Operations
Investment income (loss) — net	$47,463	$1,597	$18,550	$395	$22,548
Net realized gain (loss) on sales of investments	(71,656)	(122)	(2,455)	6	(51,457)
Distributions from capital gains	—	1,839	25,265	1,582	137,713
Net change in unrealized appreciation (depreciation) of investments	226,762	(699)	(9,481)	877	90,748
Net increase (decrease) in net assets resulting from operations	202,569	2,615	31,879	2,860	199,552

Contract transactions
Contract purchase payments	88,614	22,313	11,897	4,608	65,348
Net transfers(1)	(86,402)	16,102	41,737	1,920	(171,686)
Transfers for policy loans	16,195	—	(2,140)	—	(11,651)
Policy charges	(73,778)	(3,659)	(12,581)	(1,907)	(34,951)
Contract terminations:
Surrender benefits	(65,110)	(93)	(75)	—	(15,571)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(120,481)	34,663	38,838	4,621	(168,511)
Net assets at beginning of year	1,957,111	9,352	375,335	17,910	1,661,678
Net assets at end of year	$2,039,199	$46,630	$446,052	$25,391	$1,692,719

Accumulation unit activity
Units outstanding at beginning of year	920,154	7,678	283,812	15,257	679,466
Units purchased	83,810	30,778	37,552	5,317	40,380
Units redeemed	(113,867)	(2,948)	(11,149)	(1,555)	(126,880)
Units outstanding at end of year	890,097	35,508	310,215	19,019	592,966

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	125

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Frank Sm Cap Val, Cl 1	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst
Operations
Investment income (loss) — net	$1,109	$795	$27,735	$2,053	$1,887
Net realized gain (loss) on sales of investments	(908)	(63,957)	(55,093)	(310)	(2,423)
Distributions from capital gains	8,014	149,322	144,316	—	—
Net change in unrealized appreciation (depreciation) of investments	13,057	226,179	484,799	939	86,830
Net increase (decrease) in net assets resulting from operations	21,272	312,339	601,757	2,682	86,294

Contract transactions
Contract purchase payments	66,299	70,086	157,770	1,637	12,532
Net transfers(1)	33,390	25,074	(162,404)	(9,550)	10,153
Transfers for policy loans	—	(17,982)	(48,802)	(632)	2,676
Policy charges	(15,532)	(70,199)	(157,058)	(390)	(15,031)
Contract terminations:
Surrender benefits	(1,278)	(77,925)	(208,270)	(166)	(11,443)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	82,879	(70,946)	(418,764)	(9,101)	(1,113)
Net assets at beginning of year	108,148	2,614,209	5,909,788	42,117	466,637
Net assets at end of year	$212,299	$2,855,602	$6,092,781	$35,698	$551,818

Accumulation unit activity
Units outstanding at beginning of year	82,439	660,934	1,381,349	42,654	111,019
Units purchased	73,193	87,178	75,732	2,465	5,287
Units redeemed	(12,446)	(69,340)	(182,135)	(11,397)	(6,117)
Units outstanding at end of year	143,186	678,772	1,274,946	33,722	110,189

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

126	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I	Invesco VI Bal Risk Alloc, Ser II
Operations
Investment income (loss) — net	$5,057	$(3,729)	$(3,843)	$—	$(1,097)
Net realized gain (loss) on sales of investments	19,317	(2,802)	(30,046)	(163)	(24,874)
Distributions from capital gains	—	12,469	22,543	—	—
Net change in unrealized appreciation (depreciation) of investments	534,488	186,516	305,445	1,765	40,812
Net increase (decrease) in net assets resulting from operations	558,862	192,454	294,099	1,602	14,841

Contract transactions
Contract purchase payments	66,416	9,999	27,366	8,108	8,476
Net transfers(1)	(48,576)	(1,095)	8,797	2,639	7,692
Transfers for policy loans	(1,604)	(43,114)	(4,620)	—	2,883
Policy charges	(62,859)	(21,537)	(14,443)	(2,878)	(1,781)
Contract terminations:
Surrender benefits	(44,571)	(9,602)	(45,115)	—	(32,281)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(91,194)	(65,349)	(28,015)	7,869	(15,011)
Net assets at beginning of year	2,456,007	501,641	728,805	19,765	253,276
Net assets at end of year	$2,923,675	$628,746	$994,889	$29,236	$253,106

Accumulation unit activity
Units outstanding at beginning of year	594,127	183,207	308,977	17,711	201,793
Units purchased	108,761	3,573	50,024	9,372	61,782
Units redeemed	(73,360)	(22,553)	(39,576)	(2,516)	(75,051)
Units outstanding at end of year	629,528	164,227	319,425	24,567	188,524

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	127

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I	Invesco VI EQV Intl Eq, Ser II
Operations
Investment income (loss) — net	$3,301	$(11,524)	$(4,368)	$17,045	$(5,609)
Net realized gain (loss) on sales of investments	7,824	(21,791)	(9,307)	(6,503)	(10,296)
Distributions from capital gains	42,448	229,456	—	92,049	803
Net change in unrealized appreciation (depreciation) of investments	(12,201)	1,743,334	107,276	(11,058)	182,401
Net increase (decrease) in net assets resulting from operations	41,372	1,939,475	93,601	91,533	167,299

Contract transactions
Contract purchase payments	8,671	312,951	32,070	21,012	32,300
Net transfers(1)	(33,182)	(827)	87,415	(30,982)	(28,298)
Transfers for policy loans	(8,127)	(25,184)	2,240	7,099	(8,158)
Policy charges	(6,378)	(409,610)	(19,191)	(21,318)	(22,427)
Contract terminations:
Surrender benefits	(11,470)	(336,598)	(12,413)	(1,131)	(19,988)
Death benefits	—	(20,027)	—	—	—
Increase (decrease) from transactions	(50,486)	(479,295)	90,121	(25,320)	(46,571)
Net assets at beginning of year	399,910	8,885,828	697,772	1,101,185	989,373
Net assets at end of year	$390,796	$10,346,008	$881,494	$1,167,398	$1,110,101

Accumulation unit activity
Units outstanding at beginning of year	123,807	2,133,230	568,066	443,970	501,161
Units purchased	4,363	69,422	94,179	59,117	14,627
Units redeemed	(15,617)	(171,650)	(24,828)	(53,588)	(38,582)
Units outstanding at end of year	112,553	2,031,002	637,417	449,499	477,206

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

128	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Mn St Sm Cap, Ser I
Operations
Investment income (loss) — net	$941	$(7,022)	$—	$(7,606)	$2,553
Net realized gain (loss) on sales of investments	(1,027)	(30,872)	(36)	(27,659)	(477)
Distributions from capital gains	47,600	198,454	—	—	—
Net change in unrealized appreciation (depreciation) of investments	50,822	309,233	2,186	157,074	34,793
Net increase (decrease) in net assets resulting from operations	98,336	469,793	2,150	121,809	36,869

Contract transactions
Contract purchase payments	152,659	91,187	13,508	59,869	45,081
Net transfers(1)	89,983	(38,825)	2,011	21,590	4,302
Transfers for policy loans	—	(6,825)	—	6,392	—
Policy charges	(27,199)	(38,219)	(3,738)	(47,734)	(10,770)
Contract terminations:
Surrender benefits	—	(38,040)	—	(70,023)	—
Death benefits	—	(95)	—	(107)	—
Increase (decrease) from transactions	215,443	(30,817)	11,781	(30,013)	38,613
Net assets at beginning of year	185,393	1,384,338	16,883	1,533,011	177,393
Net assets at end of year	$499,172	$1,823,314	$30,814	$1,624,807	$252,875

Accumulation unit activity
Units outstanding at beginning of year	159,699	519,758	18,008	1,140,181	133,273
Units purchased	179,178	77,866	16,025	90,284	35,179
Units redeemed	(19,738)	(84,661)	(3,848)	(102,255)	(7,625)
Units outstanding at end of year	319,139	512,963	30,185	1,128,210	160,827

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	129

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Invesco VI Tech, Ser II	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Bal, Serv
Operations
Investment income (loss) — net	$9,831	$(5,103)	$—	$14,135	$1,078
Net realized gain (loss) on sales of investments	(5,384)	(30,047)	—	(77)	1,444
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	265,462	403,317	633	77,226	7,114
Net increase (decrease) in net assets resulting from operations	269,909	368,167	633	91,284	9,636

Contract transactions
Contract purchase payments	63,841	51,302	—	112,405	1,634
Net transfers(1)	4,607	102,258	5,625	23,940	(21,595)
Transfers for policy loans	13	4,803	—	—	(13)
Policy charges	(30,991)	(39,848)	—	(29,896)	(429)
Contract terminations:
Surrender benefits	(65,303)	(16,182)	—	—	(1)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(27,833)	102,333	5,625	106,449	(20,404)
Net assets at beginning of year	1,560,518	781,769	97	539,639	74,836
Net assets at end of year	$1,802,594	$1,252,269	$6,355	$737,372	$64,068

Accumulation unit activity
Units outstanding at beginning of year	490,370	207,248	—	420,758	55,242
Units purchased	88,179	124,525	5,245	99,214	1,108
Units redeemed	(81,053)	(28,161)	—	(21,820)	(15,268)
Units outstanding at end of year	497,496	303,612	5,245	498,152	41,082

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

130	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv
Operations
Investment income (loss) — net	$(3,336)	$2,602	$790	$(10,739)	$15,305
Net realized gain (loss) on sales of investments	3,868	(96)	(637)	38,797	21,426
Distributions from capital gains	57,592	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	61,242	1,842	693	808,002	132,311
Net increase (decrease) in net assets resulting from operations	119,366	4,348	846	836,060	169,042

Contract transactions
Contract purchase payments	11,724	27,829	17,611	43,759	72,590
Net transfers(1)	(21,140)	17,726	—	29,052	6,117
Transfers for policy loans	7,702	—	—	(13,134)	(25,173)
Policy charges	(15,981)	(4,781)	(479)	(43,360)	(64,876)
Contract terminations:
Surrender benefits	(11,493)	—	—	(166,985)	(70,917)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(29,188)	40,774	17,132	(150,668)	(82,259)
Net assets at beginning of year	710,063	36,113	8,146	1,611,899	1,735,695
Net assets at end of year	$800,241	$81,235	$26,124	$2,297,291	$1,822,478

Accumulation unit activity
Units outstanding at beginning of year	122,714	35,331	7,224	325,654	773,850
Units purchased	3,057	44,614	15,200	51,460	52,765
Units redeemed	(7,867)	(4,616)	(420)	(65,592)	(80,229)
Units outstanding at end of year	117,904	75,329	22,004	311,522	746,386

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	131

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Janus Henderson VIT Res, Inst	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Inv	Lazard Ret Global Dyn MA, Serv	LVIP AC Intl, Serv Cl
Operations
Investment income (loss) — net	$61	$(2,669)	$—	$(89)	$6,077
Net realized gain (loss) on sales of investments	(23)	3,346	(83)	(194)	(9,623)
Distributions from capital gains	—	—	508	908	—
Net change in unrealized appreciation (depreciation) of investments	14,764	184,947	383	1,005	88,007
Net increase (decrease) in net assets resulting from operations	14,802	185,624	808	1,630	84,461

Contract transactions
Contract purchase payments	5,998	20,834	3,649	317	30,919
Net transfers(1)	(120)	(8,596)	6,491	199	(366)
Transfers for policy loans	—	(1,258)	—	(838)	(10,204)
Policy charges	(445)	(13,963)	(1,655)	(606)	(13,603)
Contract terminations:
Surrender benefits	—	(18,623)	(79)	—	(5,811)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	5,433	(21,606)	8,406	(928)	935
Net assets at beginning of year	31,022	454,385	2,391	16,367	700,794
Net assets at end of year	$51,257	$618,403	$11,605	$17,069	$786,190

Accumulation unit activity
Units outstanding at beginning of year	23,242	129,547	2,261	13,114	504,599
Units purchased	3,934	13,168	9,509	468	46,588
Units redeemed	(354)	(17,147)	(1,558)	(1,225)	(41,033)
Units outstanding at end of year	26,822	125,568	10,212	12,357	510,154

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

132	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	LVIP AC Intl, Std Cl II	LVIP AC Val, Serv Cl	LVIP AC Val, Std Cl II	Mac VIP Asset Strategy, Serv Cl	MFS Mass Inv Gro Stock, Serv Cl
Operations
Investment income (loss) — net	$4,939	$42,749	$66,901	$892	$(14,617)
Net realized gain (loss) on sales of investments	4,323	41,974	96,169	(2,860)	8,776
Distributions from capital gains	—	189,836	307,231	—	150,573
Net change in unrealized appreciation (depreciation) of investments	68,645	(88,352)	(150,373)	9,146	447,821
Net increase (decrease) in net assets resulting from operations	77,907	186,207	319,928	7,178	592,553

Contract transactions
Contract purchase payments	23,179	69,823	134,054	2,827	54,149
Net transfers(1)	(3,385)	(189,505)	(36,225)	(323)	25,839
Transfers for policy loans	(11,516)	(23,247)	16,959	—	5,179
Policy charges	(22,557)	(53,746)	(153,729)	(3,113)	(74,819)
Contract terminations:
Surrender benefits	(27,260)	(84,620)	(211,439)	(75)	(119,912)
Death benefits	—	—	—	(14,504)	—
Increase (decrease) from transactions	(41,539)	(281,295)	(250,380)	(15,188)	(109,564)
Net assets at beginning of year	665,073	2,447,707	3,972,969	62,903	2,623,189
Net assets at end of year	$701,441	$2,352,619	$4,042,517	$54,893	$3,106,178

Accumulation unit activity
Units outstanding at beginning of year	335,050	1,155,553	912,253	50,179	1,183,680
Units purchased	10,575	32,933	56,903	1,993	97,391
Units redeemed	(30,184)	(167,774)	(94,139)	(14,760)	(143,201)
Units outstanding at end of year	315,441	1,020,712	875,017	37,412	1,137,870

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	133

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	MFS New Dis, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl I	MS VIF Dis, Cl II
Operations
Investment income (loss) — net	$(9,421)	$2,214	$31,348	$—	$(3,308)
Net realized gain (loss) on sales of investments	(119,465)	(61)	2,729	(7,724)	(189,149)
Distributions from capital gains	—	3,426	60,958	—	—
Net change in unrealized appreciation (depreciation) of investments	374,087	(6,195)	(128,849)	95,116	430,216
Net increase (decrease) in net assets resulting from operations	245,201	(616)	(33,814)	87,392	237,759

Contract transactions
Contract purchase payments	51,203	20,170	53,689	121,140	43,183
Net transfers(1)	23,220	8,285	(9,264)	48,225	49,992
Transfers for policy loans	6,231	—	(3,714)	—	(22,731)
Policy charges	(51,060)	(4,058)	(49,341)	(21,465)	(26,118)
Contract terminations:
Surrender benefits	(86,255)	—	(26,073)	—	(19,270)
Death benefits	—	—	(307)	—	—
Increase (decrease) from transactions	(56,661)	24,397	(35,010)	147,900	25,056
Net assets at beginning of year	1,822,357	51,308	1,130,292	127,150	528,771
Net assets at end of year	$2,010,897	$75,089	$1,061,468	$362,442	$791,586

Accumulation unit activity
Units outstanding at beginning of year	448,137	36,715	323,834	134,684	163,037
Units purchased	51,922	21,194	32,795	150,342	37,860
Units redeemed	(38,538)	(3,020)	(31,611)	(19,045)	(24,723)
Units outstanding at end of year	461,521	54,889	325,018	265,981	176,174

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

134	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	NB AMT Sus Eq, Cl I	NB AMT Sus Eq, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset, Inst Cl	PIMCO VIT Glb Man As Alloc, Adv Cl
Operations
Investment income (loss) — net	$87	$32	$13,633	$321	$115
Net realized gain (loss) on sales of investments	2	(41)	(21,089)	(379)	(84)
Distributions from capital gains	412	668	—	—	—
Net change in unrealized appreciation (depreciation) of investments	4,720	8,967	50,815	945	614
Net increase (decrease) in net assets resulting from operations	5,221	9,626	43,359	887	645

Contract transactions
Contract purchase payments	13,268	2,763	24,598	6,507	—
Net transfers(1)	1,430	131	(5,460)	—	—
Transfers for policy loans	—	—	(13,187)	—	—
Policy charges	(1,195)	(1,079)	(20,958)	(3,245)	(305)
Contract terminations:
Surrender benefits	—	—	(23,166)	—	—
Death benefits	—	(137)	—	—	—
Increase (decrease) from transactions	13,503	1,678	(38,173)	3,262	(305)
Net assets at beginning of year	13,894	34,971	611,067	8,617	5,200
Net assets at end of year	$32,618	$46,275	$616,253	$12,766	$5,540

Accumulation unit activity
Units outstanding at beginning of year	10,239	12,792	325,107	7,265	3,833
Units purchased	9,492	989	35,972	5,333	—
Units redeemed	(790)	(407)	(63,363)	(2,658)	(214)
Units outstanding at end of year	18,941	13,374	297,716	9,940	3,619

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	135

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Tot Return, Inst Cl	Put VT Global Hlth Care, Cl IA	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB
Operations
Investment income (loss) — net	$11,839	$3,082	$95	$(2,695)	$11,003
Net realized gain (loss) on sales of investments	(10,000)	(456)	5	(3,113)	(3,377)
Distributions from capital gains	—	—	1,371	105,810	—
Net change in unrealized appreciation (depreciation) of investments	19,354	3,493	2,048	12,438	18,379
Net increase (decrease) in net assets resulting from operations	21,193	6,119	3,519	112,440	26,005

Contract transactions
Contract purchase payments	2,861	35,452	20,536	28,984	10,110
Net transfers(1)	37,030	14,489	8,466	(5,275)	1,348
Transfers for policy loans	(700)	—	—	(16,587)	14,625
Policy charges	(6,903)	(7,275)	(1,611)	(26,363)	(11,440)
Contract terminations:
Surrender benefits	—	—	(74)	(38,284)	(23,470)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	32,288	42,666	27,317	(57,525)	(8,827)
Net assets at beginning of year	381,878	66,648	13,415	1,349,445	234,468
Net assets at end of year	$435,359	$115,433	$44,251	$1,404,360	$251,646

Accumulation unit activity
Units outstanding at beginning of year	367,081	67,595	13,010	323,487	88,336
Units purchased	78,530	50,000	27,995	55,889	10,185
Units redeemed	(48,042)	(7,243)	(1,549)	(54,962)	(13,367)
Units outstanding at end of year	397,569	110,352	39,456	324,414	85,154

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

136	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1
Operations
Investment income (loss) — net	$(699)	$(13,008)	$22	$(12,356)	$—
Net realized gain (loss) on sales of investments	1,001	115,828	177	(30,426)	(11)
Distributions from capital gains	—	348,173	3,424	—	—
Net change in unrealized appreciation (depreciation) of investments	24,655	2,149,947	24,459	344,645	824
Net increase (decrease) in net assets resulting from operations	24,957	2,600,940	28,082	301,863	813

Contract transactions
Contract purchase payments	3,807	244,207	1,842	98,580	5,065
Net transfers(1)	(489)	(18,688)	27,323	2,037	533
Transfers for policy loans	(2,068)	(82,708)	(1,800)	12,792	—
Policy charges	(3,544)	(373,543)	(2,923)	(80,826)	(1,656)
Contract terminations:
Surrender benefits	(438)	(390,051)	(671)	(77,003)	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(2,732)	(620,783)	23,771	(44,420)	3,942
Net assets at beginning of year	140,265	10,570,064	98,485	1,719,564	22,347
Net assets at end of year	$162,490	$12,550,221	$150,338	$1,977,007	$27,102

Accumulation unit activity
Units outstanding at beginning of year	72,790	1,950,257	23,274	446,967	26,164
Units purchased	8,085	41,022	8,543	30,137	6,546
Units redeemed	(7,381)	(143,128)	(1,093)	(41,201)	(1,961)
Units outstanding at end of year	73,494	1,848,151	30,724	435,903	30,749

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	137

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1	VP Aggr, Cl 2
Operations
Investment income (loss) — net	$(713)	$39,872	$(508)	$—	$(58,740)
Net realized gain (loss) on sales of investments	(4,190)	71,223	(224)	1,873	227,790
Distributions from capital gains	—	152,640	—	—	—
Net change in unrealized appreciation (depreciation) of investments	9,500	164,972	14,148	181,508	3,521,280
Net increase (decrease) in net assets resulting from operations	4,597	428,707	13,416	183,381	3,690,330

Contract transactions
Contract purchase payments	9,973	71,816	5,449	562,736	1,140,911
Net transfers(1)	21,829	(17,268)	10,298	349,774	1,337,267
Transfers for policy loans	(230)	(64,511)	81	—	10,499
Policy charges	(4,833)	(77,082)	(1,866)	(107,266)	(418,214)
Contract terminations:
Surrender benefits	(4,494)	(84,246)	(9,522)	—	(539,325)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	22,245	(171,291)	4,440	805,244	1,531,138
Net assets at beginning of year	176,481	2,208,463	127,270	680,721	20,898,787
Net assets at end of year	$203,323	$2,465,879	$145,126	$1,669,346	$26,120,255

Accumulation unit activity
Units outstanding at beginning of year	204,893	701,035	112,480	558,717	10,747,281
Units purchased	47,556	20,875	12,898	688,688	1,438,588
Units redeemed	(22,908)	(68,486)	(9,404)	(81,407)	(618,378)
Units outstanding at end of year	229,541	653,424	115,974	1,165,998	11,567,491

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

138	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Aggr, Cl 4	VP Conserv, Cl 1	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 1
Operations
Investment income (loss) — net	$(108,554)	$—	$(2,949)	$(2,332)	$—
Net realized gain (loss) on sales of investments	614,731	—	9,273	6,697	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	2,928,301	1	46,933	28,231	2
Net increase (decrease) in net assets resulting from operations	3,434,478	1	53,257	32,596	2

Contract transactions
Contract purchase payments	511,208	—	56,097	45,896	—
Net transfers(1)	(432,035)	—	(9,241)	(34,237)	—
Transfers for policy loans	(30,436)	—	(1,872)	761	—
Policy charges	(421,655)	—	(43,111)	(40,968)	—
Contract terminations:
Surrender benefits	(637,408)	—	(22,235)	(25,363)	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(1,010,326)	—	(20,362)	(53,911)	—
Net assets at beginning of year	21,226,626	21	550,429	453,131	20
Net assets at end of year	$23,650,778	$22	$583,324	$431,816	$22

Accumulation unit activity
Units outstanding at beginning of year	10,359,397	—	436,006	343,645	—
Units purchased	438,949	—	43,721	34,146	—
Units redeemed	(810,895)	—	(50,059)	(73,131)	—
Units outstanding at end of year	9,987,451	—	429,668	304,660	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	139

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 1	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1	VP Man Vol Gro, Cl 2
Operations
Investment income (loss) — net	$(594)	$—	$(775)	$—	$(6,204)
Net realized gain (loss) on sales of investments	(157)	(234)	(220)	(1,501)	4,709
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	7,100	5,444	12,946	104,673	280,793
Net increase (decrease) in net assets resulting from operations	6,349	5,210	11,951	103,172	279,298

Contract transactions
Contract purchase payments	—	—	1,119	180,538	47,344
Net transfers(1)	—	2,208	—	252,191	(12,292)
Transfers for policy loans	—	—	(556)	—	(28,214)
Policy charges	(2,654)	(1,772)	(10,162)	(58,739)	(23,227)
Contract terminations:
Surrender benefits	—	—	—	(983)	(38)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(2,654)	436	(9,599)	373,007	(16,427)
Net assets at beginning of year	90,298	50,418	133,914	468,252	1,975,750
Net assets at end of year	$93,993	$56,064	$136,266	$944,431	$2,238,621

Accumulation unit activity
Units outstanding at beginning of year	84,249	48,159	118,382	422,144	1,558,022
Units purchased	—	2,066	964	369,827	37,079
Units redeemed	(2,378)	(1,627)	(9,136)	(50,765)	(50,780)
Units outstanding at end of year	81,871	48,598	110,210	741,206	1,544,321

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

140	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Man Vol Mod Gro, Cl 1	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 1	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$—	$(5,716)	$—	$(124,477)	$(165,801)
Net realized gain (loss) on sales of investments	(833)	7,760	(4,294)	447,303	725,768
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	24,517	191,382	352,799	2,631,972	3,219,738
Net increase (decrease) in net assets resulting from operations	23,684	193,426	348,505	2,954,798	3,779,705

Contract transactions
Contract purchase payments	156,927	63,055	1,043,020	1,245,122	1,263,281
Net transfers(1)	41,141	102,421	542,198	(221,116)	(227,216)
Transfers for policy loans	—	334	—	(14,297)	57,763
Policy charges	(47,161)	(73,762)	(167,852)	(1,010,278)	(1,480,027)
Contract terminations:
Surrender benefits	—	(28,413)	(977)	(1,312,190)	(1,098,432)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	150,907	63,635	1,416,389	(1,312,759)	(1,484,631)
Net assets at beginning of year	120,953	1,604,176	2,021,253	24,482,009	31,437,346
Net assets at end of year	$295,544	$1,861,237	$3,786,147	$26,124,048	$33,732,420

Accumulation unit activity
Units outstanding at beginning of year	111,825	1,315,479	1,789,991	14,670,949	18,732,757
Units purchased	172,636	128,518	1,312,944	745,459	927,437
Units redeemed	(41,562)	(79,782)	(141,449)	(1,473,802)	(1,706,257)
Units outstanding at end of year	242,899	1,364,215	2,961,486	13,942,606	17,953,937

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	141

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Mod Aggr, Cl 1	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1	VP Mod Conserv, Cl 2
Operations
Investment income (loss) — net	$—	$(144,158)	$(258,484)	$—	$(10,004)
Net realized gain (loss) on sales of investments	641	723,356	2,029,052	101	44,094
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	983,039	4,696,860	5,533,079	33,180	166,802
Net increase (decrease) in net assets resulting from operations	983,680	5,276,058	7,303,647	33,281	200,892

Contract transactions
Contract purchase payments	1,600,974	2,007,900	1,946,699	—	127,490
Net transfers(1)	1,076,621	(939,256)	(631,191)	—	10,841
Transfers for policy loans	(62,537)	(486,792)	(349,450)	—	23,702
Policy charges	(445,320)	(1,060,361)	(1,348,430)	(8,589)	(117,304)
Contract terminations:
Surrender benefits	—	(2,233,895)	(4,508,204)	—	(54,069)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	2,169,738	(2,712,404)	(4,890,576)	(8,589)	(9,340)
Net assets at beginning of year	5,223,479	37,869,453	53,423,923	313,940	2,001,521
Net assets at end of year	$8,376,897	$40,433,107	$55,836,994	$338,632	$2,193,073

Accumulation unit activity
Units outstanding at beginning of year	4,464,475	20,860,440	28,411,714	292,086	1,323,591
Units purchased	2,155,266	1,088,829	1,222,595	—	246,277
Units redeemed	(406,216)	(2,596,875)	(3,528,619)	(7,671)	(260,483)
Units outstanding at end of year	6,213,525	19,352,394	26,105,690	284,415	1,309,385

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

142	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 1	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1	VP Ptnrs Core Eq, Cl 2
Operations
Investment income (loss) — net	$(13,422)	$599	$357	$—	$—
Net realized gain (loss) on sales of investments	56,623	(79)	(186)	84	2
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	219,500	618	358	287	2,312
Net increase (decrease) in net assets resulting from operations	262,701	1,138	529	371	2,314

Contract transactions
Contract purchase payments	147,977	2,253	557	1,249	124
Net transfers(1)	(14,152)	11,726	11,136	(855)	28,126
Transfers for policy loans	(64)	—	(1,295)	—	—
Policy charges	(156,468)	(1,355)	(1,286)	(617)	(5)
Contract terminations:
Surrender benefits	(101,301)	—	(80)	—	(32)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(124,008)	12,624	9,032	(223)	28,213
Net assets at beginning of year	2,712,061	10,581	3,832	1,442	1,009
Net assets at end of year	$2,850,754	$24,343	$13,393	$1,590	$31,536

Accumulation unit activity
Units outstanding at beginning of year	1,853,935	10,628	3,460	997	365
Units purchased	165,354	13,711	10,566	804	9,073
Units redeemed	(239,308)	(1,337)	(2,380)	(923)	(2)
Units outstanding at end of year	1,779,981	23,002	11,646	878	9,436

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	143

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 1	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 1	VP Ptnrs Intl Gro, Cl 2
Operations
Investment income (loss) — net	$(2,047)	$693	$354	$652	$448
Net realized gain (loss) on sales of investments	20,929	(2,703)	(222)	134	(1,656)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	66,073	11,616	6,215	17,960	26,772
Net increase (decrease) in net assets resulting from operations	84,955	9,606	6,347	18,746	25,564

Contract transactions
Contract purchase payments	13,597	12,527	1,590	16,832	14,467
Net transfers(1)	(10,974)	(8,135)	22,251	(657)	(16,012)
Transfers for policy loans	(2,522)	—	(30)	—	625
Policy charges	(5,830)	(4,201)	(1,886)	(6,255)	(7,147)
Contract terminations:
Surrender benefits	(25,882)	—	(1)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(31,611)	191	21,924	9,920	(8,067)
Net assets at beginning of year	370,132	53,812	27,410	121,423	180,518
Net assets at end of year	$423,476	$63,609	$55,681	$150,089	$198,015

Accumulation unit activity
Units outstanding at beginning of year	102,229	48,775	19,872	106,559	123,757
Units purchased	8,266	10,470	15,801	13,841	9,547
Units redeemed	(15,563)	(10,262)	(1,271)	(5,631)	(14,694)
Units outstanding at end of year	94,932	48,983	34,402	114,769	118,610

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

144	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Ptnrs Intl Val, Cl 1	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 1	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1
Operations
Investment income (loss) — net	$523	$1,189	$—	$—	$—
Net realized gain (loss) on sales of investments	46	(11)	(55)	21	(12)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	3,750	8,562	3,685	1,786	1,072
Net increase (decrease) in net assets resulting from operations	4,319	9,740	3,630	1,807	1,060

Contract transactions
Contract purchase payments	19,012	3,401	12,081	3,526	1,032
Net transfers(1)	(1,783)	3,423	1,018	—	721
Transfers for policy loans	—	(2,231)	—	—	—
Policy charges	(3,704)	(1,727)	(1,780)	(618)	(221)
Contract terminations:
Surrender benefits	—	(1,531)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	13,525	1,335	11,319	2,908	1,532
Net assets at beginning of year	21,108	56,055	42,633	23,929	8,275
Net assets at end of year	$38,952	$67,130	$57,582	$28,644	$10,867

Accumulation unit activity
Units outstanding at beginning of year	21,148	43,885	38,919	12,078	7,239
Units purchased	17,412	4,895	11,713	1,747	1,485
Units redeemed	(5,244)	(3,847)	(1,596)	(304)	(188)
Units outstanding at end of year	33,316	44,933	49,036	13,521	8,536

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	145

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 1	VP US Flex Gro, Cl 1	VP US Flex Mod Gro, Cl 1
Operations
Investment income (loss) — net	$—	$(3,028)	$—	$—	$—
Net realized gain (loss) on sales of investments	107	18,785	(21)	(131)	23
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	516	46,962	511	18,801	1,105
Net increase (decrease) in net assets resulting from operations	623	62,719	490	18,670	1,128

Contract transactions
Contract purchase payments	635	25,843	2,692	46,694	4,293
Net transfers(1)	—	19,058	(746)	2,651	—
Transfers for policy loans	—	503	—	—	—
Policy charges	(278)	(16,183)	(172)	(16,006)	(1,027)
Contract terminations:
Surrender benefits	(604)	(37,695)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(247)	(8,474)	1,774	33,339	3,266
Net assets at beginning of year	5,796	605,181	3,582	87,806	5,736
Net assets at end of year	$6,172	$659,426	$5,846	$139,815	$10,130

Accumulation unit activity
Units outstanding at beginning of year	2,925	186,649	3,390	79,000	5,289
Units purchased	313	29,111	2,424	41,877	3,780
Units redeemed	(435)	(23,622)	(844)	(13,491)	(896)
Units outstanding at end of year	2,803	192,138	4,970	107,386	8,173

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

146	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Wanger Acorn	Wanger Intl	WA Var Global Hi Yd Bond, Cl I	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$(28,217)	$(8,163)	$915	$462
Net realized gain (loss) on sales of investments	(412,633)	(170,522)	(473)	(137)
Distributions from capital gains	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,452,756	809,823	1,208	508
Net increase (decrease) in net assets resulting from operations	1,011,906	631,138	1,650	833

Contract transactions
Contract purchase payments	157,853	161,937	3,534	1,100
Net transfers(1)	(74,096)	(197,028)	(2,416)	—
Transfers for policy loans	(35,281)	(18,710)	—	15
Policy charges	(151,379)	(118,339)	(1,802)	(768)
Contract terminations:
Surrender benefits	(174,450)	(131,777)	—	—
Death benefits	—	—	—	—
Increase (decrease) from transactions	(277,353)	(303,917)	(684)	347
Net assets at beginning of year	4,899,349	3,948,383	16,564	8,128
Net assets at end of year	$5,633,902	$4,275,604	$17,530	$9,308

Accumulation unit activity
Units outstanding at beginning of year	1,295,424	1,707,172	16,341	6,721
Units purchased	104,136	67,055	3,388	899
Units redeemed	(129,416)	(200,855)	(4,044)	(620)
Units outstanding at end of year	1,270,144	1,573,372	15,685	7,000

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	147

Notes to Financial Statements

1. ORGANIZATION

RiverSource of New York Account 8 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for individual variable life insurance policies issued by RiverSource Life of NY. The following is a list of each variable life insurance product funded through the Account.

RiverSource Succession Select® Variable Life Insurance (Succession Select)*

RiverSource® Variable Second-To-Die Life Insurance (V2D)*

RiverSource® Variable Universal Life Insurance (VUL)*

RiverSource® Variable Universal Life Insurance III (VUL III)*

RiverSource® Variable Universal Life IV (VUL IV)*

RiverSource® Variable Universal Life IV – Estate Series (VUL IV – ES)*

RiverSource® Variable Universal Life 5 (VUL 5)*

RiverSource® Variable Universal Life 5 – Estate Series (VUL 5 – ES)*

RiverSource® Variable Universal Life 6 Insurance (VUL 6)

RiverSource® Survivorship Variable Universal Life Insurance (SVUL)

*

New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2024, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl A	AB VPS Large Cap Growth Portfolio (Class A)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
AB VPS Relative Val, Cl B	AB VPS Relative Value Portfolio (Class B)
Allspg VT Index Asset Alloc, Cl 2	Allspring VT Index Asset Allocation Fund – Class 2
Allspg VT Opp, Cl 1	Allspring VT Opportunity Fund – Class 1
Allspg VT Opp, Cl 2	Allspring VT Opportunity Fund – Class 2
Allspg VT Sm Cap Gro, Cl 1	Allspring VT Small Cap Growth Fund – Class 1
Allspg VT Sm Cap Gro, Cl 2	Allspring VT Small Cap Growth Fund – Class 2
ALPS Alerian Engy Infr, Class I	ALPS/Alerian Energy Infrastructure Portfolio: Class I
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
BlackRock Global Alloc, Cl I	BlackRock Global Allocation V.I. Fund (Class I)
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Calvert VP SRI Bal, Cl I	Calvert VP SRI Balanced Portfolio – Class I
Col VP Bal, Cl 1	Columbia Variable Portfolio – Balanced Fund (Class 1)
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Commodity Strategy, Cl 1	Columbia Variable Portfolio – Commodity Strategy Fund (Class 1)
Col VP Commodity Strategy, Cl 2	Columbia Variable Portfolio – Commodity Strategy Fund (Class 2)
Col VP Contrarian Core, Cl 1	Columbia Variable Portfolio – Contrarian Core Fund (Class 1)
Col VP Contrarian Core, Cl 2	Columbia Variable Portfolio – Contrarian Core Fund (Class 2)
Col VP Disciplined Core, Cl 1	Columbia Variable Portfolio – Disciplined Core Fund (Class 1)
Col VP Disciplined Core, Cl 2	Columbia Variable Portfolio – Disciplined Core Fund (Class 2)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 1	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 1)
Col VP Divd Opp, Cl 2	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)

148	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Division	Fund
Col VP Emerg Mkts Bond, Cl 1	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 1)
Col VP Emerg Mkts Bond, Cl 2	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2)
Col VP Emer Mkts, Cl 1	Columbia Variable Portfolio – Emerging Markets Fund (Class 1)
Col VP Emer Mkts, Cl 2	Columbia Variable Portfolio – Emerging Markets Fund (Class 2)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Global Strategic Inc, Cl 1	Columbia Variable Portfolio – Global Strategic Income Fund (Class 1)(1) (renamed to Columbia Variable Portfolio – Corporate Bond Fund (Class 1) effective sometime during the second quarter of 2025)
Col VP Global Strategic Inc, Cl 2	Columbia Variable Portfolio – Global Strategic Income Fund (Class 2) (renamed to Columbia Variable Portfolio – Corporate Bond Fund (Class 2) effective sometime during the second quarter of 2025)
Col VP Global Strategic Inc, Cl 3	Columbia Variable Portfolio – Global Strategic Income Fund (Class 3) (renamed to Columbia Variable Portfolio – Corporate Bond Fund (Class 3) effective sometime during the second quarter of 2025)
Col VP Govt Money Mkt, Cl 1	Columbia Variable Portfolio – Government Money Market Fund (Class 1)
Col VP Govt Money Mkt, Cl 2	Columbia Variable Portfolio – Government Money Market Fund (Class 2)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 1	Columbia Variable Portfolio – High Yield Bond Fund (Class 1)
Col VP Hi Yield Bond, Cl 2	Columbia Variable Portfolio – High Yield Bond Fund (Class 2)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 1	Columbia Variable Portfolio – Income Opportunities Fund (Class 1)
Col VP Inc Opp, Cl 2	Columbia Variable Portfolio – Income Opportunities Fund (Class 2)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 1	Columbia Variable Portfolio – Intermediate Bond Fund (Class 1)
Col VP Inter Bond, Cl 2	Columbia Variable Portfolio – Intermediate Bond Fund (Class 2)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 1	Columbia Variable Portfolio – Large Cap Growth Fund (Class 1)
Col VP Lg Cap Gro, Cl 2	Columbia Variable Portfolio – Large Cap Growth Fund (Class 2)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 1	Columbia Variable Portfolio – Large Cap Index Fund (Class 1)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 1	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 1)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Long Govt/Cr Bond, Cl 1	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 1)
Col VP Long Govt/Cr Bond, Cl 2	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2)
Col VP Overseas Core, Cl 1	Columbia Variable Portfolio – Overseas Core Fund (Class 1)
Col VP Overseas Core, Cl 2	Columbia Variable Portfolio – Overseas Core Fund (Class 2)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 1	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 1)
Col VP Select Lg Cap Val, Cl 2	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 2)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3)
Col VP Select Mid Cap Gro, Cl 1	Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 1)
Col VP Select Mid Cap Gro, Cl 2	Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 2)
Col VP Select Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 3)
Col VP Select Mid Cap Val, Cl 1	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 1)
Col VP Select Mid Cap Val, Cl 2	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 2)
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 1	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 1)
Col VP Select Sm Cap Val, Cl 2	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 3)
Col VP Sel Gbl Tech, Cl 1	Columbia Variable Portfolio – Seligman Global Technology Fund (Class 1)
Col VP Sel Gbl Tech, Cl 2	Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)
Col VP Strategic Inc, Cl 1	Columbia Variable Portfolio – Strategic Income Fund (Class 1)
Col VP Strategic Inc, Cl 2	Columbia Variable Portfolio – Strategic Income Fund (Class 2)
Col VP US Govt Mtge, Cl 1	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 1)
Col VP US Govt Mtge, Cl 2	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return, Cl 1	Credit Suisse Trust – Commodity Return Strategy Portfolio, Class 1
CTIVP AC Div Bond, Cl 1	CTIVP® – American Century Diversified Bond Fund (Class 1)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	149

Division	Fund
CTIVP AC Div Bond, Cl 2	CTIVP® – American Century Diversified Bond Fund (Class 2)
CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 1)
CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 2)
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP CenterSquare Real Est, Cl 1	CTIVP® – CenterSquare Real Estate Fund (Class 1)
CTIVP CenterSquare Real Est, Cl 2	CTIVP® – CenterSquare Real Estate Fund (Class 2)
CTIVP MFS Val, Cl 1	CTIVP® – MFS® Value Fund (Class 1) (renamed to CTIVP® – Wellington Large Cap Value Fund (Class 1) effective sometime during the second quarter of 2025)
CTIVP MFS Val, Cl 2	CTIVP® – MFS® Value Fund (Class 2) (renamed to CTIVP® – Wellington Large Cap Value Fund (Class 2) effective sometime during the second quarter of 2025)
CTIVP Prin Blue Chip Gro, Cl 1	CTIVP® – Principal Blue Chip Growth Fund (Class 1) (renamed to CTIVP® – Principal Large Cap Growth Fund (Class 1) effective sometime during the second quarter of 2025)
CTIVP Prin Blue Chip Gro, Cl 2	CTIVP® – Principal Blue Chip Growth Fund (Class 2) (renamed to CTIVP® – Principal Large Cap Growth Fund (Class 2) effective sometime during the second quarter of 2025)
CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP® – T. Rowe Price Large Cap Value Fund (Class 1)
CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP® – T. Rowe Price Large Cap Value Fund (Class 2)
CTIVP TCW Core Plus Bond, Cl 1	CTIVP® – TCW Core Plus Bond Fund (Class 1)
CTIVP TCW Core Plus Bond, Cl 2	CTIVP® – TCW Core Plus Bond Fund (Class 2)
CTIVP Vty Sycamore Estb Val, Cl 1	CTIVP® – Victory Sycamore Established Value Fund (Class 1)
CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP® – Victory Sycamore Established Value Fund (Class 2)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP® – Westfield Mid Cap Growth Fund (Class 1)
CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP® – Westfield Mid Cap Growth Fund (Class 2)
CTIVP Westfield Sel Lg Cp Gr, Cl 1	CTIVP® – Westfield Select Large Cap Growth Fund (Class 1) (previously CTIVP® – Morgan Stanley Advantage Fund (Class 1))
CTIVP Westfield Sel Lg Cp Gr, Cl 2	CTIVP® – Westfield Select Large Cap Growth Fund (Class 2) (previously CTIVP® – Morgan Stanley Advantage Fund (Class 2))
CVT EAFE Intl Index, Cl F	CVT EAFE International Index Portfolio – Class F (previously Calvert VP EAFE International Index Portfolio – Class F)
CVT EAFE Intl Index, Cl I	CVT EAFE International Index Portfolio – Class I (previously Calvert VP EAFE International Index Portfolio – Class I)
CVT Nasdaq 100 Index, Cl F	CVT Nasdaq 100 Index Portfolio – Class F (previously Calvert VP Nasdaq 100 Index Portfolio – Class F)
CVT Nasdaq 100 Index, Cl I	CVT Nasdaq 100 Index Portfolio – Class I (previously Calvert VP Nasdaq 100 Index Portfolio – Class I)
CVT Russ 2000 Sm Cap Ind, Cl F	CVT Russell 2000® Small Cap Index Portfolio – Class F (previously Calvert VP Russell 2000® Small Cap Index Portfolio – Class F)
CVT Russ 2000 Sm Cap Ind, Cl I	CVT Russell 2000® Small Cap Index Portfolio – Class I (previously Calvert VP Russell 2000® Small Cap Index Portfolio – Class I)
DWS Alt Asset Alloc VIP, Cl A	DWS Alternative Asset Allocation VIP, Class A
DWS Alt Asset Alloc VIP, Cl B	DWS Alternative Asset Allocation VIP, Class B
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
EV VT Floating-Rate Inc, Inst Cl	Eaton Vance VT Floating-Rate Income Fund – Institutional Class(1),(10)
Fid VIP Contrafund, Init Cl	Fidelity® VIP ContrafundSM Portfolio Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Emer Mkts, Init Cl	Fidelity® VIP Emerging Markets Portfolio Initial Class(1)
Fid VIP Energy, Init Cl	Fidelity® VIP Energy Portfolio Initial Class(1)
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Gro & Inc, Serv Cl 2	Fidelity® VIP Growth & Income Portfolio Service Class 2
Fid VIP Gro Opp, Init Cl	Fidelity® VIP Growth Opportunities Portfolio Initial Class(1)
Fid VIP Invest Gr, Init Cl	Fidelity® VIP Investment Grade Bond Portfolio Initial Class(1)
Fid VIP Mid Cap, Init Cl	Fidelity® VIP Mid Cap Portfolio Initial Class
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Fid VIP Strategic Inc, Init Cl	Fidelity® VIP Strategic Income Portfolio Initial Class
Fid VIP Strategic Inc, Serv Cl 2	Fidelity® VIP Strategic Income Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 1	Franklin Income VIP Fund – Class 1

150	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Division	Fund
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 1	Franklin Mutual Shares VIP Fund – Class 1
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Sm Cap Val, Cl 1	Franklin Small Cap Value VIP Fund – Class 1
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares(2)
GS VIT Sm Cap Eq Insights, Inst	Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI Bal Risk Alloc, Ser I	Invesco V.I. Balanced-Risk Allocation Fund, Series I Shares
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Dis Mid Cap Gro, Ser I	Invesco V.I. Discovery Mid Cap Growth Fund, Series I Shares
Invesco VI Div Divd, Ser I	Invesco V.I. Diversified Dividend Fund, Series I Shares
Invesco VI EQV Intl Eq, Ser II	Invesco V.I. EQV International Equity Fund, Series II Shares
Invesco VI Global, Ser I	Invesco V.I. Global Fund, Series I Shares
Invesco VI Global, Ser II	Invesco V.I. Global Fund, Series II Shares
Invesco VI Gbl Strat Inc, Ser I	Invesco V.I. Global Strategic Income Fund, Series I Shares
Invesco VI Gbl Strat Inc, Ser II	Invesco V.I. Global Strategic Income Fund, Series II Shares
Invesco VI Mn St Sm Cap, Ser I	Invesco V.I. Main Street Small Cap Fund®, Series I Shares
Invesco VI Mn St Sm Cap, Ser II	Invesco V.I. Main Street Small Cap Fund®, Series II Shares
Invesco VI Tech, Ser I	Invesco V.I. Technology Fund, Series I Shares
Invesco VI Tech, Ser II	Invesco V.I. Technology Fund, Series II Shares
Janus Henderson VIT Bal, Inst	Janus Henderson VIT Balanced Portfolio: Institutional Shares
Janus Henderson VIT Bal, Serv	Janus Henderson VIT Balanced Portfolio: Service Shares
Janus Henderson VIT Enter, Serv	Janus Henderson VIT Enterprise Portfolio: Service Shares
Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flexible Bond Portfolio: Institutional Shares
Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Flexible Bond Portfolio: Service Shares
Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Global Technology and Innovation Portfolio: Service Shares
Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Overseas Portfolio: Service Shares
Janus Henderson VIT Res, Inst	Janus Henderson VIT Research Portfolio: Institutional Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Ret Global Dyn MA, Inv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Investor Shares
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
Lord Abt Bond Debenture, Cl VC	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC(1)
LVIP AC Intl, Serv Cl	LVIP American Century International Fund, Service Class(3)
LVIP AC Intl, Std Cl II	LVIP American Century International Fund, Standard Class II(4)
LVIP AC Mid Cap Val, Std Cl II	LVIP American Century Mid Cap Value Fund, Standard Class II(1)(5)
LVIP AC Val, Serv Cl	LVIP American Century Value Fund, Service Class(6)
LVIP AC Val, Std Cl II	LVIP American Century Value Fund, Standard Class II(7)
Mac VIP Asset Strategy, Serv Cl	Macquarie VIP Asset Strategy Series – Service Class (previously Delaware Ivy VIP Asset Strategy, Class II)
Mac VIP Asset Strategy, Std Cl	Macquarie VIP Asset Strategy Series – Standard Class(1) (previously Delaware Ivy VIP Asset Strategy, Class I)
Mac VIP Intl Core Eq, Std Cl	Macquarie VIP International Core Equity Series – Standard Class(8) (previously Delaware Ivy VIP International Core Equity – Class I)
MFS Gbl Real Est, Init Cl	MFS® Global Real Estate Portfolio – Initial Class(1)
MFS Intl Gro, Init Cl	MFS® International Growth Portfolio – Initial Class(1)
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Utilities, Init Cl	MFS® Utilities Series – Initial Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl I	Morgan Stanley VIF Discovery Portfolio, Class I Shares
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
NB AMT Sus Eq, Cl I	Neuberger Berman AMT Sustainable Equity Portfolio (Class I)
NB AMT Sus Eq, Cl S	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	151

Division	Fund
PIMCO VIT All Asset, Inst Cl	PIMCO VIT All Asset Portfolio, Institutional Class
PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Global Managed Asset Allocation Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
PIMCO VIT Tot Return, Inst Cl	PIMCO VIT Total Return Portfolio, Institutional Class
Put VT Global Hlth Care, Cl IA	Putnam VT Global Health Care Fund – Class IA Shares
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Intl Val, Cl IA	Putnam VT International Value Fund – Class IA Shares(1)
Put VT Lg Cap Val, Cl IA	Putnam VT Large Cap Value Fund – Class IA Shares(1)
Put VT Sus Leaders, Cl IA	Putnam VT Sustainable Leaders Fund – Class IA Shares
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Temp Global Bond, Cl 1	Templeton Global Bond VIP Fund – Class 1
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Third Ave VST Third Ave Value	Third Avenue VST Third Avenue Value Portfolio
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 1	Variable Portfolio – Aggressive Portfolio (Class 1)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Conserv, Cl 1	Variable Portfolio – Conservative Portfolio (Class 1)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Vol Conserv, Cl 1	Variable Portfolio – Managed Volatility Conservative Fund (Class 1)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 1	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 1)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 1	Variable Portfolio – Managed Volatility Growth Fund (Class 1)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 1	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 1)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 1	Variable Portfolio – Moderate Portfolio (Class 1)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 1	Variable Portfolio – Moderately Aggressive Portfolio (Class 1)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 1	Variable Portfolio – Moderately Conservative Portfolio (Class 1)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Bond, Cl 1	Variable Portfolio – Partners Core Bond Fund (Class 1)
VP Ptnrs Core Bond, Cl 2	Variable Portfolio – Partners Core Bond Fund (Class 2)
VP Ptnrs Core Eq, Cl 1	Variable Portfolio – Partners Core Equity Fund (Class 1)
VP Ptnrs Core Eq, Cl 2	Variable Portfolio – Partners Core Equity Fund (Class 2)
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3)
VP Ptnrs Intl Core Eq, Cl 1	Variable Portfolio – Partners International Core Equity Fund (Class 1)
VP Ptnrs Intl Core Eq, Cl 2	Variable Portfolio – Partners International Core Equity Fund (Class 2)
VP Ptnrs Intl Gro, Cl 1	Variable Portfolio – Partners International Growth Fund (Class 1)
VP Ptnrs Intl Gro, Cl 2	Variable Portfolio – Partners International Growth Fund (Class 2)
VP Ptnrs Intl Val, Cl 1	Variable Portfolio – Partners International Value Fund (Class 1)
VP Ptnrs Intl Val, Cl 2	Variable Portfolio – Partners International Value Fund (Class 2)
VP Ptnrs Sm Cap Gro, Cl 1	Variable Portfolio – Partners Small Cap Growth Fund (Class 1)
VP Ptnrs Sm Cap Gro, Cl 2	Variable Portfolio – Partners Small Cap Growth Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 1	Variable Portfolio – Partners Small Cap Value Fund (Class 1)
VP Ptnrs Sm Cap Val, Cl 2	Variable Portfolio – Partners Small Cap Value Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
VP US Flex Conserv Gro, Cl 1	Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 1)
VP US Flex Gro, Cl 1	Variable Portfolio – U.S. Flexible Growth Fund (Class 1)
VP US Flex Mod Gro, Cl 1	Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 1)
Wanger Acorn	Wanger Acorn (renamed to Columbia Variable Portfolio – Acorn Fund effective sometime during the second quarter of 2025)

152	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Division	Fund
Wanger Intl	Wanger International (renamed to Columbia Variable Portfolio – Acorn International Fund effective sometime during the second quarter of 2025)
WA Var Global Hi Yd Bond, Cl I	Western Asset Variable Global High Yield Bond Portfolio – Class I
WA Var Global Hi Yd Bond, Cl II	Western Asset Variable Global High Yield Bond Portfolio – Class II

(1)	For the period January 16, 2024 (commencement of operations) to December 31, 2024.
(2)	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares is scheduled to liquidate sometime during the second quarter of 2025.
(3)	American Century VP International, Class II reorganized into LVIP American Century International Fund, Service Class on April 26, 2024.
(4)	American Century VP International, Class I reorganized into LVIP American Century International Fund, Standard Class II on April 26, 2024.
(5)	American Century VP Mid Cap Value, Class I reorganized into LVIP American Century Mid Cap Value Fund, Standard Class II on April 26, 2024.
(6)	American Century VP Value, Class II reorganized into LVIP American Century Value Fund, Service Class on April 26, 2024.
(7)	American Century VP Value, Class I reorganized into LVIP American Century Value Fund, Standard Class II on April 26, 2024.
(8)

Delaware VIP® International Series – Standard Class merged into Delaware Ivy VIP International Core Equity – Class I on April 26, 2024. Subsequent to the merger, the fund was renamed to Macquerie VIP International Core Equity Series – Standard Class.

(9)	For the period April 26, 2024 (commencement of operations) to December 31, 2024.
(10)	See Note 9 in the Notes to Financial Statements.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the variable life insurance policies.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the trade date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2024.

Federal Income Taxes

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	153

Segment Reporting

In November 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2023-07, Improvements to Reportable Segment Disclosures, updating reportable segment disclosure requirements in accordance with Topic 280, Segment Reporting (“Topic 280”), primarily through enhanced disclosures about significant segment expenses. The amendments also expand Topic 280 disclosures to public entities with one reportable segment. The amendments are effective for annual periods beginning after December 15, 2023, and interim periods beginning after December 15, 2024. The standard was adopted on January 1, 2024. The adoption of the standard did not have an impact on the statement of assets and liabilities, the statement of operations or the statement of changes in net assets, as the standard is disclosure-related only.

The Chairman and President and Chief Executive Officer of RiverSource Life Insurance Co. of New York acts as the Account’s chief operating decision maker (“CODM”) in assessing performance and making decisions about resource allocation. The CODM has determined that the Account has a single operating segment because the CODM monitors net income, investment performance and overall operating results of the Account as a whole in making decisions about resource allocation. The financial information provided to and reviewed by the CODM is consistent with that presented within the Account’s financial statements.

3. VARIABLE ACCOUNT EXPENSES

RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis, to the following percent of the average daily net assets of each subaccount.

Product	Mortality and expense risk fee
Succession Select	0.45% or 0.90% (depending on the policy selected)
V2D	0.90%
VUL	0.90%
VUL III	0.45% or 0.90% (depending on the policy selected)
VUL IV	0.30%, 0.45% or 0.90% (depending on the policy selected)
VUL IV – ES	0.20%, 0.30% or 0.90% (depending on the policy selected)
VUL 5	0.00%
VUL 5 – ES	0.00%
VUL 6	0.00%
SVUL	0.00%

4. POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life of NY is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee is deducted each month to reimburse RiverSource Life of NY for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

RiverSource Life of NY deducts a premium expense charge from each premium payment. It partially compensates RiverSource Life of NY for expenses associated with administering and distributing the policy, including the agents’ compensation, advertising and printing the prospectus and sales literature. It also compensates RiverSource Life of NY for paying premium taxes imposed by the state of New York.

Each month RiverSource Life of NY deducts charges for any optional insurance benefits added to the policy by rider.

Some products may also charge a death benefit guarantee charge or a no lapse guarantee charge.

5. SURRENDER CHARGES

RiverSource Life of NY may assess a surrender charge to help it recover certain expenses related to the issuance of the policy. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for surrenders are not identified on an individual division basis.

6. RELATED PARTY TRANSACTIONS

RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

154	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7. INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2024 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$6
AB VPS Intl Val, Cl B	545,474
AB VPS Lg Cap Gro, Cl A	591,691
AB VPS Lg Cap Gro, Cl B	874,074
AB VPS Relative Val, Cl B	706,762
Allspg VT Index Asset Alloc, Cl 2	220,627
Allspg VT Opp, Cl 1	8,740
Allspg VT Opp, Cl 2	314,878
Allspg VT Sm Cap Gro, Cl 1	91,905
Allspg VT Sm Cap Gro, Cl 2	377,085
ALPS Alerian Engy Infr, Class I	26,002
ALPS Alerian Engy Infr, Class III	161,940
BlackRock Global Alloc, Cl I	109,443
BlackRock Global Alloc, Cl III	118,964
Calvert VP SRI Bal, Cl I	268,604
Col VP Bal, Cl 1	811,393
Col VP Bal, Cl 3	1,049,790
Col VP Commodity Strategy, Cl 1	17,024
Col VP Commodity Strategy, Cl 2	4,816
Col VP Contrarian Core, Cl 1	106,789
Col VP Contrarian Core, Cl 2	89,638
Col VP Disciplined Core, Cl 1	98,440
Col VP Disciplined Core, Cl 2	16,404
Col VP Disciplined Core, Cl 3	538,485
Col VP Divd Opp, Cl 1	397,259
Col VP Divd Opp, Cl 2	71,646
Col VP Divd Opp, Cl 3	1,572,137
Col VP Emerg Mkts Bond, Cl 1	7,186
Col VP Emerg Mkts Bond, Cl 2	1,920
Col VP Emer Mkts, Cl 1	33,565
Col VP Emer Mkts, Cl 2	29,557
Col VP Emer Mkts, Cl 3	224,441
Col VP Global Strategic Inc, Cl 1	7,160
Col VP Global Strategic Inc, Cl 2	7,192
Col VP Global Strategic Inc, Cl 3	366,529
Col VP Govt Money Mkt, Cl 1	263,635
Col VP Govt Money Mkt, Cl 2	143,889
Col VP Govt Money Mkt, Cl 3	1,988,429
Col VP Hi Yield Bond, Cl 1	112,162
Col VP Hi Yield Bond, Cl 2	54,165
Col VP Hi Yield Bond, Cl 3	702,317
Col VP Inc Opp, Cl 1	6,384
Col VP Inc Opp, Cl 2	16,638
Col VP Inc Opp, Cl 3	449,778
Col VP Inter Bond, Cl 1	40,060
Col VP Inter Bond, Cl 2	38,931

Division	Purchases
Col VP Inter Bond, Cl 3	$1,286,387
Col VP Lg Cap Gro, Cl 1	714,161
Col VP Lg Cap Gro, Cl 2	42,476
Col VP Lg Cap Gro, Cl 3	503,470
Col VP Lg Cap Index, Cl 1	2,296,833
Col VP Lg Cap Index, Cl 3	2,972,787
Col VP Limited Duration Cr, Cl 1	25,469
Col VP Limited Duration Cr, Cl 2	72,810
Col VP Long Govt/Cr Bond, Cl 1	1,577
Col VP Long Govt/Cr Bond, Cl 2	532
Col VP Overseas Core, Cl 1	321,295
Col VP Overseas Core, Cl 2	26,155
Col VP Overseas Core, Cl 3	456,478
Col VP Select Lg Cap Val, Cl 1	293,113
Col VP Select Lg Cap Val, Cl 2	51,637
Col VP Select Lg Cap Val, Cl 3	36,079
Col VP Select Mid Cap Gro, Cl 1	121,764
Col VP Select Mid Cap Gro, Cl 2	11,176
Col VP Select Mid Cap Gro, Cl 3	263,393
Col VP Select Mid Cap Val, Cl 1	137,534
Col VP Select Mid Cap Val, Cl 2	10,369
Col VP Select Mid Cap Val, Cl 3	149,981
Col VP Select Sm Cap Val, Cl 1	56,105
Col VP Select Sm Cap Val, Cl 2	9,534
Col VP Select Sm Cap Val, Cl 3	96,930
Col VP Sel Gbl Tech, Cl 1	155,634
Col VP Sel Gbl Tech, Cl 2	49,454
Col VP Strategic Inc, Cl 1	67,804
Col VP Strategic Inc, Cl 2	236,916
Col VP US Govt Mtge, Cl 1	6,625
Col VP US Govt Mtge, Cl 2	1,415
Col VP US Govt Mtge, Cl 3	210,251
CS Commodity Return, Cl 1	27,749
CTIVP AC Div Bond, Cl 1	3,271
CTIVP AC Div Bond, Cl 2	7,920
CTIVP BR Gl Infl Prot Sec, Cl 1	15,614
CTIVP BR Gl Infl Prot Sec, Cl 2	3,365
CTIVP BR Gl Infl Prot Sec, Cl 3	101,681
CTIVP CenterSquare Real Est, Cl 1	12,928
CTIVP CenterSquare Real Est, Cl 2	16,633
CTIVP MFS Val, Cl 1	353,669
CTIVP MFS Val, Cl 2	13,369
CTIVP Prin Blue Chip Gro, Cl 1	21,273
CTIVP Prin Blue Chip Gro, Cl 2	30,248
CTIVP T Rowe Price LgCap Val, Cl 1	43,648
CTIVP T Rowe Price LgCap Val, Cl 2	7,728

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	155

Division	Purchases
CTIVP TCW Core Plus Bond, Cl 1	$8,998
CTIVP TCW Core Plus Bond, Cl 2	3,173
CTIVP Vty Sycamore Estb Val, Cl 1	206,183
CTIVP Vty Sycamore Estb Val, Cl 2	57,123
CTIVP Vty Sycamore Estb Val, Cl 3	69,436
CTIVP Westfield Mid Cap Gro, Cl 1	32,253
CTIVP Westfield Mid Cap Gro, Cl 2	8,399
CTIVP Westfield Sel Lg Cp Gr, Cl 1	25,861
CTIVP Westfield Sel Lg Cp Gr, Cl 2	5,157
CVT EAFE Intl Index, Cl F	18,144
CVT EAFE Intl Index, Cl I	75,176
CVT Nasdaq 100 Index, Cl F	41,411
CVT Nasdaq 100 Index, Cl I	239,508
CVT Russ 2000 Sm Cap Ind, Cl F	16,656
CVT Russ 2000 Sm Cap Ind, Cl I	67,256
DWS Alt Asset Alloc VIP, Cl A	108,381
DWS Alt Asset Alloc VIP, Cl B	53,883
EV VT Floating-Rate Inc, Init Cl	395,952
EV VT Floating-Rate Inc, Inst Cl(1)	6,173
Fid VIP Contrafund, Init Cl	1,237,944
Fid VIP Contrafund, Serv Cl 2	2,635,579
Fid VIP Emer Mkts, Init Cl	3,348
Fid VIP Energy, Init Cl	1,333
Fid VIP Gro & Inc, Serv Cl	529,368
Fid VIP Gro & Inc, Serv Cl 2	928,200
Fid VIP Gro Opp, Init Cl	269,752
Fid VIP Invest Gr, Init Cl	39,283
Fid VIP Mid Cap, Init Cl	478,089
Fid VIP Mid Cap, Serv Cl	959,939
Fid VIP Mid Cap, Serv Cl 2	1,985,054
Fid VIP Overseas, Serv Cl	308,451
Fid VIP Overseas, Serv Cl 2	403,283
Fid VIP Strategic Inc, Init Cl	318,588
Fid VIP Strategic Inc, Serv Cl 2	4,273
Frank Global Real Est, Cl 2	300,755
Frank Inc, Cl 1	21,605
Frank Inc, Cl 2	200,557
Frank Mutual Shares, Cl 1	5,342
Frank Mutual Shares, Cl 2	221,038
Frank Sm Cap Val, Cl 1	59,473
Frank Sm Cap Val, Cl 2	440,436
GS VIT Mid Cap Val, Inst	1,153,625
GS VIT Multi-Strategy Alt, Advisor	2,510
GS VIT Sm Cap Eq Insights, Inst	53,264
GS VIT U.S. Eq Insights, Inst	674,331
Invesco VI Am Fran, Ser I	10,994
Invesco VI Am Fran, Ser II	215,119
Invesco VI Bal Risk Alloc, Ser I	9,066
Invesco VI Bal Risk Alloc, Ser II	43,770
Invesco VI Comstock, Ser II	274,216
Invesco VI Core Eq, Ser I	1,255,374
Invesco VI Dis Mid Cap Gro, Ser I	53,536
Invesco VI Div Divd, Ser I	134,155
Invesco VI EQV Intl Eq, Ser II	149,554
Invesco VI Global, Ser I	145,147
Invesco VI Global, Ser II	286,047
Invesco VI Gbl Strat Inc, Ser I	16,149
Invesco VI Gbl Strat Inc, Ser II	225,216
Invesco VI Mn St Sm Cap, Ser I	194,559

Division	Purchases
Invesco VI Mn St Sm Cap, Ser II	$270,530
Invesco VI Tech, Ser I	420,563
Invesco VI Tech, Ser II	619
Janus Henderson VIT Bal, Inst	153,073
Janus Henderson VIT Bal, Serv	4,486
Janus Henderson VIT Enter, Serv	53,408
Janus Henderson VIT Flex Bd, Inst	327,208
Janus Henderson VIT Flex Bd, Serv	22,593
Janus Hend VIT Gbl Tech Innov, Srv	339,279
Janus Henderson VIT Overseas, Serv	200,183
Janus Henderson VIT Res, Inst	5,722
Janus Henderson VIT Res, Serv	199,710
Lazard Ret Global Dyn MA, Inv	5,610
Lazard Ret Global Dyn MA, Serv	2,927
Lord Abt Bond Debenture, Cl VC	24,115
LVIP AC Intl, Serv Cl	159,649
LVIP AC Intl, Std Cl II	28,588
LVIP AC Mid Cap Val, Std Cl II	26,344
LVIP AC Val, Serv Cl	590,352
LVIP AC Val, Std Cl II	460,148
Mac VIP Asset Strategy, Serv Cl	9,657
Mac VIP Asset Strategy, Std Cl	150
Mac VIP Intl Core Eq, Std Cl	76
MFS Gbl Real Est, Init Cl	77
MFS Intl Gro, Init Cl	77,853
MFS Mass Inv Gro Stock, Serv Cl	586,111
MFS New Dis, Serv Cl	333,212
MFS Utilities, Init Cl	20,485
MFS Utilities, Serv Cl	228,149
MS VIF Dis, Cl I	80,624
MS VIF Dis, Cl II	239,769
NB AMT Sus Eq, Cl I	10,652
NB AMT Sus Eq, Cl S	5,383
PIMCO VIT All Asset, Advisor Cl	72,266
PIMCO VIT All Asset, Inst Cl	7,450
PIMCO VIT Glb Man As Alloc, Adv Cl	198
PIMCO VIT Tot Return, Advisor Cl	222,041
PIMCO VIT Tot Return, Inst Cl	61,277
Put VT Global Hlth Care, Cl IA	30,960
Put VT Global Hlth Care, Cl IB	222,232
Put VT Hi Yield, Cl IB	22,876
Put VT Intl Eq, Cl IB	63,327
Put VT Intl Val, Cl IA	2,963
Put VT Lg Cap Val, Cl IA	45,103
Put VT Sus Leaders, Cl IA	242,070
Put VT Sus Leaders, Cl IB	55,247
Royce Micro-Cap, Invest Cl	200,130
Temp Global Bond, Cl 1	3,532
Temp Global Bond, Cl 2	22,168
Third Ave VST Third Ave Value	348,465
VanEck VIP Global Gold, Cl S	63,311
VP Aggr, Cl 1	2,205,600
VP Aggr, Cl 2	2,688,217
VP Aggr, Cl 4	4,133,200
VP Conserv, Cl 1	—
VP Conserv, Cl 2	372,586
VP Conserv, Cl 4	212,832
VP Man Vol Conserv, Cl 1	2,675
VP Man Vol Conserv, Cl 2	17,589

156	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Division	Purchases
VP Man Vol Conserv Gro, Cl 1	$2,400
VP Man Vol Conserv Gro, Cl 2	233,587
VP Man Vol Gro, Cl 1	933,256
VP Man Vol Gro, Cl 2	354,737
VP Man Vol Mod Gro, Cl 1	884,568
VP Man Vol Mod Gro, Cl 2	195,308
VP Mod, Cl 1	1,435,821
VP Mod, Cl 2	3,763,899
VP Mod, Cl 4	4,350,117
VP Mod Aggr, Cl 1	4,328,872
VP Mod Aggr, Cl 2	3,243,496
VP Mod Aggr, Cl 4	5,114,628
VP Mod Conserv, Cl 1	1,823
VP Mod Conserv, Cl 2	142,791
VP Mod Conserv, Cl 4	168,061
VP Ptnrs Core Bond, Cl 1	5,238
VP Ptnrs Core Bond, Cl 2	2,327
VP Ptnrs Core Eq, Cl 1	3,371
VP Ptnrs Core Eq, Cl 2	1,176

Division	Purchases
VP Ptnrs Core Eq, Cl 3	$30,926
VP Ptnrs Intl Core Eq, Cl 1	197,261
VP Ptnrs Intl Core Eq, Cl 2	3,209
VP Ptnrs Intl Gro, Cl 1	14,425
VP Ptnrs Intl Gro, Cl 2	15,727
VP Ptnrs Intl Val, Cl 1	16,413
VP Ptnrs Intl Val, Cl 2	4,572
VP Ptnrs Sm Cap Gro, Cl 1	10,999
VP Ptnrs Sm Cap Gro, Cl 2	7,703
VP Ptnrs Sm Cap Val, Cl 1	1,684
VP Ptnrs Sm Cap Val, Cl 2	455
VP Ptnrs Sm Cap Val, Cl 3	186,739
VP US Flex Conserv Gro, Cl 1	1,857
VP US Flex Gro, Cl 1	72,563
VP US Flex Mod Gro, Cl 1	108,204
Wanger Acorn	665,280
Wanger Intl	548,236
WA Var Global Hi Yd Bond, Cl I	8,716
WA Var Global Hi Yd Bond, Cl II	1,204

(1)	See Note 9 in the Notes to Financial Statements.

8. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2024	—	$1.57	to	$1.33	$1	1.09%	0.00%	to	0.90%	10.43%		to	9.42%
2023	—	$1.42	to	$1.22	$0	0.61%	0.00%	to	0.90%	13.48%		to	12.46%
2022	—	$1.25	to	$1.08	$0	2.56%	0.00%	to	0.90%	(18.68%)		to	(19.40%)
2021	—	$1.54	to	$1.34	$1	1.56%	0.00%	to	0.90%	9.28%		to	8.30%
2020	—	$1.41	to	$1.24	$0	1.45%	0.00%	to	0.90%	4.87%		to	3.92%
AB VPS Intl Val, Cl B
2024	1,392	$1.42	to	$1.86	$2,555	2.27%	0.20%	to	0.90%	4.60%		to	3.86%
2023	1,463	$1.36	to	$1.79	$2,703	0.70%	0.20%	to	0.90%	14.60%		to	13.80%
2022	1,516	$1.18	to	$1.58	$2,447	4.22%	0.20%	to	0.90%	18.83	%(7)	to	(14.57%)
2021	1,523	$1.32	to	$1.84	$2,868	1.72%	0.30%	to	0.90%	10.52%		to	9.86%
2020	1,530	$1.19	to	$1.68	$2,626	1.55%	0.30%	to	0.90%	1.90%		to	1.30%
AB VPS Lg Cap Gro, Cl A
2024	404	$2.51	to	$2.51	$1,015	0.05%	0.00%	to	0.00%	25.25%		to	25.25%
2023	174	$2.00	to	$2.00	$349	—	0.00%	to	0.00%	35.13%		to	35.13%
2022	117	$1.48	to	$1.48	$173	—	0.00%	to	0.00%	(28.51%)		to	(28.51%)
2021	59	$2.07	to	$2.07	$122	—	0.00%	to	0.00%	28.97%		to	28.97%
2020	28	$1.61	to	$1.61	$46	—	0.00%	to	0.00%	35.49%		to	35.49%
AB VPS Lg Cap Gro, Cl B
2024	457	$6.57	to	$6.22	$3,401	—	0.00%	to	0.90%	24.95%		to	23.83%
2023	454	$5.26	to	$5.02	$2,799	—	0.00%	to	0.90%	34.79%		to	33.59%
2022	392	$3.90	to	$3.76	$1,723	—	0.00%	to	0.90%	(28.69%)		to	(29.33%)
2021	350	$5.47	to	$5.32	$2,208	—	0.00%	to	0.90%	28.65%		to	27.50%
2020	410	$4.25	to	$4.17	$2,022	—	0.00%	to	0.90%	35.15%		to	33.94%
AB VPS Relative Val, Cl B
2024	685	$1.38	to	$4.77	$2,616	1.24%	0.20%	to	0.90%	12.54%		to	11.75%
2023	621	$1.23	to	$4.27	$2,515	1.33%	0.20%	to	0.90%	11.50%		to	10.72%
2022	698	$1.10	to	$3.86	$2,531	1.10%	0.20%	to	0.90%	10.30	%(7)	to	(5.27%)
2021	721	$2.35	to	$4.07	$2,756	0.64%	0.30%	to	0.90%	27.45%		to	26.69%
2020	761	$1.85	to	$3.21	$2,331	1.33%	0.30%	to	0.90%	2.17%		to	1.55%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	157

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Allspg VT Index Asset Alloc, Cl 2
2024	243	$1.38	to	$4.29	$594	1.31%	0.20%	to	0.90%	14.64%		to	13.83%
2023	246	$1.21	to	$3.77	$536	0.96%	0.20%	to	0.90%	16.47%		to	15.66%
2022	260	$1.04	to	$3.26	$495	0.63%	0.20%	to	0.90%	4.13	%(7)	to	(17.76%)
2021	268	$2.32	to	$3.96	$620	0.56%	0.30%	to	0.90%	15.65%		to	14.96%
2020	309	$2.01	to	$3.45	$617	0.83%	0.30%	to	0.90%	16.24%		to	15.54%
Allspg VT Opp, Cl 1
2024	12	$2.04	to	$2.04	$24	0.26%	0.00%	to	0.00%	15.35%		to	15.35%
2023	12	$1.77	to	$1.77	$21	—	0.00%	to	0.00%	26.83%		to	26.83%
2022	8	$1.40	to	$1.40	$12	—	0.00%	to	0.00%	(20.61%)		to	(20.61%)
2021	2	$1.76	to	$1.76	$3	0.23%	0.00%	to	0.00%	25.06%		to	25.06%
2020	1	$1.41	to	$1.41	$1	0.74%	0.00%	to	0.00%	21.32%		to	21.32%
Allspg VT Opp, Cl 2
2024	263	$4.12	to	$6.85	$1,342	0.05%	0.00%	to	0.90%	15.05%		to	14.01%
2023	266	$3.58	to	$6.01	$1,367	—	0.00%	to	0.90%	26.50%		to	25.37%
2022	287	$2.83	to	$4.79	$1,192	—	0.00%	to	0.90%	(20.81%)		to	(21.52%)
2021	298	$3.57	to	$6.11	$1,579	0.04%	0.00%	to	0.90%	24.78%		to	23.66%
2020	300	$2.86	to	$4.94	$1,291	0.43%	0.00%	to	0.90%	21.01%		to	19.92%
Allspg VT Sm Cap Gro, Cl 1
2024	265	$1.48	to	$1.48	$392	—	0.00%	to	0.00%	19.07%		to	19.07%
2023	225	$1.24	to	$1.24	$280	—	0.00%	to	0.00%	4.35%		to	4.35%
2022	132	$1.19	to	$1.19	$157	—	0.00%	to	0.00%	(34.30%)		to	(34.30%)
2021	46	$1.81	to	$1.81	$83	—	0.00%	to	0.00%	7.93%		to	7.93%
2020	13	$1.68	to	$1.68	$22	—	0.00%	to	0.00%	58.10%		to	58.10%
Allspg VT Sm Cap Gro, Cl 2
2024	452	$3.25	to	$6.48	$1,448	—	0.00%	to	0.90%	18.70%		to	17.63%
2023	397	$2.74	to	$5.51	$1,311	—	0.00%	to	0.90%	4.11%		to	3.18%
2022	367	$2.63	to	$5.34	$1,211	—	0.00%	to	0.90%	(34.42%)		to	(35.01%)
2021	371	$4.01	to	$8.21	$1,937	—	0.00%	to	0.90%	7.64%		to	6.68%
2020	380	$3.72	to	$7.70	$1,837	—	0.00%	to	0.90%	57.78%		to	56.37%
ALPS Alerian Engy Infr, Class I
2024	44	$2.00	to	$2.00	$89	5.13%	0.00%	to	0.00%	41.03%		to	41.03%
2023	35	$1.42	to	$1.42	$50	5.14%	0.00%	to	0.00%	14.25%		to	14.25%
2022	18	$1.24	to	$1.24	$23	10.76%	0.00%	to	0.00%	17.84%		to	17.84%
2021	2	$1.06	to	$1.06	$2	5.09%	0.00%	to	0.00%	38.25%		to	38.25%
2020	0	$0.76	to	$0.76	$0	5.30%	0.00%	to	0.00%	(24.85%)		to	(24.85%)
ALPS Alerian Engy Infr, Class III
2024	344	$1.98	to	$1.46	$543	4.00%	0.00%	to	0.90%	40.60%		to	39.33%
2023	464	$1.41	to	$1.05	$514	2.87%	0.00%	to	0.90%	13.91%		to	12.89%
2022	517	$1.24	to	$0.93	$504	4.42%	0.00%	to	0.90%	17.32%		to	16.27%
2021	464	$1.05	to	$0.80	$390	1.76%	0.00%	to	0.90%	37.78%		to	36.54%
2020	709	$0.77	to	$0.59	$432	2.76%	0.00%	to	0.90%	(25.12%)		to	(25.80%)
BlackRock Global Alloc, Cl I
2024	197	$1.48	to	$1.48	$292	0.98%	0.00%	to	0.00%	9.23%		to	9.23%
2023	140	$1.36	to	$1.36	$189	2.45%	0.00%	to	0.00%	12.83%		to	12.83%
2022	99	$1.20	to	$1.20	$119	—	0.00%	to	0.00%	(15.86%)		to	(15.86%)
2021	67	$1.43	to	$1.43	$95	1.20%	0.00%	to	0.00%	6.67%		to	6.67%
2020	19	$1.34	to	$1.34	$25	3.35%	0.00%	to	0.00%	21.01%		to	21.01%
BlackRock Global Alloc, Cl III
2024	350	$1.97	to	$1.52	$566	0.81%	0.00%	to	0.90%	8.93%		to	7.94%
2023	347	$1.81	to	$1.40	$514	2.63%	0.00%	to	0.90%	12.49%		to	11.48%
2022	318	$1.61	to	$1.26	$423	—	0.00%	to	0.90%	(16.07%)		to	(16.82%)
2021	336	$1.92	to	$1.51	$536	0.84%	0.00%	to	0.90%	6.42%		to	5.46%
2020	334	$1.80	to	$1.44	$502	1.40%	0.00%	to	0.90%	20.71%		to	19.63%

158	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Calvert VP SRI Bal, Cl I
2024	687	$1.19	to	$3.02	$2,581	1.65%	0.00%	to	0.90%	19.12	%(8)	to	18.53%
2023	911	$1.21	to	$2.55	$2,776	1.59%	0.20%	to	0.90%	16.60%		to	15.77%
2022	917	$1.04	to	$2.20	$2,393	1.21%	0.20%	to	0.90%	4.47	%(7)	to	(16.17%)
2021	947	$2.15	to	$2.63	$2,937	1.24%	0.30%	to	0.90%	14.77%		to	14.08%
2020	691	$1.87	to	$2.30	$1,827	2.59%	0.30%	to	0.90%	14.91%		to	14.22%
Col VP Bal, Cl 1
2024	1,427	$1.79	to	$1.79	$2,555	—	0.00%	to	0.00%	14.55%		to	14.55%
2023	999	$1.56	to	$1.56	$1,561	—	0.00%	to	0.00%	21.40%		to	21.40%
2022	820	$1.29	to	$1.29	$1,056	—	0.00%	to	0.00%	(16.65%)		to	(16.65%)
2021	704	$1.54	to	$1.54	$1,087	—	0.00%	to	0.00%	14.87%		to	14.87%
2020	287	$1.34	to	$1.34	$386	—	0.00%	to	0.00%	17.77%		to	17.77%
Col VP Bal, Cl 3
2024	5,377	$2.97	to	$3.18	$18,706	—	0.00%	to	0.90%	14.43%		to	13.40%
2023	5,581	$2.59	to	$2.80	$17,115	—	0.00%	to	0.90%	21.23%		to	20.15%
2022	5,946	$2.14	to	$2.33	$15,098	—	0.00%	to	0.90%	(16.74%)		to	(17.49%)
2021	6,268	$2.57	to	$2.83	$19,187	—	0.00%	to	0.90%	14.74%		to	13.71%
2020	6,627	$2.24	to	$2.49	$17,721	—	0.00%	to	0.90%	17.59%		to	16.53%
Col VP Commodity Strategy, Cl 1
2024	44	$1.57	to	$1.57	$70	3.60%	0.00%	to	0.00%	7.24%		to	7.24%
2023	41	$1.46	to	$1.46	$59	22.73%	0.00%	to	0.00%	(6.82%)		to	(6.82%)
2022	38	$1.57	to	$1.57	$60	25.52%	0.00%	to	0.00%	19.09%		to	19.09%
2021	30	$1.32	to	$1.32	$39	0.21%	0.00%	to	0.00%	32.63%		to	32.63%
2020	11	$1.00	to	$1.00	$11	2.45%	0.00%	to	0.00%	(1.29%)		to	(1.29%)
Col VP Commodity Strategy, Cl 2
2024	42	$0.96	to	$0.96	$41	3.46%	0.00%	to	0.00%	7.09%		to	7.09%
2023	40	$0.90	to	$0.90	$36	21.97%	0.00%	to	0.00%	(7.13%)		to	(7.13%)
2022	38	$0.97	to	$0.97	$36	24.92%	0.00%	to	0.00%	18.70%		to	18.70%
2021	38	$0.81	to	$0.81	$31	—	0.00%	to	0.00%	32.01%		to	32.01%
2020	31	$0.62	to	$0.62	$19	19.21%	0.00%	to	0.00%	(1.55%)		to	(1.55%)
Col VP Contrarian Core, Cl 1
2024	190	$2.40	to	$2.40	$457	—	0.00%	to	0.00%	23.40%		to	23.40%
2023	153	$1.95	to	$1.95	$299	—	0.00%	to	0.00%	32.21%		to	32.21%
2022	105	$1.47	to	$1.47	$155	—	0.00%	to	0.00%	(18.65%)		to	(18.65%)
2021	60	$1.81	to	$1.81	$108	—	0.00%	to	0.00%	24.28%		to	24.28%
2020	21	$1.46	to	$1.46	$31	—	0.00%	to	0.00%	22.35%		to	22.35%
Col VP Contrarian Core, Cl 2
2024	84	$4.02	to	$4.02	$336	—	0.00%	to	0.00%	23.09%		to	23.09%
2023	62	$3.27	to	$3.27	$201	—	0.00%	to	0.00%	31.89%		to	31.89%
2022	51	$2.48	to	$2.48	$127	—	0.00%	to	0.00%	(18.85%)		to	(18.85%)
2021	52	$3.05	to	$3.05	$158	—	0.00%	to	0.00%	23.96%		to	23.96%
2020	49	$2.46	to	$2.46	$120	—	0.00%	to	0.00%	22.00%		to	22.00%
Col VP Disciplined Core, Cl 1
2024	139	$2.16	to	$2.16	$299	—	0.00%	to	0.00%	26.06%		to	26.06%
2023	96	$1.71	to	$1.71	$165	—	0.00%	to	0.00%	24.36%		to	24.36%
2022	74	$1.37	to	$1.37	$101	—	0.00%	to	0.00%	(18.72%)		to	(18.72%)
2021	25	$1.69	to	$1.69	$43	—	0.00%	to	0.00%	32.74%		to	32.74%
2020	0	$1.27	to	$1.27	$0	—	0.00%	to	0.00%	14.12%		to	14.12%
Col VP Disciplined Core, Cl 2
2024	118	$4.60	to	$4.60	$542	—	0.00%	to	0.00%	25.73%		to	25.73%
2023	127	$3.66	to	$3.66	$465	—	0.00%	to	0.00%	24.08%		to	24.08%
2022	123	$2.95	to	$2.95	$362	—	0.00%	to	0.00%	(18.94%)		to	(18.94%)
2021	124	$3.64	to	$3.64	$449	—	0.00%	to	0.00%	32.43%		to	32.43%
2020	121	$2.75	to	$2.75	$333	—	0.00%	to	0.00%	13.83%		to	13.83%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	159

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Disciplined Core, Cl 3
2024	8,049	$1.63	to	$3.70	$32,794	—	0.20%	to	0.90%	25.65%		to	24.76%
2023	8,714	$1.30	to	$2.97	$28,607	—	0.20%	to	0.90%	23.98%		to	23.12%
2022	9,379	$1.05	to	$2.41	$25,011	—	0.20%	to	0.90%	5.12	%(7)	to	(19.56%)
2021	9,994	$3.02	to	$3.00	$32,947	—	0.30%	to	0.90%	32.17%		to	31.38%
2020	10,852	$2.29	to	$2.28	$27,201	—	0.30%	to	0.90%	13.64%		to	12.96%
Col VP Divd Opp, Cl 1
2024	309	$1.71	to	$1.71	$528	—	0.00%	to	0.00%	15.42%		to	15.42%
2023	89	$1.48	to	$1.48	$131	—	0.00%	to	0.00%	5.09%		to	5.09%
2022	79	$1.41	to	$1.41	$111	—	0.00%	to	0.00%	(1.11%)		to	(1.11%)
2021	57	$1.42	to	$1.42	$81	—	0.00%	to	0.00%	26.16%		to	26.16%
2020	10	$1.13	to	$1.13	$11	—	0.00%	to	0.00%	1.15%		to	1.15%
Col VP Divd Opp, Cl 2
2024	106	$3.05	to	$3.05	$323	—	0.00%	to	0.00%	15.12%		to	15.12%
2023	89	$2.65	to	$2.65	$236	—	0.00%	to	0.00%	4.84%		to	4.84%
2022	60	$2.53	to	$2.53	$152	—	0.00%	to	0.00%	(1.39%)		to	(1.39%)
2021	44	$2.57	to	$2.57	$113	—	0.00%	to	0.00%	25.89%		to	25.89%
2020	43	$2.04	to	$2.04	$88	—	0.00%	to	0.00%	0.90%		to	0.90%
Col VP Divd Opp, Cl 3
2024	3,114	$1.35	to	$4.96	$12,854	—	0.20%	to	0.90%	15.04%		to	14.24%
2023	3,106	$1.17	to	$4.34	$12,144	—	0.20%	to	0.90%	4.74%		to	4.02%
2022	3,286	$1.12	to	$4.18	$12,375	—	0.20%	to	0.90%	12.24	%(7)	to	(2.12%)
2021	3,425	$2.13	to	$4.27	$13,121	—	0.30%	to	0.90%	25.64%		to	24.89%
2020	3,630	$1.70	to	$3.42	$11,064	—	0.30%	to	0.90%	0.72%		to	0.12%
Col VP Emerg Mkts Bond, Cl 1
2024	35	$1.10	to	$1.10	$38	5.29%	0.00%	to	0.00%	6.39%		to	6.39%
2023	30	$1.03	to	$1.03	$31	5.72%	0.00%	to	0.00%	10.43%		to	10.43%
2022	23	$0.94	to	$0.94	$21	5.56%	0.00%	to	0.00%	(16.03%)		to	(16.03%)
2021	2	$1.11	to	$1.11	$2	4.23%	0.00%	to	0.00%	(2.20%)		to	(2.20%)
2020	0	$1.14	to	$1.14	$0	4.21%	0.00%	to	0.00%	7.43%		to	7.43%
Col VP Emerg Mkts Bond, Cl 2
2024	13	$1.33	to	$1.33	$17	4.96%	0.00%	to	0.00%	6.13%		to	6.13%
2023	12	$1.25	to	$1.25	$15	4.98%	0.00%	to	0.00%	10.02%		to	10.02%
2022	18	$1.13	to	$1.13	$20	4.21%	0.00%	to	0.00%	(16.16%)		to	(16.16%)
2021	16	$1.35	to	$1.35	$22	3.66%	0.00%	to	0.00%	(2.45%)		to	(2.45%)
2020	8	$1.39	to	$1.39	$11	3.32%	0.00%	to	0.00%	7.16%		to	7.16%
Col VP Emer Mkts, Cl 1
2024	222	$1.13	to	$1.13	$252	1.17%	0.00%	to	0.00%	5.68%		to	5.68%
2023	197	$1.07	to	$1.07	$211	0.11%	0.00%	to	0.00%	9.46%		to	9.46%
2022	171	$0.98	to	$0.98	$168	—	0.00%	to	0.00%	(32.90%)		to	(32.90%)
2021	77	$1.46	to	$1.46	$112	0.92%	0.00%	to	0.00%	(7.20%)		to	(7.20%)
2020	31	$1.58	to	$1.58	$48	0.30%	0.00%	to	0.00%	33.54%		to	33.54%
Col VP Emer Mkts, Cl 2
2024	270	$1.40	to	$1.40	$378	0.99%	0.00%	to	0.00%	5.45%		to	5.45%
2023	263	$1.33	to	$1.33	$350	—	0.00%	to	0.00%	9.19%		to	9.19%
2022	253	$1.22	to	$1.22	$308	—	0.00%	to	0.00%	(33.07%)		to	(33.07%)
2021	250	$1.82	to	$1.82	$455	0.85%	0.00%	to	0.00%	(7.47%)		to	(7.47%)
2020	235	$1.97	to	$1.97	$461	0.41%	0.00%	to	0.00%	33.17%		to	33.17%
Col VP Emer Mkts, Cl 3
2024	726	$1.21	to	$3.67	$1,855	1.14%	0.20%	to	0.90%	5.29%		to	4.55%
2023	768	$1.15	to	$3.51	$1,917	—	0.20%	to	0.90%	9.09%		to	8.33%
2022	829	$1.05	to	$3.24	$1,880	—	0.20%	to	0.90%	6.78	%(7)	to	(33.58%)
2021	848	$1.80	to	$4.88	$2,927	0.99%	0.30%	to	0.90%	(7.61%)		to	(8.16%)
2020	833	$1.95	to	$5.32	$3,231	0.55%	0.30%	to	0.90%	32.96%		to	32.17%

160	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Global Strategic Inc, Cl 1
2024	6	$1.04	to	$1.04	$7	1.72%	0.00%	to	0.00%	4.15	%(8)	to	4.15	%(8)
Col VP Global Strategic Inc, Cl 2
2024	95	$0.99	to	$0.99	$94	3.11%	0.00%	to	0.00%	3.30%		to	3.30%
2023	93	$0.95	to	$0.95	$89	3.09%	0.00%	to	0.00%	9.47%		to	9.47%
2022	93	$0.87	to	$0.87	$81	3.07%	0.00%	to	0.00%	(13.63%)		to	(13.63%)
2021	92	$1.01	to	$1.01	$93	3.85%	0.00%	to	0.00%	1.03%		to	1.03%
2020	93	$1.00	to	$1.00	$93	4.87%	0.00%	to	0.00%	4.59%		to	4.59%
Col VP Global Strategic Inc, Cl 3
2024	941	$1.16	to	$1.76	$1,198	3.22%	0.20%	to	0.90%	3.05%		to	2.32%
2023	1,017	$1.12	to	$1.72	$1,265	3.20%	0.20%	to	0.90%	9.59%		to	8.82%
2022	1,038	$1.02	to	$1.58	$1,185	3.32%	0.20%	to	0.90%	2.78	%(7)	to	(14.38%)
2021	1,050	$1.06	to	$1.84	$1,395	3.84%	0.30%	to	0.90%	0.84%		to	0.23%
2020	1,023	$1.05	to	$1.84	$1,377	5.18%	0.30%	to	0.90%	4.37%		to	3.74%
Col VP Govt Money Mkt, Cl 1
2024	438	$1.13	to	$1.13	$497	4.85%	0.00%	to	0.00%	5.00%		to	5.00%
2023	520	$1.08	to	$1.08	$562	4.69%	0.00%	to	0.00%	4.73%		to	4.73%
2022	162	$1.03	to	$1.03	$167	1.82%	0.00%	to	0.00%	1.20%		to	1.20%
2021	44	$1.02	to	$1.02	$45	0.01%	0.00%	to	0.00%	0.01%		to	0.01%
2020	3	$1.02	to	$1.02	$5	0.20%	0.00%	to	0.00%	0.30%		to	0.30%
Col VP Govt Money Mkt, Cl 2
2024	432	$1.14	to	$1.14	$495	4.58%	0.00%	to	0.00%	4.74%		to	4.74%
2023	370	$1.09	to	$1.09	$404	4.37%	0.00%	to	0.00%	4.46%		to	4.46%
2022	488	$1.05	to	$1.05	$510	1.03%	0.00%	to	0.00%	1.10%		to	1.10%
2021	476	$1.03	to	$1.03	$492	0.01%	0.00%	to	0.00%	0.02%		to	0.02%
2020	375	$1.03	to	$1.03	$387	0.10%	0.00%	to	0.00%	0.24%		to	0.24%
Col VP Govt Money Mkt, Cl 3
2024	3,377	$1.13	to	$1.13	$3,693	4.71%	0.20%	to	0.90%	4.66%		to	3.92%
2023	2,522	$1.08	to	$1.09	$2,635	4.51%	0.20%	to	0.90%	4.39%		to	3.66%
2022	2,647	$1.04	to	$1.05	$2,660	1.16%	0.20%	to	0.90%	0.96%		to	0.26%
2021	2,737	$1.03	to	$1.05	$2,734	0.01%	0.20%	to	0.90%	(0.17%)		to	(0.86%)
2020	3,622	$1.03	to	$1.06	$3,637	0.23%	0.20%	to	0.90%	0.08%		to	(0.61%)
Col VP Hi Yield Bond, Cl 1
2024	170	$1.32	to	$1.32	$225	5.85%	0.00%	to	0.00%	7.04%		to	7.04%
2023	99	$1.24	to	$1.24	$122	5.24%	0.00%	to	0.00%	12.19%		to	12.19%
2022	62	$1.10	to	$1.10	$68	5.76%	0.00%	to	0.00%	(10.54%)		to	(10.54%)
2021	22	$1.23	to	$1.23	$27	4.97%	0.00%	to	0.00%	4.98%		to	4.98%
2020	9	$1.17	to	$1.17	$11	2.20%	0.00%	to	0.00%	6.67%		to	6.67%
Col VP Hi Yield Bond, Cl 2
2024	211	$1.75	to	$1.75	$368	5.71%	0.00%	to	0.00%	6.88%		to	6.88%
2023	195	$1.64	to	$1.64	$319	5.30%	0.00%	to	0.00%	11.87%		to	11.87%
2022	193	$1.46	to	$1.46	$283	5.05%	0.00%	to	0.00%	(10.78%)		to	(10.78%)
2021	189	$1.64	to	$1.64	$310	4.84%	0.00%	to	0.00%	4.79%		to	4.79%
2020	185	$1.56	to	$1.56	$290	5.62%	0.00%	to	0.00%	6.31%		to	6.31%
Col VP Hi Yield Bond, Cl 3
2024	996	$1.22	to	$3.43	$2,584	5.66%	0.20%	to	0.90%	6.74%		to	5.98%
2023	1,051	$1.14	to	$3.24	$2,638	5.42%	0.20%	to	0.90%	11.86%		to	11.08%
2022	1,041	$1.02	to	$2.92	$2,419	5.10%	0.20%	to	0.90%	2.27	%(7)	to	(11.50%)
2021	1,113	$1.53	to	$3.30	$2,890	4.98%	0.30%	to	0.90%	4.55%		to	3.92%
2020	1,091	$1.46	to	$3.17	$2,798	5.76%	0.30%	to	0.90%	6.23%		to	5.59%
Col VP Inc Opp, Cl 1
2024	21	$1.29	to	$1.29	$27	5.46%	0.00%	to	0.00%	5.90%		to	5.90%
2023	18	$1.22	to	$1.22	$22	5.21%	0.00%	to	0.00%	11.56%		to	11.56%
2022	17	$1.09	to	$1.09	$18	5.62%	0.00%	to	0.00%	(10.01%)		to	(10.01%)
2021	15	$1.21	to	$1.21	$18	9.06%	0.00%	to	0.00%	4.50%		to	4.50%
2020	15	$1.16	to	$1.16	$17	0.05%	0.00%	to	0.00%	5.90%		to	5.90%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	161

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Inc Opp, Cl 2
2024	53	$1.68	to	$1.68	$89	5.28%	0.00%	to	0.00%	5.71%		to	5.71%
2023	50	$1.59	to	$1.59	$80	5.57%	0.00%	to	0.00%	11.36%		to	11.36%
2022	31	$1.43	to	$1.43	$44	4.99%	0.00%	to	0.00%	(10.22%)		to	(10.22%)
2021	20	$1.59	to	$1.59	$31	7.51%	0.00%	to	0.00%	4.14%		to	4.14%
2020	24	$1.53	to	$1.53	$36	4.49%	0.00%	to	0.00%	5.67%		to	5.67%
Col VP Inc Opp, Cl 3
2024	622	$1.20	to	$2.43	$1,256	5.52%	0.20%	to	0.90%	5.69%		to	4.94%
2023	534	$1.14	to	$2.32	$1,083	5.04%	0.20%	to	0.90%	11.29%		to	10.51%
2022	536	$1.02	to	$2.10	$1,015	5.25%	0.20%	to	0.90%	2.16	%(7)	to	(11.02%)
2021	554	$1.50	to	$2.36	$1,182	8.90%	0.30%	to	0.90%	4.16%		to	3.54%
2020	570	$1.44	to	$2.28	$1,181	4.67%	0.30%	to	0.90%	5.42%		to	4.79%
Col VP Inter Bond, Cl 1
2024	107	$1.08	to	$1.08	$116	5.17%	0.00%	to	0.00%	1.97%		to	1.97%
2023	82	$1.06	to	$1.06	$87	2.48%	0.00%	to	0.00%	6.34%		to	6.34%
2022	56	$1.00	to	$1.00	$56	3.29%	0.00%	to	0.00%	(17.06%)		to	(17.06%)
2021	40	$1.21	to	$1.21	$48	3.30%	0.00%	to	0.00%	(0.24%)		to	(0.24%)
2020	24	$1.21	to	$1.21	$29	1.31%	0.00%	to	0.00%	12.58%		to	12.58%
Col VP Inter Bond, Cl 2
2024	54	$1.21	to	$1.21	$66	4.92%	0.00%	to	0.00%	1.73%		to	1.73%
2023	46	$1.19	to	$1.19	$55	2.13%	0.00%	to	0.00%	6.08%		to	6.08%
2022	37	$1.12	to	$1.12	$42	2.44%	0.00%	to	0.00%	(17.22%)		to	(17.22%)
2021	49	$1.36	to	$1.36	$66	3.01%	0.00%	to	0.00%	(0.58%)		to	(0.58%)
2020	48	$1.37	to	$1.37	$65	2.62%	0.00%	to	0.00%	12.28%		to	12.28%
Col VP Inter Bond, Cl 3
2024	3,644	$1.09	to	$1.85	$5,767	4.73%	0.20%	to	0.90%	1.64%		to	0.93%
2023	3,460	$1.08	to	$1.83	$5,536	2.20%	0.20%	to	0.90%	5.98%		to	5.24%
2022	3,592	$1.02	to	$1.74	$5,476	3.08%	0.20%	to	0.90%	1.80	%(7)	to	(17.91%)
2021	3,718	$1.37	to	$2.12	$6,924	3.19%	0.30%	to	0.90%	(0.65%)		to	(1.25%)
2020	3,859	$1.38	to	$2.15	$7,336	2.77%	0.30%	to	0.90%	12.11%		to	11.44%
Col VP Lg Cap Gro, Cl 1
2024	1,064	$2.68	to	$2.68	$2,849	—	0.00%	to	0.00%	31.33%		to	31.33%
2023	829	$2.04	to	$2.04	$1,690	—	0.00%	to	0.00%	43.16%		to	43.16%
2022	514	$1.42	to	$1.42	$731	—	0.00%	to	0.00%	(31.38%)		to	(31.38%)
2021	167	$2.07	to	$2.07	$346	—	0.00%	to	0.00%	28.73%		to	28.73%
2020	58	$1.61	to	$1.61	$94	—	0.00%	to	0.00%	34.74%		to	34.74%
Col VP Lg Cap Gro, Cl 2
2024	109	$5.88	to	$5.88	$640	—	0.00%	to	0.00%	31.01%		to	31.01%
2023	105	$4.49	to	$4.49	$470	—	0.00%	to	0.00%	42.77%		to	42.77%
2022	95	$3.15	to	$3.15	$298	—	0.00%	to	0.00%	(31.53%)		to	(31.53%)
2021	85	$4.59	to	$4.59	$392	—	0.00%	to	0.00%	28.35%		to	28.35%
2020	73	$3.58	to	$3.58	$261	—	0.00%	to	0.00%	34.41%		to	34.41%
Col VP Lg Cap Gro, Cl 3
2024	693	$1.89	to	$3.79	$3,746	—	0.20%	to	0.90%	30.93%		to	30.01%
2023	703	$1.45	to	$2.91	$3,402	—	0.20%	to	0.90%	42.66%		to	41.67%
2022	761	$1.01	to	$2.06	$2,585	—	0.20%	to	0.90%	2.68	%(7)	to	(32.06%)
2021	809	$3.90	to	$3.03	$3,968	—	0.30%	to	0.90%	28.15%		to	27.39%
2020	928	$3.04	to	$2.38	$3,407	—	0.30%	to	0.90%	34.16%		to	33.36%
Col VP Lg Cap Index, Cl 1
2024	3,730	$2.28	to	$2.28	$8,512	—	0.00%	to	0.00%	24.70%		to	24.70%
2023	2,812	$1.83	to	$1.83	$5,146	—	0.00%	to	0.00%	25.96%		to	25.96%
2022	1,730	$1.45	to	$1.45	$2,514	—	0.00%	to	0.00%	(18.34%)		to	(18.34%)
2021	791	$1.78	to	$1.78	$1,407	—	0.00%	to	0.00%	28.39%		to	28.39%
2020	261	$1.39	to	$1.39	$361	—	0.00%	to	0.00%	18.03%		to	18.03%

162	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Lg Cap Index, Cl 3
2024	2,986	$4.83	to	$4.91	$16,441	—	0.00%	to	0.90%	24.54%		to	23.42%
2023	3,051	$3.88	to	$3.98	$14,291	—	0.00%	to	0.90%	25.81%		to	24.69%
2022	3,028	$3.08	to	$3.19	$11,465	—	0.00%	to	0.90%	(18.45%)		to	(19.18%)
2021	3,012	$3.78	to	$3.95	$14,197	—	0.00%	to	0.90%	28.22%		to	27.07%
2020	3,144	$2.95	to	$3.11	$11,530	—	0.00%	to	0.90%	17.90%		to	16.85%
Col VP Limited Duration Cr, Cl 1
2024	38	$1.17	to	$1.17	$44	4.54%	0.00%	to	0.00%	4.75%		to	4.75%
2023	20	$1.12	to	$1.12	$22	3.31%	0.00%	to	0.00%	6.89%		to	6.89%
2022	17	$1.05	to	$1.05	$18	0.75%	0.00%	to	0.00%	(6.08%)		to	(6.08%)
2021	9	$1.12	to	$1.12	$11	0.21%	0.00%	to	0.00%	(0.60%)		to	(0.60%)
2020	—	$1.12	to	$1.12	$0	2.71%	0.00%	to	0.00%	5.90%		to	5.90%
Col VP Limited Duration Cr, Cl 2
2024	795	$1.25	to	$1.06	$883	3.62%	0.00%	to	0.90%	4.63%		to	3.69%
2023	820	$1.20	to	$1.03	$875	2.34%	0.00%	to	0.90%	6.66%		to	5.70%
2022	1,388	$1.12	to	$0.97	$1,459	0.39%	0.00%	to	0.90%	(6.36%)		to	(7.20%)
2021	636	$1.20	to	$1.05	$681	1.39%	0.00%	to	0.90%	(0.84%)		to	(1.74%)
2020	569	$1.21	to	$1.06	$617	2.40%	0.00%	to	0.90%	5.57%		to	4.62%
Col VP Long Govt/Cr Bond, Cl 1
2024	11	$0.98	to	$0.98	$10	3.92%	0.00%	to	0.00%	(4.14%)		to	(4.14%)
2023	10	$1.03	to	$1.03	$10	3.45%	0.00%	to	0.00%	6.97%		to	6.97%
2022	11	$0.96	to	$0.96	$11	3.53%	0.00%	to	0.00%	(27.55%)		to	(27.55%)
2021	3	$1.33	to	$1.33	$3	2.54%	0.00%	to	0.00%	(3.21%)		to	(3.21%)
2020	1	$1.37	to	$1.37	$1	2.75%	0.00%	to	0.00%	17.25%		to	17.25%
Col VP Long Govt/Cr Bond, Cl 2
2024	1	$1.12	to	$1.12	$1	4.91%	0.00%	to	0.00%	(4.39%)		to	(4.39%)
2023	7	$1.18	to	$1.18	$9	3.12%	0.00%	to	0.00%	6.68%		to	6.68%
2022	7	$1.10	to	$1.10	$8	2.49%	0.00%	to	0.00%	(27.70%)		to	(27.70%)
2021	6	$1.53	to	$1.53	$10	1.75%	0.00%	to	0.00%	(3.47%)		to	(3.47%)
2020	6	$1.58	to	$1.58	$10	2.69%	0.00%	to	0.00%	17.07%		to	17.07%
Col VP Overseas Core, Cl 1
2024	384	$1.37	to	$1.37	$528	3.29%	0.00%	to	0.00%	3.45%		to	3.45%
2023	170	$1.33	to	$1.33	$225	1.79%	0.00%	to	0.00%	15.64%		to	15.64%
2022	140	$1.15	to	$1.15	$161	0.61%	0.00%	to	0.00%	(14.68%)		to	(14.68%)
2021	58	$1.35	to	$1.35	$78	1.39%	0.00%	to	0.00%	9.96%		to	9.96%
2020	—	$1.22	to	$1.22	$0	1.69%	0.00%	to	0.00%	9.11%		to	9.11%
Col VP Overseas Core, Cl 2
2024	108	$1.82	to	$1.82	$197	4.10%	0.00%	to	0.00%	3.24%		to	3.24%
2023	103	$1.77	to	$1.77	$183	1.71%	0.00%	to	0.00%	15.32%		to	15.32%
2022	101	$1.53	to	$1.53	$154	0.73%	0.00%	to	0.00%	(14.90%)		to	(14.90%)
2021	94	$1.80	to	$1.80	$170	1.10%	0.00%	to	0.00%	9.74%		to	9.74%
2020	80	$1.64	to	$1.64	$132	1.46%	0.00%	to	0.00%	8.83%		to	8.83%
Col VP Overseas Core, Cl 3
2024	3,144	$1.36	to	$1.36	$4,624	4.25%	0.20%	to	0.90%	3.14%		to	2.41%
2023	3,265	$1.32	to	$1.33	$4,688	1.82%	0.20%	to	0.90%	15.24%		to	14.44%
2022	3,464	$1.14	to	$1.16	$4,341	0.79%	0.20%	to	0.90%	15.40	%(7)	to	(15.56%)
2021	3,611	$1.55	to	$1.38	$5,339	1.18%	0.30%	to	0.90%	9.55%		to	8.90%
2020	3,879	$1.41	to	$1.27	$5,232	1.56%	0.30%	to	0.90%	8.60%		to	7.95%
Col VP Select Lg Cap Val, Cl 1
2024	507	$1.77	to	$1.77	$899	—	0.00%	to	0.00%	12.87%		to	12.87%
2023	419	$1.57	to	$1.57	$659	—	0.00%	to	0.00%	5.39%		to	5.39%
2022	238	$1.49	to	$1.49	$355	—	0.00%	to	0.00%	(1.84%)		to	(1.84%)
2021	70	$1.52	to	$1.52	$106	—	0.00%	to	0.00%	26.29%		to	26.29%
2020	4	$1.20	to	$1.20	$5	—	0.00%	to	0.00%	7.08%		to	7.08%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	163

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Select Lg Cap Val, Cl 2
2024	55	$3.68	to	$3.68	$204	—	0.00%	to	0.00%	12.58%		to	12.58%
2023	44	$3.27	to	$3.27	$146	—	0.00%	to	0.00%	5.11%		to	5.11%
2022	39	$3.11	to	$3.11	$121	—	0.00%	to	0.00%	(2.06%)		to	(2.06%)
2021	34	$3.18	to	$3.18	$107	—	0.00%	to	0.00%	25.98%		to	25.98%
2020	32	$2.52	to	$2.52	$81	—	0.00%	to	0.00%	6.81%		to	6.81%
Col VP Select Lg Cap Val, Cl 3
2024	186	$1.32	to	$3.67	$774	—	0.20%	to	0.90%	12.53%		to	11.74%
2023	264	$1.17	to	$3.29	$911	—	0.20%	to	0.90%	5.02%		to	4.29%
2022	283	$1.11	to	$3.15	$940	—	0.20%	to	0.90%	12.68	%(7)	to	(2.83%)
2021	276	$2.41	to	$3.24	$928	—	0.30%	to	0.90%	25.77%		to	25.02%
2020	264	$1.91	to	$2.59	$710	—	0.30%	to	0.90%	6.63%		to	6.00%
Col VP Select Mid Cap Gro, Cl 1
2024	266	$1.97	to	$1.97	$524	—	0.00%	to	0.00%	23.68%		to	23.68%
2023	197	$1.59	to	$1.59	$313	—	0.00%	to	0.00%	25.24%		to	25.24%
2022	160	$1.27	to	$1.27	$203	—	0.00%	to	0.00%	(30.83%)		to	(30.83%)
2021	78	$1.84	to	$1.84	$143	—	0.00%	to	0.00%	16.57%		to	16.57%
2020	52	$1.58	to	$1.58	$82	—	0.00%	to	0.00%	35.42%		to	35.42%
Col VP Select Mid Cap Gro, Cl 2
2024	31	$3.92	to	$3.92	$122	—	0.00%	to	0.00%	23.37%		to	23.37%
2023	30	$3.18	to	$3.18	$95	—	0.00%	to	0.00%	24.92%		to	24.92%
2022	27	$2.55	to	$2.55	$70	—	0.00%	to	0.00%	(31.01%)		to	(31.01%)
2021	30	$3.69	to	$3.69	$109	—	0.00%	to	0.00%	16.27%		to	16.27%
2020	28	$3.17	to	$3.17	$90	—	0.00%	to	0.00%	35.08%		to	35.08%
Col VP Select Mid Cap Gro, Cl 3
2024	296	$1.55	to	$5.40	$1,200	—	0.20%	to	0.90%	23.28%		to	22.41%
2023	256	$1.26	to	$4.41	$1,030	—	0.20%	to	0.90%	24.84%		to	23.97%
2022	220	$1.01	to	$3.56	$804	—	0.20%	to	0.90%	2.87	%(7)	to	(31.54%)
2021	245	$3.04	to	$5.20	$1,252	—	0.30%	to	0.90%	16.06%		to	15.36%
2020	244	$2.62	to	$4.51	$1,122	—	0.30%	to	0.90%	34.83%		to	34.02%
Col VP Select Mid Cap Val, Cl 1
2024	259	$1.80	to	$1.80	$465	—	0.00%	to	0.00%	12.54%		to	12.54%
2023	182	$1.60	to	$1.60	$290	—	0.00%	to	0.00%	10.30%		to	10.30%
2022	139	$1.45	to	$1.45	$201	—	0.00%	to	0.00%	(9.44%)		to	(9.44%)
2021	41	$1.60	to	$1.60	$66	—	0.00%	to	0.00%	32.33%		to	32.33%
2020	4	$1.21	to	$1.21	$5	—	0.00%	to	0.00%	7.48%		to	7.48%
Col VP Select Mid Cap Val, Cl 2
2024	51	$3.48	to	$3.48	$179	—	0.00%	to	0.00%	12.27%		to	12.27%
2023	51	$3.10	to	$3.10	$158	—	0.00%	to	0.00%	10.05%		to	10.05%
2022	47	$2.82	to	$2.82	$133	—	0.00%	to	0.00%	(9.66%)		to	(9.66%)
2021	39	$3.12	to	$3.12	$123	—	0.00%	to	0.00%	31.97%		to	31.97%
2020	35	$2.36	to	$2.36	$84	—	0.00%	to	0.00%	7.25%		to	7.25%
Col VP Select Mid Cap Val, Cl 3
2024	286	$1.34	to	$3.41	$989	—	0.20%	to	0.90%	12.18%		to	11.40%
2023	250	$1.19	to	$3.06	$906	—	0.20%	to	0.90%	9.96%		to	9.20%
2022	216	$1.08	to	$2.80	$800	—	0.20%	to	0.90%	9.03	%(7)	to	(10.37%)
2021	224	$2.35	to	$3.13	$938	—	0.30%	to	0.90%	31.74%		to	30.95%
2020	229	$1.78	to	$2.39	$726	—	0.30%	to	0.90%	7.09%		to	6.45%
Col VP Select Sm Cap Val, Cl 1
2024	105	$1.59	to	$1.59	$166	—	0.00%	to	0.00%	13.93%		to	13.93%
2023	71	$1.39	to	$1.39	$99	—	0.00%	to	0.00%	13.14%		to	13.14%
2022	47	$1.23	to	$1.23	$57	—	0.00%	to	0.00%	(14.70%)		to	(14.70%)
2021	19	$1.44	to	$1.44	$27	—	0.00%	to	0.00%	30.93%		to	30.93%
2020	6	$1.10	to	$1.10	$7	—	0.00%	to	0.00%	9.19%		to	9.19%

164	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Select Sm Cap Val, Cl 2
2024	54	$3.17	to	$3.17	$170	—	0.00%	to	0.00%	13.66%		to	13.66%
2023	54	$2.79	to	$2.79	$150	—	0.00%	to	0.00%	12.85%		to	12.85%
2022	50	$2.47	to	$2.47	$123	—	0.00%	to	0.00%	(14.93%)		to	(14.93%)
2021	41	$2.90	to	$2.90	$119	—	0.00%	to	0.00%	30.62%		to	30.62%
2020	37	$2.22	to	$2.22	$82	—	0.00%	to	0.00%	8.92%		to	8.92%
Col VP Select Sm Cap Val, Cl 3
2024	275	$1.35	to	$4.39	$1,217	—	0.20%	to	0.90%	13.58%		to	12.78%
2023	270	$1.19	to	$3.89	$1,118	—	0.20%	to	0.90%	12.75%		to	11.97%
2022	254	$1.05	to	$3.48	$1,013	—	0.20%	to	0.90%	5.87	%(7)	to	(15.58%)
2021	267	$2.09	to	$4.12	$1,261	—	0.30%	to	0.90%	30.41%		to	29.63%
2020	328	$1.60	to	$3.18	$1,182	—	0.30%	to	0.90%	8.73%		to	8.08%
Col VP Sel Gbl Tech, Cl 1
2024	231	$1.59	to	$1.59	$368	—	0.00%	to	0.00%	26.91%		to	26.91%
2023	147	$1.25	to	$1.25	$184	—	0.00%	to	0.00%	45.28%		to	45.28%
2022	71	$0.86	to	$0.86	$61	—	0.00%	to	0.00%	(15.48	%)(6)	to	(15.48	%)(6)
Col VP Sel Gbl Tech, Cl 2
2024	65	$1.58	to	$1.58	$103	—	0.00%	to	0.00%	26.58%		to	26.58%
2023	33	$1.25	to	$1.25	$41	—	0.00%	to	0.00%	44.87%		to	44.87%
2022	2	$0.86	to	$0.86	$2	—	0.00%	to	0.00%	(15.57	%)(6)	to	(15.57	%)(6)
Col VP Strategic Inc, Cl 1
2024	172	$1.19	to	$1.19	$204	4.44%	0.00%	to	0.00%	4.70%		to	4.70%
2023	128	$1.13	to	$1.13	$145	3.67%	0.00%	to	0.00%	9.67%		to	9.67%
2022	92	$1.03	to	$1.03	$95	2.87%	0.00%	to	0.00%	(11.37%)		to	(11.37%)
2021	73	$1.17	to	$1.17	$85	5.75%	0.00%	to	0.00%	2.09%		to	2.09%
2020	57	$1.14	to	$1.14	$65	4.79%	0.00%	to	0.00%	6.82%		to	6.82%
Col VP Strategic Inc, Cl 2
2024	199	$1.42	to	$1.42	$284	4.73%	0.00%	to	0.00%	4.51%		to	4.51%
2023	132	$1.36	to	$1.36	$180	3.31%	0.00%	to	0.00%	9.20%		to	9.20%
2022	103	$1.25	to	$1.25	$128	2.45%	0.00%	to	0.00%	(11.52%)		to	(11.52%)
2021	110	$1.41	to	$1.41	$155	5.10%	0.00%	to	0.00%	1.63%		to	1.63%
2020	111	$1.39	to	$1.39	$154	3.36%	0.00%	to	0.00%	6.62%		to	6.62%
Col VP US Govt Mtge, Cl 1
2024	22	$1.01	to	$1.01	$22	3.67%	0.00%	to	0.00%	1.57%		to	1.57%
2023	17	$1.00	to	$1.00	$17	3.16%	0.00%	to	0.00%	5.70%		to	5.70%
2022	13	$0.94	to	$0.94	$12	2.52%	0.00%	to	0.00%	(14.14%)		to	(14.14%)
2021	6	$1.10	to	$1.10	$6	1.78%	0.00%	to	0.00%	(0.95%)		to	(0.95%)
2020	2	$1.11	to	$1.11	$2	4.40%	0.00%	to	0.00%	5.09%		to	5.09%
Col VP US Govt Mtge, Cl 2
2024	17	$1.14	to	$1.14	$19	3.11%	0.00%	to	0.00%	1.33%		to	1.33%
2023	17	$1.12	to	$1.12	$19	2.64%	0.00%	to	0.00%	5.43%		to	5.43%
2022	9	$1.06	to	$1.06	$10	2.03%	0.00%	to	0.00%	(14.32%)		to	(14.32%)
2021	5	$1.24	to	$1.24	$7	1.85%	0.00%	to	0.00%	(1.20%)		to	(1.20%)
2020	4	$1.26	to	$1.26	$6	2.43%	0.00%	to	0.00%	4.85%		to	4.85%
Col VP US Govt Mtge, Cl 3
2024	975	$1.09	to	$1.30	$1,184	3.24%	0.20%	to	0.90%	1.24%		to	0.53%
2023	982	$1.07	to	$1.29	$1,186	2.66%	0.20%	to	0.90%	5.35%		to	4.61%
2022	993	$1.02	to	$1.24	$1,145	2.02%	0.20%	to	0.90%	2.31	%(7)	to	(15.03%)
2021	1,027	$1.26	to	$1.46	$1,391	1.95%	0.30%	to	0.90%	(1.36%)		to	(1.96%)
2020	1,040	$1.27	to	$1.49	$1,435	2.43%	0.30%	to	0.90%	4.64%		to	4.01%
CS Commodity Return, Cl 1
2024	415	$0.92	to	$0.63	$364	3.07%	0.20%	to	0.90%	4.62%		to	3.88%
2023	485	$0.88	to	$0.61	$406	20.79%	0.20%	to	0.90%	(9.30%)		to	(9.93%)
2022	538	$0.97	to	$0.68	$501	15.76%	0.20%	to	0.90%	(2.05	%)(7)	to	14.99%
2021	491	$0.82	to	$0.59	$391	4.98%	0.30%	to	0.90%	27.52%		to	26.75%
2020	510	$0.64	to	$0.46	$296	5.78%	0.30%	to	0.90%	(1.77%)		to	(2.36%)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	165

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP AC Div Bond, Cl 1
2024	28	$1.07	to	$1.07	$30	4.02%	0.00%	to	0.00%	1.78%		to	1.78%
2023	30	$1.05	to	$1.05	$31	3.37%	0.00%	to	0.00%	5.59%		to	5.59%
2022	31	$0.99	to	$0.99	$30	3.72%	0.00%	to	0.00%	(15.29%)		to	(15.29%)
2021	8	$1.17	to	$1.17	$9	1.74%	0.00%	to	0.00%	0.45%		to	0.45%
2020	2	$1.16	to	$1.16	$3	0.44%	0.00%	to	0.00%	8.55%		to	8.55%
CTIVP AC Div Bond, Cl 2
2024	21	$1.18	to	$1.18	$24	3.80%	0.00%	to	0.00%	1.53%		to	1.53%
2023	16	$1.16	to	$1.16	$18	3.10%	0.00%	to	0.00%	5.33%		to	5.33%
2022	16	$1.10	to	$1.10	$17	2.92%	0.00%	to	0.00%	(15.51%)		to	(15.51%)
2021	14	$1.30	to	$1.30	$18	2.31%	0.00%	to	0.00%	0.29%		to	0.29%
2020	0	$1.30	to	$1.30	$1	2.73%	0.00%	to	0.00%	8.24%		to	8.24%
CTIVP BR Gl Infl Prot Sec, Cl 1
2024	47	$1.03	to	$1.03	$48	1.91%	0.00%	to	0.00%	(0.92%)		to	(0.92%)
2023	36	$1.04	to	$1.04	$38	9.56%	0.00%	to	0.00%	4.10%		to	4.10%
2022	58	$1.00	to	$1.00	$58	2.80%	0.00%	to	0.00%	(17.51%)		to	(17.51%)
2021	45	$1.21	to	$1.21	$54	0.66%	0.00%	to	0.00%	4.56%		to	4.56%
2020	7	$1.16	to	$1.16	$8	0.69%	0.00%	to	0.00%	9.37%		to	9.37%
CTIVP BR Gl Infl Prot Sec, Cl 2
2024	16	$1.17	to	$1.17	$19	1.83%	0.00%	to	0.00%	(1.20%)		to	(1.20%)
2023	14	$1.18	to	$1.18	$17	8.11%	0.00%	to	0.00%	3.89%		to	3.89%
2022	17	$1.14	to	$1.14	$19	4.47%	0.00%	to	0.00%	(17.69%)		to	(17.69%)
2021	15	$1.38	to	$1.38	$21	0.55%	0.00%	to	0.00%	4.43%		to	4.43%
2020	16	$1.33	to	$1.33	$21	0.46%	0.00%	to	0.00%	8.97%		to	8.97%
CTIVP BR Gl Infl Prot Sec, Cl 3
2024	385	$1.06	to	$1.43	$518	1.85%	0.20%	to	0.90%	(1.25%)		to	(1.95%)
2023	400	$1.07	to	$1.46	$555	8.72%	0.20%	to	0.90%	3.75%		to	3.02%
2022	421	$1.03	to	$1.41	$568	4.44%	0.20%	to	0.90%	5.32	%(7)	to	(18.32%)
2021	437	$1.40	to	$1.73	$720	0.68%	0.30%	to	0.90%	4.17%		to	3.54%
2020	429	$1.34	to	$1.67	$682	0.56%	0.30%	to	0.90%	8.79%		to	8.14%
CTIVP CenterSquare Real Est, Cl 1
2024	57	$1.43	to	$1.43	$81	2.59%	0.00%	to	0.00%	10.34%		to	10.34%
2023	49	$1.29	to	$1.29	$64	2.17%	0.00%	to	0.00%	13.76%		to	13.76%
2022	38	$1.14	to	$1.14	$43	1.71%	0.00%	to	0.00%	(24.12%)		to	(24.12%)
2021	22	$1.50	to	$1.50	$33	1.38%	0.00%	to	0.00%	41.44%		to	41.44%
2020	16	$1.06	to	$1.06	$17	0.72%	0.00%	to	0.00%	(4.86%)		to	(4.86%)
CTIVP CenterSquare Real Est, Cl 2
2024	102	$2.04	to	$2.04	$208	2.48%	0.00%	to	0.00%	9.86%		to	9.86%
2023	115	$1.85	to	$1.85	$213	1.81%	0.00%	to	0.00%	13.56%		to	13.56%
2022	121	$1.63	to	$1.63	$197	1.33%	0.00%	to	0.00%	(24.33%)		to	(24.33%)
2021	116	$2.16	to	$2.16	$251	1.13%	0.00%	to	0.00%	41.20%		to	41.20%
2020	95	$1.53	to	$1.53	$146	4.29%	0.00%	to	0.00%	(5.19%)		to	(5.19%)
CTIVP MFS Val, Cl 1
2024	313	$1.71	to	$1.71	$534	—	0.00%	to	0.00%	11.71%		to	11.71%
2023	136	$1.53	to	$1.53	$208	—	0.00%	to	0.00%	8.04%		to	8.04%
2022	90	$1.41	to	$1.41	$127	—	0.00%	to	0.00%	(6.10%)		to	(6.10%)
2021	43	$1.51	to	$1.51	$64	—	0.00%	to	0.00%	25.43%		to	25.43%
2020	24	$1.20	to	$1.20	$29	—	0.00%	to	0.00%	3.57%		to	3.57%
CTIVP MFS Val, Cl 2
2024	87	$3.30	to	$3.30	$286	—	0.00%	to	0.00%	11.44%		to	11.44%
2023	85	$2.96	to	$2.96	$252	—	0.00%	to	0.00%	7.77%		to	7.77%
2022	69	$2.75	to	$2.75	$191	—	0.00%	to	0.00%	(6.36%)		to	(6.36%)
2021	67	$2.94	to	$2.94	$196	—	0.00%	to	0.00%	25.11%		to	25.11%
2020	65	$2.35	to	$2.35	$153	—	0.00%	to	0.00%	3.34%		to	3.34%

166	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP Prin Blue Chip Gro, Cl 1
2024	74	$2.24	to	$2.24	$165	—	0.00%	to	0.00%	21.42%		to	21.42%
2023	64	$1.84	to	$1.84	$119	—	0.00%	to	0.00%	39.54%		to	39.54%
2022	55	$1.32	to	$1.32	$73	—	0.00%	to	0.00%	(28.00%)		to	(28.00%)
2021	38	$1.84	to	$1.84	$70	—	0.00%	to	0.00%	18.57%		to	18.57%
2020	1	$1.55	to	$1.55	$2	—	0.00%	to	0.00%	31.93%		to	31.93%
CTIVP Prin Blue Chip Gro, Cl 2
2024	22	$5.30	to	$5.30	$117	—	0.00%	to	0.00%	21.12%		to	21.12%
2023	18	$4.37	to	$4.37	$78	—	0.00%	to	0.00%	39.21%		to	39.21%
2022	17	$3.14	to	$3.14	$54	—	0.00%	to	0.00%	(28.19%)		to	(28.19%)
2021	18	$4.37	to	$4.37	$79	—	0.00%	to	0.00%	18.28%		to	18.28%
2020	17	$3.70	to	$3.70	$65	—	0.00%	to	0.00%	31.61%		to	31.61%
CTIVP T Rowe Price LgCap Val, Cl 1
2024	134	$1.71	to	$1.71	$229	—	0.00%	to	0.00%	11.94%		to	11.94%
2023	122	$1.53	to	$1.53	$187	—	0.00%	to	0.00%	9.59%		to	9.59%
2022	82	$1.40	to	$1.40	$115	—	0.00%	to	0.00%	(4.96%)		to	(4.96%)
2021	70	$1.47	to	$1.47	$103	—	0.00%	to	0.00%	25.29%		to	25.29%
2020	12	$1.17	to	$1.17	$14	—	0.00%	to	0.00%	2.67%		to	2.67%
CTIVP T Rowe Price LgCap Val, Cl 2
2024	53	$2.81	to	$2.81	$150	—	0.00%	to	0.00%	11.68%		to	11.68%
2023	52	$2.52	to	$2.52	$131	—	0.00%	to	0.00%	9.28%		to	9.28%
2022	50	$2.31	to	$2.31	$114	—	0.00%	to	0.00%	(5.17%)		to	(5.17%)
2021	40	$2.43	to	$2.43	$98	—	0.00%	to	0.00%	24.98%		to	24.98%
2020	29	$1.95	to	$1.95	$57	—	0.00%	to	0.00%	2.43%		to	2.43%
CTIVP TCW Core Plus Bond, Cl 1
2024	79	$1.06	to	$1.06	$83	3.96%	0.00%	to	0.00%	0.75%		to	0.75%
2023	83	$1.05	to	$1.05	$87	2.36%	0.00%	to	0.00%	5.92%		to	5.92%
2022	59	$0.99	to	$0.99	$58	1.16%	0.00%	to	0.00%	(14.19%)		to	(14.19%)
2021	46	$1.16	to	$1.16	$53	1.38%	0.00%	to	0.00%	(1.14%)		to	(1.14%)
2020	41	$1.17	to	$1.17	$48	3.12%	0.00%	to	0.00%	8.88%		to	8.88%
CTIVP TCW Core Plus Bond, Cl 2
2024	37	$1.14	to	$1.14	$42	3.90%	0.00%	to	0.00%	0.51%		to	0.51%
2023	36	$1.13	to	$1.13	$41	1.96%	0.00%	to	0.00%	5.54%		to	5.54%
2022	20	$1.07	to	$1.07	$21	0.87%	0.00%	to	0.00%	(14.31%)		to	(14.31%)
2021	21	$1.25	to	$1.25	$26	1.16%	0.00%	to	0.00%	(1.41%)		to	(1.41%)
2020	18	$1.27	to	$1.27	$23	2.53%	0.00%	to	0.00%	8.67%		to	8.67%
CTIVP Vty Sycamore Estb Val, Cl 1
2024	401	$1.89	to	$1.89	$758	—	0.00%	to	0.00%	9.92%		to	9.92%
2023	322	$1.72	to	$1.72	$554	—	0.00%	to	0.00%	9.92%		to	9.92%
2022	233	$1.57	to	$1.57	$365	—	0.00%	to	0.00%	(2.75%)		to	(2.75%)
2021	91	$1.61	to	$1.61	$146	—	0.00%	to	0.00%	31.90%		to	31.90%
2020	19	$1.22	to	$1.22	$23	—	0.00%	to	0.00%	8.05%		to	8.05%
CTIVP Vty Sycamore Estb Val, Cl 2
2024	135	$4.06	to	$4.06	$549	—	0.00%	to	0.00%	9.63%		to	9.63%
2023	144	$3.70	to	$3.70	$535	—	0.00%	to	0.00%	9.67%		to	9.67%
2022	133	$3.37	to	$3.37	$447	—	0.00%	to	0.00%	(3.00%)		to	(3.00%)
2021	128	$3.48	to	$3.48	$446	—	0.00%	to	0.00%	31.55%		to	31.55%
2020	130	$2.64	to	$2.64	$343	—	0.00%	to	0.00%	7.80%		to	7.80%
CTIVP Vty Sycamore Estb Val, Cl 3
2024	222	$1.32	to	$4.47	$1,113	—	0.20%	to	0.90%	9.55%		to	8.78%
2023	271	$1.21	to	$4.11	$1,248	—	0.20%	to	0.90%	9.59%		to	8.83%
2022	256	$1.10	to	$3.78	$1,135	—	0.20%	to	0.90%	10.35	%(7)	to	(3.75%)
2021	273	$2.76	to	$3.92	$1,267	—	0.30%	to	0.90%	31.35%		to	30.57%
2020	267	$2.10	to	$3.00	$919	—	0.30%	to	0.90%	7.58%		to	6.94%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	167

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP Westfield Mid Cap Gro, Cl 1
2024	61	$1.97	to	$1.97	$121	—	0.00%	to	0.00%	17.49%		to	17.49%
2023	49	$1.68	to	$1.68	$82	—	0.00%	to	0.00%	25.48%		to	25.48%
2022	38	$1.34	to	$1.34	$50	—	0.00%	to	0.00%	(25.60%)		to	(25.60%)
2021	8	$1.80	to	$1.80	$14	—	0.00%	to	0.00%	16.72%		to	16.72%
2020	1	$1.54	to	$1.54	$2	—	0.00%	to	0.00%	27.50%		to	27.50%
CTIVP Westfield Mid Cap Gro, Cl 2
2024	24	$3.78	to	$3.78	$90	—	0.00%	to	0.00%	17.19%		to	17.19%
2023	22	$3.23	to	$3.23	$70	—	0.00%	to	0.00%	25.17%		to	25.17%
2022	21	$2.58	to	$2.58	$55	—	0.00%	to	0.00%	(25.79%)		to	(25.79%)
2021	23	$3.47	to	$3.47	$81	—	0.00%	to	0.00%	16.41%		to	16.41%
2020	20	$2.98	to	$2.98	$61	—	0.00%	to	0.00%	27.18%		to	27.18%
CTIVP Westfield Sel Lg Cp Gr, Cl 1
2024	117	$1.85	to	$1.85	$215	—	0.00%	to	0.00%	27.50%		to	27.50%
2023	104	$1.45	to	$1.45	$151	—	0.00%	to	0.00%	31.00%		to	31.00%
2022	85	$1.11	to	$1.11	$94	—	0.00%	to	0.00%	(41.07%)		to	(41.07%)
2021	16	$1.88	to	$1.88	$31	—	0.00%	to	0.00%	(4.11%)		to	(4.11%)
2020	4	$1.96	to	$1.96	$9	—	0.00%	to	0.00%	75.91%		to	75.91%
CTIVP Westfield Sel Lg Cp Gr, Cl 2
2024	16	$4.27	to	$4.27	$67	—	0.00%	to	0.00%	27.15%		to	27.15%
2023	21	$3.35	to	$3.35	$71	—	0.00%	to	0.00%	30.62%		to	30.62%
2022	20	$2.57	to	$2.57	$51	—	0.00%	to	0.00%	(41.21%)		to	(41.21%)
2021	21	$4.37	to	$4.37	$90	—	0.00%	to	0.00%	(4.35%)		to	(4.35%)
2020	13	$4.57	to	$4.57	$59	—	0.00%	to	0.00%	75.49%		to	75.49%
CVT EAFE Intl Index, Cl F
2024	15	$1.19	to	$1.19	$18	2.91%	0.00%	to	0.00%	2.95%		to	2.95%
2023	1	$1.15	to	$1.15	$2	3.12%	0.00%	to	0.00%	17.53%		to	17.53%
2022	—	$0.98	to	$0.98	$0	5.68%	0.00%	to	0.00%	(1.64	%)(6)	to	(1.64	%)(6)
CVT EAFE Intl Index, Cl I
2024	142	$1.19	to	$1.19	$169	3.17%	0.00%	to	0.00%	3.14%		to	3.14%
2023	88	$1.16	to	$1.16	$102	3.20%	0.00%	to	0.00%	17.77%		to	17.77%
2022	38	$0.98	to	$0.98	$38	5.16%	0.00%	to	0.00%	(1.51	%)(6)	to	(1.51	%)(6)
CVT Nasdaq 100 Index, Cl F
2024	40	$1.64	to	$1.64	$66	0.39%	0.00%	to	0.00%	24.89%		to	24.89%
2023	15	$1.31	to	$1.31	$19	0.57%	0.00%	to	0.00%	54.02%		to	54.02%
2022	—	$0.85	to	$0.85	$0	0.31%	0.00%	to	0.00%	(16.12	%)(6)	to	(16.12	%)(6)
CVT Nasdaq 100 Index, Cl I
2024	218	$1.65	to	$1.65	$361	0.42%	0.00%	to	0.00%	25.21%		to	25.21%
2023	83	$1.32	to	$1.32	$109	0.46%	0.00%	to	0.00%	54.40%		to	54.40%
2022	6	$0.85	to	$0.85	$5	0.42%	0.00%	to	0.00%	(15.98	%)(6)	to	(15.98	%)(6)
CVT Russ 2000 Sm Cap Ind, Cl F
2024	14	$1.23	to	$1.23	$17	1.48%	0.00%	to	0.00%	11.00%		to	11.00%
2023	—	$1.11	to	$1.11	$0	0.90%	0.00%	to	0.00%	16.36%		to	16.36%
2022	—	$0.95	to	$0.95	$0	1.32%	0.00%	to	0.00%	(5.66	%)(6)	to	(5.66	%)(6)
CVT Russ 2000 Sm Cap Ind, Cl I
2024	70	$1.24	to	$1.24	$87	1.57%	0.00%	to	0.00%	11.23%		to	11.23%
2023	20	$1.11	to	$1.11	$22	1.44%	0.00%	to	0.00%	16.60%		to	16.60%
2022	—	$0.95	to	$0.95	$0	1.31%	0.00%	to	0.00%	(5.55	%)(6)	to	(5.55	%)(6)
DWS Alt Asset Alloc VIP, Cl A
2024	102	$1.33	to	$1.33	$135	2.36%	0.00%	to	0.00%	5.64%		to	5.64%
2023	22	$1.25	to	$1.25	$27	5.79%	0.00%	to	0.00%	6.19%		to	6.19%
2022	10	$1.18	to	$1.18	$12	3.95%	0.00%	to	0.00%	(7.42%)		to	(7.42%)
2021	1	$1.28	to	$1.28	$2	1.99%	0.00%	to	0.00%	12.74%		to	12.74%
2020	0	$1.13	to	$1.13	$1	0.99%	0.00%	to	0.00%	5.71%		to	5.71%

168	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
DWS Alt Asset Alloc VIP, Cl B
2024	228	$1.38	to	$1.18	$308	3.18%	0.00%	to	0.90%	5.30%		to	4.35%
2023	202	$1.31	to	$1.13	$261	6.38%	0.00%	to	0.90%	5.67%		to	4.73%
2022	207	$1.24	to	$1.08	$252	6.92%	0.00%	to	0.90%	(7.74%)		to	(8.57%)
2021	202	$1.35	to	$1.18	$265	1.64%	0.00%	to	0.90%	12.35%		to	11.34%
2020	199	$1.20	to	$1.06	$233	2.37%	0.00%	to	0.90%	5.32%		to	4.38%
EV VT Floating-Rate Inc, Init Cl
2024	889	$1.21	to	$1.63	$1,456	7.78%	0.20%	to	0.90%	7.42%		to	6.67%
2023	883	$1.13	to	$1.53	$1,426	8.20%	0.20%	to	0.90%	10.99%		to	10.22%
2022	889	$1.02	to	$1.39	$1,301	4.64%	0.20%	to	0.90%	1.54	%(7)	to	(3.61%)
2021	827	$1.25	to	$1.44	$1,253	2.90%	0.30%	to	0.90%	3.32%		to	2.70%
2020	895	$1.21	to	$1.40	$1,276	3.31%	0.30%	to	0.90%	1.69%		to	1.09%
EV VT Floating-Rate Inc, Inst Cl
2024(10)	4	$1.08	to	$1.08	$6	8.21%	0.00%	to	0.00%	7.99	%(8)	to	7.99	%(8)
Fid VIP Contrafund, Init Cl
2024	785	$2.56	to	$2.56	$2,012	0.23%	0.00%	to	0.00%	33.79%		to	33.79%
2023	367	$1.92	to	$1.92	$703	0.53%	0.00%	to	0.00%	33.45%		to	33.45%
2022	285	$1.44	to	$1.44	$409	0.74%	0.00%	to	0.00%	(26.31%)		to	(26.31%)
2021	151	$1.95	to	$1.95	$295	0.04%	0.00%	to	0.00%	27.83%		to	27.83%
2020	62	$1.52	to	$1.52	$95	0.31%	0.00%	to	0.00%	30.57%		to	30.57%
Fid VIP Contrafund, Serv Cl 2
2024	1,385	$5.06	to	$4.86	$7,880	0.03%	0.00%	to	0.90%	33.45%		to	32.25%
2023	1,340	$3.79	to	$3.68	$5,897	0.26%	0.00%	to	0.90%	33.12%		to	31.93%
2022	1,450	$2.85	to	$2.79	$4,762	0.26%	0.00%	to	0.90%	(26.49%)		to	(27.14%)
2021	1,514	$3.87	to	$3.83	$6,736	0.03%	0.00%	to	0.90%	27.51%		to	26.37%
2020	1,642	$3.04	to	$3.03	$5,736	0.08%	0.00%	to	0.90%	30.23%		to	29.07%
Fid VIP Emer Mkts, Init Cl
2024	3	$1.13	to	$1.13	$3	2.69%	0.00%	to	0.00%	16.19	%(8)	to	16.19	%(8)
Fid VIP Energy, Init Cl
2024	1	$1.06	to	$1.06	$1	4.44%	0.00%	to	0.00%	8.33	%(8)	to	8.33	%(8)
Fid VIP Gro & Inc, Serv Cl
2024	855	$7.68	to	$4.71	$5,240	1.37%	0.45%	to	0.90%	21.58%		to	21.04%
2023	906	$6.32	to	$3.89	$4,579	1.56%	0.45%	to	0.90%	18.05%		to	17.52%
2022	1,035	$5.35	to	$3.31	$4,385	1.57%	0.45%	to	0.90%	(5.45%)		to	(5.87%)
2021	1,114	$5.66	to	$3.52	$4,961	2.34%	0.45%	to	0.90%	25.20%		to	24.64%
2020	1,147	$4.52	to	$2.82	$4,071	2.06%	0.45%	to	0.90%	7.25%		to	6.77%
Fid VIP Gro & Inc, Serv Cl 2
2024	853	$1.57	to	$5.41	$2,453	1.23%	0.20%	to	0.90%	21.71%		to	20.85%
2023	866	$1.29	to	$4.48	$2,266	1.51%	0.20%	to	0.90%	18.13%		to	17.32%
2022	875	$1.09	to	$3.82	$1,993	1.52%	0.20%	to	0.90%	10.16	%(7)	to	(6.02%)
2021	876	$2.43	to	$4.06	$2,112	2.23%	0.30%	to	0.90%	25.26%		to	24.51%
2020	924	$1.94	to	$3.26	$1,780	1.93%	0.30%	to	0.90%	7.27%		to	6.63%
Fid VIP Gro Opp, Init Cl
2024	71	$1.38	to	$1.38	$99	—	0.00%	to	0.00%	38.63	%(8)	to	38.63	%(8)
Fid VIP Invest Gr, Init Cl
2024	36	$1.02	to	$1.02	$37	7.08%	0.00%	to	0.00%	2.61	%(8)	to	2.61	%(8)
Fid VIP Mid Cap, Init Cl
2024	476	$1.83	to	$1.83	$870	0.70%	0.00%	to	0.00%	17.49%		to	17.49%
2023	279	$1.55	to	$1.55	$434	0.64%	0.00%	to	0.00%	15.08%		to	15.08%
2022	242	$1.35	to	$1.35	$327	0.71%	0.00%	to	0.00%	(14.74%)		to	(14.74%)
2021	119	$1.58	to	$1.58	$189	0.79%	0.00%	to	0.00%	25.60%		to	25.60%
2020	57	$1.26	to	$1.26	$73	1.55%	0.00%	to	0.00%	18.19%		to	18.19%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	169

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Mid Cap, Serv Cl
2024	916	$6.27	to	$7.44	$6,223	0.47%	0.45%	to	0.90%	16.82%		to	16.30%
2023	974	$5.37	to	$6.40	$5,693	0.51%	0.45%	to	0.90%	14.49%		to	13.98%
2022	1,062	$4.69	to	$5.61	$5,429	0.40%	0.45%	to	0.90%	(15.24%)		to	(15.62%)
2021	1,134	$5.53	to	$6.65	$6,880	0.51%	0.45%	to	0.90%	24.94%		to	24.38%
2020	1,205	$4.43	to	$5.35	$5,875	0.56%	0.45%	to	0.90%	17.51%		to	16.98%
Fid VIP Mid Cap, Serv Cl 2
2024	2,223	$3.43	to	$7.02	$5,802	0.34%	0.00%	to	0.90%	17.18%		to	16.12%
2023	2,434	$2.92	to	$6.05	$5,572	0.38%	0.00%	to	0.90%	14.80%		to	13.78%
2022	2,546	$2.55	to	$5.31	$5,126	0.27%	0.00%	to	0.90%	(14.97%)		to	(15.73%)
2021	2,636	$3.00	to	$6.30	$6,271	0.37%	0.00%	to	0.90%	25.31%		to	24.18%
2020	2,664	$2.39	to	$5.08	$5,083	0.40%	0.00%	to	0.90%	17.87%		to	16.81%
Fid VIP Overseas, Serv Cl
2024	596	$3.31	to	$2.28	$1,589	1.60%	0.45%	to	0.90%	4.48%		to	4.01%
2023	570	$3.17	to	$2.19	$1,471	0.94%	0.45%	to	0.90%	19.87%		to	19.33%
2022	605	$2.65	to	$1.84	$1,301	0.95%	0.45%	to	0.90%	(24.92%)		to	(25.26%)
2021	644	$3.52	to	$2.46	$1,833	0.44%	0.45%	to	0.90%	19.04%		to	18.50%
2020	663	$2.96	to	$2.07	$1,591	0.37%	0.45%	to	0.90%	14.98%		to	14.46%
Fid VIP Overseas, Serv Cl 2
2024	693	$1.43	to	$3.17	$1,237	1.37%	0.20%	to	0.90%	4.60%		to	3.86%
2023	708	$1.37	to	$3.05	$1,224	0.83%	0.20%	to	0.90%	19.98%		to	19.15%
2022	682	$1.14	to	$2.56	$984	0.86%	0.20%	to	0.90%	15.16	%(7)	to	(25.36%)
2021	682	$1.94	to	$3.43	$1,312	0.34%	0.30%	to	0.90%	19.03%		to	18.32%
2020	600	$1.63	to	$2.90	$977	0.20%	0.30%	to	0.90%	14.99%		to	14.30%
Fid VIP Strategic Inc, Init Cl
2024	492	$1.22	to	$1.22	$602	4.52%	0.00%	to	0.00%	6.08%		to	6.08%
2023	312	$1.15	to	$1.15	$359	5.34%	0.00%	to	0.00%	9.41%		to	9.41%
2022	178	$1.05	to	$1.05	$188	4.92%	0.00%	to	0.00%	(11.26%)		to	(11.26%)
2021	97	$1.19	to	$1.19	$115	5.17%	0.00%	to	0.00%	3.74%		to	3.74%
2020	12	$1.14	to	$1.14	$14	38.78%	0.00%	to	0.00%	7.51%		to	7.51%
Fid VIP Strategic Inc, Serv Cl 2
2024	16	$1.45	to	$1.45	$23	3.33%	0.00%	to	0.00%	5.78%		to	5.78%
2023	17	$1.37	to	$1.37	$23	4.57%	0.00%	to	0.00%	9.18%		to	9.18%
2022	15	$1.26	to	$1.26	$19	1.96%	0.00%	to	0.00%	(11.52%)		to	(11.52%)
2021	27	$1.42	to	$1.42	$38	2.59%	0.00%	to	0.00%	3.53%		to	3.53%
2020	23	$1.37	to	$1.37	$32	2.98%	0.00%	to	0.00%	7.16%		to	7.16%
Frank Global Real Est, Cl 2
2024	836	$1.21	to	$2.74	$1,802	1.85%	0.20%	to	0.90%	(0.52%)		to	(1.22%)
2023	890	$1.21	to	$2.77	$2,039	2.92%	0.20%	to	0.90%	11.21%		to	10.44%
2022	920	$1.09	to	$2.51	$1,957	2.39%	0.20%	to	0.90%	10.23	%(7)	to	(26.72%)
2021	940	$1.72	to	$3.43	$2,744	0.89%	0.30%	to	0.90%	26.41%		to	25.66%
2020	898	$1.36	to	$2.73	$2,127	3.20%	0.30%	to	0.90%	(5.67%)		to	(6.24%)
Frank Inc, Cl 1
2024	43	$1.41	to	$1.41	$61	5.08%	0.00%	to	0.00%	7.46%		to	7.46%
2023	36	$1.31	to	$1.31	$47	5.34%	0.00%	to	0.00%	8.87%		to	8.87%
2022	8	$1.21	to	$1.21	$9	3.30%	0.00%	to	0.00%	(5.24%)		to	(5.24%)
2021	2	$1.27	to	$1.27	$3	0.60%	0.00%	to	0.00%	17.01%		to	17.01%
2020	—	$1.09	to	$1.09	$0	5.91%	0.00%	to	0.00%	0.97%		to	0.97%
Frank Inc, Cl 2
2024	313	$1.84	to	$1.46	$478	5.29%	0.00%	to	0.90%	7.20%		to	6.24%
2023	310	$1.71	to	$1.38	$446	5.15%	0.00%	to	0.90%	8.62%		to	7.65%
2022	284	$1.58	to	$1.28	$375	4.85%	0.00%	to	0.90%	(5.47%)		to	(6.32%)
2021	254	$1.67	to	$1.37	$361	4.67%	0.00%	to	0.90%	16.75%		to	15.71%
2020	252	$1.43	to	$1.18	$309	6.22%	0.00%	to	0.90%	0.69%		to	(0.21%)

170	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Frank Mutual Shares, Cl 1
2024	21	$1.49	to	$1.49	$31	2.34%	0.00%	to	0.00%	11.50%		to	11.50%
2023	19	$1.34	to	$1.34	$25	2.04%	0.00%	to	0.00%	13.73%		to	13.73%
2022	15	$1.17	to	$1.17	$18	2.59%	0.00%	to	0.00%	(7.15%)		to	(7.15%)
2021	12	$1.26	to	$1.26	$15	3.03%	0.00%	to	0.00%	19.52%		to	19.52%
2020	22	$1.06	to	$1.06	$23	2.61%	0.00%	to	0.00%	(4.85%)		to	(4.85%)
Frank Mutual Shares, Cl 2
2024	577	$2.41	to	$3.40	$1,752	1.98%	0.00%	to	0.90%	11.27%		to	10.27%
2023	593	$2.17	to	$3.08	$1,693	1.84%	0.00%	to	0.90%	13.46%		to	12.45%
2022	679	$1.91	to	$2.74	$1,662	1.86%	0.00%	to	0.90%	(7.43%)		to	(8.26%)
2021	690	$2.06	to	$2.99	$1,850	2.89%	0.00%	to	0.90%	19.17%		to	18.10%
2020	705	$1.73	to	$2.53	$1,607	2.82%	0.00%	to	0.90%	(5.04%)		to	(5.89%)
Frank Sm Cap Val, Cl 1
2024	149	$1.66	to	$1.66	$247	1.10%	0.00%	to	0.00%	12.01%		to	12.01%
2023	143	$1.48	to	$1.48	$212	0.72%	0.00%	to	0.00%	13.02%		to	13.02%
2022	82	$1.31	to	$1.31	$108	1.20%	0.00%	to	0.00%	(9.82%)		to	(9.82%)
2021	33	$1.45	to	$1.45	$47	1.10%	0.00%	to	0.00%	25.67%		to	25.67%
2020	17	$1.16	to	$1.16	$19	1.12%	0.00%	to	0.00%	5.41%		to	5.41%
Frank Sm Cap Val, Cl 2
2024	708	$3.19	to	$6.93	$2,972	0.93%	0.00%	to	0.90%	11.71%		to	10.70%
2023	679	$2.86	to	$6.26	$2,856	0.52%	0.00%	to	0.90%	12.75%		to	11.74%
2022	661	$2.54	to	$5.60	$2,614	0.98%	0.00%	to	0.90%	(10.06%)		to	(10.87%)
2021	692	$2.82	to	$6.29	$3,092	1.00%	0.00%	to	0.90%	25.37%		to	24.24%
2020	683	$2.25	to	$5.06	$2,456	1.47%	0.00%	to	0.90%	5.19%		to	4.25%
GS VIT Mid Cap Val, Inst
2024	1,354	$1.34	to	$7.66	$6,331	1.00%	0.20%	to	0.90%	12.17%		to	11.39%
2023	1,275	$1.20	to	$6.87	$6,093	1.01%	0.20%	to	0.90%	11.20%		to	10.42%
2022	1,381	$1.08	to	$6.23	$5,910	0.68%	0.20%	to	0.90%	8.14	%(7)	to	(10.79%)
2021	1,440	$2.27	to	$6.98	$6,993	0.48%	0.30%	to	0.90%	30.56%		to	29.78%
2020	1,564	$1.74	to	$5.38	$5,804	0.62%	0.30%	to	0.90%	8.08%		to	7.43%
GS VIT Multi-Strategy Alt, Advisor
2024	35	$1.13	to	$1.03	$38	2.61%	0.00%	to	0.90%	3.11%		to	2.18%
2023	34	$1.10	to	$1.01	$36	5.67%	0.00%	to	0.90%	7.53%		to	6.57%
2022	43	$1.02	to	$0.95	$42	3.23%	0.00%	to	0.90%	(6.85%)		to	(7.68%)
2021	41	$1.10	to	$1.02	$44	1.57%	0.00%	to	0.90%	4.66%		to	3.72%
2020	40	$1.05	to	$0.99	$40	1.77%	0.00%	to	0.90%	6.58%		to	5.62%
GS VIT Sm Cap Eq Insights, Inst
2024	73	$6.82	to	$5.11	$446	0.72%	0.45%	to	0.90%	18.51%		to	17.98%
2023	110	$5.75	to	$4.33	$552	1.04%	0.45%	to	0.90%	18.74%		to	18.21%
2022	111	$4.85	to	$3.67	$467	0.32%	0.45%	to	0.90%	(19.74%)		to	(20.10%)
2021	114	$6.04	to	$4.59	$602	0.46%	0.45%	to	0.90%	23.23%		to	22.68%
2020	121	$4.90	to	$3.74	$515	0.22%	0.45%	to	0.90%	8.09%		to	7.61%
GS VIT U.S. Eq Insights, Inst
2024	537	$1.66	to	$4.76	$3,151	0.62%	0.20%	to	0.90%	28.07%		to	27.17%
2023	630	$1.29	to	$3.75	$2,924	0.70%	0.20%	to	0.90%	23.57%		to	22.70%
2022	594	$1.05	to	$3.05	$2,456	0.82%	0.20%	to	0.90%	5.39	%(7)	to	(20.46%)
2021	632	$3.08	to	$3.84	$3,232	0.81%	0.30%	to	0.90%	29.02%		to	28.25%
2020	685	$2.38	to	$2.99	$2,717	0.86%	0.30%	to	0.90%	17.19%		to	16.49%
Invesco VI Am Fran, Ser I
2024	151	$5.26	to	$4.97	$773	—	0.45%	to	0.90%	34.28%		to	33.67%
2023	164	$3.92	to	$3.72	$629	—	0.45%	to	0.90%	40.30%		to	39.67%
2022	183	$2.79	to	$2.66	$502	—	0.45%	to	0.90%	(31.42%)		to	(31.73%)
2021	194	$4.07	to	$3.90	$777	—	0.45%	to	0.90%	11.42%		to	10.92%
2020	205	$3.66	to	$3.52	$737	0.07%	0.45%	to	0.90%	41.71%		to	41.08%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	171

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Am Fran, Ser II
2024	286	$1.89	to	$4.82	$1,175	—	0.20%	to	0.90%	34.29%		to	33.35%
2023	319	$1.41	to	$3.61	$995	—	0.20%	to	0.90%	40.32%		to	39.34%
2022	309	$1.01	to	$2.59	$729	—	0.20%	to	0.90%	1.87	%(7)	to	(31.91%)
2021	306	$3.48	to	$3.81	$1,053	—	0.30%	to	0.90%	11.31%		to	10.65%
2020	291	$3.13	to	$3.44	$926	—	0.30%	to	0.90%	41.57%		to	40.73%
Invesco VI Bal Risk Alloc, Ser I
2024	29	$1.24	to	$1.24	$36	6.37%	0.00%	to	0.00%	3.88%		to	3.88%
2023	25	$1.19	to	$1.19	$29	—	0.00%	to	0.00%	6.63%		to	6.63%
2022	18	$1.12	to	$1.12	$20	8.24%	0.00%	to	0.00%	(14.35%)		to	(14.35%)
2021	14	$1.30	to	$1.30	$19	3.60%	0.00%	to	0.00%	9.55%		to	9.55%
2020	10	$1.19	to	$1.19	$12	10.34%	0.00%	to	0.00%	10.22%		to	10.22%
Invesco VI Bal Risk Alloc, Ser II
2024	201	$1.51	to	$1.30	$280	6.08%	0.00%	to	0.90%	3.56%		to	2.63%
2023	189	$1.45	to	$1.27	$253	—	0.00%	to	0.90%	6.40%		to	5.45%
2022	202	$1.37	to	$1.20	$253	7.29%	0.00%	to	0.90%	(14.52%)		to	(15.28%)
2021	219	$1.60	to	$1.42	$322	3.01%	0.00%	to	0.90%	9.26%		to	8.28%
2020	207	$1.46	to	$1.31	$280	8.21%	0.00%	to	0.90%	9.99%		to	9.00%
Invesco VI Comstock, Ser II
2024	136	$1.42	to	$3.11	$533	1.70%	0.20%	to	0.90%	14.64%		to	13.83%
2023	113	$1.24	to	$2.73	$391	1.59%	0.20%	to	0.90%	11.87%		to	11.09%
2022	124	$1.11	to	$2.46	$400	1.28%	0.20%	to	0.90%	11.38	%(7)	to	(0.06%)
2021	135	$2.14	to	$2.46	$441	1.75%	0.30%	to	0.90%	32.65%		to	31.85%
2020	129	$1.62	to	$1.87	$297	2.08%	0.30%	to	0.90%	(1.38%)		to	(1.97%)
Invesco VI Core Eq, Ser I
2024	1,889	$5.54	to	$6.47	$11,978	0.69%	0.45%	to	0.90%	25.04%		to	24.48%
2023	2,031	$4.43	to	$5.19	$10,346	0.74%	0.45%	to	0.90%	22.81%		to	22.26%
2022	2,133	$3.60	to	$4.25	$8,886	0.91%	0.45%	to	0.90%	(20.90%)		to	(21.26%)
2021	2,248	$4.56	to	$5.40	$11,888	0.66%	0.45%	to	0.90%	27.17%		to	26.59%
2020	2,427	$3.58	to	$4.26	$10,146	1.35%	0.45%	to	0.90%	13.34%		to	12.83%
Invesco VI Dis Mid Cap Gro, Ser I
2024	572	$1.40	to	$1.68	$976	—	0.20%	to	0.90%	23.98%		to	23.11%
2023	637	$1.13	to	$1.36	$881	—	0.20%	to	0.90%	12.93%		to	12.14%
2022	568	$1.00	to	$1.22	$698	—	0.20%	to	0.90%	1.14	%(7)	to	(31.60%)
2021	647	$1.80	to	$1.78	$1,157	—	0.30%	to	0.90%	18.74%		to	18.03%
2020	636	$1.51	to	$1.51	$961	0.05%	0.30%	to	0.90%	51.28	%(5)	to	50.66	%(5)
Invesco VI Div Divd, Ser I
2024	376	$1.35	to	$3.05	$1,107	1.76%	0.20%	to	0.90%	12.99%		to	12.20%
2023	449	$1.19	to	$2.71	$1,167	2.07%	0.20%	to	0.90%	8.82%		to	8.07%
2022	444	$1.09	to	$2.51	$1,101	1.94%	0.20%	to	0.90%	10.06	%(7)	to	(2.56%)
2021	473	$2.05	to	$2.58	$1,171	2.15%	0.30%	to	0.90%	18.54%		to	17.83%
2020	490	$1.73	to	$2.19	$1,031	3.12%	0.30%	to	0.90%	(0.16%)		to	(0.76%)
Invesco VI EQV Intl Eq, Ser II
2024	464	$1.31	to	$1.53	$1,066	1.52%	0.20%	to	0.90%	0.14%		to	(0.56%)
2023	477	$1.31	to	$1.54	$1,110	—	0.20%	to	0.90%	17.63%		to	16.81%
2022	501	$1.11	to	$1.32	$989	1.44%	0.20%	to	0.90%	12.44	%(7)	to	(19.23%)
2021	521	$1.68	to	$1.63	$1,253	1.05%	0.30%	to	0.90%	5.29%		to	4.66%
2020	550	$1.59	to	$1.56	$1,240	2.17%	0.30%	to	0.90%	13.40%		to	12.72%
Invesco VI Global, Ser I
2024	316	$1.82	to	$1.82	$574	—	0.00%	to	0.00%	16.07%		to	16.07%
2023	319	$1.56	to	$1.56	$499	0.28%	0.00%	to	0.00%	34.74%		to	34.74%
2022	160	$1.16	to	$1.16	$185	—	0.00%	to	0.00%	(31.76%)		to	(31.76%)
2021	47	$1.70	to	$1.70	$80	—	0.00%	to	0.00%	15.49%		to	15.49%
2020	17	$1.47	to	$1.47	$25	1.74%	0.00%	to	0.00%	27.64%		to	27.64%

172	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Global, Ser II
2024	409	$3.39	to	$3.31	$1,723	—	0.00%	to	0.90%	15.78%		to	14.74%
2023	513	$2.92	to	$2.89	$1,823	—	0.00%	to	0.90%	34.45%		to	33.25%
2022	520	$2.17	to	$2.17	$1,384	—	0.00%	to	0.90%	(31.94%)		to	(32.55%)
2021	550	$3.20	to	$3.21	$2,195	—	0.00%	to	0.90%	15.17%		to	14.14%
2020	734	$2.77	to	$2.81	$2,338	0.47%	0.00%	to	0.90%	27.34%		to	26.20%
Invesco VI Gbl Strat Inc, Ser I
2024	42	$1.05	to	$1.05	$45	3.56%	0.00%	to	0.00%	3.16%		to	3.16%
2023	30	$1.02	to	$1.02	$31	—	0.00%	to	0.00%	8.88%		to	8.88%
2022	18	$0.94	to	$0.94	$17	—	0.00%	to	0.00%	(11.46%)		to	(11.46%)
2021	5	$1.06	to	$1.06	$5	6.56%	0.00%	to	0.00%	(3.41%)		to	(3.41%)
2020	1	$1.10	to	$1.10	$2	14.11%	0.00%	to	0.00%	3.40%		to	3.40%
Invesco VI Gbl Strat Inc, Ser II
2024	949	$1.18	to	$1.49	$1,441	2.64%	0.00%	to	0.90%	2.79%		to	1.86%
2023	1,128	$1.14	to	$1.46	$1,625	—	0.00%	to	0.90%	8.60%		to	7.63%
2022	1,140	$1.05	to	$1.36	$1,533	—	0.00%	to	0.90%	(11.71%)		to	(12.51%)
2021	1,155	$1.19	to	$1.55	$1,772	4.30%	0.00%	to	0.90%	(3.56%)		to	(4.43%)
2020	1,150	$1.24	to	$1.63	$1,835	5.38%	0.00%	to	0.90%	2.99%		to	2.07%
Invesco VI Mn St Sm Cap, Ser I
2024	257	$1.77	to	$1.77	$455	—	0.00%	to	0.00%	12.68%		to	12.68%
2023	161	$1.57	to	$1.57	$253	1.24%	0.00%	to	0.00%	18.13%		to	18.13%
2022	133	$1.33	to	$1.33	$177	0.60%	0.00%	to	0.00%	(15.83%)		to	(15.83%)
2021	82	$1.58	to	$1.58	$130	0.47%	0.00%	to	0.00%	22.55%		to	22.55%
2020	42	$1.29	to	$1.29	$54	1.38%	0.00%	to	0.00%	19.93%		to	19.93%
Invesco VI Mn St Sm Cap, Ser II
2024	508	$3.75	to	$3.65	$1,999	—	0.00%	to	0.90%	12.41%		to	11.39%
2023	497	$3.33	to	$3.28	$1,803	0.95%	0.00%	to	0.90%	17.82%		to	16.77%
2022	490	$2.83	to	$2.81	$1,561	0.26%	0.00%	to	0.90%	(16.04%)		to	(16.79%)
2021	508	$3.37	to	$3.37	$1,906	0.19%	0.00%	to	0.90%	22.26%		to	21.17%
2020	521	$2.76	to	$2.78	$1,566	0.38%	0.00%	to	0.90%	19.64%		to	18.56%
Invesco VI Tech, Ser I
2024	380	$1.60	to	$7.39	$1,747	—	0.00%	to	0.90%	34.27%		to	33.06%
2023	304	$1.19	to	$5.56	$1,252	—	0.00%	to	0.90%	46.94%		to	45.63%
2022	207	$0.81	to	$3.82	$782	—	0.00%	to	0.90%	(20.38	%)(6)	to	(40.49%)
2021	185	$3.87	to	$6.41	$1,343	—	0.30%	to	0.90%	14.07%		to	13.39%
2020	188	$3.39	to	$5.65	$1,184	—	0.30%	to	0.90%	45.68%		to	44.81%
Invesco VI Tech, Ser II
2024	5	$1.59	to	$1.59	$9	—	0.00%	to	0.00%	33.85%		to	33.85%
2023	5	$1.18	to	$1.18	$6	—	0.00%	to	0.00%	46.72%		to	46.72%
2022	—	$0.81	to	$0.81	$0	—	0.00%	to	0.00%	(20.54	%)(6)	to	(20.54	%)(6)
Janus Henderson VIT Bal, Inst
2024	569	$1.71	to	$1.71	$971	2.14%	0.00%	to	0.00%	15.43%		to	15.43%
2023	498	$1.48	to	$1.48	$737	2.24%	0.00%	to	0.00%	15.41%		to	15.41%
2022	421	$1.28	to	$1.28	$540	1.32%	0.00%	to	0.00%	(16.40%)		to	(16.40%)
2021	355	$1.53	to	$1.53	$544	0.92%	0.00%	to	0.00%	17.20%		to	17.20%
2020	300	$1.31	to	$1.31	$392	6.41%	0.00%	to	0.00%	14.31%		to	14.31%
Janus Henderson VIT Bal, Serv
2024	28	$1.80	to	$1.80	$51	1.61%	0.00%	to	0.00%	15.15%		to	15.15%
2023	41	$1.56	to	$1.56	$64	1.58%	0.00%	to	0.00%	15.13%		to	15.13%
2022	55	$1.36	to	$1.36	$75	1.17%	0.00%	to	0.00%	(16.62%)		to	(16.62%)
2021	38	$1.63	to	$1.63	$61	0.70%	0.00%	to	0.00%	16.91%		to	16.91%
2020	33	$1.39	to	$1.39	$46	1.84%	0.00%	to	0.00%	14.03%		to	14.03%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	173

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Janus Henderson VIT Enter, Serv
2024	116	$9.63	to	$4.08	$908	0.63%	0.45%	to	0.90%	14.80%		to	14.28%
2023	118	$8.39	to	$3.57	$800	0.09%	0.45%	to	0.90%	17.25%		to	16.72%
2022	123	$7.15	to	$3.06	$710	0.08%	0.45%	to	0.90%	(16.53%)		to	(16.90%)
2021	129	$8.57	to	$3.68	$890	0.24%	0.45%	to	0.90%	16.02%		to	15.50%
2020	145	$7.39	to	$3.19	$835	—	0.45%	to	0.90%	18.65%		to	18.11%
Janus Henderson VIT Flex Bd, Inst
2024	353	$1.10	to	$1.10	$388	6.36%	0.00%	to	0.00%	1.96%		to	1.96%
2023	75	$1.08	to	$1.08	$81	5.78%	0.00%	to	0.00%	5.50%		to	5.50%
2022	35	$1.02	to	$1.02	$36	4.36%	0.00%	to	0.00%	(13.66%)		to	(13.66%)
2021	3	$1.18	to	$1.18	$4	2.32%	0.00%	to	0.00%	(0.90%)		to	(0.90%)
2020	1	$1.19	to	$1.19	$1	4.52%	0.00%	to	0.00%	10.48%		to	10.48%
Janus Henderson VIT Flex Bd, Serv
2024	39	$1.21	to	$1.21	$47	4.87%	0.00%	to	0.00%	1.63%		to	1.63%
2023	22	$1.19	to	$1.19	$26	3.92%	0.00%	to	0.00%	5.29%		to	5.29%
2022	7	$1.13	to	$1.13	$8	2.08%	0.00%	to	0.00%	(13.90%)		to	(13.90%)
2021	6	$1.31	to	$1.31	$8	1.72%	0.00%	to	0.00%	(1.11%)		to	(1.11%)
2020	4	$1.32	to	$1.32	$6	2.72%	0.00%	to	0.00%	10.25%		to	10.25%
Janus Hend VIT Gbl Tech Innov, Srv
2024	291	$2.05	to	$5.49	$2,645	—	0.20%	to	0.90%	31.49%		to	30.57%
2023	312	$1.56	to	$4.21	$2,297	—	0.20%	to	0.90%	53.97%		to	52.90%
2022	326	$1.01	to	$2.75	$1,612	—	0.20%	to	0.90%	3.74	%(7)	to	(37.69%)
2021	359	$5.42	to	$4.41	$2,811	0.11%	0.30%	to	0.90%	17.39%		to	16.69%
2020	446	$4.61	to	$3.78	$2,770	—	0.30%	to	0.90%	50.28%		to	49.38%
Janus Henderson VIT Overseas, Serv
2024	697	$1.35	to	$2.34	$1,752	1.29%	0.20%	to	0.90%	5.37%		to	4.63%
2023	746	$1.28	to	$2.24	$1,822	1.43%	0.20%	to	0.90%	10.36%		to	9.60%
2022	774	$1.16	to	$2.04	$1,736	1.69%	0.20%	to	0.90%	17.25	%(7)	to	(9.65%)
2021	814	$1.50	to	$2.26	$2,015	1.03%	0.30%	to	0.90%	12.95%		to	12.27%
2020	849	$1.33	to	$2.01	$1,855	1.21%	0.30%	to	0.90%	15.67%		to	14.98%
Janus Henderson VIT Res, Inst
2024	28	$2.59	to	$2.59	$73	0.03%	0.00%	to	0.00%	35.31%		to	35.31%
2023	27	$1.91	to	$1.91	$51	0.14%	0.00%	to	0.00%	43.17%		to	43.17%
2022	23	$1.33	to	$1.33	$31	0.67%	0.00%	to	0.00%	(29.89%)		to	(29.89%)
2021	2	$1.90	to	$1.90	$4	0.11%	0.00%	to	0.00%	20.33%		to	20.33%
2020	0	$1.58	to	$1.58	$0	0.44%	0.00%	to	0.00%	32.96%		to	32.96%
Janus Henderson VIT Res, Serv
2024	128	$5.56	to	$5.17	$803	—	0.00%	to	0.90%	34.96%		to	33.74%
2023	126	$4.12	to	$3.86	$618	0.06%	0.00%	to	0.90%	42.81%		to	41.54%
2022	130	$2.88	to	$2.73	$454	—	0.00%	to	0.90%	(30.06%)		to	(30.69%)
2021	143	$4.12	to	$3.94	$697	0.02%	0.00%	to	0.90%	20.05%		to	18.97%
2020	152	$3.43	to	$3.31	$612	0.22%	0.00%	to	0.90%	32.58%		to	31.39%
Lazard Ret Global Dyn MA, Inv
2024	13	$1.23	to	$1.23	$16	—	0.00%	to	0.00%	8.64%		to	8.64%
2023	10	$1.14	to	$1.14	$12	—	0.00%	to	0.00%	11.06%		to	11.06%
2022	2	$1.02	to	$1.02	$2	0.28%	0.00%	to	0.00%	(17.28%)		to	(17.28%)
2021	1	$1.24	to	$1.24	$2	3.53%	0.00%	to	0.00%	12.16%		to	12.16%
2020	—	$1.10	to	$1.10	$0	0.77%	0.00%	to	0.00%	0.96%		to	0.96%
Lazard Ret Global Dyn MA, Serv
2024	11	$1.68	to	$1.39	$16	—	0.00%	to	0.90%	8.60%		to	7.62%
2023	12	$1.55	to	$1.29	$17	—	0.00%	to	0.90%	10.81%		to	9.82%
2022	13	$1.40	to	$1.17	$16	0.08%	0.00%	to	0.90%	(17.37%)		to	(18.11%)
2021	20	$1.69	to	$1.43	$30	2.76%	0.00%	to	0.90%	11.94%		to	10.93%
2020	30	$1.51	to	$1.29	$40	0.53%	0.00%	to	0.90%	0.81%		to	(0.10%)

174	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Lord Abt Bond Debenture, Cl VC
2024	20	$1.07	to	$1.07	$21	19.21%	0.00%	to	0.00%	6.93	%(8)	to	6.93	%(8)
LVIP AC Intl, Serv Cl
2024	424	$1.31	to	$2.93	$660	1.30%	0.20%	to	0.90%	2.25%		to	1.54%
2023	510	$1.29	to	$2.88	$786	1.22%	0.20%	to	0.90%	12.20%		to	11.43%
2022	505	$1.15	to	$2.59	$701	1.29%	0.20%	to	0.90%	15.50	%(7)	to	(25.54%)
2021	499	$1.87	to	$3.47	$926	0.02%	0.30%	to	0.90%	8.28%		to	7.63%
2020	507	$1.73	to	$3.23	$881	0.39%	0.30%	to	0.90%	25.28%		to	24.53%
LVIP AC Intl, Std Cl II
2024	246	$3.11	to	$1.82	$588	1.53%	0.45%	to	0.90%	2.14%		to	1.68%
2023	315	$3.05	to	$1.79	$701	1.40%	0.45%	to	0.90%	12.07%		to	11.57%
2022	335	$2.72	to	$1.60	$665	1.48%	0.45%	to	0.90%	(25.09%)		to	(25.43%)
2021	355	$3.63	to	$2.15	$928	0.16%	0.45%	to	0.90%	8.26%		to	7.78%
2020	355	$3.35	to	$2.00	$856	0.48%	0.45%	to	0.90%	25.32%		to	24.75%
LVIP AC Mid Cap Val, Std Cl II
2024	22	$1.09	to	$1.09	$24	4.52%	0.00%	to	0.00%	9.75	%(8)	to	9.75	%(8)
LVIP AC Val, Serv Cl
2024	958	$3.20	to	$4.65	$2,349	2.74%	0.00%	to	0.90%	9.29%		to	8.30%
2023	1,021	$2.93	to	$4.29	$2,353	2.21%	0.00%	to	0.90%	9.02%		to	8.05%
2022	1,156	$2.69	to	$3.97	$2,448	1.95%	0.00%	to	0.90%	0.31%		to	(0.59%)
2021	1,182	$2.68	to	$4.00	$2,521	1.60%	0.00%	to	0.90%	24.28%		to	23.17%
2020	1,206	$2.16	to	$3.24	$2,099	2.17%	0.00%	to	0.90%	0.83%		to	(0.07%)
LVIP AC Val, Std Cl II
2024	790	$1.72	to	$5.60	$3,866	2.81%	0.00%	to	0.90%	9.48%		to	8.49%
2023	875	$1.57	to	$5.16	$4,043	2.39%	0.00%	to	0.90%	9.10%		to	8.12%
2022	912	$1.44	to	$4.77	$3,973	2.10%	0.00%	to	0.90%	0.54%		to	(0.36%)
2021	918	$1.43	to	$4.79	$4,099	1.75%	0.00%	to	0.90%	24.51%		to	23.39%
2020	940	$1.15	to	$3.88	$3,445	2.31%	0.00%	to	0.90%	0.98%		to	0.07%
Mac VIP Asset Strategy, Serv Cl
2024	34	$1.72	to	$1.47	$55	1.82%	0.00%	to	0.90%	12.44%		to	11.42%
2023	37	$1.53	to	$1.32	$55	1.78%	0.00%	to	0.90%	13.94%		to	12.92%
2022	50	$1.35	to	$1.17	$63	1.60%	0.00%	to	0.90%	(14.74%)		to	(15.50%)
2021	51	$1.58	to	$1.38	$74	1.32%	0.00%	to	0.90%	10.44%		to	9.45%
2020	94	$1.43	to	$1.26	$124	1.95%	0.00%	to	0.90%	13.88%		to	12.86%
Mac VIP Asset Strategy, Std Cl
2024	0	$1.12	to	$1.12	$0	2.57%	0.00%	to	0.00%	13.40	%(8)	to	13.40	%(8)
Mac VIP Intl Core Eq, Std Cl
2024	—	$1.00	to	$1.00	$0	1.84%	0.00%	to	0.00%	(0.41	%)(9)	to	(0.41	%)(9)
MFS Gbl Real Est, Init Cl
2024	—	$0.99	to	$0.99	$0	2.19%	0.00%	to	0.00%	(0.16	%)(8)	to	(0.16	%)(8)
MFS Intl Gro, Init Cl
2024	67	$1.11	to	$1.11	$74	1.32%	0.00%	to	0.00%	11.67	%(8)	to	11.67	%(8)
MFS Mass Inv Gro Stock, Serv Cl
2024	1,101	$1.53	to	$3.04	$3,434	0.13%	0.20%	to	0.90%	15.75%		to	14.94%
2023	1,138	$1.32	to	$2.65	$3,106	0.05%	0.20%	to	0.90%	23.45%		to	22.60%
2022	1,184	$1.07	to	$2.16	$2,623	—	0.20%	to	0.90%	8.09	%(7)	to	(20.17%)
2021	1,293	$2.82	to	$2.71	$3,574	0.03%	0.30%	to	0.90%	25.28%		to	24.53%
2020	1,319	$2.25	to	$2.17	$2,917	0.22%	0.30%	to	0.90%	21.83%		to	21.10%
MFS New Dis, Serv Cl
2024	475	$1.26	to	$3.89	$1,994	—	0.20%	to	0.90%	6.22%		to	5.48%
2023	462	$1.18	to	$3.69	$2,011	—	0.20%	to	0.90%	14.03%		to	13.23%
2022	448	$1.04	to	$3.26	$1,822	—	0.20%	to	0.90%	5.44	%(7)	to	(30.62%)
2021	473	$2.81	to	$4.70	$2,729	—	0.30%	to	0.90%	1.27%		to	0.66%
2020	493	$2.78	to	$4.67	$2,823	—	0.30%	to	0.90%	45.15%		to	44.28%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	175

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MFS Utilities, Init Cl
2024	61	$1.53	to	$1.53	$93	2.30%	0.00%	to	0.00%	11.66%	to	11.66%
2023	55	$1.37	to	$1.37	$75	3.73%	0.00%	to	0.00%	(2.11%)	to	(2.11%)
2022	37	$1.40	to	$1.40	$51	2.48%	0.00%	to	0.00%	0.76%	to	0.76%
2021	23	$1.39	to	$1.39	$32	1.80%	0.00%	to	0.00%	14.09%	to	14.09%
2020	16	$1.22	to	$1.22	$19	2.37%	0.00%	to	0.00%	5.90%	to	5.90%
MFS Utilities, Serv Cl
2024	352	$2.41	to	$6.56	$1,144	2.09%	0.00%	to	0.90%	11.34%	to	10.34%
2023	325	$2.16	to	$5.95	$1,061	3.38%	0.00%	to	0.90%	(2.33%)	to	(3.20%)
2022	324	$2.22	to	$6.14	$1,130	2.23%	0.00%	to	0.90%	0.48%	to	(0.42%)
2021	328	$2.20	to	$6.17	$1,163	1.54%	0.00%	to	0.90%	13.82%	to	12.80%
2020	340	$1.94	to	$5.47	$1,083	2.17%	0.00%	to	0.90%	5.62%	to	4.67%
MS VIF Dis, Cl I
2024	273	$1.93	to	$1.93	$527	—	0.00%	to	0.00%	41.83%	to	41.83%
2023	266	$1.36	to	$1.36	$362	—	0.00%	to	0.00%	44.34%	to	44.34%
2022	135	$0.94	to	$0.94	$127	—	0.00%	to	0.00%	(62.96%)	to	(62.96%)
2021	31	$2.55	to	$2.55	$79	—	0.00%	to	0.00%	(11.06%)	to	(11.06%)
2020	3	$2.87	to	$2.87	$8	—	0.00%	to	0.00%	152.29%	to	152.29%
MS VIF Dis, Cl II
2024	195	$4.44	to	$4.53	$1,150	—	0.00%	to	0.90%	41.73%	to	40.45%
2023	176	$3.14	to	$3.22	$792	—	0.00%	to	0.90%	44.13%	to	42.84%
2022	163	$2.18	to	$2.26	$529	—	0.00%	to	0.90%	(62.97%)	to	(63.30%)
2021	183	$5.87	to	$6.15	$1,519	—	0.00%	to	0.90%	(11.19%)	to	(11.99%)
2020	266	$6.61	to	$6.98	$2,293	—	0.00%	to	0.90%	152.04%	to	149.79%
NB AMT Sus Eq, Cl I
2024	23	$2.17	to	$2.17	$49	0.24%	0.00%	to	0.00%	25.84%	to	25.84%
2023	19	$1.72	to	$1.72	$33	0.40%	0.00%	to	0.00%	26.90%	to	26.90%
2022	10	$1.36	to	$1.36	$14	0.61%	0.00%	to	0.00%	(18.45%)	to	(18.45%)
2021	3	$1.66	to	$1.66	$5	0.56%	0.00%	to	0.00%	23.48%	to	23.48%
2020	1	$1.35	to	$1.35	$1	0.52%	0.00%	to	0.00%	19.56%	to	19.56%
NB AMT Sus Eq, Cl S
2024	14	$4.34	to	$4.34	$61	—	0.00%	to	0.00%	25.52%	to	25.52%
2023	13	$3.46	to	$3.46	$46	0.08%	0.00%	to	0.00%	26.57%	to	26.57%
2022	13	$2.73	to	$2.73	$35	0.14%	0.00%	to	0.00%	(18.65%)	to	(18.65%)
2021	7	$3.36	to	$3.36	$24	0.19%	0.00%	to	0.00%	23.16%	to	23.16%
2020	4	$2.73	to	$2.73	$11	0.36%	0.00%	to	0.00%	19.28%	to	19.28%
PIMCO VIT All Asset, Advisor Cl
2024	269	$1.55	to	$1.86	$579	6.27%	0.00%	to	0.90%	3.57%	to	2.64%
2023	298	$1.50	to	$1.81	$616	2.84%	0.00%	to	0.90%	8.02%	to	7.05%
2022	325	$1.39	to	$1.69	$611	7.44%	0.00%	to	0.90%	(11.87%)	to	(12.66%)
2021	384	$1.58	to	$1.94	$820	11.21%	0.00%	to	0.90%	16.04%	to	15.00%
2020	649	$1.36	to	$1.68	$1,123	4.83%	0.00%	to	0.90%	7.91%	to	6.94%
PIMCO VIT All Asset, Inst Cl
2024	12	$1.33	to	$1.33	$16	6.56%	0.00%	to	0.00%	3.95%	to	3.95%
2023	10	$1.28	to	$1.28	$13	3.17%	0.00%	to	0.00%	8.28%	to	8.28%
2022	7	$1.19	to	$1.19	$9	8.47%	0.00%	to	0.00%	(11.66%)	to	(11.66%)
2021	4	$1.34	to	$1.34	$6	12.05%	0.00%	to	0.00%	16.41%	to	16.41%
2020	—	$1.15	to	$1.15	$0	5.12%	0.00%	to	0.00%	8.17%	to	8.17%
PIMCO VIT Glb Man As Alloc, Adv Cl
2024	3	$1.70	to	$1.70	$6	3.42%	0.00%	to	0.00%	10.76%	to	10.76%
2023	4	$1.53	to	$1.53	$6	2.18%	0.00%	to	0.00%	12.85%	to	12.85%
2022	4	$1.36	to	$1.36	$5	1.92%	0.00%	to	0.00%	(18.40%)	to	(18.40%)
2021	4	$1.66	to	$1.66	$7	2.31%	0.00%	to	0.00%	12.60%	to	12.60%
2020	4	$1.48	to	$1.48	$6	7.85%	0.00%	to	0.00%	16.71%	to	16.71%

176	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
PIMCO VIT Tot Return, Advisor Cl
2024	465	$1.20	to	$1.07	$519	3.92%	0.00%	to	0.90%	2.43%		to	1.51%
2023	398	$1.17	to	$1.05	$435	3.48%	0.00%	to	0.90%	5.83%		to	4.88%
2022	367	$1.11	to	$1.00	$382	2.53%	0.00%	to	0.90%	(14.39%)		to	(15.15%)
2021	349	$1.29	to	$1.18	$426	1.73%	0.00%	to	0.90%	(1.37%)		to	(2.25%)
2020	237	$1.31	to	$1.21	$297	2.02%	0.00%	to	0.90%	8.54%		to	7.57%
PIMCO VIT Tot Return, Inst Cl
2024	155	$1.07	to	$1.07	$167	4.17%	0.00%	to	0.00%	2.69%		to	2.69%
2023	110	$1.05	to	$1.05	$115	3.73%	0.00%	to	0.00%	6.09%		to	6.09%
2022	68	$0.99	to	$0.99	$67	2.87%	0.00%	to	0.00%	(14.17%)		to	(14.17%)
2021	35	$1.15	to	$1.15	$41	1.98%	0.00%	to	0.00%	(1.12%)		to	(1.12%)
2020	18	$1.16	to	$1.16	$24	2.25%	0.00%	to	0.00%	8.81%		to	8.81%
Put VT Global Hlth Care, Cl IA
2024	55	$1.14	to	$1.14	$62	0.62%	0.00%	to	0.00%	1.70%		to	1.70%
2023	39	$1.12	to	$1.12	$44	0.39%	0.00%	to	0.00%	9.39%		to	9.39%
2022	13	$1.03	to	$1.03	$13	—	0.00%	to	0.00%	3.27	%(6)	to	3.27	%(6)
Put VT Global Hlth Care, Cl IB
2024	338	$1.13	to	$5.43	$1,377	0.46%	0.00%	to	0.90%	1.43%		to	0.51%
2023	324	$1.12	to	$5.40	$1,404	0.30%	0.00%	to	0.90%	9.14%		to	8.16%
2022	323	$1.02	to	$4.99	$1,349	0.40%	0.00%	to	0.90%	3.12	%(6)	to	(5.53%)
2021	298	$2.72	to	$5.29	$1,439	1.10%	0.30%	to	0.90%	19.04%		to	18.33%
2020	305	$2.29	to	$4.47	$1,243	0.47%	0.30%	to	0.90%	15.93%		to	15.24%
Put VT Hi Yield, Cl IB
2024	81	$3.00	to	$3.30	$256	5.71%	0.45%	to	0.90%	7.38%		to	6.89%
2023	85	$2.79	to	$3.09	$252	5.32%	0.45%	to	0.90%	11.64%		to	11.13%
2022	88	$2.50	to	$2.78	$234	5.48%	0.45%	to	0.90%	(12.00%)		to	(12.39%)
2021	108	$2.84	to	$3.17	$328	5.61%	0.45%	to	0.90%	4.51%		to	4.03%
2020	147	$2.72	to	$3.05	$429	5.71%	0.45%	to	0.90%	4.74%		to	4.26%
Put VT Intl Eq, Cl IB
2024	82	$1.40	to	$2.56	$179	2.03%	0.20%	to	0.90%	2.77%		to	2.04%
2023	73	$1.37	to	$2.51	$162	0.04%	0.20%	to	0.90%	18.26%		to	17.45%
2022	73	$1.15	to	$2.14	$140	1.54%	0.20%	to	0.90%	16.28	%(7)	to	(15.53%)
2021	73	$1.58	to	$2.53	$167	1.20%	0.30%	to	0.90%	8.50%		to	7.85%
2020	80	$1.45	to	$2.34	$173	1.61%	0.30%	to	0.90%	11.76%		to	11.09%
Put VT Intl Val, Cl IA
2024	2	$1.07	to	$1.07	$3	0.13%	0.00%	to	0.00%	8.35	%(8)	to	8.35	%(8)
Put VT Lg Cap Val, Cl IA
2024	36	$1.20	to	$1.20	$43	0.23%	0.00%	to	0.00%	20.16	%(8)	to	20.16	%(8)
Put VT Sus Leaders, Cl IA
2024	1,737	$9.75	to	$8.16	$14,435	0.38%	0.45%	to	0.90%	22.78%		to	22.22%
2023	1,848	$7.94	to	$6.68	$12,550	0.75%	0.45%	to	0.90%	25.85%		to	25.29%
2022	1,950	$6.31	to	$5.33	$10,570	0.83%	0.45%	to	0.90%	(23.07%)		to	(23.41%)
2021	2,067	$8.20	to	$6.96	$14,623	0.34%	0.45%	to	0.90%	23.28%		to	22.73%
2020	2,248	$6.65	to	$5.67	$12,946	0.63%	0.45%	to	0.90%	28.48%		to	27.91%
Put VT Sus Leaders, Cl IB
2024	44	$1.61	to	$6.07	$199	0.20%	0.20%	to	0.90%	22.78%		to	21.91%
2023	31	$1.31	to	$4.98	$150	0.46%	0.20%	to	0.90%	25.86%		to	24.98%
2022	23	$1.04	to	$3.99	$98	0.54%	0.20%	to	0.90%	5.04	%(7)	to	(23.60%)
2021	24	$3.73	to	$5.22	$131	0.15%	0.30%	to	0.90%	23.16%		to	22.43%
2020	28	$3.03	to	$4.26	$123	0.40%	0.30%	to	0.90%	28.51%		to	27.74%
Royce Micro-Cap, Invest Cl
2024	380	$4.60	to	$5.72	$1,936	—	0.45%	to	0.90%	13.16%		to	12.65%
2023	436	$4.06	to	$5.08	$1,977	—	0.45%	to	0.90%	18.25%		to	17.72%
2022	447	$3.43	to	$4.32	$1,720	—	0.45%	to	0.90%	(22.78%)		to	(23.13%)
2021	480	$4.45	to	$5.61	$2,399	—	0.45%	to	0.90%	29.40%		to	28.82%
2020	519	$3.44	to	$4.36	$2,010	—	0.45%	to	0.90%	23.24%		to	22.68%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	177

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Temp Global Bond, Cl 1
2024	35	$0.78	to	$0.78	$27	—	0.00%	to	0.00%	(11.13%)		to	(11.13%)
2023	31	$0.88	to	$0.88	$27	—	0.00%	to	0.00%	3.19%		to	3.19%
2022	26	$0.85	to	$0.85	$22	—	0.00%	to	0.00%	(4.85%)		to	(4.85%)
2021	23	$0.90	to	$0.90	$20	—	0.00%	to	0.00%	(4.62%)		to	(4.62%)
2020	17	$0.94	to	$0.94	$16	0.74%	0.00%	to	0.00%	(5.08%)		to	(5.08%)
Temp Global Bond, Cl 2
2024	199	$0.85	to	$0.73	$157	—	0.00%	to	0.90%	(11.37%)		to	(12.17%)
2023	230	$0.95	to	$0.84	$203	—	0.00%	to	0.90%	2.88%		to	1.97%
2022	205	$0.93	to	$0.82	$176	—	0.00%	to	0.90%	(4.95%)		to	(5.80%)
2021	206	$0.98	to	$0.87	$187	—	0.00%	to	0.90%	(4.99%)		to	(5.84%)
2020	209	$1.03	to	$0.92	$200	8.55%	0.00%	to	0.90%	(5.28%)		to	(6.13%)
Third Ave VST Third Ave Value
2024	595	$3.56	to	$3.82	$2,182	2.54%	0.45%	to	0.90%	(2.71%)		to	(3.15%)
2023	653	$3.66	to	$3.95	$2,466	2.36%	0.45%	to	0.90%	20.27%		to	19.73%
2022	701	$3.04	to	$3.30	$2,208	1.51%	0.45%	to	0.90%	15.59%		to	15.07%
2021	721	$2.63	to	$2.87	$1,981	0.69%	0.45%	to	0.90%	21.51%		to	20.97%
2020	758	$2.17	to	$2.37	$1,718	2.73%	0.45%	to	0.90%	(2.83%)		to	(3.27%)
VanEck VIP Global Gold, Cl S
2024	135	$1.55	to	$1.33	$192	2.63%	0.00%	to	0.90%	14.41%		to	13.38%
2023	116	$1.35	to	$1.17	$145	—	0.00%	to	0.90%	10.41%		to	9.42%
2022	112	$1.23	to	$1.07	$127	—	0.00%	to	0.90%	(13.36%)		to	(14.13%)
2021	110	$1.42	to	$1.25	$145	11.22%	0.00%	to	0.90%	(14.01%)		to	(14.78%)
2020	92	$1.65	to	$1.46	$142	1.78%	0.00%	to	0.90%	38.62%		to	37.38%
VP Aggr, Cl 1
2024	2,486	$1.62	to	$1.62	$4,039	—	0.00%	to	0.00%	13.49%		to	13.49%
2023	1,166	$1.43	to	$1.43	$1,669	—	0.00%	to	0.00%	17.51%		to	17.51%
2022	559	$1.22	to	$1.22	$681	—	0.00%	to	0.00%	(17.99%)		to	(17.99%)
2021	269	$1.49	to	$1.49	$400	—	0.00%	to	0.00%	16.03%		to	16.03%
2020	100	$1.28	to	$1.28	$128	—	0.00%	to	0.00%	15.30%		to	15.30%
VP Aggr, Cl 2
2024	10,899	$2.58	to	$2.79	$27,791	—	0.00%	to	0.90%	13.20%		to	12.18%
2023	11,567	$2.28	to	$2.48	$26,120	—	0.00%	to	0.90%	17.22%		to	16.18%
2022	10,747	$1.94	to	$2.14	$20,899	—	0.00%	to	0.90%	(18.19%)		to	(18.92%)
2021	10,581	$2.38	to	$2.64	$25,283	—	0.00%	to	0.90%	15.76%		to	14.72%
2020	10,139	$2.05	to	$2.30	$21,679	—	0.00%	to	0.90%	14.99%		to	13.96%
VP Aggr, Cl 4
2024	10,126	$1.42	to	$2.79	$25,535	—	0.20%	to	0.90%	12.99%		to	12.19%
2023	9,987	$1.25	to	$2.49	$23,651	—	0.20%	to	0.90%	16.96%		to	16.15%
2022	10,359	$1.07	to	$2.14	$21,227	—	0.20%	to	0.90%	7.96	%(7)	to	(18.92%)
2021	10,513	$2.04	to	$2.64	$26,365	—	0.30%	to	0.90%	15.43%		to	14.74%
2020	10,695	$1.77	to	$2.30	$23,320	—	0.30%	to	0.90%	14.62%		to	13.93%
VP Conserv, Cl 1
2024	—	$1.17	to	$1.17	$0	—	0.00%	to	0.00%	4.69%		to	4.69%
2023	—	$1.12	to	$1.12	$0	—	0.00%	to	0.00%	8.65%		to	8.65%
2022	—	$1.03	to	$1.03	$0	—	0.00%	to	0.00%	(15.26%)		to	(15.26%)
2021	—	$1.21	to	$1.21	$0	—	0.00%	to	0.00%	3.05%		to	3.05%
2020	—	$1.18	to	$1.18	$0	—	0.00%	to	0.00%	9.55%		to	9.55%
VP Conserv, Cl 2
2024	644	$1.38	to	$1.41	$900	—	0.00%	to	0.90%	4.42%		to	3.48%
2023	430	$1.33	to	$1.36	$583	—	0.00%	to	0.90%	8.46%		to	7.49%
2022	436	$1.22	to	$1.26	$550	—	0.00%	to	0.90%	(15.54%)		to	(16.30%)
2021	417	$1.45	to	$1.51	$633	—	0.00%	to	0.90%	2.82%		to	1.89%
2020	579	$1.41	to	$1.48	$876	—	0.00%	to	0.90%	9.30%		to	8.32%

178	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Conserv, Cl 4
2024	433	$1.16	to	$1.41	$615	—	0.20%	to	0.90%	4.28%		to	3.55%
2023	305	$1.11	to	$1.36	$432	—	0.20%	to	0.90%	8.18%		to	7.42%
2022	344	$1.03	to	$1.26	$453	—	0.20%	to	0.90%	3.31	%(7)	to	(16.25%)
2021	384	$1.39	to	$1.51	$596	—	0.30%	to	0.90%	2.51%		to	1.90%
2020	395	$1.35	to	$1.48	$601	—	0.30%	to	0.90%	8.91%		to	8.26%
VP Man Vol Conserv, Cl 1
2024	2	$1.15	to	$1.15	$3	—	0.00%	to	0.00%	4.65%		to	4.65%
2023	—	$1.10	to	$1.10	$0	—	0.00%	to	0.00%	8.05%		to	8.05%
2022	—	$1.02	to	$1.02	$0	—	0.00%	to	0.00%	(15.75%)		to	(15.75%)
2021	—	$1.21	to	$1.21	$0	—	0.00%	to	0.00%	2.91%		to	2.91%
2020	—	$1.18	to	$1.18	$0	—	0.00%	to	0.00%	8.35%		to	8.35%
VP Man Vol Conserv, Cl 2
2024	92	$1.27	to	$1.16	$109	—	0.00%	to	0.90%	4.31%		to	3.37%
2023	82	$1.22	to	$1.12	$94	—	0.00%	to	0.90%	7.87%		to	6.90%
2022	84	$1.13	to	$1.05	$90	—	0.00%	to	0.90%	(15.99%)		to	(16.74%)
2021	111	$1.35	to	$1.26	$143	—	0.00%	to	0.90%	2.63%		to	1.71%
2020	92	$1.31	to	$1.24	$117	—	0.00%	to	0.90%	8.12%		to	7.15%
VP Man Vol Conserv Gro, Cl 1
2024	49	$1.24	to	$1.24	$61	—	0.00%	to	0.00%	7.15%		to	7.15%
2023	49	$1.15	to	$1.15	$56	—	0.00%	to	0.00%	10.19%		to	10.19%
2022	48	$1.05	to	$1.05	$50	—	0.00%	to	0.00%	(16.88%)		to	(16.88%)
2021	48	$1.26	to	$1.26	$60	—	0.00%	to	0.00%	5.77%		to	5.77%
2020	—	$1.19	to	$1.19	$0	—	0.00%	to	0.00%	9.35%		to	9.35%
VP Man Vol Conserv Gro, Cl 2
2024	260	$1.40	to	$1.27	$353	—	0.00%	to	0.90%	6.80%		to	5.84%
2023	110	$1.31	to	$1.20	$136	—	0.00%	to	0.90%	9.98%		to	8.99%
2022	118	$1.19	to	$1.10	$134	—	0.00%	to	0.90%	(17.06%)		to	(17.81%)
2021	127	$1.43	to	$1.34	$175	—	0.00%	to	0.90%	5.45%		to	4.51%
2020	124	$1.36	to	$1.28	$163	—	0.00%	to	0.90%	9.15%		to	8.17%
VP Man Vol Gro, Cl 1
2024	1,380	$1.43	to	$1.43	$1,973	—	0.00%	to	0.00%	12.26%		to	12.26%
2023	741	$1.27	to	$1.27	$944	—	0.00%	to	0.00%	14.87%		to	14.87%
2022	422	$1.11	to	$1.11	$468	—	0.00%	to	0.00%	(19.22%)		to	(19.22%)
2021	312	$1.37	to	$1.37	$428	—	0.00%	to	0.00%	12.22%		to	12.22%
2020	31	$1.22	to	$1.22	$37	—	0.00%	to	0.00%	11.56%		to	11.56%
VP Man Vol Gro, Cl 2
2024	1,708	$1.67	to	$1.52	$2,768	—	0.00%	to	0.90%	11.98%		to	10.97%
2023	1,544	$1.49	to	$1.37	$2,239	—	0.00%	to	0.90%	14.59%		to	13.57%
2022	1,558	$1.30	to	$1.20	$1,976	—	0.00%	to	0.90%	(19.43%)		to	(20.15%)
2021	1,487	$1.61	to	$1.51	$2,346	—	0.00%	to	0.90%	11.89%		to	10.89%
2020	1,439	$1.44	to	$1.36	$2,035	—	0.00%	to	0.90%	11.30%		to	10.30%
VP Man Vol Mod Gro, Cl 1
2024	864	$1.33	to	$1.33	$1,153	—	0.00%	to	0.00%	9.72%		to	9.72%
2023	243	$1.22	to	$1.22	$296	—	0.00%	to	0.00%	12.49%		to	12.49%
2022	112	$1.08	to	$1.08	$121	—	0.00%	to	0.00%	(17.94%)		to	(17.94%)
2021	51	$1.32	to	$1.32	$67	—	0.00%	to	0.00%	9.02%		to	9.02%
2020	31	$1.21	to	$1.21	$38	—	0.00%	to	0.00%	10.62%		to	10.62%
VP Man Vol Mod Gro, Cl 2
2024	1,345	$1.54	to	$1.40	$2,003	—	0.00%	to	0.90%	9.41%		to	8.42%
2023	1,364	$1.41	to	$1.29	$1,861	—	0.00%	to	0.90%	12.27%		to	11.27%
2022	1,315	$1.26	to	$1.16	$1,604	—	0.00%	to	0.90%	(18.15%)		to	(18.89%)
2021	1,436	$1.53	to	$1.43	$2,147	—	0.00%	to	0.90%	8.70%		to	7.72%
2020	1,279	$1.41	to	$1.33	$1,765	—	0.00%	to	0.90%	10.37%		to	9.38%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	179

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Mod, Cl 1
2024	3,784	$1.39	to	$1.39	$5,273	—	0.00%	to	0.00%	9.00%		to	9.00%
2023	2,961	$1.28	to	$1.28	$3,786	—	0.00%	to	0.00%	13.22%		to	13.22%
2022	1,790	$1.13	to	$1.13	$2,021	—	0.00%	to	0.00%	(16.42%)		to	(16.42%)
2021	1,185	$1.35	to	$1.35	$1,602	—	0.00%	to	0.00%	9.31%		to	9.31%
2020	59	$1.24	to	$1.24	$73	—	0.00%	to	0.00%	13.12%		to	13.12%
VP Mod, Cl 2
2024	13,596	$1.92	to	$2.04	$26,765	—	0.00%	to	0.90%	8.72%		to	7.74%
2023	13,943	$1.76	to	$1.89	$26,124	—	0.00%	to	0.90%	12.96%		to	11.95%
2022	14,671	$1.56	to	$1.69	$24,482	—	0.00%	to	0.90%	(16.61%)		to	(17.35%)
2021	15,164	$1.87	to	$2.05	$30,374	—	0.00%	to	0.90%	9.00%		to	8.03%
2020	15,047	$1.72	to	$1.90	$28,331	—	0.00%	to	0.90%	12.86%		to	11.85%
VP Mod, Cl 4
2024	17,045	$1.28	to	$2.04	$33,773	—	0.20%	to	0.90%	8.49%		to	7.73%
2023	17,954	$1.18	to	$1.90	$33,732	—	0.20%	to	0.90%	12.72%		to	11.93%
2022	18,733	$1.05	to	$1.70	$31,437	—	0.20%	to	0.90%	5.51	%(7)	to	(17.33%)
2021	19,360	$1.70	to	$2.05	$39,217	—	0.30%	to	0.90%	8.72%		to	8.07%
2020	19,863	$1.56	to	$1.90	$37,194	—	0.30%	to	0.90%	12.45%		to	11.78%
VP Mod Aggr, Cl 1
2024	8,601	$1.50	to	$1.50	$12,904	—	0.00%	to	0.00%	11.28%		to	11.28%
2023	6,214	$1.35	to	$1.35	$8,377	—	0.00%	to	0.00%	15.23%		to	15.23%
2022	4,464	$1.17	to	$1.17	$5,223	—	0.00%	to	0.00%	(17.38%)		to	(17.38%)
2021	2,573	$1.42	to	$1.42	$3,644	—	0.00%	to	0.00%	12.61%		to	12.61%
2020	532	$1.26	to	$1.26	$669	—	0.00%	to	0.00%	14.26%		to	14.26%
VP Mod Aggr, Cl 2
2024	18,893	$2.22	to	$2.39	$43,392	—	0.00%	to	0.90%	11.00%		to	10.00%
2023	19,352	$2.00	to	$2.17	$40,433	—	0.00%	to	0.90%	14.93%		to	13.91%
2022	20,860	$1.74	to	$1.90	$37,869	—	0.00%	to	0.90%	(17.59%)		to	(18.33%)
2021	20,138	$2.11	to	$2.33	$44,693	—	0.00%	to	0.90%	12.31%		to	11.30%
2020	20,342	$1.88	to	$2.10	$40,777	—	0.00%	to	0.90%	14.03%		to	13.01%
VP Mod Aggr, Cl 4
2024	24,908	$1.35	to	$2.39	$57,885	—	0.20%	to	0.90%	10.76%		to	9.98%
2023	26,106	$1.22	to	$2.17	$55,837	—	0.20%	to	0.90%	14.68%		to	13.88%
2022	28,412	$1.06	to	$1.91	$53,424	—	0.20%	to	0.90%	6.74	%(7)	to	(18.30%)
2021	29,528	$1.86	to	$2.34	$67,643	—	0.30%	to	0.90%	12.00%		to	11.33%
2020	30,763	$1.66	to	$2.10	$62,979	—	0.30%	to	0.90%	13.67%		to	12.99%
VP Mod Conserv, Cl 1
2024	278	$1.27	to	$1.27	$354	—	0.00%	to	0.00%	6.72%		to	6.72%
2023	284	$1.19	to	$1.19	$339	—	0.00%	to	0.00%	10.78%		to	10.78%
2022	292	$1.07	to	$1.07	$314	—	0.00%	to	0.00%	(15.93%)		to	(15.93%)
2021	299	$1.28	to	$1.28	$383	—	0.00%	to	0.00%	5.99%		to	5.99%
2020	306	$1.21	to	$1.21	$369	—	0.00%	to	0.00%	11.28%		to	11.28%
VP Mod Conserv, Cl 2
2024	1,227	$1.62	to	$1.69	$2,173	—	0.00%	to	0.90%	6.41%		to	5.45%
2023	1,309	$1.52	to	$1.60	$2,193	—	0.00%	to	0.90%	10.50%		to	9.51%
2022	1,324	$1.38	to	$1.46	$2,002	—	0.00%	to	0.90%	(16.09%)		to	(16.84%)
2021	1,425	$1.64	to	$1.76	$2,570	—	0.00%	to	0.90%	5.74%		to	4.79%
2020	1,396	$1.56	to	$1.68	$2,378	—	0.00%	to	0.90%	11.00%		to	10.01%
VP Mod Conserv, Cl 4
2024	1,566	$1.22	to	$1.69	$2,637	—	0.20%	to	0.90%	6.19%		to	5.44%
2023	1,780	$1.15	to	$1.60	$2,851	—	0.20%	to	0.90%	10.26%		to	9.49%
2022	1,854	$1.04	to	$1.46	$2,712	—	0.20%	to	0.90%	4.54	%(7)	to	(16.85%)
2021	1,832	$1.54	to	$1.76	$3,213	—	0.30%	to	0.90%	5.47%		to	4.84%
2020	2,518	$1.46	to	$1.68	$4,184	—	0.30%	to	0.90%	10.65%		to	9.99%

180	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Ptnrs Core Bond, Cl 1
2024	26	$1.08	to	$1.08	$28	3.58%	0.00%	to	0.00%	2.25%		to	2.25%
2023	23	$1.06	to	$1.06	$24	2.75%	0.00%	to	0.00%	6.30%		to	6.30%
2022	11	$1.00	to	$1.00	$11	1.67%	0.00%	to	0.00%	(13.29%)		to	(13.29%)
2021	5	$1.15	to	$1.15	$5	1.21%	0.00%	to	0.00%	(1.24%)		to	(1.24%)
2020	0	$1.16	to	$1.16	$1	2.37%	0.00%	to	0.00%	8.27%		to	8.27%
VP Ptnrs Core Bond, Cl 2
2024	11	$1.17	to	$1.17	$12	3.37%	0.00%	to	0.00%	2.01%		to	2.01%
2023	12	$1.15	to	$1.15	$13	2.62%	0.00%	to	0.00%	6.06%		to	6.06%
2022	3	$1.08	to	$1.08	$4	1.38%	0.00%	to	0.00%	(13.60%)		to	(13.60%)
2021	3	$1.25	to	$1.25	$4	1.19%	0.00%	to	0.00%	(1.41%)		to	(1.41%)
2020	3	$1.27	to	$1.27	$3	2.22%	0.00%	to	0.00%	7.97%		to	7.97%
VP Ptnrs Core Eq, Cl 1
2024	2	$2.17	to	$2.17	$5	—	0.00%	to	0.00%	23.44%		to	23.44%
2023	1	$1.76	to	$1.76	$2	—	0.00%	to	0.00%	24.71%		to	24.71%
2022	1	$1.41	to	$1.41	$1	—	0.00%	to	0.00%	(17.33%)		to	(17.33%)
2021	1	$1.71	to	$1.71	$1	—	0.00%	to	0.00%	29.45%		to	29.45%
2020	0	$1.32	to	$1.32	$0	—	0.00%	to	0.00%	17.02%		to	17.02%
VP Ptnrs Core Eq, Cl 2
2024	10	$4.11	to	$4.11	$40	—	0.00%	to	0.00%	23.10%		to	23.10%
2023	9	$3.34	to	$3.34	$32	—	0.00%	to	0.00%	24.43%		to	24.43%
2022	0	$2.69	to	$2.69	$1	—	0.00%	to	0.00%	(17.55%)		to	(17.55%)
2021	0	$3.26	to	$3.26	$1	—	0.00%	to	0.00%	29.18%		to	29.18%
2020	0	$2.52	to	$2.52	$1	—	0.00%	to	0.00%	16.73%		to	16.73%
VP Ptnrs Core Eq, Cl 3
2024	91	$1.62	to	$3.38	$488	—	0.20%	to	0.90%	23.01%		to	22.15%
2023	95	$1.31	to	$2.77	$423	—	0.20%	to	0.90%	24.30%		to	23.44%
2022	102	$1.06	to	$2.24	$370	—	0.20%	to	0.90%	6.59	%(7)	to	(18.17%)
2021	130	$2.73	to	$2.74	$528	—	0.30%	to	0.90%	28.95%		to	28.18%
2020	140	$2.11	to	$2.14	$438	—	0.30%	to	0.90%	16.49%		to	15.80%
VP Ptnrs Intl Core Eq, Cl 1
2024	186	$1.37	to	$1.37	$256	0.76%	0.00%	to	0.00%	5.86%		to	5.86%
2023	49	$1.30	to	$1.30	$64	1.35%	0.00%	to	0.00%	17.70%		to	17.70%
2022	49	$1.10	to	$1.10	$54	1.50%	0.00%	to	0.00%	(19.51%)		to	(19.51%)
2021	14	$1.37	to	$1.37	$19	1.19%	0.00%	to	0.00%	13.55%		to	13.55%
2020	4	$1.21	to	$1.21	$5	0.01%	0.00%	to	0.00%	11.17%		to	11.17%
VP Ptnrs Intl Core Eq, Cl 2
2024	35	$1.71	to	$1.71	$60	1.06%	0.00%	to	0.00%	5.58%		to	5.58%
2023	34	$1.62	to	$1.62	$56	1.02%	0.00%	to	0.00%	17.34%		to	17.34%
2022	20	$1.38	to	$1.38	$27	1.75%	0.00%	to	0.00%	(19.64%)		to	(19.64%)
2021	23	$1.72	to	$1.72	$40	1.81%	0.00%	to	0.00%	13.18%		to	13.18%
2020	27	$1.52	to	$1.52	$41	0.20%	0.00%	to	0.00%	10.96%		to	10.96%
VP Ptnrs Intl Gro, Cl 1
2024	113	$1.29	to	$1.29	$146	0.70%	0.00%	to	0.00%	(1.17%)		to	(1.17%)
2023	115	$1.31	to	$1.31	$150	0.48%	0.00%	to	0.00%	14.77%		to	14.77%
2022	107	$1.14	to	$1.14	$121	—	0.00%	to	0.00%	(26.69%)		to	(26.69%)
2021	79	$1.55	to	$1.55	$122	0.06%	0.00%	to	0.00%	10.63%		to	10.63%
2020	66	$1.41	to	$1.41	$92	0.00%	0.00%	to	0.00%	22.62%		to	22.62%
VP Ptnrs Intl Gro, Cl 2
2024	114	$1.65	to	$1.65	$188	0.46%	0.00%	to	0.00%	(1.41%)		to	(1.41%)
2023	119	$1.67	to	$1.67	$198	0.24%	0.00%	to	0.00%	14.45%		to	14.45%
2022	124	$1.46	to	$1.46	$181	—	0.00%	to	0.00%	(26.87%)		to	(26.87%)
2021	134	$1.99	to	$1.99	$268	—	0.00%	to	0.00%	10.33%		to	10.33%
2020	119	$1.81	to	$1.81	$215	0.08%	0.00%	to	0.00%	22.30%		to	22.30%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	181

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Ptnrs Intl Val, Cl 1
2024	41	$1.22	to	$1.22	$50	2.68%	0.00%	to	0.00%	4.62%		to	4.62%
2023	33	$1.17	to	$1.17	$39	1.82%	0.00%	to	0.00%	17.14%		to	17.14%
2022	21	$1.00	to	$1.00	$21	1.96%	0.00%	to	0.00%	(11.46%)		to	(11.46%)
2021	9	$1.13	to	$1.13	$10	1.97%	0.00%	to	0.00%	11.80%		to	11.80%
2020	6	$1.01	to	$1.01	$6	0.70%	0.00%	to	0.00%	(3.82%)		to	(3.82%)
VP Ptnrs Intl Val, Cl 2
2024	43	$1.56	to	$1.56	$67	2.59%	0.00%	to	0.00%	4.30%		to	4.30%
2023	45	$1.49	to	$1.49	$67	1.93%	0.00%	to	0.00%	16.96%		to	16.96%
2022	44	$1.28	to	$1.28	$56	2.19%	0.00%	to	0.00%	(11.75%)		to	(11.75%)
2021	62	$1.45	to	$1.45	$90	1.99%	0.00%	to	0.00%	11.64%		to	11.64%
2020	59	$1.30	to	$1.30	$76	0.80%	0.00%	to	0.00%	(4.14%)		to	(4.14%)
VP Ptnrs Sm Cap Gro, Cl 1
2024	46	$1.40	to	$1.40	$64	—	0.00%	to	0.00%	19.04%		to	19.04%
2023	49	$1.17	to	$1.17	$58	—	0.00%	to	0.00%	7.20%		to	7.20%
2022	39	$1.10	to	$1.10	$43	—	0.00%	to	0.00%	(28.97%)		to	(28.97%)
2021	4	$1.54	to	$1.54	$7	—	0.00%	to	0.00%	8.29%		to	8.29%
2020	1	$1.42	to	$1.42	$1	—	0.00%	to	0.00%	38.77%		to	38.77%
VP Ptnrs Sm Cap Gro, Cl 2
2024	17	$2.51	to	$2.51	$42	—	0.00%	to	0.00%	18.70%		to	18.70%
2023	14	$2.12	to	$2.12	$29	—	0.00%	to	0.00%	6.93%		to	6.93%
2022	12	$1.98	to	$1.98	$24	—	0.00%	to	0.00%	(29.13%)		to	(29.13%)
2021	12	$2.80	to	$2.80	$34	—	0.00%	to	0.00%	8.02%		to	8.02%
2020	24	$2.59	to	$2.59	$62	—	0.00%	to	0.00%	38.43%		to	38.43%
VP Ptnrs Sm Cap Val, Cl 1
2024	5	$1.37	to	$1.37	$7	—	0.00%	to	0.00%	7.97%		to	7.97%
2023	9	$1.27	to	$1.27	$11	—	0.00%	to	0.00%	11.38%		to	11.38%
2022	7	$1.14	to	$1.14	$8	—	0.00%	to	0.00%	(12.94%)		to	(12.94%)
2021	1	$1.31	to	$1.31	$1	—	0.00%	to	0.00%	24.01%		to	24.01%
2020	0	$1.06	to	$1.06	$0	—	0.00%	to	0.00%	4.27%		to	4.27%
VP Ptnrs Sm Cap Val, Cl 2
2024	3	$2.37	to	$2.37	$7	—	0.00%	to	0.00%	7.70%		to	7.70%
2023	3	$2.20	to	$2.20	$6	—	0.00%	to	0.00%	11.08%		to	11.08%
2022	3	$1.98	to	$1.98	$6	—	0.00%	to	0.00%	(13.16%)		to	(13.16%)
2021	3	$2.28	to	$2.28	$6	—	0.00%	to	0.00%	23.75%		to	23.75%
2020	3	$1.84	to	$1.84	$5	—	0.00%	to	0.00%	3.99%		to	3.99%
VP Ptnrs Sm Cap Val, Cl 3
2024	232	$1.29	to	$4.15	$647	—	0.20%	to	0.90%	7.61%		to	6.86%
2023	192	$1.20	to	$3.89	$659	—	0.20%	to	0.90%	11.04%		to	10.27%
2022	187	$1.08	to	$3.52	$605	—	0.20%	to	0.90%	8.27	%(7)	to	(13.84%)
2021	210	$1.76	to	$4.09	$785	—	0.30%	to	0.90%	23.52%		to	22.78%
2020	203	$1.42	to	$3.33	$610	—	0.30%	to	0.90%	3.80%		to	3.18%
VP US Flex Conserv Gro, Cl 1
2024	6	$1.28	to	$1.28	$8	—	0.00%	to	0.00%	9.67%		to	9.67%
2023	5	$1.17	to	$1.17	$6	—	0.00%	to	0.00%	11.53%		to	11.53%
2022	3	$1.05	to	$1.05	$4	—	0.00%	to	0.00%	(16.54%)		to	(16.54%)
2021	1	$1.26	to	$1.26	$1	—	0.00%	to	0.00%	7.76%		to	7.76%
2020	0	$1.17	to	$1.17	$0	—	0.00%	to	0.00%	6.18%		to	6.18%
VP US Flex Gro, Cl 1
2024	153	$1.53	to	$1.53	$233	—	0.00%	to	0.00%	17.43%		to	17.43%
2023	107	$1.30	to	$1.30	$140	—	0.00%	to	0.00%	17.14%		to	17.14%
2022	79	$1.11	to	$1.11	$88	—	0.00%	to	0.00%	(18.54%)		to	(18.54%)
2021	15	$1.36	to	$1.36	$20	—	0.00%	to	0.00%	15.76%		to	15.76%
2020	8	$1.18	to	$1.18	$9	—	0.00%	to	0.00%	5.07%		to	5.07%

182	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP US Flex Mod Gro, Cl 1
2024	84	$1.41	to	$1.41	$118	—	0.00%	to	0.00%	13.44%		to	13.44%
2023	8	$1.24	to	$1.24	$10	—	0.00%	to	0.00%	14.29%		to	14.29%
2022	5	$1.08	to	$1.08	$6	—	0.00%	to	0.00%	(17.36%)		to	(17.36%)
2021	5	$1.31	to	$1.31	$7	—	0.00%	to	0.00%	11.71%		to	11.71%
2020	8	$1.17	to	$1.17	$9	—	0.00%	to	0.00%	5.74%		to	5.74%
Wanger Acorn
2024	1,307	$1.39	to	$6.27	$5,857	—	0.20%	to	0.90%	13.95%		to	13.15%
2023	1,270	$1.22	to	$5.54	$5,634	—	0.20%	to	0.90%	21.49%		to	20.65%
2022	1,295	$1.01	to	$4.60	$4,899	—	0.20%	to	0.90%	2.29	%(7)	to	(34.06%)
2021	1,293	$2.64	to	$6.97	$7,460	0.76%	0.30%	to	0.90%	8.57%		to	7.92%
2020	1,354	$2.43	to	$6.46	$7,196	—	0.30%	to	0.90%	23.86%		to	23.12%
Wanger Intl
2024	1,564	$1.23	to	$3.08	$3,720	1.39%	0.20%	to	0.90%	(8.43%)		to	(9.08%)
2023	1,573	$1.34	to	$3.39	$4,276	0.32%	0.20%	to	0.90%	16.72%		to	15.91%
2022	1,707	$1.15	to	$2.93	$3,948	0.92%	0.20%	to	0.90%	15.79	%(7)	to	(34.44%)
2021	1,667	$1.98	to	$4.46	$5,916	0.55%	0.30%	to	0.90%	18.45%		to	17.74%
2020	1,719	$1.68	to	$3.79	$5,227	2.02%	0.30%	to	0.90%	14.02%		to	13.34%
WA Var Global Hi Yd Bond, Cl I
2024	21	$1.20	to	$1.20	$25	7.68%	0.00%	to	0.00%	7.06%		to	7.06%
2023	16	$1.12	to	$1.12	$18	5.63%	0.00%	to	0.00%	10.26%		to	10.26%
2022	16	$1.01	to	$1.01	$17	9.59%	0.00%	to	0.00%	(13.72%)		to	(13.72%)
2021	6	$1.17	to	$1.17	$8	8.92%	0.00%	to	0.00%	1.33%		to	1.33%
2020	0	$1.16	to	$1.16	$1	5.74%	0.00%	to	0.00%	7.32%		to	7.32%
WA Var Global Hi Yd Bond, Cl II
2024	6	$1.42	to	$1.42	$8	5.79%	0.00%	to	0.00%	6.70%		to	6.70%
2023	7	$1.33	to	$1.33	$9	5.39%	0.00%	to	0.00%	9.96%		to	9.96%
2022	7	$1.21	to	$1.21	$8	5.98%	0.00%	to	0.00%	(13.87%)		to	(13.87%)
2021	7	$1.40	to	$1.40	$10	5.04%	0.00%	to	0.00%	1.04%		to	1.04%
2020	3	$1.39	to	$1.39	$5	4.14%	0.00%	to	0.00%	7.12%		to	7.12%

(1)	The accumulation unit values and total returns are presented as a range of values based on the life insurance policies with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 24, 2020.
(6)	New subaccount operations commenced on May 2, 2022.
(7)	New subaccount operations commenced on October 10, 2022.
(8)	New subaccount operations commenced on January 16, 2024.
(9)	New subaccount operations commenced on April 26, 2024.
(10)	The investment income ratio and total return reflect the effect of a reimbursement of income from a trade error. See Note 9 in the Notes to Financial Statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	183

9. REIMBURSEMENT OF INCOME FROM TRADE ERROR

Due to an error in trading instructions during the period, the investment owned by the EV VT Floating-Rate Inc, Inst Cl division of the Account as of December 31, 2024, is comprised of shares of the Initial Class of Eaton Vance VT Floating-Rate Fund. The EV VT Floating-Rate Inc, Inst Cl division intended to invest in Institutional Class shares of the Eaton Vance VT Floating-Rate Fund. On April 8, 2025, the EV VT Floating-Rate Inc, Inst Cl’s Initial Class shares were exchanged to Institutional Class shares of the Fund.

The Eaton Vance VT Floating-Rate Fund Institutional Class shares and its Initial Class shares differ in that Institutional Class shares typically incur lower fund expenses. If the EV VT Floating-Rate Inc, Inst Cl division had held Institutional shares, it would have recorded higher dividend income. RiverSource Life of NY and/or its affiliates have agreed to reimburse the EV VT Floating-Rate Inc, Inst Cl division $23 representing the amount of lower dividend distributions received.

There were no material impacts to any contract holder transactions or account values at any time as a result of this trade error. The investment income ratio and total return presented in the financial highlights reflect the effect of the reimbursement.

184	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

Opinion

We have audited the accompanying financial statements of RiverSource Life Insurance Co. of New York (the “Company”), which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of income, of comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2024, including the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 23, 2025

RiverSource Life Insurance Co. of New York

BALANCE SHEETS

(in thousands, except share amounts)

December 31,	2024	2023
Assets
Investments:
Available-for-Sale:
Fixed maturities, at fair value (amortized cost: 2024, $1,545,537; 2023, $1,680,232; allowance for credit losses: 2024, nil; 2023, $365)	$1,420,630	$1,585,541
Mortgage loans, at amortized cost (allowance for credit losses: 2024, $424; 2023, $554)	130,826	144,910
Policy loans	60,538	53,615
Other investments	638	597
Total investments	1,612,632	1,784,663
Cash and cash equivalents	145,878	80,082
Market risk benefits	147,075	94,641
Reinsurance recoverables (allowance for credit losses: 2024, $3,300; 2023, $3,800)	195,919	205,915
Receivables	10,340	7,863
Accrued investment income	14,363	15,376
Deferred acquisition costs	161,696	166,933
Other assets	189,005	160,302
Separate account assets	4,634,856	4,515,324
Total assets	$7,111,764	$7,031,099

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$1,843,572	$1,916,999
Market risk benefits	26,470	47,166
Other liabilities	175,985	127,513
Separate account liabilities	4,634,856	4,515,324
Total liabilities	6,680,883	6,607,002
Shareholder’s Equity:
Common stock, $10 par value; 200,000 shares authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	106,926	106,926
Retained earnings	428,525	405,131
Accumulated other comprehensive income (loss), net of tax	(106,570)	(89,960)
Total shareholder’s equity	430,881	424,097
Total liabilities and shareholder’s equity	$7,111,764	$7,031,099

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF INCOME

(in thousands)

Years Ended December 31,	2024	2023	2022
Revenues
Premiums	$27,135	$21,413	$16,693
Net investment income	82,817	84,585	72,209
Policy and contract charges	125,670	123,750	125,296
Other revenues	23,564	22,102	23,617
Net realized investment gains (losses)	(419)	187	(3,452)
Total revenues	258,767	252,037	234,363

Benefits and Expenses
Benefits, claims, losses and settlement expenses	51,316	48,540	37,994
Interest credited to fixed accounts	49,396	51,609	51,588
Remeasurement (gains) losses of future policy benefit reserves	(8,588)	2,003	2,225
Change in fair value of market risk benefits	26,843	45,118	40,393
Amortization of deferred acquisition costs	14,146	14,822	15,529
Other insurance and operating expenses	36,697	35,823	34,835
Total benefits and expenses	169,810	197,915	182,564
Pretax income (loss)	88,957	54,122	51,799
Income tax provision (benefit)	15,563	7,555	7,380
Net income	$73,394	$46,567	$44,419

See Notes to Financial Statements.

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

Years Ended December 31,	2024	2023	2022

Net income	$73,394	$46,567	$44,419
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(23,676)	41,675	(213,461)
Effect of changes in discount rate assumptions on certain long-duration contracts	9,241	(6,125)	61,911
Effect of changes in instrument-specific credit risk on market risk benefits	(2,175)	(2,950)	18,837
Total other comprehensive income (loss), net of tax	(16,610)	32,600	(132,713)
Total comprehensive income (loss)	$56,784	$79,167	$(88,294)

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF SHAREHOLDER’S EQUITY

(in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2022	$2,000	$106,926	$427,145	$10,153	$546,224
Net income	—	—	44,419	—	44,419
Other comprehensive loss, net of tax	—	—	—	(132,713)	(132,713)
Cash dividend to RiverSource Life Insurance Company	—	—	(63,000)	—	(63,000)
Balances at December 31, 2022	2,000	106,926	408,564	(122,560)	394,930
Net income	—	—	46,567	—	46,567
Other comprehensive income, net of tax	—	—	—	32,600	32,600
Cash dividend to RiverSource Life Insurance Company	—	—	(50,000)	—	(50,000)
Balances at December 31, 2023	2,000	106,926	405,131	(89,960)	424,097
Net income	—	—	73,394	—	73,394
Other comprehensive loss, net of tax	—	—	—	(16,610)	(16,610)
Cash dividend to RiverSource Life Insurance Company	—	—	(50,000)	—	(50,000)
Balances at December 31, 2024	$2,000	$106,926	$428,525	$(106,570)	$430,881

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF CASH FLOWS

(in thousands)

Years Ended December 31,	2024	2023	2022
Cash Flows from Operating Activities
Net income	$73,394	$46,567	$44,419
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	1,412	2,049	2,971
Deferred income tax (benefit) expense	14,880	(1,519)	(4,674)
Contractholder and policyholder charges, non-cash	(27,735)	(27,744)	(27,193)
(Gain) loss from equity method investments	(62)	(72)	96
Net realized investment (gains) losses	914	431	1,918
Impairments and provision for loan losses	(495)	(618)	1,534
Changes in operating assets and liabilities:
Deferred acquisition costs	5,237	7,105	6,074
Policyholder account balances, future policy benefits and claims, and market risk benefits, net	(77,148)	(42,580)	(46,805)
Derivatives, net of collateral	1,897	(36,844)	(136,006)
Reinsurance recoverables	349	(4,765)	(9,928)
Receivables	(2,277)	553	5,261
Accrued investment income	1,013	(654)	(1,282)
Current income tax, net	(1,753)	(3,253)	3,339
Other, net	9,397	4,121	3,254
Net cash provided by (used in) operating activities	(977)	(57,223)	(157,022)

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	4,609	902	152,436
Maturities, sinking fund payments and calls	127,776	115,763	229,741
Purchases	(216)	(120,653)	(356,097)
Proceeds from maturities and repayments of mortgage loans	17,214	15,195	12,845
Funding of mortgage loans	(3,000)	(2,626)	(14,299)
Proceeds from sales of other investments	21	22	—
Purchase of other investments	—	—	(131)
Change in policy loans, net	(6,923)	(2,824)	1,277
Net cash provided by (used in) investing activities	139,481	5,779	25,772

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	111,071	105,284	92,918
Net transfers from (to) separate accounts	(11,509)	(5,907)	(3,275)
Surrenders and other benefits	(122,035)	(132,933)	(90,640)
Proceeds from line of credit with Ameriprise Financial, Inc.	2,600	—	—
Payments on line of credit with Ameriprise Financial, Inc.	(2,600)	—	—
Cash received for purchased options with deferred premiums	—	10,823	30,753
Cash paid for purchased options with deferred premiums	(235)	(501)	(983)
Cash dividends to RiverSource Life Insurance Company	(50,000)	(50,000)	(63,000)
Net cash provided by (used in) financing activities	(72,708)	(73,234)	(34,227)
Net increase (decrease) in cash and cash equivalents	65,796	(124,678)	(165,477)
Cash and cash equivalents at beginning of period	80,082	204,760	370,237
Cash and cash equivalents at end of period	$145,878	$80,082	$204,760
Supplemental Disclosures:
Income taxes paid (received), net	$2,435	$12,777	$10,115

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the “Company”) is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company (“RiverSource Life”), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The Company issues insurance and annuity products to customers in the State of New York.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”) (the Company’s primary regulator) as described in Note 14.

The Company evaluated events or transactions that occurred after the balance sheet date for potential recognition or disclosure through April 23, 2025, the date the financial statements were issued. No subsequent events or transactions requiring recognition or disclosure were identified.

The Company’s operations constitute a single operating segment, and therefore a single reportable segment, as the chief operating decision maker (“CODM”) manages the business activities using information of the Company as a whole. As its CODM, the Company’s Chairman, President and Chief Executive Officer utilizes the Statements of Income and its net income metric to allocate resources and assess performance of the Company. The accounting policies used to measure the profit and loss of the segment are the same as those described in Note 2.

The Company’s principal products are variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add an optional guaranteed minimum death benefit (“GMDB”) rider to their contract.

The Company also offers payout annuities, term life insurance and disability income (“DI”) insurance.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the financial statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and the recognition of credit losses or impairments, valuation of derivative instruments, litigation reserves, future policy benefits, market risk benefits, and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss) (“AOCI”), net of impacts to benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (i.e., made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (loss) (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for credit losses with a related charge to Net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI.

RiverSource Life Insurance Co. of New York

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-Sale securities is recorded as earned in Accrued investment income. Available-for-Sale securities are generally placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. All previously accrued interest is reversed through Net investment income.

The Company invests in structured investments which are considered variable interest entities (“VIEs”) for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities and commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. The Company has no obligation to provide financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 5 for additional information on these structured investments.

Financing Receivables

Financing receivables are comprised of mortgage loans and policy loans.

Mortgage Loans

Mortgage loans are loans on commercial properties that are originated by the Company and are recorded at amortized cost less the allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on mortgage loans is recorded in Net investment income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in Net investment income.

See Note 6 for additional information on financing receivables.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased.

The allowance for credit losses for mortgage loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on

RiverSource Life Insurance Co. of New York

mortgage loans is recorded through provisions charged to Net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value ratios, and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Nonaccrual Loans

Mortgage loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for mortgage loans.

Loan Modifications

A loan is modified when the Company makes certain concessionary modifications to contractual terms such as principal forgiveness, interest rate reductions, other-than-insignificant payment delays, and/or term extensions in an attempt to make the loan more affordable to a borrower experiencing financial difficulties. Generally, performance prior to the modification or significant events that coincide with the modification are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the modification or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the mortgage loan is uncollectible. Factors used by the Company to determine whether all amounts due on mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location.

If it is determined that foreclosure on a mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated costs to sell, if applicable. Upon foreclosure, the mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned within Other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums paid for traditional life, long term care (“LTC”) and DI insurance and life contingent payout annuities, net of the change in any prepaid reinsurance asset, are reported as a reduction of Premiums. Reinsurance recoveries are reported as components of Benefits, claims, losses and settlement expenses.

UL and VUL reinsurance premiums are reported as a reduction of Policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset and amortized based on estimated gross profits (“EGPs”) over the period the reinsurance policies are in force. Changes in the net cost of reinsurance are reflected as a component of Policy and contract charges.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within Reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include that the Company has no actual history of significant losses and that industry data may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant

RiverSource Life Insurance Co. of New York

change given the long-term nature of these receivables. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to Benefits, claims, losses and settlement expenses.

The Company also assumes life insurance risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within Policyholder account balances, future policy benefits and claims.

See Note 8 for additional information on reinsurance.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in Other assets or Other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

The equity component of IUL obligations is considered an embedded derivative. Additionally, certain annuities contain guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum withdrawal benefits (“GMWB”) provisions accounted for as market risk benefits.

See Note 12 for information regarding the Company’s fair value measurement of derivative instruments and Note 16 for the impact of derivatives on the Statements of Income.

Market Risk Benefits

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Market risk benefits include certain contract features on variable annuity products that provide minimum guarantees to contractholders. Guarantees accounted for as market risk benefits include GMDB, guaranteed minimum income benefit (“GMIB”), GMWB and GMAB. If a contract contains multiple market risk benefits, those market risk benefits are bundled together as a single compound market risk benefit.

Market risk benefits are measured at fair value, at the individual contract level, using a non-option-based valuation approach or an option-based valuation approach dependent upon the fee structure of the contract. Changes in fair value are recognized in net income each period with the exception of the portion of the change in fair value due to a change in the instrument-specific credit risk, which is recognized in OCI.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to Ameriprise Financial’s advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The deferred acquisition costs (“DAC”) associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as write-offs. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, and variable annuity benefit utilization each quarter and, when assessed independently, each could impact the Company’s DAC balances. Unamortized DAC is reduced for actual experience in excess of expected experience.

RiverSource Life Insurance Co. of New York

The analysis of DAC balances and the corresponding amortization considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DAC is amortized on a constant-level basis for the grouped contracts over the expected contract term to approximate straight-line amortization. Contracts are grouped by contract type and issue year into cohorts consistent with the grouping used in estimating the associated liability for future policy benefits. DAC related to all long-duration product types (except for life contingent payout annuities) is grouped on a calendar-year annual basis for each legal entity. Further disaggregation is reported for any contracts that include an additional liability for death or other insurance benefit. DAC related to life contingent payout annuities is grouped on a calendar-year annual basis for each legal entity for policies issued prior to 2021 and on a quarterly basis for each legal entity thereafter.

DAC related to annuity products (including variable deferred annuities, fixed deferred annuities, and life contingent payout annuities) is amortized based on initial premium. DAC related to life insurance products (including UL insurance, VUL insurance, IUL insurance, term life insurance, and whole life insurance) is amortized based on original specified amount (i.e., face amount). DAC related to DI insurance is amortized based on original monthly benefit.

The accounting contract term for annuity products (except for life contingent payout annuities) is the projected accumulation period. Life contingent payout annuities are amortized over the period which annuity payments are expected to be paid. The accounting contract term for life insurance products is the projected life of the contract. DI insurance is amortized over the projected life of the contract, including the claim paying period.

Deferred Sales Inducement Costs

Deferred sales inducements are contract features that are intended to attract new customers or to persuade existing customers to keep their current policy. Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized on a constant level basis using the same methodology and assumptions used to amortize DAC. Deferred sales inducement costs (“DSIC”) is recorded in Other assets and amortization of DSIC is recorded in Benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of, and Separate account liabilities represent the obligation to, the variable annuity contractholders and variable life insurance policyholders who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Statements of Income. Separate account assets are recorded at fair value and Separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance products and life contingent payout annuity products.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, non-life contingent payout annuities, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for IUL products.

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges. The liability for non-life contingent payout annuities is recognized as the present value of future payments using the effective yield at inception of the contract.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined at the reporting date by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 9 for information regarding the liability for contracts with secondary guarantees. Liabilities for IUL products are equal to the accumulation of host contract values, guaranteed benefits, and the fair value of embedded derivatives.

RiverSource Life Insurance Co. of New York

See Note 11 for information regarding variable annuity guarantees.

Embedded Derivatives

The fair value of embedded derivatives related to IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is recorded in Policyholder account balances, future policy benefits and claims. See Note 12 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include cash flows related to unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI, LTC, and life contingent payout annuity policies as claims are incurred in the future. The claim liability (also referred to as disabled life reserve) is presented together as one liability for future policy benefits.

A liability for future policy benefits, which is the present value of estimated future policy benefits to be paid to or on behalf of policyholders and certain related expenses less the present value of estimated future net premiums to be collected from policyholders, is accrued as premium revenue is recognized. Expected insurance benefits are accrued over the life of the contract in proportion to premium revenue recognized (referred to as the net premium approach). The net premium ratio reflects cash flows from contract inception to contract termination (i.e., through the claim paying period) and cannot exceed 100%.

Assumptions utilized in the net premium approach, including mortality, morbidity, and terminations, are reviewed as part of experience studies at least annually or more frequently if suggested by evidence. Expense assumptions and actual expenses are updated within the net premium calculation consistent with other policyholder assumptions.

The updated cash flows used in the calculation are discounted using a forward rate curve. The discount rate represents an upper-medium-grade (i.e., low credit risk) fixed-income instrument yield (i.e., an A rating) that reflects the duration characteristics of the liability. Discount rates are locked in annually, at the end of each year for all products, except life contingent payout annuities, and calculated as the monthly average discount rate curves for the year. For life contingent payout annuities, the discount rates are locked in quarterly at the end of each quarter based on the average of the three months for the quarter.

The liability for future policy benefits will be updated for actual experience at least on an annual basis and concurrent with changes to cash flow assumptions. When net premiums are updated for cash flow changes, the estimated cash flows over the entire life of a group of contracts are updated using historical experience and updated future cash flow assumptions.

The revised net premiums are used to calculate an updated liability for future policy benefits as of the beginning of the reporting period, discounted at the original locked in rate (i.e., contract issuance rate). The updated liability for future policy benefits as of the beginning of the reporting period is then compared with the carrying amount of the liability as of that date prior to updating cash flow assumptions to determine the current period remeasurement gain or loss reflected in current period earnings. The revised net premiums are then applied as of the beginning of the quarter to calculate the benefit expense for the current reporting period.

The difference between the updated carrying amount of the liability for future policy benefits measured using the current discount rate assumption and the original discount rate assumption is recognized in OCI. The interest accretion rate remains the original discount rate used at contract issue date.

If the updating of cash flow assumptions results in the present value of future benefits and expenses exceeding the present value of future gross premiums, a charge to net income is recorded for the current reporting period such that net premiums are set equal to gross premiums. In subsequent periods, the liability for future policy benefits is accrued with net premiums set equal to gross premiums.

Contracts (except for life contingent payout annuities sold subsequent to December 31, 2020) are grouped into cohorts by contract type and issue year, as well as by legal entity and reportable segment. Life contingent payout annuities sold in periods beginning in 2021 are grouped into quarterly cohorts.

See Note 9 for information regarding the liabilities for traditional long-duration products.

Deferred Profit Liability

For limited-payment products, gross premiums received in excess of net premiums are deferred at initial recognition as a deferred profit liability (“DPL”). Gross premiums are measured using assumptions consistent with those used in the measurement of the liability for future policy benefits, including discount rate, mortality, lapses and expenses.

The DPL is amortized and recognized as premium revenue in proportion to expected future benefit payments from annuity contracts. Interest is accreted on the balance of the DPL using the discount rate determined at contract issuance. The Company reviews and updates its estimate of cash flows from the DPL at the same time as the estimates of cash flows for the liability for future policy benefits. When cash flows are updated, the updated estimates are used to recalculate the DPL at contract issuance. The recalculated DPL as of the beginning of the current reporting period is compared to the carrying amount of the DPL as of the beginning of the current reporting period, and any difference is recognized as either a charge or credit to premium revenue.

RiverSource Life Insurance Co. of New York

DPL is recorded in Policyholder account balances, future policy benefits and claims and included as a reconciling item within Note 9.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using the same assumptions and factors used to amortize DAC. The unearned revenue liability is recorded in Other liabilities and the amortization is recorded in Policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded. The controlled group for which the Company is a member is an applicable corporation with regard to the corporate alternative minimum tax (“CAMT”) and is therefore required to compute the CAMT. In accordance with the tax sharing agreement, Ameriprise Financial will be liable for any CAMT liability and expense.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the financial statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 18 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and life contingent payout annuities are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are generally calculated as a percentage of the fair value of assets held in separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges and cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed. These fees and charges are recorded in Policy and contract charges

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

RiverSource Life Insurance Co. of New York

3. RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Segment Reporting — Improvements to Reportable Segment Disclosures

In November 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2023-07, Improvements to Reportable Segment Disclosures, updating reportable segment disclosure requirements in accordance with Topic 280, Segment Reporting (“Topic 280”), primarily through enhanced disclosures about significant segment expenses. In addition, the amendments enhance interim disclosure requirements, clarify circumstances in which an entity can disclose multiple segment measures of profit or loss and contain other disclosure requirements. The amendments also expand Topic 280 disclosures to public entities with one reportable segment. The amendments are effective for annual periods beginning after December 15, 2023, and interim periods beginning after December 15, 2024. The Company adopted the standard on January 1, 2024. The adoption of the standard did not have an impact on the Company’s financial condition and results of operations as the standard is disclosure-related only.

Future Adoption of New Accounting Standards

Income Taxes — Improvements to Income Tax Disclosures

In December 2023, the FASB issued ASU 2023-09, Improvements to Income Tax Disclosures, updating the accounting standards related to income tax disclosures, primarily focused on the disaggregation of income taxes paid and the rate reconciliation table. The standard is to be applied prospectively with an option for retrospective application and is effective for annual periods beginning after December 15, 2024, with early adoption permitted. The Company is assessing changes to the income tax-related disclosures resulting from the standard. The adoption of the standard will not have an impact on the Company’s financial condition and results of operations as the standard is disclosure-related only.

Expenses — Disaggregation of Income Statement Expenses

In November 2024, the FASB issued ASU 2024-03, Disaggregation of Income Statement Expenses, requiring public business entities to disclose disaggregated information about certain income statement expense line items. The disaggregated disclosures are required to be in the footnotes to the financial statements on an annual and interim basis. The standard is to be applied prospectively, with an option for retrospective application and is effective for annual periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption is permitted. The Company is assessing changes to footnote disclosures resulting from the standard. The adoption of the standard will not have an impact on the Company’s financial condition and results of operations as the standard is disclosure-related only.

4. REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Statements of Income:

	Years Ended December 31,
(in thousands)	2024	2023	2022
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$9,678	$9,193	$9,762
Unaffiliated	996	850	829
Total	10,674	10,043	10,591
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	2,498	2,317	2,474
Unaffiliated	1,172	1,029	1,019
	3,670	3,346	3,493
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	19,527	18,482	19,845
Unaffiliated	272	230	232
	19,799	18,712	20,077
Total	23,469	22,058	23,570
Total revenue from contracts with customers	34,143	32,101	34,161
Revenue from other sources(1)	224,624	219,936	200,202
Total revenues	$258,767	$252,037	$234,363

(1)	Amounts primarily consist of revenue associated with insurance and annuity products and investment income from financial instruments.

RiverSource Life Insurance Co. of New York

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and Contract Charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other Revenues

Administrative Fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other Fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $3.2 million and $2.9 million as of December 31, 2024 and 2023, respectively.

5. INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2024
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$902,842	$14,151	$(75,598)	$—	$841,395
Residential mortgage backed securities	264,471	146	(40,511)	—	224,106
Commercial mortgage backed securities	283,246	—	(25,417)	—	257,829
State and municipal obligations	69,925	3,528	(446)	—	73,007
Asset backed securities	24,305	544	(1,359)	—	23,490
Foreign government bonds and obligations	531	54	—	—	585
U.S. government and agency obligations	217	1	—	—	218
Total	$1,545,537	$18,424	$(143,331)	$—	$1,420,630

RiverSource Life Insurance Co. of New York

	December 31, 2023
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$951,360	$25,060	$(54,874)	$(365)	$921,181
Residential mortgage backed securities	290,104	187	(37,468)	—	252,823
Commercial mortgage backed securities	322,845	—	(33,099)	—	289,746
State and municipal obligations	83,146	7,417	(452)	—	90,111
Asset backed securities	31,919	467	(1,648)	—	30,738
Foreign government bonds and obligations	638	84	—	—	722
U.S. government and agency obligations	220	—	—	—	220
Total	$1,680,232	$33,215	$(127,541)	$(365)	$1,585,541

As of December 31, 2024 and 2023, accrued interest of $13.9 million and $14.9 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in Accrued investment income.

As of December 31, 2024 and 2023, fixed maturity securities comprised approximately 88% and 89%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2024 and 2023, $9.4 million and $15.8 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2024			December 31, 2023
Ratings (in thousands, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$295,791	$270,009	19%	$355,286	$319,280	20%
AA	321,502	285,980	20	344,046	315,804	20
A	187,262	181,984	13	175,912	179,826	11
BBB	707,754	651,579	46	762,945	731,081	46
Below investment grade	33,228	31,078	2	42,043	39,550	3
Total fixed maturities	$1,545,537	$1,420,630	100%	$1,680,232	$1,585,541	100%

As of December 31, 2024 and 2023, approximately 74% and 75%, respectively, of securities rated AA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any issuer were greater than 10% of the Company’s total shareholder’s equity as of both December 31, 2024 and 2023.

The following tables summarize the fair value and gross unrealized losses on Available-for-Sale securities, aggregated by major investment type and the length of time that individual securities have been in a continuous unrealized loss position for which no allowance for credit losses has been recorded:

	December 31, 2024
	Less than 12 months			12 months or more			Total
Description of Securities (in thousands, except number of securities)	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	45	$160,846	$(7,630)	151	$515,598	$(67,968)	196	$676,444	$(75,598)
Residential mortgage backed securities	2	2,242	(94)	56	215,835	(40,417)	58	218,077	(40,511)
Commercial mortgage backed securities	—	—	—	86	257,829	(25,417)	86	257,829	(25,417)
State and municipal obligations	5	3,860	(63)	9	6,372	(383)	14	10,232	(446)
Asset backed securities	—	—	—	9	18,493	(1,359)	9	18,493	(1,359)
Total	52	$166,948	$(7,787)	311	$1,014,127	$(135,544)	363	$1,181,075	$(143,331)

RiverSource Life Insurance Co. of New York

	December 31, 2023
	Less than 12 months			12 months or more			Total
Description of Securities (in thousands, except number of securities)	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	17	$75,331	$(1,862)	176	$518,163	$(53,012)	193	$593,494	$(54,874)
Residential mortgage backed securities	5	3,800	(48)	57	242,301	(37,420)	62	246,101	(37,468)
Commercial mortgage backed securities	1	7,423	(216)	97	282,323	(32,883)	98	289,746	(33,099)
State and municipal obligations	3	2,700	(113)	10	6,501	(339)	13	9,201	(452)
Asset backed securities	—	—	—	15	22,384	(1,648)	15	22,384	(1,648)
U.S. government and agency obligations	1	220	—	—	—	—	1	220	—
Total	27	$89,474	$(2,239)	355	$1,071,672	$(125,302)	382	$1,161,146	$(127,541)

As part of the Company’s ongoing monitoring process, management determined that the increase in gross unrealized losses on its Available-for-Sale securities for which an allowance for credit losses has not been recognized during the year ended December 31, 2024 is primarily attributable to higher interest rates. The Company did not recognize these unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2024 and 2023, approximately 93% and 91%, respectively, of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

The following table presents a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in thousands)	Corporate Debt Securities
Balance at January 1, 2022	$—
Additions for which credit losses were not previously recorded	572
Balance at December 31, 2022	572
Additions for which credit losses were not previously recorded	365
Reductions for securities sold during the period (realized)	(458)
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(114)
Balance at December 31, 2023	365
Reductions for securities sold during the period (realized)	(389)
Additional increases (decreases) on securities that had an allowance recorded in a previous period	24
Balance at December 31, 2024	$—

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in Net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in thousands)	2024	2023	2022
Gross realized investment gains	$403	$93	$1,316
Gross realized investment losses	(1,317)	(524)	(3,234)
Credit reversals (losses)	365	207	(572)
Other impairments	—	—	(856)
Total	$(549)	$(224)	$(3,346)

For the year ended December 31, 2024, net credit reversals primarily related to the sale of a previously impaired corporate debt security in the communications industry. For the year ended December 31, 2023, net credit reversals primarily related to the reversal of a previously recorded allowance for credit losses due to the sale of a corporate debt security in the communications industry partially offset by recording an allowance for credit losses of another corporate debt security in the communications industry. For the year ended December 31, 2022, credit losses primarily related to recording an allowance for credit losses on a corporate debt security in the communications industry. Other impairments for the year ended December 31, 2022 related to Available-for-Sale securities which the Company intended to sell.

See Note 17 for a rollforward of net unrealized investment gains (losses) included in AOCI.

RiverSource Life Insurance Co. of New York

Available-for-Sale securities by contractual maturity as of December 31, 2024 were as follows:

(in thousands)	Amortized Cost	Fair Value
Due within one year	$70,900	$70,552
Due after one year through five years	133,792	128,180
Due after five years through 10 years	144,020	131,437
Due after 10 years	624,803	585,036
	973,515	915,205
Residential mortgage backed securities	264,471	224,106
Commercial mortgage backed securities	283,246	257,829
Asset backed securities	24,305	23,490
Total	$1,545,537	$1,420,630

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of Net investment income:

	Years Ended December 31,
(in thousands)	2024	2023	2022
Fixed maturities	$65,545	$66,737	$60,796
Mortgage loans	5,649	6,080	6,419
Other investments	13,094	13,384	6,926
	84,288	86,201	74,141
Less: investment expenses	1,471	1,616	1,932
Total	$82,817	$84,585	$72,209

Net realized investment gains (losses) are summarized as follows:

	Years Ended December 31,
(in thousands)	2024	2023	2022
Fixed maturities	$(549)	$(224)	$(3,346)
Mortgage loans	130	411	(106)
Total	$(419)	$187	$(3,452)

6. FINANCING RECEIVABLES

Financing receivables are comprised of mortgage loans and policy loans. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

Allowance for Credit Losses

The following table presents a rollforward of the allowance for credit losses:

(in thousands)	Mortgage Loans
Balance at January 1, 2022	$859
Provisions	106
Balance at December 31, 2022	965
Provisions	(411)
Balance at December 31, 2023	554
Provisions	(130)
Balance at December 31, 2024	$424

As of December 31, 2024 and 2023, accrued interest on mortgage loans was $432 thousand and $474 thousand, respectively, and is recorded in Accrued investment income and excluded from the amortized cost basis of mortgage loans.

Credit Quality Information

There were no nonperforming loans as of both December 31, 2024 and 2023. All loans were considered to be performing.

Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review.

RiverSource Life Insurance Co. of New York

Based on this review, the mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. There were no mortgage loans which management has assigned its highest risk rating as of both December 31, 2024 and 2023. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. There were no mortgage loans past due as of both December 31, 2024 and 2023.

The tables below present the amortized cost basis of mortgage loans by year of origination and loan-to-value ratio:

	December 31, 2024
(in thousands)	2024	2023	2022	2021	2020	Prior	Total
Loan-to-Value Ratio
>100%	$—	$—	$—	$—	$—	$—	$—
80% – 100%	—	—	—	—	—	—	—
60% – 80%	2,987	—	4,111	—	5,418	5,108	17,624
40% – 60%	—	—	2,755	2,384	6,366	28,864	40,369
<40%	—	1,414	1,100	2,881	8,324	59,538	73,257
Total	$2,987	$1,414	$7,966	$5,265	$20,108	$93,510	$131,250

	December 31, 2023
(in thousands)	2023	2022	2021	2020	2019	Prior	Total
Loan-to-Value Ratio
>100%	$—	$—	$—	$—	$—	$—	$—
80% – 100%	—	—	—	1,988	—	2,118	4,106
60% – 80%	—	5,810	—	3,671	2,481	7,027	18,989
40% – 60%	—	2,350	2,433	6,546	5,466	30,058	46,853
<40%	1,488	—	2,981	8,651	10,287	52,109	75,516
Total	$1,488	$8,160	$5,414	$20,856	$18,234	$91,312	$145,464

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type. For the year ended December 31, 2024, the Company did not have any write-offs of mortgage loans.

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31,		December 31,
(in thousands)	2024	2023	2024	2023
East North Central	$10,463	$12,125	8%	8%
East South Central	4,520	4,904	3	3
Middle Atlantic	15,236	17,055	12	12
Mountain	15,563	20,907	12	14
New England	3,382	3,527	3	3
Pacific	41,816	44,912	32	31
South Atlantic	26,828	25,135	20	17
West North Central	8,202	10,224	6	7
West South Central	5,240	6,675	4	5
Total	$131,250	$145,464	100%	100%

Concentrations of credit risk of mortgage loans by property type were as follows:

	Loans		Percentage
	December 31,		December 31,
(in thousands)	2024	2023	2024	2023
Apartments	$42,598	$45,692	33%	32%
Industrial	23,951	27,264	18	19
Mixed use	5,575	5,882	4	4
Office	16,088	17,849	12	12
Retail	34,710	39,748	27	27
Other	8,328	9,029	6	6
Total	$131,250	$145,464	100%	100%

RiverSource Life Insurance Co. of New York

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Modifications with Borrowers Experiencing Financial Difficulty

There were no modifications of financing receivables with borrowers experiencing financial difficulty by the Company during the years ended December 31, 2024 and 2023.

7. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The following tables summarize the balances of and changes in DAC:

(in thousands)	Variable Annuities	Fixed Annuities	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance
Balance at January 1, 2024	$105,559	$2,569	$5,897	$28,611	$17,858
Capitalization of acquisition costs	4,264	—	23	3,693	355
Amortization	(8,805)	(467)	(436)	(2,415)	(1,312)
Balance at December 31, 2024	$101,018	$2,102	$5,484	$29,889	$16,901

(in thousands)	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products
Balance at January 1, 2024	$79	$264	$807	$5,289	$166,933
Capitalization of acquisition costs	—	340	39	195	8,909
Amortization	(8)	(27)	(63)	(613)	(14,146)
Balance at December 31, 2024	$71	$577	$783	$4,871	$161,696

(in thousands)	Variable Annuities	Fixed Annuities	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance
Balance at January 1, 2023	$110,920	$3,350	$6,338	$27,871	$18,837
Capitalization of acquisition costs	3,760	—	21	3,117	383
Amortization	(9,121)	(781)	(462)	(2,377)	(1,362)
Balance at December 31, 2023	$105,559	$2,569	$5,897	$28,611	$17,858

(in thousands)	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products
Balance at January 1, 2023	$88	$101	$814	$5,719	$174,038
Capitalization of acquisition costs	—	175	56	205	7,717
Amortization	(9)	(12)	(63)	(635)	(14,822)
Balance at December 31, 2023	$79	$264	$807	$5,289	$166,933

The following tables summarize the balances of and changes in DSIC:

(in thousands)	Variable Annuities	Fixed Annuities	Total, All Products
Balance at January 1, 2024	$5,950	$771	$6,721
Amortization	(584)	(147)	(731)
Balance at December 31, 2024	$5,366	$624	$5,990

(in thousands)	Variable Annuities	Fixed Annuities	Total, All Products
Balance at January 1, 2023	$6,589	$1,006	$7,595
Amortization	(639)	(235)	(874)
Balance at December 31, 2023	$5,950	$771	$6,721

RiverSource Life Insurance Co. of New York

8. REINSURANCE

The Company reinsures a portion of its insurance risks through reinsurance agreements with unaffiliated reinsurance companies.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2002 and new individual UL and VUL insurance policies beginning in 2003. Policies issued prior to these dates are not subject to these same reinsurance levels.

For IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance risk previously assumed under reinsurance arrangements with an unaffiliated insurance company.

As of December 31, 2002, the Company discontinued underwriting LTC insurance. For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York (“Genworth”) and retains the remaining risk. This reinsurance arrangement applies for 1996 and later issues only, which are about 90% of the Company’s total in force policies. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold prior to 2010. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2024 and 2023, traditional life and UL insurance policies in force were $11.2 billion and $11.4 billion, respectively, of which $7.9 billion and $8.0 billion as of December 31, 2024 and 2023 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in thousands)	2024	2023	2022
Direct premiums	$37,884	$32,254	$27,673
Reinsurance ceded	(10,749)	(10,841)	(10,980)
Net premiums	$27,135	$21,413	$16,693

Policy and contract charges are presented on the Statements of Income net of $11.6 million, $11.0 million and $10.3 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2024, 2023 and 2022, respectively.

The amount of claims recovered through reinsurance on all contracts was $20.3 million, $22.6 million and $20.4 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Reinsurance recoverables include approximately $146.7 million and $156.7 million related to LTC risk ceded to Genworth as of December 31, 2024 and 2023, respectively.

Policyholder account balances, future policy benefits and claims include $981 thousand and $1.1 million related to previously assumed reinsurance arrangements as of December 31, 2024 and 2023, respectively.

RiverSource Life Insurance Co. of New York

9. POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in thousands)	2024	2023
Policyholder account balances
Policyholder account balances	$1,266,039	$1,322,686
Future policy benefits
Reserve for future policy benefits	452,282	480,237
Deferred profit liability	8,412	5,772
Additional liabilities for insurance guarantees	93,655	86,365
Other insurance and annuity liabilities	14,399	12,043
Total future policy benefits	568,748	584,417
Policy claims and other policyholders’ funds	8,785	9,896
Total policyholder account balances, future policy benefits and claims	$1,843,572	$1,916,999

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain a GMDB. The Company previously offered contracts with GMAB, GMWB and GMIB provisions. See Note 2 and Note 11 for information regarding the Company’s variable annuity guarantees. See Note 12 and Note 16 for additional information regarding the Company’s derivative instruments used to hedge risks related to these guarantees.

Fixed Annuities

Fixed annuities include both deferred and payout contracts. In 2020, the Company discontinued sales of fixed deferred annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Insurance Liabilities

UL policies accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion of their account balance to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest for funds allocated by a contractholder to the indexed account is linked to the performance of the specific index for the indexed account (subject to stated account parameters, which include a cap and floor, or a spread). The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with freestanding derivative instruments. See Note 16 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims, unpaid reported claims and claim adjustment expenses.

RiverSource Life Insurance Co. of New York

The balances of and changes in policyholder account balances were as follows:

(in thousands, except percentages)	Variable Annuities	Fixed Annuities	Non-Life Contingent Payout Annuities	Universal Life Insurance
Balance at January 1, 2024	$251,056	$677,635	$25,052	$87,208
Contract deposits	5,145	6,120	6,530	8,859
Policy charges	(776)	(26)	—	(12,182)
Surrenders and other benefits	(36,893)	(72,274)	(6,642)	(3,427)
Net transfer from (to) separate account liabilities	(3,807)	—	—	—
Interest credited	7,470	25,572	833	2,974
Balance at December 31, 2024	$222,195	$637,027	$25,773	$83,432
Weighted-average crediting rate	3.2%	4.0%	N/A	3.4%
Net amount at risk	N/A	N/A	N/A	$569,918
Cash surrender value(1)	$219,310	$636,172	N/A	$74,110

(in thousands, except percentages)	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2024	$97,977	$159,277	$24,481	$1,322,686
Contract deposits	19,468	13,651	—	59,773
Policy charges	(6,339)	(8,412)	—	(27,735)
Surrenders and other benefits	(4,086)	(3,355)	(1,466)	(128,143)
Net transfer from (to) separate account liabilities	(7,702)	—	—	(11,509)
Interest credited	3,923	9,297	898	50,967
Balance at December 31, 2024	$103,241	$170,458	$23,913	$1,266,039
Weighted-average crediting rate	4.0%	2.3%	4.0%
Net amount at risk	$3,021,978	$917,731	$9,876
Cash surrender value(1)	$70,021	$147,686	$18,280

(in thousands, except percentages)	Variable Annuities	Fixed Annuities	Non-Life Contingent Payout Annuities	Universal Life Insurance
Balance at January 1, 2023	$267,080	$730,919	$27,698	$90,510
Contract deposits	9,736	8,023	4,254	9,224
Policy charges	(554)	(45)	—	(12,393)
Surrenders and other benefits	(30,401)	(88,051)	(7,521)	(3,147)
Net transfer from (to) separate account liabilities	(3,010)	—	—	—
Interest credited	8,205	26,789	621	3,014
Balance at December 31, 2023	$251,056	$677,635	$25,052	$87,208
Weighted-average crediting rate	3.2%	3.9%	N/A	3.4%
Net amount at risk	N/A	N/A	N/A	$592,770
Cash surrender value(1)	$247,881	$676,453	N/A	$76,809

(in thousands, except percentages)	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2023	$98,080	$152,485	$25,984	$1,392,756
Contract deposits	10,495	13,828	—	55,560
Policy charges	(6,655)	(8,081)	—	(27,728)
Surrenders and other benefits	(4,774)	(3,765)	(2,477)	(140,136)
Net transfer from (to) separate account liabilities	(2,897)	—	—	(5,907)
Interest credited	3,728	4,810	974	48,141
Balance at December 31, 2023	$97,977	$159,277	$24,481	$1,322,686
Weighted-average crediting rate	4.0%	2.0%	4.0%
Net amount at risk	$3,049,078	$951,825	$10,233
Cash surrender value(1)	$69,218	$135,122	$18,716

(1)

Cash surrender value represents the amount of the contractholder’s account balances distributable at the balance sheet date less certain surrender charges. For variable annuities and VUL, the cash surrender value shown is the proportion of the total cash surrender value related to their fixed account liabilities.

RiverSource Life Insurance Co. of New York

Refer to Note 11 for the net amount at risk for market risk benefits associated with variable annuities. Fixed and non-life contingent payout annuities do not have net amount at risk in excess of account value. Net amount at risk for insurance products is calculated as the death benefit amount in excess of applicable account values, host, embedded derivative and separate account liabilities.

The following tables present the account values of fixed deferred annuities, fixed insurance, and the fixed portion of variable annuities and variable insurance contracts by range of guaranteed minimum interest rates (“GMIRs”) and the range of the difference between rates credited to policyholders and contractholders as of December 31, 2024 and 2023 and the respective guaranteed minimums, as well as the percentage of account values subject to rate reset in the time period indicated. Rates are reset at management’s discretion, subject to guaranteed minimums.

	December 31, 2024
		Account Values with Crediting Rates
(in thousands, except percentages)	Range of Guaranteed Minimum Crediting Rates	At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1% – 1.99%	$2,059	$9,655	$7,152	$5,074	$126	$24,066
	2% – 2.99%	4,904	—	—	—	—	4,904
	3% – 3.99%	102,364	67	—	—	—	102,431
	4% – 5.00%	85,029	—	—	—	—	85,029
	Total	$194,356	$9,722	$7,152	$5,074	$126	$216,430
Fixed annuities	1% – 1.99%	$6,132	$12,131	$13,918	$6,307	$3,114	$41,602
	2% – 2.99%	572	105	13	—	—	690
	3% – 3.99%	267,561	148	—	—	—	267,709
	4% – 5.00%	326,709	—	—	—	—	326,709
	Total	$600,974	$12,384	$13,931	$6,307	$3,114	$636,710
Universal life insurance	1% – 1.99%	$—	$—	$—	$—	$—	$—
	2% – 2.99%	3,389	148	743	7	44	4,331
	3% – 3.99%	45,770	45	254	659	—	46,728
	4% – 5.00%	29,958	179	11	—	—	30,148
	Total	$79,117	$372	$1,008	$666	$44	$81,207
Fixed accounts of variable universal life insurance	1% – 1.99%	$—	$—	$244	$104	$1,667	$2,015
	2% – 2.99%	376	803	—	33	452	1,664
	3% – 3.99%	5,637	32	93	692	—	6,454
	4% – 5.00%	42,983	564	—	—	—	43,547
	Total	$48,996	$1,399	$337	$829	$2,119	$53,680
Non-indexed accounts of indexed universal life insurance	1% – 1.99%	$—	$—	$376	$128	$—	$504
	2% – 2.99%	—	9,783	—	—	—	9,783
	3% – 3.99%	—	—	—	—	—	—
	4% – 5.00%	—	—	—	—	—	—
	Total	$—	$9,783	$376	$128	$—	$10,287
Other life insurance	1% – 1.99%	$—	$—	$—	$—	$—	$—
	2% – 2.99%	—	—	—	—	—	—
	3% – 3.99%	—	—	—	—	—	—
	4% – 5.00%	18,207	—	—	—	—	18,207
	Total	$18,207	$—	$—	$—	$—	$18,207
Total	1% – 1.99%	$8,191	$21,786	$21,690	$11,613	$4,907	$68,187
	2% – 2.99%	9,241	10,839	756	40	496	21,372
	3% – 3.99%	421,332	292	347	1,351	—	423,322
	4% – 5.00%	502,886	743	11	—	—	503,640
	Total	$941,650	$33,660	$22,804	$13,004	$5,403	$1,016,521
Percentage of total account values that reset in:
Next 12 months		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
>12 months to 24 months		—	—	—	—	—	—
>24 months		—	—	—	—	—	—
Total		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

RiverSource Life Insurance Co. of New York

	December 31, 2023
		Account Values with Crediting Rates
(in thousands, except percentages)	Range of Guaranteed Minimum Crediting Rates	At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1% – 1.99%	$3,762	$12,487	$6,593	$3,836	$1,353	$28,031
	2% – 2.99%	5,385	—	—	—	—	5,385
	3% – 3.99%	119,503	—	—	—	—	119,503
	4% – 5.00%	91,460	—	—	—	—	91,460
	Total	$220,110	$12,487	$6,593	$3,836	$1,353	$244,379
Fixed annuities	1% – 1.99%	$6,931	$26,004	$12,838	$8,108	$—	$53,881
	2% – 2.99%	893	269	—	—	—	1,162
	3% – 3.99%	300,328	86	—	—	—	300,414
	4% – 5.00%	321,863	—	—	—	—	321,863
	Total	$630,015	$26,359	$12,838	$8,108	$—	$677,320
Universal life insurance	1% – 1.99%	$—	$—	$—	$—	$—	$—
	2% – 2.99%	3,411	117	465	7	25	4,025
	3% – 3.99%	47,337	46	259	420	—	48,062
	4% – 5.00%	32,800	59	19	—	—	32,878
	Total	$83,548	$222	$743	$427	$25	$84,965
Fixed accounts of variable universal life insurance	1% – 1.99%	$—	$264	$171	$—	$1,068	$1,503
	2% – 2.99%	920	640	—	41	412	2,013
	3% – 3.99%	6,405	38	123	462	—	7,028
	4% – 5.00%	45,045	144	—	—	—	45,189
	Total	$52,370	$1,086	$294	$503	$1,480	$55,733
Non-indexed accounts of indexed universal life insurance	1% – 1.99%	$—	$—	$184	$—	$—	$184
	2% – 2.99%	9,091	—	—	—	—	9,091
	3% – 3.99%	—	—	—	—	—	—
	4% – 5.00%	—	—	—	—	—	—
	Total	$9,091	$—	$184	$—	$—	$9,275
Other life insurance	1% – 1.99%	$—	$—	$—	$—	$—	$—
	2% – 2.99%	—	—	—	—	—	—
	3% – 3.99%	—	—	—	—	—	—
	4% – 5.00%	18,649	—	—	—	—	18,649
	Total	$18,649	$—	$—	$—	$—	$18,649
Total	1% – 1.99%	$10,693	$38,755	$19,786	$11,944	$2,421	$83,599
	2% – 2.99%	19,700	1,026	465	48	437	21,676
	3% – 3.99%	473,573	170	382	882	—	475,007
	4% – 5.00%	509,817	203	19	—	—	510,039
	Total	$1,013,783	$40,154	$20,652	$12,874	$2,858	$1,090,321
Percentage of total account values that reset in:
Next 12 months		100.0%	99.7%	99.0%	100.0%	100.0%	100.0%
>12 months to 24 months		—	0.3	1.0	—	—	—
>24 months		—	—	—	—	—	—
Total		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

RiverSource Life Insurance Co. of New York

The following tables summarize the balances of and changes in the liability for future policy benefits:

(in thousands, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2024	$—	$34,522	$7,836	$48,489	$90,847
Beginning balance at original discount rate	—	35,649	7,720	47,397	90,766
Effect of changes in cash flow assumptions	—	3,237	(1,939)	4,830	6,128
Effect of actual variances from expected experience	—	(2,229)	(837)	(409)	(3,475)
Adjusted beginning of year balance	$—	$36,657	$4,944	$51,818	$93,419
Issuances	13,729	3,071	553	—	17,353
Interest accrual	53	1,788	309	2,512	4,662
Net premiums collected	(13,782)	(3,490)	(621)	(6,107)	(24,000)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$38,026	$5,185	$48,223	$91,434
Effect of changes in discount rate assumptions	—	(2,680)	(244)	50	(2,874)
Balance at December 31, 2024	$—	$35,346	$4,941	$48,273	$88,560

Present Value of Future Policy Benefits:
Balance at January 1, 2024	$64,261	$74,238	$37,113	$395,386	$570,998
Beginning balance at original discount rate	67,270	73,159	34,643	383,284	558,356
Effect of changes in cash flow assumptions	(1,352)	3,921	(3,096)	(1,924)	(2,451)
Effect of actual variances from expected experience	(1,387)	(2,563)	(1,481)	(2,519)	(7,950)
Adjusted beginning of year balance	$64,531	$74,517	$30,066	$378,841	$547,955
Issuances	13,729	3,061	552	—	17,342
Interest accrual	3,152	4,132	1,916	19,949	29,149
Benefit payments	(9,471)	(5,669)	(2,709)	(24,889)	(42,738)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$71,941	$76,041	$29,825	$373,901	$551,708
Effect of changes in discount rate assumptions	(4,372)	(2,471)	787	(4,866)	(10,922)
Balance at December 31, 2024	$67,569	$73,570	$30,612	$369,035	$540,786
Adjustment due to reserve flooring	$—	$56	$—	$—	$56

Net liability for future policy benefits	$67,569	$38,280	$25,671	$320,762	$452,282
Less: reinsurance recoverable	—	27,679	718	146,132	174,529
Net liability for future policy benefits, after reinsurance recoverable	$67,569	$10,601	$24,953	$174,630	$277,753
Discounted expected future gross premiums	$—	$82,293	$43,468	$57,490	$183,251
Expected future gross premiums	$—	$136,563	$62,172	$79,143	$277,878
Expected future benefit payments	$101,241	$126,924	$49,284	$626,799	$904,248
Weighted average interest accretion rate	4.5%	6.2%	6.5%	5.4%
Weighted average discount rate	5.4%	5.7%	5.6%	5.6%
Weighted average duration of liability (in years)	6	6	7	8

RiverSource Life Insurance Co. of New York

(in thousands, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products

Present Value of Expected Net Premiums:
Balance at January 1, 2023	$—	$34,620	$7,326	$46,639	$88,585
Beginning balance at original discount rate	—	36,678	7,426	46,413	90,517
Effect of changes in cash flow assumptions	—	(1,238)	(788)	3,562	1,536
Effect of actual variances from expected experience	—	(754)	819	1,791	1,856
Adjusted beginning of year balance	$—	$34,686	$7,457	$51,766	$93,909
Issuances	8,076	2,607	716	—	11,399
Interest accrual	39	1,747	390	2,473	4,649
Net premiums collected	(8,115)	(3,391)	(843)	(6,842)	(19,191)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$35,649	$7,720	$47,397	$90,766
Effect of changes in discount rate assumptions	—	(1,127)	116	1,092	81
Balance at December 31, 2023	$—	$34,522	$7,836	$48,489	$90,847

Present Value of Future Policy Benefits:
Balance at January 1, 2023	$61,387	$73,706	$36,111	$378,407	$549,611
Beginning balance at original discount rate	66,201	74,238	34,489	376,914	551,842
Effect of changes in cash flow assumptions	—	(1,241)	(1,091)	2,302	(30)
Effect of actual variances from expected experience	(1,074)	(1,296)	1,000	7,258	5,888
Adjusted beginning of year balance	$65,127	$71,701	$34,398	$386,474	$557,700
Issuances	8,076	2,607	714	—	11,397
Interest accrual	2,810	4,066	2,031	20,274	29,181
Benefit payments	(8,743)	(5,215)	(2,500)	(23,464)	(39,922)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$67,270	$73,159	$34,643	$383,284	$558,356
Effect of changes in discount rate assumptions	(3,009)	1,079	2,470	12,102	12,642
Balance at December 31, 2023	$64,261	$74,238	$37,113	$395,386	$570,998

Adjustment due to reserve flooring	$—	$86	$—	$—	$86

Net liability for future policy benefits	$64,261	$39,802	$29,277	$346,897	$480,237
Less: reinsurance recoverable	—	28,013	942	156,173	185,128
Net liability for future policy benefits, after reinsurance recoverable	$64,261	$11,789	$28,335	$190,724	$295,109
Discounted expected future gross premiums	$—	$88,128	$47,156	$52,116	$187,400
Expected future gross premiums	$—	$138,691	$65,922	$69,651	$274,264
Expected future benefit payments	$93,290	$120,813	$58,748	$653,735	$926,586

Weighted average interest accretion rate	4.2%	6.2%	6.1%	5.3%
Weighted average discount rate	4.9%	5.1%	5.1%	5.1%

Weighted average duration of liability (in years)	6	7	8	8

Impacts of the annual review of policy benefit reserves assumptions are reflected within the effect of changes in cash flow assumptions in the disaggregated rollforwards above. The annual review of policy benefit reserves assumptions in the third quarter of 2024 resulted in a net decrease in future policy benefit reserves, primarily due to updates to LTC premium rate increases and decreased disability income insurance claim incidence rates. The annual review of policy benefit reserves assumptions in the third quarter of 2023 resulted in a net decrease in future policy benefit reserves, primarily due to updates to LTC premium rate increase and benefit reduction assumptions.

RiverSource Life Insurance Co. of New York

The balances of and changes in additional liabilities related to insurance guarantees were as follows:

(in thousands, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2024	$80,639	$5,509	$217	$86,365
Interest accrual	2,550	379	22	2,951
Benefit accrual	9,648	424	241	10,313
Benefit payments	(3,541)	(352)	(231)	(4,124)
Effect of actual variances from expected experience	(91)	(352)	(65)	(508)
Impact of change in net unrealized (gains) losses on securities	(1,107)	(51)	(184)	(1,342)
Balance at December 31, 2024	$88,098	$5,557	$—	$93,655
Weighted average interest accretion rate	3.0%	6.7%	3.9%
Weighted average discount rate	3.2%	7.0%	4.1%
Weighted average duration of reserves (in years)	9	7	7

(in thousands, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2023	$72,524	$4,620	$(203)	$76,941
Interest accrual	2,317	344	28	2,689
Benefit accrual	9,474	405	218	10,097
Benefit payments	(4,890)	(405)	(309)	(5,604)
Effect of actual variances from expected experience	(751)	462	(140)	(429)
Impact of change in net unrealized (gains) losses on securities	1,965	83	623	2,671
Balance at December 31, 2023	$80,639	$5,509	$217	$86,365
Weighted average interest accretion rate	2.9%	6.7%	4.0%
Weighted average discount rate	3.2%	7.0%	4.1%
Weighted average duration of reserves (in years)	10	8	7

The amount of revenue and interest recognized in the Statements of Income was as follows:

	Years Ended December 31,
	2024		2023
(in thousands)	Gross Premiums	Interest Expense	Gross Premiums	Interest Expense
Life contingent payout annuities	$15,122	$3,099	$8,895	$2,771
Term and whole life insurance	9,366	2,344	9,177	2,319
Disability income insurance	6,354	1,607	6,609	1,641
Long term care insurance	7,042	17,437	7,573	17,801
Total	$37,884	$24,487	$32,254	$24,532

The following tables summarize the balances of and changes in unearned revenue:

(in thousands)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Total, All Products
Balance at January 1, 2024	$98	$9,038	$20,154	$29,290
Deferral of revenue	12	3,285	3,780	7,077
Amortization	(13)	(759)	(1,655)	(2,427)
Balance at December 31, 2024	$97	$11,564	$22,279	$33,940
Balance at January 1, 2023	$98	$6,912	$17,734	$24,744
Deferral of revenue	14	2,714	3,877	6,605
Amortization	(14)	(588)	(1,457)	(2,059)
Balance at December 31, 2023	$98	$9,038	$20,154	$29,290

RiverSource Life Insurance Co. of New York

10. SEPARATE ACCOUNT ASSETS AND LIABILITIES

The fair value of separate account assets is invested exclusively in mutual funds.

The balances of and changes in separate account liabilities were as follows:

(in thousands)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2024	$4,018,325	$496,999	$4,515,324
Premiums and deposits	112,608	28,088	140,696
Policy charges	(80,105)	(19,541)	(99,646)
Surrenders and other benefits	(424,604)	(24,446)	(449,050)
Investment return	454,577	68,658	523,235
Net transfer from (to) general account	2,982	1,377	4,359
Other charges	(60)	(2)	(62)
Balance at December 31, 2024	$4,083,723	$551,133	$4,634,856
Cash surrender value	$3,989,419	$521,592	$4,511,011

(in thousands)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2023	$3,793,152	$437,738	$4,230,890
Premiums and deposits	83,153	25,482	108,635
Policy charges	(77,945)	(18,750)	(96,695)
Surrenders and other benefits	(298,531)	(20,075)	(318,606)
Investment return	516,055	71,946	588,001
Net transfer from (to) general account	2,510	661	3,171
Other charges	(69)	(3)	(72)
Balance at December 31, 2023	$4,018,325	$496,999	$4,515,324
Cash surrender value	$3,912,313	$472,542	$4,384,855

11. MARKET RISK BENEFITS

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Most of the variable annuity contracts issued by the Company contain a GMDB provision. The Company previously offered contracts containing GMWB, GMAB, or GMIB provisions.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract.

The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value at specified contract anniversary intervals minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At contract issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

RiverSource Life Insurance Co. of New York

Variable annuity contractholders age 79 or younger at contract issue could obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Individual variable annuity contracts may have both a death benefit and a living benefit. Net amount at risk is quantified for each benefit and a composite net amount at risk is calculated using the greater of the death benefit or living benefit for each individual contract. The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following tables summarize the balances of and changes in market risk benefits:

	Years Ended December 31,
(in thousands, except age)	2024	2023	2022
Balance at beginning of period	$(47,475)	$4,137	$92,975
Issuances	—	3	42
Interest accrual and time decay	(9,164)	(8,114)	(16,308)
Reserve increase from attributed fees collected	43,501	43,343	44,350
Reserve release for benefit payments and derecognition	(297)	(1,878)	(1,391)
Effect of changes in interest rates and bond markets	(53,866)	(19,266)	(216,461)
Effect of changes in equity markets and subaccount performance	(64,842)	(69,222)	120,007
Effect of changes in equity index volatility	3,339	(4,254)	11,723
Actual policyholder behavior different from expected behavior	1,653	(2,579)	(1,594)
Effect of changes in other future expected assumptions	3,793	6,621	(5,362)
Effect of changes in the instrument-specific credit risk on market risk benefits	2,753	3,734	(23,844)
Balance at end of period	$(120,605)	$(47,475)	$4,137
Reconciliation of the gross balances in an asset or liability position:
Asset position	$147,075	$94,641	$64,498
Liability position	(26,470)	(47,166)	(68,635)
Net asset (liability) position	$120,605	$47,475	$(4,137)
Guaranteed benefit amount in excess of current account balances (net amount at risk):
Death benefits	$19,210	$58,245	$180,279
Living benefits	$38,955	$54,321	$185,651
Composite (greater of)	$55,956	$107,200	$339,888

Weighted average attained age of contractholders	68	67	67

Changes in unrealized (gains) losses in net income relating to liabilities held at end of period	$(118,760)	$(96,583)	$(106,928)
Changes in unrealized (gains) losses in other comprehensive income (loss) relating to liabilities held at end of period	$2,866	$3,742	$(23,420)

The following tables provide a summary of the significant inputs and assumptions used in the fair value measurements developed by the Company or reasonably available to the Company of market risk benefits:

	December 31, 2024
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in thousands)
Market risk benefits	$(120,605)	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	52.8%	12.6%
			Surrender rate(2)	0.4%	–	39.4%	3.9%
			Market volatility(3)	0.0%	–	24.6%	10.3%
			Nonperformance risk(4)	65 bps			65	bps
			Mortality rate(5)	0.0%	–	37.4%	1.8%

	December 31, 2023
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in thousands)
Market risk benefits	$(47,475)	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	48.0%	12.1%
			Surrender rate(2)	0.3%	–	55.7%	3.9%
			Market volatility(3)	0.0%	–	25.2%	10.6%
			Nonperformance risk(4)	85 bps			85	bps
			Mortality rate(5)	0.0%	–	35.4%	1.7%

RiverSource Life Insurance Co. of New York

(1)

The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year. The weighted average utilization rate represents the average assumption, weighted based on the benefit base. The calculation excludes policies that have already started taking withdrawals.

(2)	The weighted average surrender rate represents the average assumption weighted based on the account value of each contract.
(3)

Market volatility represents the implied volatility of each contractholder’s mix of funds. The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

(4)	The nonperformance risk is the spread added to the U.S. Treasury curve.
(5)	The weighted average mortality rate represents the average assumption weighted based on the account value of each contract.

Changes to Significant Inputs and Assumptions:

During the years ended December 31, 2024 and 2023, the Company updated inputs and assumptions based on management’s review of experience studies. These updates resulted in the following notable changes in the fair value estimates of market risk benefits calculations:

Year ended December 31, 2024

•	Updates to utilization of guaranteed withdrawal assumptions resulted in a decrease to pretax income of $994 thousand.

•	Updates to surrender assumptions resulted in a decrease to pretax income of $2.3 million.

Year ended December 31, 2023

•	Updates to utilization of guaranteed withdrawal assumptions resulted in a decrease to pretax income of $1.5 million.

•	Updates to surrender assumptions resulted in a decrease to pretax income of $5.0 million.

Refer to the rollforward of market risk benefits for the impacts of changes to interest rate, equity market, volatility and nonperformance risk assumptions.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in utilization and volatility used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender assumptions used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Significant increases (decreases) in mortality assumptions used in the fair value measurement of the death benefit portion of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value whereas significant increases (decreases) in mortality rates used in the fair value measurement of the life contingent portion of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Surrender assumptions, utilization assumptions and mortality assumptions vary with the type of base product, type of rider, duration of the policy, age of the contractholder, calendar year of the projection, previous withdrawal history, and the relationship between the value of the guaranteed benefit and the contract accumulation value.

Determination of Fair Value

The Company values market risk benefits using internal valuation models. These models include observable capital market assumptions and significant unobservable inputs related to implied volatility, contractholder behavior assumptions that include margins for risk, and the Company’s nonperformance risk. These measurements are classified as Level 3.

12. FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Co. of New York

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2024
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$826,806	$14,589	$841,395
Residential mortgage backed securities	—	224,106	—	224,106
Commercial mortgage backed securities	—	257,829	—	257,829
State and municipal obligations	—	73,007	—	73,007
Asset backed securities	—	23,490	—	23,490
Foreign government bonds and obligations	—	585	—	585
U.S. government and agency obligations	218	—	—	218
Total Available-for-Sale securities	218	1,405,823	14,589	1,420,630
Cash equivalents	—	145,762	—	145,762
Market risk benefits	—	—	147,075	147,075	(1)
Other assets:
Interest rate derivative contracts	79	1,712	—	1,791
Equity derivative contracts	2,011	115,824	—	117,835
Foreign exchange derivative contracts	189	426	—	615
Total other assets	2,279	117,962	—	120,241
Separate account assets at net asset value (“NAV”)				4,634,856	(2)
Total assets at fair value	$2,497	$1,669,547	$161,664	$6,468,564

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$59,724	$59,724
Total policyholder account balances, future policy benefits and claims	—	—	59,724	59,724	(3)
Market risk benefits	—	—	26,470	26,470	(1)
Other liabilities:
Interest rate derivative contracts	—	2,229	—	2,229
Equity derivative contracts	202	45,911	—	46,113
Total other liabilities	202	48,140	—	48,342
Total liabilities at fair value	$202	$48,140	$86,194	$134,536

RiverSource Life Insurance Co. of New York

	December 31, 2023
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$897,905	$23,276	$921,181
Residential mortgage backed securities	—	252,823	—	252,823
Commercial mortgage backed securities	—	289,746	—	289,746
State and municipal obligations	—	90,111	—	90,111
Asset backed securities	—	30,738	—	30,738
Foreign government bonds and obligations	—	722	—	722
U.S. government and agency obligations	220	—	—	220
Total Available-for-Sale securities	220	1,562,045	23,276	1,585,541
Cash equivalents	—	79,967	—	79,967
Market risk benefits	—	—	94,641	94,641	(1)
Other assets:
Interest rate derivative contracts	141	3,039	—	3,180
Equity derivative contracts	1,540	69,821	—	71,361
Foreign exchange derivative contracts	74	232	—	306
Total other assets	1,755	73,092	—	74,847
Separate account assets at NAV				4,515,324	(2)
Total assets at fair value	$1,975	$1,715,104	$117,917	$6,350,320

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$50,529	$50,529
Total policyholder account balances, future policy benefits and claims	—	—	50,529	50,529	(3)
Market risk benefits	—	—	47,166	47,166	(1)
Other liabilities:
Interest rate derivative contracts	2	2,806	—	2,808
Equity derivative contracts	165	35,344	—	35,509
Foreign exchange derivative contracts	104	—	—	104
Credit derivative contracts	—	3,508	—	3,508
Total other liabilities	271	41,658	—	41,929
Total liabilities at fair value	$271	$41,658	$97,695	$139,624

(1)

See Note 11 for additional information related to market risk benefits, including the balances of and changes in market risk benefits as well as the significant inputs and assumptions used in the fair value measurements of market risk benefits.

(2)

Amounts are comprised of financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(3)	The Company’s adjustment for nonperformance risk resulted in a $6.5 million and $7.5 million cumulative decrease to the embedded derivatives as of December 31, 2024 and 2023, respectively.

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities		Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities		IUL Embedded Derivatives
Balance at January 1, 2024	$23,276		$(50,529)
Total gains (losses) included in:
Net income	(58	)(1)	(17,910	)(2)
Other comprehensive income (loss)	410		—
Issues	—		(257)
Settlements	(9,039)		8,972
Balance at December 31, 2024	$14,589		$(59,724)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2024	$(58	)(1)	$(17,910	)(2)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets and liabilities held at December 31, 2024	$249		$—

RiverSource Life Insurance Co. of New York

	Available-for-Sale Securities		Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities		IUL Embedded Derivatives
Balance at January 1, 2023	$29,372		$(42,382)
Total gains (losses) included in:
Net income	(68	)(1)	(13,670	)(2)
Other comprehensive income (loss)	585		—
Purchases	419		—
Issues	—		(2,453)
Settlements	(7,032)		7,976
Balance at December 31, 2023	$23,276		$(50,529)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2023	$(68	)(1)	$(13,670	)(2)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets and liabilities held at December 31, 2023	$511		$—

	Available-for-Sale Securities		Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities		IUL Embedded Derivatives
Balance at January 1, 2022	$45,834		$(51,617)
Total gains (losses) included in:
Net income	(69	)(1)	5,029 (2)
Other comprehensive income (loss)	(3,002)		—
Issues	—		(2,483)
Settlements	(13,391)		6,689
Balance at December 31, 2022	$29,372		$(42,382)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2022	$(66	)(1)	$5,029 (2)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets and liabilities held at December 31, 2022	$(2,829)		$—

(1)	Included in Net investment income.
(2)	Included in Interest credited to fixed accounts.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $(454) thousand, $20 thousand and $1.7 million, net of the reinsurance accrual, for the years ended December 31, 2024, 2023 and 2022, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs or fair values that were included in an observable transaction with a market participant. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2024
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$14,560	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	0.8%	–	1.6%	1.3%
IUL embedded derivatives	$59,724	Discounted cash flow	Nonperformance risk(2)	65 bps			65	bps

	December 31, 2023
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$23,253	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.0%	–	2.4%	1.6%
IUL embedded derivatives	$50,529	Discounted cash flow	Nonperformance risk(2)	85 bps			85	bps

(1)

The weighted average for the yield/spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)	The nonperformance risk is the spread added to the U.S. Treasury curve.

RiverSource Life Insurance Co. of New York

Level 3 measurements not included in the tables above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company or fair values estimated based on a transaction near the balance sheet date.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. The fair value of securities included in an observable transaction with a market participant are also considered Level 2 when the market is not active.

Level 3 securities primarily include certain corporate bonds. The fair value of corporate bonds classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote.

Management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. The Company’s cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of both December 31, 2024 and 2023. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

RiverSource Life Insurance Co. of New York

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of IUL products.

The Company uses discounted cash flow models to determine the fair value of the embedded derivatives associated with the provisions of its IUL products. The fair value of IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption, the IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of both December 31, 2024 and 2023. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

During the years ended December 31, 2024 and 2023, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Assets and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value:

	December 31, 2024
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$130,826	$—	$—	$120,595	$120,595
Policy loans	60,538	—	60,538	—	60,538

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$665,141	$—	$—	$636,395	$636,395
Separate account liabilities – investment contracts	3,358	—	3,358	—	3,358

	December 31, 2023
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$144,910	$—	$—	$134,224	$134,224
Policy loans	53,615	—	53,615	—	53,615

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$705,348	$—	$—	$684,945	$684,945
Separate account liabilities – investment contracts	3,412	—	3,412	—	3,412

See Note 6 for additional information on mortgage loans and policy loans.

Policyholder account balances, future policy benefits and claims include fixed annuities in deferral status, non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 9 for additional information on these liabilities. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

RiverSource Life Insurance Co. of New York

13. RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $22.6 million, $23.0 million and $22.9 million for the years ended December 31, 2024, 2023 and 2022, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Income Taxes

The Company’s taxable income is included in the consolidated federal and various state income tax returns of Ameriprise Financial. The net amount due from (to) Ameriprise Financial for income taxes was $1.3 million and $(428) thousand as of December 31, 2024 and 2023, respectively, which is reflected in Other assets and Other liabilities.

Lines of Credit

The Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed the lesser of $25 million or 3% of the Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate under the agreement is a Daily Simple Secured Overnight Financing Rate plus 0.1% and an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. The credit agreement is amended to extend the maturity on an annual basis with Ameriprise Financial, subject to the New York Department’s non-disapproval. There were no amounts outstanding on this line of credit as of both December 31, 2024 and 2023.

Dividends or Distributions

During the years ended December 31, 2024, 2023 and 2022, the Company paid cash dividends or distributions of $50 million, $50 million and $63 million, respectively, to RiverSource Life. For dividend or other distributions from the Company, advance notification was provided to the New York Department prior to payments. See Note 14 for additional information.

14. STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The State of New York has adopted the NAIC Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles. In addition, New York has prescribed certain reserve requirements that differ from those required under NAIC statutory accounting principles. As of December 31, 2024 and 2023, application of these New York prescribed practices which deviate from the NAIC requirements resulted in a decrease of $469 thousand and an increase of $7.1 million to the Company’s net income, respectively, and a decrease to the Company’s statutory surplus of $76.5 million and $76.1 million, respectively. The Company’s RBC would not have triggered a regulatory event without the application of these prescribed practices.

The more significant differences between NAIC statutory accounting principles and GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

State insurance statutes generally require insurance companies to provide notice to state regulators prior to payment of dividends or distributions and those dividends or distributions exceeding prescribed limitations are subject to potential disapproval. For the Company, dividends or distributions in a calendar year which exceed the greater of: (i) 10% of statutory surplus as of the immediately preceding year end, or (ii) statutory net gain from operations for the immediately preceding calendar year, not to exceed 30% of statutory surplus as of the immediately preceding year end would require pre-notification to the New York Department and are subject to potential disapproval. Statutory net gain from operations was $83.8 million, $66.6 million and $212.7 million for the years ended December 31, 2024, 2023 and 2022, respectively.

RiverSource Life Insurance Co. of New York

Comparisons of net income and shareholder’s equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York (“SAP”) were as follows:

	Years Ended December 31,
(in thousands)	2024	2023	2022
Net Income
Net income, per accompanying GAAP financial statements	$73,394	$46,567	$44,419
Net income (loss), SAP basis(1)	(17,477)	60,310	317,442
Difference	$90,871	$(13,743)	$(273,023)

	December 31,
(in thousands)	2024	2023
Shareholder’s Equity
Shareholder’s equity, per accompanying GAAP financial statements	$430,881	$424,097
Capital and surplus, SAP basis(2)	218,309	244,121
Difference	$212,572	$179,976

(1)

Results may be significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts may be substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

(2)	Includes unassigned surplus of $109.4 million and $135.2 million as of December 31, 2024 and 2023, respectively.

As of December 31, 2024 and 2023, bonds carried at $217 thousand and $220 thousand, respectively, were on deposit with the State of New York as required by law.

15. OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2024
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$117,297	$—	$117,297	$(37,596)	$(73,188)	$(6,475)	$38
OTC cleared	665	—	665	(665)	—	—	—
Exchange-traded	2,279	—	2,279	(202)	—	—	2,077
Total	$120,241	$—	$120,241	$(38,463)	$(73,188)	$(6,475)	$2,115

	December 31, 2023
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$72,768	$—	$72,768	$(29,626)	$(40,364)	$(2,249)	$529
OTC cleared	323	—	323	(323)	—	—	—
Exchange-traded	1,756	—	1,756	(271)	—	—	1,485
Total	$74,847	$—	$74,847	$(30,220)	$(40,364)	$(2,249)	$2,014

(1)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

RiverSource Life Insurance Co. of New York

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2024
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$46,836	$—	$46,836	$(37,596)	$—	$(9,240)	$—
OTC cleared	1,304	—	1,304	(665)	—	—	639
Exchange-traded	202	—	202	(202)	—	—	—
Total	$48,342	$—	$48,342	$(38,463)	$—	$(9,240)	$639

	December 31, 2023
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$39,853	$—	$39,853	$(29,626)	$(7,007)	$(3,063)	$157
OTC cleared	1,805	—	1,805	(323)	—	—	1,482
Exchange-traded	271	—	271	(271)	—	—	—
Total	$41,929	$—	$41,929	$(30,220)	$(7,007)	$(3,063)	$1,639

(1)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in Other assets and Other liabilities. Cash collateral pledged by the Company is reflected in Other assets and cash collateral accepted by the Company is reflected in Other liabilities. See Note 16 for additional disclosures related to the Company’s derivative instruments.

16. DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 15 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Co. of New York

Generally, the Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2024			December 31, 2023
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in thousands)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$1,822,300	$1,791	$2,229	$1,883,300	$3,180	$2,808
Equity contracts	1,551,292	117,835	46,113	1,401,329	71,361	35,509
Foreign exchange contracts	88,905	615	—	114,951	306	104
Credit contracts	—	—	—	104,115	—	3,508
Total non-designated hedges	3,462,497	120,241	48,342	3,503,695	74,847	41,929
Embedded derivatives
IUL	N/A	—	59,724	N/A	—	50,529
Total embedded derivatives	N/A	—	59,724	N/A	—	50,529
Total derivatives	$3,462,497	$120,241	$108,066	$3,503,695	$74,847	$92,458

N/A Not applicable

(1)	The fair value of freestanding derivative assets is included in Other assets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities. The fair value of IUL embedded derivatives is included in Policyholder account balances, future policy benefits and claims.

See Note 12 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2024 and 2023, investment securities with a fair value of $88.8 million and $93.9 million, respectively, were pledged to meet contractual obligations under derivative contracts, of which $10.6 million and $3.6 million, respectively, may be sold, pledged or rehypothecated by the counterparty. As of December 31, 2024 and 2023, investment securities with a fair value of $7.0 million and $2.6 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $7.0 million and nil, respectively, may be sold, pledged or rehypothecated by the Company. As of both December 31, 2024 and 2023, the Company had sold, pledged or rehypothecated none of these securities. In addition, as of both December 31, 2024 and 2023, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Balance Sheets.

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Statements of Income:

(in thousands)	Interest Credited to Fixed Accounts	Change in Fair Value of Market Risk Benefits
Year Ended December 31, 2024
Interest rate contracts	$—	$(56,025)
Equity contracts	3,916	(56,970)
Foreign exchange contracts	—	6,163
Credit contracts	—	4,105
IUL embedded derivatives	(8,938)	—
Total gain (loss)	$(5,022)	$(102,727)
Year Ended December 31, 2023
Interest rate contracts	$—	$(23,725)
Equity contracts	4,569	(77,123)
Foreign exchange contracts	—	402
Credit contracts	—	(19)
IUL embedded derivatives	(5,694)	—
Total gain (loss)	$(1,125)	$(100,465)
Year Ended December 31, 2022
Interest rate contracts	$—	$(145,925)
Equity contracts	(6,797)	35,340
Foreign exchange contracts	—	5,198
IUL embedded derivatives	11,718	—
Total gain (loss)	$4,921	$(105,387)

RiverSource Life Insurance Co. of New York

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2024:

(in thousands)	Premiums Payable	Premiums Receivable
2025	$117	$—
2026	23,700	—
2027	—	—
2028	—	—
2029	13,830	—
2030	21,870	—
Total	$59,517	$—

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to IUL products will positively or negatively impact earnings over the life of these products. The equity component of IUL product obligations is considered an embedded derivative, which is bifurcated from the host contract for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of this product, the Company enters into interest rate swaps, index options and futures contracts.

As discussed in Note 11, the Company issues variable annuity contracts that provide protection to contractholders from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. The Company economically hedges its obligations under these market risk benefits using options, swaptions, swaps and futures.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 15 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of RiverSource Life’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2024 and 2023, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $9.1 million and $9.9 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2024 and 2023 was $9.1 million and $9.7 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of both December 31, 2024 and 2023 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been nil and $157 thousand as of December 31, 2024 and 2023, respectively.

RiverSource Life Insurance Co. of New York

17. SHAREHOLDER’S EQUITY

The following tables present the amounts related to each component of OCI:

	Year Ended December 31, 2024
(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(31,130)	$6,537	$(24,593)
Reclassification of net (gains) losses on securities included in net income(2)	549	(115)	434
Impact of benefit reserves and reinsurance recoverables	612	(129)	483
Net unrealized gains (losses) on securities	(29,969)	6,293	(23,676)
Effect of changes in discount rate assumptions on certain long-duration contracts	11,697	(2,456)	9,241
Effect of changes in instrument-specific credit risk on market risk benefits (“MRBs”).	(2,753)	578	(2,175)
Total other comprehensive income (loss)	$(21,025)	$4,415	$(16,610)

	Year Ended December 31, 2023
(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$54,710	$(11,489)	$43,221
Reclassification of net (gains) losses on securities included in net income(2)	224	(47)	177
Impact of benefit reserves and reinsurance recoverables	(2,181)	458	(1,723)
Net unrealized gains (losses) on securities	52,753	(11,078)	41,675
Effect of changes in discount rate assumptions on certain long-duration contracts	(7,753)	1,628	(6,125)
Effect of changes in instrument-specific credit risk on MRBs	(3,734)	784	(2,950)
Total other comprehensive income (loss)	$41,266	$(8,666)	$32,600

	Year Ended December 31, 2022
(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(282,360)	$59,296	$(223,064)
Reclassification of net (gains) losses on securities included in net income(2)	3,346	(703)	2,643
Impact of benefit reserves and reinsurance recoverables	8,809	(1,849)	6,960
Net unrealized gains (losses) on securities	(270,205)	56,744	(213,461)
Effect of changes in discount rate assumptions on certain long-duration contracts	78,368	(16,457)	61,911
Effect of changes in instrument-specific credit risk on MRBs	23,844	(5,007)	18,837
Total other comprehensive income (loss)	$(167,993)	$35,280	$(132,713)

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in Net realized investment gains (losses).

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Co. of New York

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in thousands)	Net Unrealized Gains (Losses) on Securities	Effect of Changes in Discount Rate Assumptions	Effect of Changes in Instrument- Specific Credit Risk on MRBs	Total
Balance at January 1, 2022	$90,032	$(61,767)	$(18,112)	$10,153
OCI before reclassifications	(216,104)	61,911	18,837	(135,356)
Amounts reclassified from AOCI	2,643	—	—	2,643
Total OCI	(213,461)	61,911	18,837	(132,713)
Balance at December 31, 2022	(123,429)	144	725	(122,560)
OCI before reclassifications	41,498	(6,125)	(2,950)	32,423
Amounts reclassified from AOCI	177	—	—	177
Total OCI	41,675	(6,125)	(2,950)	32,600
Balance at December 31, 2023	(81,754)	(5,981)	(2,225)	(89,960)
OCI before reclassifications	(24,110)	9,241	(2,175)	(17,044)
Amounts reclassified from AOCI	434	—	—	434
Total OCI	(23,676)	9,241	(2,175)	(16,610)
Balance at December 31, 2024	$(105,430)	$3,260	$(4,400)	$(106,570)

18. INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in thousands)	2024	2023	2022
Current income tax
Federal	$566	$9,247	$11,869
State and local	117	(173)	185
Total current income tax	683	9,074	12,054
Deferred federal income tax	14,880	(1,519)	(4,674)
Total income tax provision	$15,563	$7,555	$7,380

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2024	2023	2022
Tax at U.S. statutory rate	21.0%	21.0%	21.0%
Changes in taxes resulting from:
Dividends received deduction	(2.1)	(3.4)	(3.9)
Foreign tax credit, net of addback	(1.4)	(2.9)	(2.9)
Other	—	(0.7)	—
Income tax provision	17.5%	14.0%	14.2%

The increase in the Company’s effective tax rate for the year ended December 31, 2024 compared to 2023 is primarily due to higher pretax income relative to tax preferred items.

RiverSource Life Insurance Co. of New York

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2024 and 2023. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within Other assets or Other liabilities, were as follows:

	December 31,
(in thousands)	2024	2023
Deferred income tax assets
Insurance and annuity benefits including corresponding hedges	$50,126	$66,330
Investments including net unrealized on Available-for-Sale securities	25,863	22,092
Other	262	72
Gross deferred income tax assets	76,251	88,494
Deferred income tax liabilities
Deferred acquisition costs	21,873	23,492
Other	1,272	1,431
Gross deferred income tax liabilities	23,145	24,923
Net deferred income tax assets	$53,106	$63,571

Based on analysis of the Company’s tax position, management believes it is more likely than not that the Company’s results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of the deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of both December 31, 2024 and 2023.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in thousands)	2024	2023	2022
Balance at January 1	$—	$320	$346
Additions for tax positions related to the current year	—	6	—
Reductions for tax positions related to the current year	—	(6)	(26)
Additions for tax positions of prior years	—	324	—
Reductions for tax positions of prior years	—	(644)	—
Balance at December 31	$—	$—	$320

If recognized, approximately nil, nil and $218 thousand, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2024, 2023 and 2022, respectively, would affect the effective tax rate.

The Company is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next 12 months.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized nil, a net decrease of $90 thousand and a net increase of $16 thousand in interest and penalties for the years ended December 31, 2024, 2023 and 2022, respectively. As of both December 31, 2024 and 2023, the Company did not have a payable related to accrued interest and penalties.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax return of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The Internal Revenue Service is currently auditing Ameriprise Financial’s U.S. income tax returns for 2019 and 2020. The state income tax returns of Ameriprise Financial or its subsidiaries, including the Company, are currently under examination by various jurisdictions for years ranging from 2017 through 2023.

19. COMMITMENTS AND CONTINGENCIES

Commitments

As of both December 31, 2024 and 2023, the Company had no funding commitments related to mortgage loans.

Contingencies

The Company and its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

RiverSource Life Insurance Co. of New York

As with other insurance companies, the level of regulatory activity concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, that include information requests, exams, inquiries or disputes regarding their business activities and practices and other subjects, including from time to time: sales and distribution of, and disclosure practices related to, various products, including the Company’s insurance and annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors, Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates are cooperating with the applicable regulators.

These pending matters are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. The Company cannot predict with certainty if, how, or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a potential loss or range of loss can be reasonably estimated for any matter. An adverse outcome in any matter could result in an adverse judgment, a settlement, fine, penalty, or other sanction, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity.

In accordance with applicable accounting standards, the Company establishes an accrued liability for contingent litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. The Company discloses the nature of the contingency when management believes there is at least a reasonable possibility that the outcome may be material to the Company’s financial statements and, where feasible, an estimate of the possible loss. In such cases, there still may be an exposure to loss in excess of any amounts reasonably estimated and accrued. When a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability, but continues to monitor, in conjunction with any outside counsel handling a matter, further developments that would make such loss contingency both probable and reasonably estimable. Once the Company establishes an accrued liability with respect to a loss contingency, the Company continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established, and any appropriate adjustments are made each quarter.

Guaranty Fund Assessments

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association. The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in the State of New York. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

As of both December 31, 2024 and 2023, the Company had no accrual established for estimated future guaranty fund assessments.

SAI9020_12_D01_(05/25)

PART C: OTHER INFORMATION
Item 30. Exhibits—Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.
(a)(1)
Copy of Resolution of Board of Directors of IDS Life of New York authorizing the Trust, adopted September 12, 1985, filed electronically as exhibit (a)(1) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(a)(2)
Copy of Resolution of the Board of Directors of IDS Life Insurance Company of New York adopting and approving Agreement and Plan of Merger band subsequent name changes, dated Aug. 29, 2006, filed electronically as Exhibit 1.11 to Post-Effective
Amendment No. 22 to Registration Statement No. 333-91691, is incorporated herein by reference.

(b)	Not applicable.
(c)
Form of Principal Underwriter Agreement for RiverSource Life Insurance Co. of New York for Variable Annuities and Variable
Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource of New
York Variable Annuity Account 2 (previously ACL Variable Annuity Account 2), RiverSource Endeavor Select (SM) Variable
Annuity, RiverSource Innovations (SM) Select Variable Annuity and RiverSource Innovations (SM) Variable Annuity, on or
about Jan. 2, 2007, is incorporated herein by reference.

(d)(1)
Copy of Flexible Premium Variable Life Insurance Policy (VUL 6) filed electronically as Exhibit (d)(1) to Post-Effective
Amendment No. 4 to Registration Statement No. 333-227507 on or about August 7, 2020, is incorporated herein by reference.

(d)(2)
Copy of Flexible Premium Variable Adjustable Life Insurance Policy (VUL 6) filed electronically as Exhibit (d)(1) to Initial
Registration Statement File No. 333-227507 on or about September 24, 2018 is incorporated herein by reference.

(d)(3)
Copy of Flexible Premium Variable Life Insurance Policy filed electronically as Exhibit (d)(1) to Initial Registration Statement
on Form N-6 on or about August 13, 2012 is incorporated herein by reference.

(d)(4)
Copy of Waiver of Monthly Deduction Rider for Total Disability filed electronically as Exhibit (d)(2) to Initial Registration
Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.

(d)(5)
Copy of Waiver of Specified Premium Rider for Total Disability filed electronically as Exhibit (d)(3) to Initial Registration
Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.

(d)(6)	Copy of Children’s Level Term Insurance Rider filed electronically as Exhibit (d)(4) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.
(d)(7)	Copy of Accidental Death Benefit Rider filed electronically as Exhibit (d)(5) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.
(d)(8)
Copy of Accelerated Benefit Rider for Terminal Illness filed electronically as Exhibit (d)(12) to Post-Effective Amendment
No. 29 to Registration Statement No. 333-44644 is incorporated herein by reference.

(d)(9)	Copy of Automatic Increase Benefit Rider filed electronically as Exhibit 1.A.(5)(f) to Pre-Effective Amendment No. 1 to Registration Statement No. 333-44644 is incorporated herein by reference.
(d)(10)	Copy of Overloan Protection Benefit filed electronically as Exhibit (d)(8) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.
(d)(11)
Copy of AdvanceSource (R) Accelerated Benefit Rider for Chronic Illness filed electronically as Exhibit (d)(11) to
Post-Effective Amendment No. 29 to Registration Statement No. 333-44644 is incorporated herein by reference.

(d)(12)
Copy of Endorsement to the Flexible Premium Variable Life Insurance Policy (VUL IV/VUL IV-ES) filed electronically as
Exhibit (d)(13) to Post-Effective Amendment No. 29 to Registration Statement No. 333-44644 is incorporated herein by reference.

(d)(13)	Copy of Indexed Account Endorsement filed electronically as Exhibit (d)(11) to Post-Effective Amendment No. 7 to Registration Statement No. 333-183262 is incorporated herein by reference.
(d)(14)	Copy of Accounting Value Increase Rider filed electronically as Exhibit (d)(12) to Post-Effective Amendment No. 6 to Registration Statement No. 333-183262 is incorporated herein by reference.
(d)(15)	Copy of Death Benefit Option 3 Endorsement filed electronically as Exhibit (d)(13) to Post-Effective Amendment No. 6 to Registration Statement No. 333-183262 is incorporated herein by reference.
(e)(1)
Form of Application for Life and Disability Income Insurance filed electronically as Exhibit (e)(1) to Initial Registration
Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.

(e)(2)
Form of Application for the Accelerated Benefit Rider for Chronic Illness filed electronically as Exhibit (e)(2) to Post-Effective
Amendment No. 29 to Registration Statement No. 333-44644 is incorporated herein by reference.

(e)(3)
Form of Distribution of Policy Value Endorsement is filed electronically as Exhibit (e)(3) to Post-Effective Amendment No. 2
to Registration Statement No. 333-227507 in incorporated herein by reference.

(f)(1)
Copy of Charter of RiverSource Life Insurance Co. of New York dated Dec. 31, 2006, filed electronically as Exhibit 27(f)(1) to
Post-Effective Amendment No. 22 to Registration Statement 333-44644 is incorporated herein by reference.

(f)(2)
Copy of Amended and Restated By-Laws of RiverSource Life Insurance Co. of New York filed electronically as
Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(g)(1)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and
Reinsurer, identified as Treaty 1111 filed electronically as exhibit (g)(1) to Post-Effective Amendment No. 3 to Registration
Statement No. 333-227507 is incorporated herein by reference.

(g)(2)
Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1111 filed electronically as exhibit (g)(2) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(3)
Redacted copy of the Third Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1111 filed electronically as exhibit (g)(3) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(4)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and
Reinsurer, identified as Treaty 1121 filed electronically as exhibit (g)(4) to Post-Effective Amendment No. 3 to Registration
Statement No. 333-227507 is incorporated herein by reference.

(g)(5)
Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1121 filed electronically as exhibit (g)(5) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(6)
Redacted copy of the Second Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1121 filed electronically as exhibit (g)(6) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(7)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and
Reinsurer, identified as Treaty 1131 filed electronically as exhibit (g)(7) to Post-Effective Amendment No. 3 to Registration
Statement No. 333-227507 is incorporated herein by reference.

(g)(8)
Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(8) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(9)
Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(9) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(10)
Redacted copy of the Seventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(1) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(11)
Redacted copy of the Eighth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(11) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(12)
Redacted copy of the Ninth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(12) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(13)
Redacted copy of the Tenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(13) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(14)
Redacted copy of the Eleventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(14) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(15)
Redacted copy of the Twelfth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(15) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(16)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and
Reinsurer, identified as Treaty 1141 filed electronically as exhibit (g)(16) to Post-Effective Amendment No. 3 to Registration
Statement No. 333-227507 is incorporated herein by reference.

(g)(17)
Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1141 filed electronically as exhibit (g)(17) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(18)
Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1141 filed electronically as exhibit (g)(18) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(19)
Redacted copy of the Sixth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1141 filed electronically as exhibit (g)(19) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(20)
Redacted copy of the Seventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1141 filed electronically as exhibit (g)(20) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(21)
Redacted copy of the Eighth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1141 filed electronically as exhibit (g)(21) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(22)
Redacted copy of the Ninth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1141 filed electronically as exhibit (g)(22) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(23)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and
Reinsurer, identified as Treaty 1151 filed electronically as exhibit (g)(23) to Post-Effective Amendment No. 3 to Registration
Statement No. 333-227507 is incorporated herein by reference.

(g)(24)
Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(24) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(25)
Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(25) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(26)
Redacted copy of the Eighth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(26) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(27)
Redacted copy of the Fifteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(27) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(28)
Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(28) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(29)
Redacted copy of the Seventeenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(29) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(30)
Redacted copy of the Eighteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(30) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(31)
Redacted copy of the Twentieth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(31) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(32)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and
Reinsurer, identified as Treaty 1161 filed electronically as exhibit (g)(32) to Post-Effective Amendment No. 3 to Registration
Statement No. 333-227507 is incorporated herein by reference.

(g)(33)
Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(33) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(34)
Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(34) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(35)
Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(35) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(36)
Redacted copy of the Seventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(36) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(37)
Redacted copy of the Fourteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(37) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(38)
Redacted copy of the Fifteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(38) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(39)
Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(39) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(40)
Redacted copy of the Eighteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(40) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(41)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and
Reinsurer, identified as Treaty 1171 filed electronically as exhibit (g)(41) to Post-Effective Amendment No. 3 to Registration
Statement No. 333-227507 is incorporated herein by reference.

(g)(42)
Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(42) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(43)
Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(43) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(44)
Redacted copy of the Seventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(44) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(45)
Redacted copy of the Fifteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(45) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(46)
Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(46) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(47)
Redacted copy of the Seventeenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(47) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(48)
Redacted copy of the Nineteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(48) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(h)(1)
Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Centurion Life Assurance
Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and
AllianceBernstein Investments, Inc. filed electronically as Exhibit(h) (2) to Post-Effective Amendment No. 22 to Registration
Statement No. 333-44644 is incorporated herein by reference.

(h)(2)
Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life
Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life
Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century
Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration
Statement No. 333-44644 is incorporated herein by reference.

(h)(3)
Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, among Variable Insurance Products
Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement
No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(4)
Copy of Amended and Restated Participation Agreement dated August 1, 2005, by and between Franklin Templeton Variable
Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American
Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York and Ameriprise
Financial Services Inc. (formerly American Express Financial Advisors Inc.) filed electronically as Exhibit (h)(8) to
Post-Effective Amendment No. 21 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(5)
Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among
American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Janus Aspen Series filed electronically as Exhibit 27(h)(9) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is
incorporated herein by reference.

(h)(6)
Copy of Participation Agreement Among MFS Variable Insurance Trust, American Centurion Life Assurance Company, IDS
Life Insurance Company of New York and Massachusetts Financial Services Company, dated June 15, 2006, filed electronically as Exhibit (h)(10) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(7)
Copy of Fund Participation Agreement dated April 2, 2007, among RiverSource Life Insurance co. of New York, Wanger
Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as
Exhibit 8.22 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration
Statement No.333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(8)
Copy of Fund Participation Agreement dated May 1, 2006, among American Centurion Life Assurance Company, IDS Life
Insurance Company of New York, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and
Columbia Management Distributors, Inc. filed electronically as Exhibit (h) (13) to Post-Effective Amendment No. 22 to
Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(9)
Copy of Participation Agreement dated January 1, 2007, by and among, Wells Fargo Variable Trust, RiverSource Life Insurance
Co. of New York, RiverSource Distributors, Inc. and Wells Fargo Funds Distributor, LLC filed electronically as Exhibit(h)(16)
to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(10)
Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.4 to
RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement
No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(11)
Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company of New York, PIMCO Variable
Insurance Trust and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.17 to Post-Effective
Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(12)
Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource
Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective
Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

(h)(13)
Copy of Fund Participation Agreement dated April 30, 2012 by and among RiverSource Life Insurance Co. of New York,
BlackRock Variable Series Funds, Inc. and BlackRock Investments, LLC filed electronically as Exhibit 8.14 to RiverSource of
New York Variable Annuity Account’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179335 is
incorporated herein by reference.

(h)(14)
Copy of Participation Agreement dated April 30, 2012 by and among RiverSource Life Insurance Co. of New York,
RiverSource Distributors, Inc., DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, DWS
Investments Distributors, Inc. and Deutsche Investment Management Americas Inc. filed electronically as Exhibit 8.15 to
RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 1 to Registration Statement
No. 333-179335 is incorporated herein by reference.

(h)(15)
Copy of Fund Participation Agreement dated March 2, 2006, by and between Neuberger Berman Advisers Management Trust,
Neuberger Berman Management, Inc. and IDS Life Insurance Company filed electronically as Exhibit 8.17 to Post-Effective
Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(16)
Copy of Fund Participation Agreement dated April 30, 2013, by and among ALPS Variable Investment Trust, ALPS Portfolio
Solutions Distributor, Inc., and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No.4 to Registration Statement No. 333-179335 is
incorporated herein by reference.

(h)(17)
Copy of Amended and Restated Participation Agreement dated September 1, 2006, by and among IDS Life Insurance
Company of New York, Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Fund,
Inc.), Legg Mason Partners Variable Portfolios II, Inc. (formerly Greenwich Street Series Fund, formerly Smith Barney Series
Fund, formerly Smith Barney Shearson Series Fund, formerly Shearson Series Fund), Legg Mason Partners Variable Portfolios
III, Inc. (formerly Travelers Series Fund Inc., formerly Smith BarneyTravelers Series Fund Inc.) and Legg Mason Investor
Services, LLC filed electronically as Exhibit 8.14 to Post-Effective Amendment No.22 to Registration Statement
No. 333-91691 is incorporated by reference.

(h)(18)
Copy of Amended and Restated Participation Agreement dated April 17,2006, by and among AIM Variable Insurance Funds,
AIM Distributors, Inc. American Centurion Life Assurance Company, IDS Life Insurance Company of New York, and
Ameriprise Financial Services, Inc. filed electronically as Exhibit(h)(1) to Post-Effective Amendment No. 22 to Registration
Statement No. 333-44644 is incorporated herein by reference.

(h)(19)
Copy of Amended and Restated Participation Agreement dated May 1, 2006, among The Universal Institutional Funds, Inc.,
Morgan Stanley Investment Management Inc., Morgan Stanley Distribution, Inc., American Enterprise Life Insurance
Company and IDS Life Insurance Company filed electronically as Exhibit 8.24 to Post-Effective Amendment No. 41 to
Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(20)
Copy of Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Co. of New York, RiverSource
Distributors, Inc. and Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as
Exhibit 8.27 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No.333-91691 is incorporated herein by reference.

(i)	Not applicable.
(j)	Not applicable.
(k)	Consent and Opinion of Counsel is filed electronically herewith.
(l)	Not applicable.
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm is filed electronically herewith.
(o)	Not applicable.
(p)	Not applicable.
(q)
RiverSource Life Insurance Co. of New York’s Description of Transfer and Redemption Procedures and Method of Conversion
to Fixed Benefit Policies filed electronically as Exhibit (q) to Post-Effective Amendment No. 25 to Registration Statement
No. 333-42257 is incorporated herein by reference.

(r)	Not applicable.
(s)
Power of Attorney to sign Amendment to this Registration Statement, dated April 24, 2025, filed electronically herewith as to
RiverSource of New York Account 8 Post-Effective Amendment No. 12 to Registration Statement File No. 333-227507, is
incorporated herein by reference.

101	Not applicable.
Item 31. Directors and Officers of the Depositor The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:
Name	Principal Business Address*	Position and Offices With Depositor
Gumer C. Alvero	1765 Ameriprise Financial Center Minneapolis, MN 55474	Chairman of the Board, President and Chief Executive Officer
Diana M. Marchesi	1333 Jones St. #401San Francisco CA 94109	Director
Michael J. Pelzel		Senior Vice President - Corporate Tax
Stephen P. Blaske		Senior Vice President and Chief Actuary
Mark Gorham		Director and Vice President - Insurance Product Development

Name	Principal Business Address*	Position and Offices With Depositor
Karen M. Bohn	940 Cape Marco Drive #2205Marco Island FL 34145	Director
Ronald L. Guzior	BST& Co. CPAs, LLP 26 Computer Drive West Albany, NY 12205	Director
Sara S. Janz		Director
Brian E. Hartert		Director
Jason J. Poor		Senior Vice President – Service & Operations
Shweta Jhanji		Senior Vice President and Treasurer
Paula J. Minella		Secretary
Greg L. Ewing		Vice President, Chief Financial Officer and Controller
Kara D. Sherman		Vice President – National Sales Manager - Insurance
*
Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The following is the list of subsidiaries of Ameriprise Financial, Inc:
SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.
Parent Company /Subsidiary Name	Jurisdiction
Ameriprise Financial, Inc.*	Delaware
Ameriprise Advisor Capital, LLC	Delaware
Ameriprise Advisor Financing 2, LLC	Delaware
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Singapore
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong
Columbia Threadneedle Investments Japan Co., Ltd.	Japan
Columbia Threadneedle Malaysia Sdn Bhd.	Malaysia
Threadneedle Investments Singapore (Pte.) Ltd.	Singapore
Ameriprise Bank, FSB	Federal
Ameriprise Capital Trust I	Delaware
Ameriprise Capital Trust II	Delaware
Ameriprise Capital Trust III	Delaware
Ameriprise Capital Trust IV	Delaware
Ameriprise Captive Insurance Company	Vermont
Ameriprise Certificate Company	Delaware
Investors Syndicate Development Corporation	Nevada
Ameriprise Holdings, Inc.	Delaware
Ameriprise Installment Financing, LLC	Delaware
Ameriprise India LLP[1]	India
Ameriprise India Partner, LLC	Delaware
Ameriprise Trust Company	Minnesota
AMPF Holding, LLC	Michigan
American Enterprise Investment Services Inc.[2]	Minnesota

Parent Company /Subsidiary Name	Jurisdiction
Ameriprise Financial Services, LLC[2]	Delaware
AMPF Property Corporation	Michigan
Investment Professionals, Inc.[2]	Texas
Columbia Management Investment Advisers, LLC	Minnesota
Advisory Capital Strategies Group Inc.	Minnesota
Columbia Wanger Asset Management, LLC	Delaware
Emerging Global Advisors, LLC	Delaware
GA Legacy, LLC	Delaware
J. & W. Seligman & Co. Incorporated	Delaware
Columbia Management Investment Distributors, Inc.[2]	Delaware
Seligman Partners, LLC[3]	Delaware
Lionstone BBP GP, LLC	Delaware
Lionstone BBP Limited Partner, LLC	Delaware
Lionstone CREAD Partners Two, LLC	Delaware
Lionstone CREAD GP, LLC	Delaware
Lionstone LORE Two, LLC	Delaware
Lionstone Partners, LLC	Texas
Cash Flow Asset Management GP, LLC	Texas
Cash Flow Asset Management, L.P.[4]	Texas
Lionstone Advisory Services, LLC	Texas
Lionstone CFRE II Real Estate Advisory, LLC	Delaware
Lionstone Development Services, LLC	Texas
LPL 1111 Broadway GP, LLC	Texas
LPL 1111 Broadway, L.P.[5]	Texas
Lionstone Raleigh Development Partners GP, LLC	Delaware
Lionstone RDP Channel House Investors, L.P.	Delaware
Lionstone RDP PCS Phase I Investors, L.P.	Delaware
Lionstone RDP Platform Investors, L.P.	Delaware
Lionstone RDP Tower V Investors GP, LLC	Delaware
Lionstone RDP St. Albans Investors GP, LLC	Delaware
Lionstone RDP Co-Investment Fund I GP, LLC	Delaware
Lionstone VA Five, LLC	Delaware
RiverSource CDO Seed Investments, LLC	Minnesota
Columbia Management Investment Services Corp.	Minnesota
Columbia Threadneedle Investments UK International Limited	England & Wales
Columbia Threadneedle (Europe) Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Columbia Threadneedle AM (Holdings) Limited	Scotland
Astraeus III GP LLP
Astraeus III FP LP
Columbia Threadneedle Capital (Group) Limited	Cayman Islands
Columbia Threadneedle Capital (Holdings) Limited	Cayman Islands
Columbia Threadneedle Capital (UK) Limited	England & Wales
Columbia Threadneedle Multi-Manager LLP	England & Wales
Thames River Capital LLP	England & Wales
Columbia Threadneedle Group (Holdings) Limited	England & Wales
Columbia Threadneedle Group (Management) Limited	England & Wales
Columbia Threadneedle Holdings Limited	England & Wales
Columbia Threadneedle Management Limited	England & Wales
FCEM Holdings (UK) Limited	England & Wales
Columbia Threadneedle Netherlands B.V.	Netherlands
F&C Alternative Investments (Holdings) Limited	England & Wales
Columbia Threadneedle Treasury Limited	England & Wales
WAM Holdings Ltd	England & Wales
Columbia Threadneedle Fund Management Limited	England & Wales
Columbia Threadneedle Managers Limited	England & Wales
Columbia Threadneedle (Services) Limited	Scotland
Columbia Threadneedle Management (Swiss) GmbH‡	Switzerland
Columbia Threadneedle Investment Business Limited	Scotland
Columbia Threadneedle PE Co-Investment GP LLP	Scotland
FCIT PE FP LP6	Scotland
Columbia Threadneedle PE Co-Investment FP LP6	Scotland
Columbia Threadneedle Real Estate Partners LLP[7]	England & Wales
CT UK Residential Real Estate FCP-RAIF (Associate)	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
REIT Asset Management Limited	England & Wales
Columbia Threadneedle Real Estate Partners S.à.r.l.	Luxembourg
CT Real Estate Partners GmbH & Co. KG, München	Germany
CT Real Estate Partners Verwaltungsgesellschaft mbH, München (General Partner)	Germany
Columbia Threadneedle Real Estate Partners Asset Management Limited	England & Wales
Columbia Threadneedle REP Property Management Limited	England & Wales
Castle Mount Impact Partners GP LLP
Castle Mount Impact Partners FP LP
F&C Aurora (GP) Limited	Scotland
LPE II (Founding Partner) LP	Scotland
The Aurora Fund (Founder Partner) LP6	Scotland
F&C Climate Opportunity Partners (GP) Limited	Scotland
F&C Climate Opportunity Partners (GP) LP	Scotland
F&C Climate Opportunity Partners (Founder Partner) LP6	Scotland
F&C Equity Partners Holdings Limited	England & Wales
F&C European Capital Partners (Founder Partner) LP6	Scotland
F&C European Capital Partners II (GP) Limited	Scotland
F&C European Capital Partners II (Founder Partner) LP6	Scotland
F&C European Capital Partners II (GP) LP	Scotland
F&C Group ESOP Trustee Limited	Scotland
F&C Investment Manager Limited	England & Wales
FP Asset Management Holdings Limited	England & Wales
Columbia Threadneedle Asset Managers Limited	England & Wales
Ivory & Sime Limited	Scotland
Columbia Threadneedle (EM) Investments Limited	England & Wales
Pyrford International Limited	England & Wales
RiverSource Distributors, Inc.[2]	Delaware
RiverSource Life Insurance Company	Minnesota
Columbia Cent CLO Advisers, LLC	Delaware
RiverSource Life Insurance Co. of New York	New York
RiverSource NY REO, LLC	New York
RiverSource REO 1, LLC	Minnesota

Parent Company /Subsidiary Name	Jurisdiction
RiverSource Tax Advantaged Investments, Inc.	Delaware
AEXP Affordable Housing Portfolio, LLC[8]	Delaware
TAM UK International Holdings Limited	England & Wales
Columbia Threadneedle Investments (ME) Limited	Dubai
CTM Holdings Limited	Malta
TAM Investment Limited	England & Wales
Threadneedle Asset Management Oversight Limited	England & Wales
Ameriprise International Holdings GmbH	Switzerland
Threadneedle EMEA Holdings 1, LLC	Minnesota, USA
Threadneedle Holdings Limited	England & Wales
TAM UK Holdings Limited	England & Wales
Threadneedle Asset Management Holdings Limited**	England & Wales
Columbia Threadneedle Foundation	England & Wales
TC Financing Limited	England & Wales
Threadneedle Asset Management Limited	England & Wales
Threadneedle Investment Services Limited	England & Wales
Threadneedle Asset Management (Nominees) Limited	England & Wales
Sackville TIPP Property (GP) Limited	England & Wales
Threadneedle Asset Management Finance Limited	England & Wales
TMS Investment Limited	Jersey
Threadneedle International Limited	England & Wales
Threadneedle Investments (Channel Islands) Limited	Jersey
Threadneedle Investments Limited	England & Wales
Threadneedle Management Services Limited	England & Wales
Threadneedle Pension Trustees Limited	England & Wales
Threadneedle Navigator ISA Manager Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Threadneedle Pensions Limited	England & Wales
Threadneedle Portfolio Services AG	Switzerland
Threadneedle Portfolio Services Limited	England & Wales
Threadneedle Property Investments Limited	England & Wales
Sackville (CTESIF) 2&3 GP Sàrl	Luxembourg
Sackville LCW (GP) Limited	England & Wales
Sackville LCW Sub LP 1 (GP) Limited	England & Wales
Sackville LCW Nominee 1 Limited	England & Wales
Sackville LCW Nominee 2 Limited	England & Wales
Sackville LCW Sub LP 2 (GP) Limited	England & Wales
Sackville LCW Nominee 3 Limited	England & Wales
Sackville LCW Nominee 4 Limited	England & Wales
Sackville Property Atlantic (Jersey GP) Limited	Jersey
Sackville Property Curtis (Jersey GP) Limited	Jersey
Sackville Property Farnborough (Jersey GP) Limited	Jersey
Sackville Property Hayes (Jersey GP) Limited	Jersey
Sackville UKPEC6 Hayes Nominee 1 Limited	Jersey
Sackville UKPEC6 Hayes Nominee 2 Limited	Jersey
Sackville TSP Property (GP) Limited	England & Wales
Sackville UK Property Select II (GP) Limited	England & Wales
Sackville UK Property Select II (GP) No. 3 Limited	England & Wales
Sackville UK Property Select II Nominee (3) Limited	England & Wales
Sackville UK Property Select III (GP) No. 1 Limited	England & Wales
Sackville UK Property Select III Nominee (1) Limited	England & Wales
Sackville UK Property Select III Nominee (2) Limited	England & Wales
Sackville UK Property Select III (GP) No. 2 Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Sackville UK Property Select III Nominee (3) Ltd	England & Wales
Sackville UK Property Select III Nominee (4) Ltd	England & Wales
Sackville UK Property Select III (GP) No. 3 Limited	England & Wales
Sackville UK Property Select III Nominee (5) Ltd	England & Wales
Sackville UK Property Select III Nominee (6) Ltd	England & Wales
Sackville UK Property Select III (GP) S.à r.l.	Luxembourg
Sackville UK Property Select IV (GP) S.à.r.l.	Luxembourg
Sackville UK Property Select IV (GP) No. 1 Limited	England
Sackville UK Property Select IV Nominee (1) Limited	England
Sackville UK Property Select IV Nominee (2) Limited	England
Sackville UK Property Select IV Nominee (7) Limited	England
Sackville UK Property Select IV Nominee (8) Limited	England
Sackville UK Property Select IV (GP) No. 2 Limited	England
Sackville UK Property Select IV Nominee (3) Limited	England
Sackville UK Property Select IV Nominee (4) Limited	England
Sackville UK Property Select IV (GP) No. 3 Limited	England
Sackville UK Property Select IV Nominee (5) Limited	England
Sackville UK Property Select IV Nominee (6) Limited	England
Sackville UKPEC1 Leeds (GP) Limited	England & Wales
Threadneedle Property Execution 1 Limited	England & Wales
Threadneedle Property Execution 2 Limited	England & Wales
Threadneedle UK Property Select IV Feeder SA SICAV-RAIF	Luxembourg
Threadneedle Management Luxembourg S.A.	Luxembourg

Unless otherwise indicated all ownership interests are 100%
*
Publicly-traded company (NYSE: AMP)
**
The company has non-voting shares held by third parties
†
Regulated by Luxembourg Authority
‡
FINMA Authorized Representative office of BMO Asset Management Ltd.
1
Owned by: Ameriprise Financial, Inc. 100% profit sharing ratio with capital contribution of 124,078,760 INR (Indian currency=rupees) & 10 INR owned each by Columbia Management Investment Advisers, LLC & Ameriprise India Partner, LLC
2
Registered broker-dealer
3
Managed by members of onshore hedge fund feeders
4
Owned by: Lionstone Partners, LLC (99%) & Cash Flow Asset Management GP, LLC (1%)
5
Owned by: Lionstone Partners, LLC (99.9%) & LPL 1111 Broadway GP, LLC (0.1%)
6
Columbia Threadneedle AM (Holdings) plc owns a percentage of the entity
7
Columbia ThreadneedleTreasury Limited holds 1 unit
8
One-third of this entity is owned by American Express Travel Related Services

Item 33. Indemnification
The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.
No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.
The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) RiverSource Distributors, Inc. acts as principal underwriter for:
RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8
(b) As to each director, officer or partner of the principal underwriter:
Name and Principal Business Address*	Positions and Offices with Underwriter
Kara D. Sherman	Director
Gumer C. Alvero	Chairman of the Board and Chief Executive Officer
Shweta Jhanji	Senior Vice President and Treasurer
Paula J. Minella	Secretary

Name and Principal Business Address*	Positions and Offices with Underwriter
Jason S. Bartylla	Chief Financial Officer
Sara S. Janz	Director
*
The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
(c) RiverSource Distributors Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:
NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	OTHER COMPENSATION
RiverSource Distributors, Inc.	$20,338,738	None	None	None
Item 35. Location of Accounts and Records
The accounts and records of the Registrant are located at the offices of the Depositor RiverSource Life Insurance Co. of New York at 20 Madison Avenue Extension, Albany, NY 12203.
Item 36. Management Services
Not Applicable.
Item 37. Fee Representation
The Depositor represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, has duly certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and State of Minnesota on this April 28, 2025.

By: RIVERSOURCE OF NEW YORK ACCOUNT 8
(Registrant)
By:	/s/ Gumer C. Alvero
Gumer C. Alvero Chairman of the Board and President
As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the April 28, 2025.

RiverSource Life Insurance Co. of New York
(Depositor)
By:	/s/ Gumer C. Alvero
Gumer C. Alvero Chairman of the Board and President
As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated on the April 28, 2025.
Signature	Title
/s/ Gumer C. Alvero	Chairman of the Board, President and Chief Executive Officer (Chief Executive Officer)
Gumer C. Alvero
/s/ Michael J. Pelzel	Senior Vice President – Corporate Tax
Michael J. Pelzel
/s/ Stephen P. Blaske	Director, Senior Vice President and Chief Actuary
Stephen P. Blaske
/s/ Shweta Jhanji	Senior Vice President and Treasurer
Shweta Jhanji
/s/ Jason J. Poor	Director and Vice President – Operations
Jason J. Poor
/s/ Ronald L. Guzior	Director
Ronald L. Guzior
/s/ Brian E. Hartert	Director
Brian E. Hartert
/s/ Karen M. Bohn	Director
Karen M. Bohn
/s/ Sara S. Janz	Director
Sara S. Janz
/s/ Diana M. Marchesi	Director
Diana M. Marchesi

Signature	Title
/s/ Gregg L. Ewing	Vice President, Chief Financial Officer and Controller (Principal Accounting Officer) (Chief Financial Officer)
Gregg L. Ewing
Signed pursuant to Power of Attorney to sign Amendment to this Registration Statement, dated April 24, 2025, filed electronically as Exhibit (s) to RiverSource of New York Account 8 Post-Effective Amendment No. 12 to Registration Statement File No. 333-227507, is incorporated by reference herewith, by:
/s/ Nicole D. Wood
Nicole D. Wood Assistant General Counsel and Assistant Secretary

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 15
This Registration Statement is comprised of the following papers and documents:
The Cover Page.
PART A.
Prospectus for:
RiverSource® Variable Universal Life 6 Insurance
PART B.
The combined Statement of Additional Information and Financial Statements for RiverSource of New York Account 8 dated May 1, 2025, filed electronically herewith.
Part C.
Other Information.
Signatures.
Exhibits.

EXHIBIT INDEX
(k)	Consent and Opinion of Counsel.
(n)	Consent of Independent Registered Public Accounting Firm.